UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2007 through October 31, 2008 for all funds except for JPMorgan Emerging Economies Fund which is February 28, 2008 through October 31, 2008 and JPMorgan International Markets Fund which is May 30, 2008 through October 31, 2008.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT
PERIOD ENDED OCTOBER 31, 2008

JPMorgan Funds

International

Funds

JPMorgan International Markets Fund

CONTENTS

President’s Letter	1
Fund Summary	2
Schedule of Portfolio Investments	4
Financial Statements	5
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Trustees	19
Officers	21
Schedule of Shareholder Expenses	22

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

* Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invests in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   1

JPMorgan International Markets Fund

FUND SUMMARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 30, 2008
Fiscal Year End	October 31
Net Assets as of 10/31/2008	$606,562
Investment objective and strategies
The Fund seeks total return. The Fund is a “Fund of Funds” that mainly invests its assets in a combination of equity and fixed income international mutual funds in the same group of investment companies (i.e., JPMorgan Funds). J.P. Morgan Investment Management Inc. (JPMIM or the Advisor) allocates the Fund’s assets among underlying JPMorgan Funds that invest primarily in equity and debt securities in foreign and emerging markets, country-specific or regional securities, international real estate securities, and/or growth and value foreign securities. The Fund may also invest directly in securities issued in foreign or emerging markets and may use derivatives, including foreign currency contracts, futures contracts, options, swaps and other derivatives.

Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

2   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	5/30/08
Without Sales Charge		(39.33)%
With Sales Charge*		(42.51)
CLASS C SHARES	5/30/08
Without CDSC		(39.47)
With CDSC**		(40.47)
CLASS R5 SHARES	5/30/08	(39.27)
SELECT CLASS SHARES	5/30/08	(39.27)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (5/30/08 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 30, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Markets Fund, the MSCI EAFE Index and the MSCI All Country World Index, ex-U.S. from May 30, 2008 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada.

The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. and Canada.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   3

JPMorgan International Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 91.8%
	Investment Companies — 91.8%
798	iShares MSCI Pacific ex-Japan Index Fund	21,051
797	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	10,335
12,221	JPMorgan International Equity Fund, Select Class Shares (b)	224,628
18,592	JPMorgan International Value Fund, Institutional Class Shares (b)	194,653
5,008	JPMorgan Intrepid European Fund, Institutional Class Shares (b)	78,226
5,533	JPMorgan Intrepid Japan Fund, Select Class Shares (b)	25,394
475	JPMorgan Russia Fund, Select Class Shares (b)	2,574
	Total Long-Term Investments (Cost $966,772)	556,861
Short-Term Investment — 5.5%
	Investment Company — 5.5%
33,428	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $33,428)	33,428
	Total Investments — 97.3% (Cost $1,000,200)	590,289
	Other Assets in Excess of Liabilities — 2.7%	16,273
	NET ASSETS — 100.0%	$606,562

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
45,269 EUR	12/10/08	$65,107	$57,630	$7,477
15,377 GBP	12/10/08	27,118	24,694	2,424
		$92,225	$82,324	$9,901

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EUR—	Euro

GBP—	British Pound

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

Allocation of Investments*

International Equity Funds	94.3%
Money Market Funds	5.7

*	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

International Markets Fund
ASSETS:
Investments in non-affiliates, at value	$21,051
Investments in affiliates, at value	569,238
Total investment securities, at value	590,289
Cash	1,639
Receivables:
Interest and dividends	85
Unrealized appreciation on forward foreign currency exchange contracts	9,901
Due from Advisor	14,522
Total Assets	616,436

LIABILITIES:
Accrued liabilities:
Shareholder servicing fees	67
Distribution fees	27
Custodian and accounting fees	6,688
Other	3,092
Total Liabilities	9,874
Net Assets	$606,562

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008 (continued)

International Markets Fund
NET ASSETS:
Paid in capital	$999,893
Accumulated undistributed (distributions in excess of) net investment income	14,168
Accumulated net realized gains (losses)	(7,489)
Net unrealized appreciation (depreciation)	(400,010)
Total Net Assets	$606,562

Net Assets:
Class A	$30,302
Class C	30,239
Class R5	30,350
Select Class	515,671
Total	$606,562

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Class R5	3,333
Select Class	56,667

Net Asset Value:
Class A — Redemption price per share	$9.09
Class C — Offering price per share (a)	9.07
Class R5 — Offering and redemption price per share	9.11
Select Class — Offering and redemption price per share	9.10
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.59

Cost of investments in non-affiliates	$40,103
Cost of investments in affiliates	960,097

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2008 (a)

International Markets Fund
INVESTMENT INCOME:
Dividend income	$114
Dividend income from affiliates (b)	7,758
Interest income from affiliates	28
Total investment income	7,900

EXPENSES:
Investment advisory fees	170
Administration fees	345
Distribution fees:
Class A	42
Class C	127
Shareholder servicing fees:
Class A	42
Class C	42
Class R5	8
Select Class	722
Custodian and accounting fees	7,934
Professional fees	51,484
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	18,951
Registration and filing fees	1,676
Transfer agent fees	4,797
Other	1,799
Total expenses	88,142
Less amounts waived	(892)
Less expense reimbursements	(86,133)
Net expenses	1,117
Net investment income (loss)	6,783

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(7,489)
Foreign currency transactions	7,278
Net realized gain (loss)	(211)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(19,052)
Investments in affiliates	(390,859)
Foreign currency translations	9,901
Change in net unrealized appreciation (depreciation)	(400,010)
Net realized/unrealized gains (losses)	(400,221)
Change in net assets resulting from operations	$(393,438)

(a)	Commencement of operations was May 30, 2008.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED OCTOBER 31, 2008 (a)

International Markets Fund
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,783
Net realized gain (loss)	(211)
Change in net unrealized appreciation (depreciation)	(400,010)
Change in net assets resulting from operations	(393,438)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,000,000

NET ASSETS:
Change in net assets	606,562
Beginning of period	—
End of period	$606,562
Accumulated undistributed (distributions in excess of) net investment income	$14,168

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

International Markets Fund
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000
Change in net assets from Class A capital transactions	$50,000
Class C
Proceeds from shares issued	$50,000
Change in net assets from Class C capital transactions	$50,000
Class R5
Proceeds from shares issued	$50,000
Change in net assets from Class R5 capital transactions	$50,000
Select Class
Proceeds from shares issued	$850,000
Change in net assets from Select Class capital transactions	$850,000

Total change in net assets from capital transactions	$1,000,000

SHARE TRANSACTIONS:
Class A
Issued	3,333
Change in Class A Shares	3,333
Class C
Issued	3,333
Change in Class C Shares	3,333
Class R5
Issued	3,333
Change in Class R5 Shares	3,333
Select Class
Issued	56,667
Change in Select Class Shares	56,667

(a)	Commencement of operations was May 30, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   9

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Class A
May 30, 2008 (e) through October 31, 2008	$15.00	$0.09	$(6.00)	$(5.91)	$9.09

Class C
May 30, 2008 (e) through October 31, 2008	15.00	0.07	(6.00)	(5.93)	9.07

Class R5
May 30, 2008 (e) through October 31, 2008	15.00	0.11	(6.00)	(5.89)	9.11

Select Class
May 30, 2008 (e) through October 31, 2008	15.00	0.10	(6.00)	(5.90)	9.10

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

(39.40)%	$30	0.54%	1.80%	26.25	%(f)	4%

(39.53)	30	1.04	1.29	26.75	(f)	4

(39.27)	31	0.15	2.18	25.79	(f)	4

(39.33)	516	0.29	2.05	25.99	(f)	4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   11

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
International Markets Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on May 30, 2008. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Equity securities, including exchange traded funds, listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$590,289	$9,901	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$590,289	$9,901	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

12   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of October 31, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

D. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

An affiliated issuer may be considered one which is under common control with a Fund. For the purposes of the report, the Fund assumes the following to be affiliated issuers:

	For the period ended October 31, 2008
Affiliate	Value at May 30, 2008 (a)	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at October 31, 2008	Value at October 31, 2008
JPMorgan International Equity Fund, Select Class Shares	$—	$386,994	$—	$—	$7,494	12,221	$224,628
JPMorgan International Value Fund, Institutional Class Shares	—	330,000	—	—	—	18,592	194,653
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	20,000	—	—	—	797	10,335
JPMorgan Intrepid European Fund, Institutional Class Shares	—	180,000	32,836	(7,489)	—	5,008	78,226
JPMorgan Intrepid Japan Fund, Select Class Shares	—	40,000	—	—	—	5,533	25,394
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,033,101	999,673	—	264	33,428	33,428
JPMorgan Russia Fund, Select Class Shares	—	10,000	—	—	—	475	2,574

	$—			$(7,489)	$7,758		$569,238

(a)	Commencement of operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Fund first learns of the dividend.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other JPMorgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(107)	$7,385	$(7,278)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

I. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

J. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.05% of the Fund’s average daily net assets.

14   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended October 31, 2008 was $12.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than the International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2008, the annualized effective rate was 0.10 % of the Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2008, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C and Select Class Shares and 0.05% for Class R5 Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund (Underlying Fund) fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.55%	1.05%	0.15%	0.30%

The contractual expense limitation agreements were in effect for the period ended October 31, 2008. The expense limitation percentages in the table above are in place until at least June 1, 2009.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

For the period ended October 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$170	$306	$377	$853	$86,133

Voluntary Waivers
Administration	Total
$39	$39

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended October 31, 2008, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,007,097	$32,836

During the period ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,000,200	$—	$(409,911)	$(409,911)

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$24,071	$(7,489)	$(409,911)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts.

16   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

As of October 31, 2008, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	Total
$7,489	$7,489

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Underlying Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
JPMorgan Trust I and the Shareholders of the JPMorgan International Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Markets Fund (a separate Fund of JPMorgan Trust I)(hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period May 30, 2008 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

18   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   19

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

20   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL FUNDS   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 30, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 30, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 30, 2008 to October 31, 2008	Annualized Expense Ratio
Class A
Actual*	$1,000.00	$606.00	$1.80	0.54%
Hypothetical**	1,000.00	1,022.42	2.75	0.54
Class C
Actual*	1,000.00	604.70	3.47	1.04
Hypothetical**	1,000.00	1,019.91	5.28	1.04
Class R5
Actual*	1,000.00	607.30	0.50	0.15
Hypothetical**	1,000.00	1,024.38	0.76	0.15
Select Class
Actual*	1,000.00	607.60	0.97	0.29
Hypothetical**	1,000.00	1,023.68	1.48	0.29

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 154/366 (to reflect the actual period) The Fund commenced operations on May 30, 2008.

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22   JPMORGAN INTERNATIONAL FUNDS        OCTOBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-INTMKT-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan Funds

Specialty

Funds

JPMorgan Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Trustees	27
Officers	29
Schedule of Shareholder Expenses	30
Board Approval of Investment Advisory Agreement	31
Tax Letter	34

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invest in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   1

JPMorgan Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1998
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$36,145
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing,* returned –2.20%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the 2.72% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial, real estate investment trust and capital markets sectors. Investors faced significant challenges over the past 12 months, all of which began with the decline in U.S. housing and subsequent concerns about increased mortgage defaults. These events led to massive write-downs of mortgage-related assets, which, by the end of the period, resulted in a radical reconfiguration of the U.S. investment banking landscape and unprecedented efforts by policymakers to restore investor confidence in the capital markets.

The Fund’s top three detractors were all long positions. At the individual stock level, MBIA Inc., a provider of financial guarantee insurance and credit protection products, weighed on returns as credit fears overwhelmed the stock in late 2007. The company struggled after disclosing that it had insured a large amount of collateralized debt obligations (CDOs) of multi-sector, high-grade collateral backed by a combination of other CDOs and mortgages. Schering-Plough Corp., a U.S. pharmaceutical company, also hurt returns. The stock fell throughout the period, as unfavorable studies and safety concerns about the drugs Vytorin and Zetia continued to have a negative impact on sales. In particular, reports stated that Vytorin may be no more effective than statins currently on the market and potentially cause significant liver problems. Ambac Financial Group Inc., a U.S. holding company, hindered performance. The company’s shares fell on continued credit market turmoil as well as concerns about its exposure to sub-prime mortgages and mark-to-market losses in its credit derivative portfolio.

On the positive side, stock selection in the basic materials, semiconductor and media sectors helped returns. At the individual stock level, a short position in American International Group Inc., a U.S. insurance company, contributed to performance. The government rescue of the company during the third quarter of 2008 appeared to rattle investors instead of reassuring them. The company struggled from credit-related write-downs, management shakeups and a number of credit downgrades. A long position in Rohm and Haas Co., a specialty materials company, also helped returns. The company’s shares rose after agreeing to be acquired by Dow Chemical, a chemical manufacturer, for a large premium, at approximately $78 per share. A long position in Norfolk Southern Corp., a U.S. rail transport company, aided performance. The company reported record-high net income for second-quarter 2008. Transportation revenue for coal, metal and agricultural products saw an increase, as high fuel costs led many firms to transport their goods by rail.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a diversified approach, seeking long positions in stocks that were undervalued relative to our view of their fair value. We also maintained short positions (sell) in stocks we believed were overvalued. While we were able to maintain pre-existing short positions in the portfolio, the inability to short (due to the Securities and Exchange Commission’s temporary ban on short-selling) within a large percentage of the universe hampered our ability to manage the portfolio on a 90% long/90% short basis. Furthermore, we continued to seek long investment opportunities in companies with strong fundamentals and short investment opportunities in companies with weak fundamentals.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	United Technologies Corp.	2.5%
2.	Norfolk Southern Corp.	2.0
3.	Verizon Communications, Inc.	1.8
4.	Tessera Technologies, Inc.	1.8
5.	Gilead Sciences, Inc.	1.7
6.	Celgene Corp.	1.7
7.	Walt Disney Co. (The)	1.7
8.	QUALCOMM, Inc.	1.6
9.	Xilinx, Inc.	1.5
10.	Air Products & Chemicals, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.4%
Consumer Discretionary	12.5
Financials	12.4
Health Care	11.6
Industrials	10.6
Consumer Staples	8.7
Materials	6.3
Energy	6.1
Telecommunication Services	2.9
Utilities	2.2
Short Term Investment	10.0
Others (each less than 1.0%)	0.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

TOP TEN SHORT POSITIONS OF THE PORTFOLIO*

1.	Texas Instruments, Inc.	2.1%
2.	Intel Corp.	1.9
3.	Knight Transportation, Inc.	1.9
4.	Heartland Express, Inc.	1.8
5.	Johnson & Johnson	1.8
6.	Scripps Networks Interactive, Inc.	1.7
7.	Pfizer, Inc.	1.6
8.	Campbell Soup Co.	1.5
9.	ITT Corp.	1.5
10.	H.J. Heinz Co.	1.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR*

Information Technology	19.1%
Consumer Discretionary	16.1
Financials	13.7
Health Care	12.7
Industrials	12.2
Materials	8.1
Consumer Staples	7.8
Energy	6.9
Utilities	2.5
Telecommunication Services	0.9

*	Percentages indicated are based upon total short investments as of October 31, 2008. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/02
Without Sales Charge		(2.72)%	2.35%	2.30%
With Sales Charge**		(7.81)	1.24	1.74
CLASS B SHARES	2/28/02
Without CDSC		(3.18)	1.84	1.96
With CDSC***		(8.18)	1.46	1.96
INSTITUTIONAL CLASS SHARES	12/31/98	(2.20)	2.84	2.60

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 31, 1998.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from December 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   3

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 102.2% (j)
Long-Term Investments — 92.0%
	Common Stocks — 91.7%
	Aerospace & Defense — 4.7%
3	Boeing Co.	165
7	Goodrich Corp.	272
7	Northrop Grumman Corp.	316
17	United Technologies Corp.	940
		1,693
	Auto Components — 0.3%
7	Johnson Controls, Inc.	117
	Beverages — 2.3%
12	Coca-Cola Co. (The)	514
14	Coca-Cola Enterprises, Inc.	136
3	Pepsi Bottling Group, Inc.	61
2	PepsiCo, Inc.	131
		842
	Biotechnology — 5.0%
5	Alexion Pharmaceuticals, Inc. (a)	208
8	BioMarin Pharmaceutical, Inc. (a)	151
10	Celgene Corp. (a)	639
14	Gilead Sciences, Inc. (a)	647
2	United Therapeutics Corp. (a)	179
		1,824
	Capital Markets — 3.0%
6	Bank of New York Mellon Corp. (The)	189
2	Goldman Sachs Group, Inc. (The)	204
4	Merrill Lynch & Co., Inc.	78
13	Morgan Stanley	218
5	State Street Corp.	200
16	TD AMERITRADE Holding Corp. (a)	207
		1,096
	Chemicals — 5.6%
10	Air Products & Chemicals, Inc.	564
20	Dow Chemical Co. (The)	535
— (h)	Ecolab, Inc.	2
11	PPG Industries, Inc.	555
6	Praxair, Inc.	378
		2,034
	Commercial Banks — 2.9%
6	Comerica, Inc.	156
— (h)	Fifth Third Bancorp	4
17	KeyCorp	205
2	M&T Bank Corp.	130
5	U.S. Bancorp	146
6	Wells Fargo & Co.	214
5	Zions Bancorp	183
		1,038
	Communications Equipment — 4.2%
10	Cisco Systems, Inc. (a)	171
50	Corning, Inc.	541
6	Juniper Networks, Inc. (a)	110
6	Nokia OYJ, (Finland), ADR	96
16	QUALCOMM, Inc.	606
		1,524
	Computers & Peripherals — 1.6%
8	Hewlett-Packard Co.	291
11	NetApp, Inc. (a)	154
13	SanDisk Corp. (a)	117
		562
	Consumer Finance — 0.5%
4	Capital One Financial Corp.	164
	Diversified Financial Services — 1.0%
7	Bank of America Corp.	165
16	CIT Group, Inc.	64
4	NYSE Euronext	131
		360
	Diversified Telecommunication Services — 1.9%
23	Verizon Communications, Inc.	673
	Electric Utilities — 1.8%
5	American Electric Power Co., Inc.	170
3	Edison International	108
3	Exelon Corp.	155
2	FirstEnergy Corp.	123
2	PPL Corp.	66
5	Sierra Pacific Resources	43
		665
	Electrical Equipment — 0.2%
1	First Solar, Inc. (a)	72
	Electronic Equipment, Instruments & Components — 0.4%
8	Tyco Electronics Ltd., (Bermuda)	155
	Energy Equipment & Services — 2.3%
9	Baker Hughes, Inc.	318
12	Halliburton Co.	229
1	Transocean, Inc. (a)	103
11	Weatherford International Ltd. (a)	179
		829

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Food & Staples Retailing — 3.6%
12	CVS/Caremark Corp.	362
26	Safeway, Inc.	548
7	SYSCO Corp.	195
4	Wal-Mart Stores, Inc.	206
		1,311
	Food Products — 1.6%
4	General Mills, Inc.	244
12	Kraft Foods, Inc., Class A	344
— (h)	Sara Lee Corp.	—	(h)
		588
	Health Care Equipment & Supplies — 1.7%
3	C.R. Bard, Inc.	252
4	Covidien Ltd.	186
4	Zimmer Holdings, Inc. (a)	169
		607
	Health Care Providers & Services — 1.7%
3	Aetna, Inc.	73
3	AmerisourceBergen Corp.	95
3	Cardinal Health, Inc.	113
4	Cigna Corp.	59
3	Laboratory Corp. of America Holdings (a)	154
3	McKesson Corp.	116
		610
	Hotels, Restaurants & Leisure — 2.2%
26	International Game Technology	368
5	McDonald’s Corp.	275
11	Royal Caribbean Cruises Ltd.	156
		799
	Household Durables — 0.8%
14	D.R. Horton, Inc.	103
9	KB Home	154
4	Lennar Corp., Class A	27
		284
	Household Products — 0.7%
1	Colgate-Palmolive Co.	81
1	Kimberly-Clark Corp.	46
2	Procter & Gamble Co.	110
		237
	Industrial Conglomerates — 0.2%
4	Textron, Inc.	71
	Insurance — 3.0%
7	ACE Ltd., (Switzerland)	419
6	Axis Capital Holdings Ltd., (Bermuda)	175
3	RenaissanceRe Holdings Ltd., (Bermuda)	147
5	Travelers Cos., Inc. (The)	196
14	XL Capital Ltd., (Bermuda), Class A	134
		1,071
	Internet & Catalog Retail — 1.0%
6	Amazon.com, Inc. (a)	355
1	Expedia, Inc. (a)	10
		365
	Internet Software & Services — 0.3%
— (h)	Google, Inc., Class A (a)	108
	IT Services — 2.6%
27	Genpact Ltd., (Bermuda) (a)	210
12	Infosys Technologies Ltd., (India), ADR	348
1	MasterCard, Inc., Class A	177
7	Paychex, Inc.	204
		939
	Machinery — 2.0%
3	Caterpillar, Inc.	111
4	Danaher Corp.	213
14	PACCAR, Inc.	396
		720
	Media — 4.5%
41	News Corp., Class A	436
55	Time Warner, Inc.	551
24	Walt Disney Co. (The)	629
		1,616
	Metals & Mining — 0.6%
14	Alcoa, Inc.	159
1	United States Steel Corp.	42
		201
	Multiline Retail — 0.8%
8	Family Dollar Stores, Inc.	202
3	Kohl’s Corp. (a)	96
		298
	Multi-Utilities — 0.4%
13	CMS Energy Corp.	131
	Oil, Gas & Consumable Fuels — 3.9%
3	Anadarko Petroleum Corp.	102
2	Apache Corp.	161
2	Devon Energy Corp.	170

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Oil, Gas & Consumable Fuels — 3.9%
2	Exxon Mobil Corp.	181
3	Hess Corp.	172
6	Marathon Oil Corp.	175
8	Occidental Petroleum Corp.	466
		1,427
	Paper & Forest Products — 0.2%
36	Domtar Corp., (Canada) (a)	90
	Personal Products — 0.2%
2	Estee Lauder Cos., Inc. (The), Class A	61
	Pharmaceuticals — 3.4%
9	Abbott Laboratories	502
15	Merck & Co., Inc.	453
20	Schering-Plough Corp.	287
		1,242
	Real Estate Investment Trusts (REITs) — 2.3%
9	Annaly Capital Management, Inc.	129
5	Apartment Investment & Management Co., Class A	73
5	Colonial Properties Trust	55
8	Digital Realty Trust, Inc.	268
— (h)	Duke Realty Corp.	1
2	Highwoods Properties, Inc.	55
— (h)	Kimco Realty Corp.	3
1	Liberty Property Trust	14
1	Mack-Cali Realty Corp.	11
3	ProLogis	44
3	Vornado Realty Trust	187
		840
	Road & Rail — 3.8%
4	Burlington Northern Santa Fe Corp.	383
5	CSX Corp.	245
12	Norfolk Southern Corp.	731
		1,359
	Semiconductors & Semiconductor Equipment — 6.6%
4	Altera Corp.	69
13	Broadcom Corp., Class A (a)	218
11	Intersil Corp., Class A	153
8	KLA-Tencor Corp.	192
9	Lam Research Corp. (a)	196
47	Marvell Technology Group Ltd., (Bermuda) (a)	326
38	Tessera Technologies, Inc. (a)	652
31	Xilinx, Inc.	565
		2,371
	Software — 1.1%
18	Microsoft Corp.	391
	Specialty Retail — 1.4%
8	Advance Auto Parts, Inc.	240
10	Staples, Inc.	193
4	Urban Outfitters, Inc. (a)	89
		522
	Textiles, Apparel & Luxury Goods — 1.7%
6	Coach, Inc. (a)	116
2	Nike, Inc., Class B	104
4	Polo Ralph Lauren Corp.	184
4	V.F. Corp.	218
		622
	Thrifts & Mortgage Finance — 0.1%
7	MGIC Investment Corp.	29
	Tobacco — 0.5%
10	Altria Group, Inc.	192
	Wireless Telecommunication Services — 1.1%
9	Crown Castle International Corp. (a)	199
6	SBA Communications Corp., Class A (a)	131
23	Sprint Nextel Corp.	71
		401
	Total Common Stocks (Cost $36,405)	33,151

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.3%
100	U.S. Treasury Notes, 4.88%, 06/30/09 (k) (Cost $102)	103
	Total Long-Term Investments (Cost $36,507)	33,254

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 10.2%
	Investment Company — 10.2%
3,695	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $3,695)	3,695
	Total Investments — 102.2% (Cost $40,202)	36,949
	Liabilities in Excess of Other Assets — (2.2)%	(804)
	NET ASSETS — 100.0%	$36,145

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 90.5%
	Common Stocks — 90.5%
	Aerospace & Defense — 0.9%
4	General Dynamics Corp.	232
3	Honeywell International, Inc.	90
		322
	Air Freight & Logistics — 1.1%
2	FedEx Corp.	111
6	United Parcel Service, Inc., Class B	301
		412
	Biotechnology — 1.0%
2	Genzyme Corp. (a)	135
10	Isis Pharmaceuticals, Inc. (a)	134
3	Onyx Pharmaceuticals, Inc. (a)	89
		358
	Capital Markets — 3.4%
5	Charles Schwab Corp. (The)	100
10	Federated Investors, Inc., Class B	236
3	Franklin Resources, Inc.	197
8	Lazard Ltd., (Bermuda), Class A	234
4	Northern Trust Corp.	200
7	T. Rowe Price Group, Inc.	265
		1,232
	Chemicals — 4.7%
1	CF Industries Holdings, Inc.	58
14	E.l. du Pont de Nemours & Co.	443
4	Eastman Chemical Co.	143
13	H.B. Fuller Co.	225
27	Nova Chemicals Corp., (Canada)	350
18	OM Group, Inc. (a)	379
4	Terra Industries, Inc.	84
		1,682
	Commercial Banks — 2.3%
5	BancorpSouth, Inc.	131
2	Bank of Hawaii Corp.	109
— (h)	BB&T Corp.	2
7	Colonial BancGroup, Inc. (The)	28
4	Commerce Bancshares, Inc.	170
2	First Horizon National Corp.	23
1	PNC Financial Services Group, Inc.	93
4	SunTrust Banks, Inc.	144
3	UMB Financial Corp.	118
		818
	Communications Equipment — 0.9%
58	Motorola, Inc.	312
	Computers & Peripherals — 2.9%
22	Dell, Inc. (a)	273
14	EMC Corp. (a)	169
4	International Business Machines Corp.	391
14	QLogic Corp. (a)	164
9	Sun Microsystems, Inc. (a)	41
		1,038
	Diversified Financial Services — 0.5%
— (h)	CME Group, Inc.	70
1	IntercontinentalExchange, Inc. (a)	103
		173
	Diversified Telecommunication Services — 0.8%
10	AT&T, Inc.	274
	Electric Utilities — 1.2%
7	Duke Energy Corp.	120
3	Entergy Corp.	211
4	Southern Co.	120
		451
	Electronic Equipment, Instruments & Components — 0.6%
10	Agilent Technologies, Inc. (a)	225
	Energy Equipment & Services — 2.4%
3	Diamond Offshore Drilling, Inc.	262
7	ENSCO International, Inc.	249
14	Nabors Industries Ltd., (Bermuda) (a)	207
3	Schlumberger Ltd.	155
		873
	Food & Staples Retailing — 2.2%
3	Costco Wholesale Corp.	191
4	Kroger Co. (The)	113
17	Walgreen Co.	426
5	Whole Foods Market, Inc.	50
		780
	Food Products — 2.8%
13	Campbell Soup Co.	507
11	H.J. Heinz Co.	471
1	Kellogg Co.	30
		1,008
	Health Care Equipment & Supplies — 3.6%
4	Becton, Dickinson & Co.	271
11	St. Jude Medical, Inc. (a)	401
4	Stryker Corp.	222
9	Varian Medical Systems, Inc. (a)	425
		1,319

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Providers & Services — 1.7%
2	Express Scripts, Inc. (a)	130
— (h)	Medco Health Solutions, Inc. (a)	2
4	Quest Diagnostics, Inc.	206
47	Tenet Healthcare Corp. (a)	207
3	UnitedHealth Group, Inc.	69
		614
	Hotels, Restaurants & Leisure — 1.9%
7	Cheesecake Factory, Inc. (The) (a)	58
1	Chipotle Mexican Grill, Inc., Class A (a)	73
8	Marriott International, Inc., Class A	167
10	Starbucks Corp. (a)	135
9	Yum! Brands, Inc.	264
		697
	Household Durables — 1.6%
13	Centex Corp.	157
3	Fortune Brands, Inc.	103
3	Mohawk Industries, Inc. (a)	157
4	Whirlpool Corp.	175
		592
	Household Products — 1.1%
6	Clorox Co.	389
	Independent Power Producers & Energy Traders — 0.1%
7	AES Corp. (The) (a)	55
	Industrial Conglomerates — 1.8%
3	3M Co.	193
18	General Electric Co.	358
4	Tyco International Ltd., (Bermuda)	111
		662
	Insurance — 2.5%
26	American International Group, Inc.	49
4	Chubb Corp. (The)	223
— (h)	Infinity Property & Casualty Corp.	6
3	Lincoln National Corp.	52
1	Markel Corp. (a)	176
4	MetLife, Inc. (a)	126
9	Principal Financial Group, Inc.	164
8	Progressive Corp. (The)	107
		903
	Internet Software & Services — 0.5%
11	eBay, Inc. (a)	171
	IT Services — 1.5%
3	Automatic Data Processing, Inc.	94
11	SAIC, Inc. (a)	201
4	Visa, Inc., Class A	241
		536
	Leisure Equipment & Products — 0.8%
6	Hasbro, Inc.	184
6	Mattel, Inc.	95
		279
	Machinery — 2.8%
3	Deere & Co.	129
7	Dover Corp.	213
6	Illinois Tool Works, Inc.	192
11	ITT Corp.	485
		1,019
	Media — 5.5%
39	CBS Corp., Class B	375
30	Comcast Corp., Class A	469
14	Gannett Co., Inc.	152
9	McClatchy Co., Class A	28
3	McGraw-Hill Cos., Inc. (The)	83
19	New York Times Co. (The), Class A	191
1	Omnicom Group, Inc.	21
20	Scripps Networks Interactive, Inc., Class A	558
6	Time Warner Cable, Inc., Class A (a)	124
		2,001
	Metals & Mining — 2.3%
5	Cliffs Natural Resources, Inc.	132
8	Freeport-McMoRan Copper & Gold, Inc.	239
11	Nucor Corp.	446
		817
	Multiline Retail — 1.4%
6	J.C. Penney Co., Inc.	147
5	Macy’s, Inc.	55
5	Nordstrom, Inc.	88
2	Sears Holdings Corp. (a)	110
3	Target Corp.	120
		520
	Multi-Utilities — 0.9%
3	Dominion Resources, Inc.	113
4	SCANA Corp.	120
2	Wisconsin Energy Corp.	87
		320

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Office Electronics — 0.4%
19	Xerox Corp.	149
	Oil, Gas & Consumable Fuels — 3.8%
5	Chevron Corp.	358
4	ConocoPhillips	198
1	EOG Resources, Inc.	40
6	Pioneer Natural Resources Co.	179
6	Sunoco, Inc.	194
12	Tesoro Corp.	117
6	Ultra Petroleum Corp. (a)	268
2	Valero Energy Corp.	37
		1,391
	Paper & Forest Products — 0.4%
8	International Paper Co.	141
	Personal Products — 0.0% (g)
— (h)	Avon Products, Inc.	1
	Pharmaceuticals — 5.2%
7	Eli Lilly & Co.	225
10	Johnson & Johnson	595
6	Medicines Co. (The) (a)	100
29	Pfizer, Inc.	514
11	Sepracor, Inc. (a)	147
9	Wyeth	286
		1,867
	Real Estate Investment Trusts (REITs) — 3.3%
— (h)	BRE Properties, Inc.	1
— (h)	Cousins Properties, Inc.	2
— (h)	Equity Residential	4
1	Federal Realty Investment Trust	89
12	First Potomac Realty Trust	142
2	HCP, Inc.	66
1	Health Care REIT, Inc.	65
3	Home Properties, Inc.	124
2	Nationwide Health Properties, Inc.	58
5	Plum Creek Timber Co., Inc.	199
9	Post Properties, Inc.	194
3	Public Storage	240
— (h)	Regency Centers Corp.	4
		1,188
	Road & Rail — 4.4%
39	Heartland Express, Inc.	597
38	Knight Transportation, Inc.	608
19	Werner Enterprises, Inc.	382
		1,587
	Semiconductors & Semiconductor Equipment — 8.5%
18	Analog Devices, Inc.	380
39	Intel Corp.	631
20	Linear Technology Corp.	464
19	LSI Corp. (a)	74
26	Maxim Integrated Products, Inc.	350
15	Microchip Technology, Inc.	373
26	Micron Technology, Inc. (a)	123
35	Texas Instruments, Inc.	688
		3,083
	Software — 2.0%
4	Electronic Arts, Inc. (a)	99
7	Intuit, Inc. (a)	173
19	Oracle Corp. (a)	356
14	THQ, Inc. (a)	106
		734
	Specialty Retail — 2.5%
— (h)	AutoNation, Inc. (a)	—	(h)
4	Best Buy Co., Inc.	117
11	Gap, Inc. (The)	148
10	Home Depot, Inc.	226
5	Lowe’s Cos., Inc.	115
3	O’Reilly Automotive, Inc. (a)	88
3	Tiffany & Co.	95
4	TJX Cos., Inc.	110
		899
	Textiles, Apparel & Luxury Goods — 0.8%
15	Jones Apparel Group, Inc.	161
15	Liz Claiborne, Inc.	119
		280
	Thrifts & Mortgage Finance — 0.5%
9	Hudson City Bancorp, Inc.	177
	Tobacco — 1.0%
8	Philip Morris International, Inc.	361
	Total Short Positions (Proceeds $40,013)	$32,710

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   9

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(13)	E-mini S&P 500	12/19/08	$(629)	$2

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$33,254
Investments in affiliates, at value	3,695
Total investment securities, at value	36,949
Deposits with broker for securities sold short	32,960
Receivables:
Investment securities sold	1,315
Fund shares sold	123
Interest and dividends	72
Total Assets	71,419

LIABILITIES:
Payables:
Due to custodian	1,224
Investment securities purchased	1,137
Dividends for securities sold short	36
Securities sold short, at value	32,710
Fund shares redeemed	78
Variation margin on futures contracts	6
Accrued liabilities:
Investment advisory fees	5
Administration fees	1
Shareholder servicing fees	3
Distribution fees	4
Custodian and accounting fees	10
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	60
Total Liabilities	35,274
Net Assets	$36,145

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

Market Neutral Fund
NET ASSETS:
Paid in capital	$39,439
Accumulated undistributed (distributions in excess of) net investment income	(1)
Accumulated net realized gains (losses)	(7,345)
Net unrealized appreciation (depreciation)	4,052
Total Net Assets	$36,145

Net Assets:
Class A	$16,147
Class B	840
Institutional Class	19,158
Total	$36,145

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,158
Class B	61
Institutional Class	1,355

Net Asset Value:
Class A — Redemption price per share	$13.94
Class B — Offering price per share (a)	13.71
Institutional Class — Offering and redemption price per share	14.14
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.71

Cost of investments in non-affiliates	$36,507
Cost of investments in affiliates	3,695
Proceeds from securities sold short	40,013

(a)	Redemption price for Class B Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   13

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

Market Neutral Fund
INVESTMENT INCOME:
Dividend income	$794
Dividend income from affiliates (a)	152
Interest income	910
Total investment income	1,856

EXPENSES:
Investment advisory fees	539
Administration fees	44
Distribution fees:
Class A	33
Class B	6
Shareholder servicing fees:
Class A	33
Class B	2
Institutional Class	29
Custodian and accounting fees	49
Interest expense	2
Professional fees	53
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	21
Registration and filing fees	44
Transfer agent fees	39
Dividend expense on securities sold short	888
Other	7
Total expenses	1,789
Less amounts waived	(390)
Less earnings credits	(4)
Net expenses	1,395
Net investment income (loss)	461

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,121)
Futures	89
Securities sold short	5,983
Net realized gain (loss)	(3,049)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(5,619)
Futures	2
Securities sold short	7,162
Change in net unrealized appreciation (depreciation)	1,545
Net realized/unrealized gains (losses)	(1,504)
Change in net assets resulting from operations	$(1,043)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Market Neutral Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$461	$1,021
Net realized gain (loss)	(3,049)	1,971
Change in net unrealized appreciation (depreciation)	1,545	(455)
Change in net assets resulting from operations	(1,043)	2,537

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(116)	(399)
Return of capital	(27)	—
Class B
From net investment income	(5)	(22)
Return of capital	(1)	—
Institutional Class
From net investment income	(381)	(1,225)
Return of capital	(89)	—
Total distributions to shareholders	(619)	(1,646)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,481)	22,662

NET ASSETS:
Change in net assets	(6,143)	23,553
Beginning of period	42,288	18,735
End of period	$36,145	$42,288
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Market Neutral Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,156	$13,624
Dividends and distributions reinvested	79	230
Cost of shares redeemed	(19,258)	(5,019)
Change in net assets from Class A capital transactions	$3,977	$8,835

Class B
Proceeds from shares issued	$600	$300
Dividends and distributions reinvested	4	15
Cost of shares redeemed	(300)	(130)
Change in net assets from Class B capital transactions	$304	$185

Institutional Class
Proceeds from shares issued	$9,890	$15,138
Dividends and distributions reinvested	470	1,224
Cost of shares redeemed	(19,122)	(2,720)
Change in net assets from Institutional Class capital transactions	$(8,762)	$13,642

Total change in net assets from capital transactions	$(4,481)	$22,662

SHARE TRANSACTIONS:
Class A
Issued	1,644	943
Reinvested	6	16
Redeemed	(1,362)	(348)
Change in Class A Shares	288	611

Class B
Issued	43	21
Reinvested	— (b)	1
Redeemed	(22)	(9)
Change in Class B Shares	21	13

Institutional Class
Issued	678	1,045
Reinvested	33	84
Redeemed	(1,340)	(185)
Change in Institutional Class Shares	(629)	944

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance

	Investment operations					Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of period
Class A
Year Ended October 31, 2008	$14.49	$0.10	(c)	$(0.49)	$(0.39)	$(0.13)	$—	$(0.03)	$(0.16)	$13.94
Year Ended October 31, 2007	14.01	0.40	(c)	0.70	1.10	(0.62)	—	—	(0.62)	14.49
Year Ended October 31, 2006	13.63	0.36	(c)	0.70	1.06	(0.68)	—	—	(0.68)	14.01
Year Ended October 31, 2005	14.18	0.09		(0.40)	(0.31)	(0.09)	(0.15)	—	(0.24)	13.63
Year Ended October 31, 2004	14.01	(0.03	)(c)	0.20	0.17	—	—	—	—	14.18

Class B
Year Ended October 31, 2008	14.27	0.02	(c)	(0.47)	(0.45)	(0.09)	—	(0.02)	(0.11)	13.71
Year Ended October 31, 2007	13.81	0.34	(c)	0.67	1.01	(0.55)	—	—	(0.55)	14.27
Year Ended October 31, 2006	13.45	0.28	(c)	0.70	0.98	(0.62)	—	—	(0.62)	13.81
Year Ended October 31, 2005	14.00	0.04		(0.41)	(0.37)	(0.03)	(0.15)	—	(0.18)	13.45
Year Ended October 31, 2004	13.91	(0.16	)(c)	0.25	0.09	—	—	—	—	14.00

Institutional Class
Year Ended October 31, 2008	14.67	0.18	(c)	(0.50)	(0.32)	(0.17)	—	(0.04)	(0.21)	14.14
Year Ended October 31, 2007	14.18	0.49	(c)	0.68	1.17	(0.68)	—	—	(0.68)	14.67
Year Ended October 31, 2006	13.78	0.41	(c)	0.74	1.15	(0.75)	—	—	(0.75)	14.18
Year Ended October 31, 2005	14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	—	(0.28)	13.78
Year Ended October 31, 2004	14.07	(0.02	)(c)	0.25	0.23	—	—	—	—	14.30

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes interest expense of 0.01%.

(e)	The calculation of portfolio turnover rate includes securities sold short and covers on securities sold short.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (b)		Net expenses (excluding dividend expense for securities sold short) (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (e)
(2.72)%	$16,147	3.57	%(d)	1.51	%(d)	0.73%	4.43%	2.37%	517%
8.02	12,603	3.67	(d)	1.51	(d)	2.81	4.68	2.52	387
8.02	3,630	3.70		1.50		2.62	4.85	2.65	476
(2.25)	2,968	3.46		1.50		0.99	4.31	2.35	313
1.21	1,222	3.14		1.50		(0.58)	7.44	5.80	200

(3.18)	840	4.07	(d)	2.01	(d)	0.15	4.93	2.87	517
7.46	572	4.17	(d)	2.01	(d)	2.41	5.23	3.07	387
7.49	368	4.20		2.00		2.04	5.35	3.15	476
(2.68)	251	3.96		2.00		0.35	5.16	3.20	313
0.65	243	3.64		2.00		(1.20)	9.37	7.73	200

(2.20)	19,158	3.07	(d)	1.01	(d)	1.25	4.00	1.94	517
8.44	29,113	3.17	(d)	1.01	(d)	3.36	4.32	2.16	387
8.60	14,737	3.20		1.00		2.97	4.17	1.97	476
(1.75)	95,860	2.96		1.00		1.31	3.72	1.76	313
1.63	79,199	2.64		1.00		(0.19)	3.96	2.32	200

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Market Neutral Fund	Class A, Class B and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$36,402	$(32,710)	$2	$—
Level 2 — Other significant observable inputs	547	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$36,949	$(32,710)	$2	—

†	Liabilities in securities sold short may include written options.

*  Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Fund may enter into futures contracts as substitutes for securities in which the Fund can invest. The Fund may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C.  Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

As of October 31, 2008, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(118)	$159	$(41)

The reclassification for the Fund relates primarily to tax returns of capital and dividend expense for securities sold short.

H.  Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2008 was approximately $8,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of the Fund’s average daily net assets.

22   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class B Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class B Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$ 7	$1

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
1.50%	2.00%	1.00%

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the year ended October 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$337	$24	$29	$390

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$112,575	$102,040	$114,771	$106,442

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$43,259	$—	$6,310	$(6,310)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Return of Capital	Total Distributions Paid
$502	$117	$619

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,646	$1,646

24   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(3,521)	$232

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2008 the Fund had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2013	2014	2016	Total
$2,294	$1,014	$213	$3,521

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008. Average borrowings from the Facility for the year ended October 31, 2008, were as follows (amounts in thousands):

Average Borrowings	Number of Days Used	Interest Paid
$2,882	1	$—	(a)

(a)  Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2008, Goldman Sachs & Co. held 100% of the Fund’s deposits for securities sold short.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
JPMorgan Trust I and the Shareholders of the JPMorgan Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Market Neutral Fund (a separate Fund of JPMorgan Trust I)(hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

26   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   27

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

28   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   29

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Market Neutral Fund
Class A
Actual	$1,000.00	$938.30	$19.44	3.90%
Hypothetical	1,000.00	1,005.53	19.66	3.90
Class B
Actual	1,000.00	980.90	21.61	4.34
Hypothetical	1,000.00	1,003.32	21.85	4.34
Institutional Class
Actual	1,000.00	985.50	17.27	3.46
Hypothetical	1,000.00	1,007.74	17.46	3.46

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

30   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, with respect to the Fund, the Trustees have engaged an independent consultant to similarly review the performance of the Fund, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief
Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Market Neutral Fund’s performance was in the first, second and fourth quintiles for Class A shares for the one, three and five-year periods, respectively, and in the first, second and third quintiles for the Institutional Class shares for the one, three and five-year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the

32   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Market Neutral Fund’s net advisory fee for the Class A shares and for the Institutional Class shares was in the first quintile and the actual total expenses for the Class A shares were in the second quintile and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   33

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

100% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2008.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $502,000 of ordinary income distributions was treated as qualified dividends.

34   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-SPEC-1008

ANNUAL REPORT OCTOBER 31, 2008

Highbridge

Funds

Highbridge Statistical Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	20
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	34
Trustees	35
Officers	37
Schedule of Shareholder Expenses	38
Board Approval of Investment Advisory Agreement	39
Tax Letter	42

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invest in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2005
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$1,577,174
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The Highbridge Statistical Market Neutral Fund, which seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing,* returned 9.48%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the 2.72% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The strongest contribution came from fundamental forecast themes. Relative value and technical forecasts also aided returns. The Fund realized the strongest alpha generation in the healthcare and consumer discretionary sectors and the weakest alpha in the telecommunication service and utility sectors.

The Fund’s top contributors to performance included short positions in Electronic Arts Inc., a developer and publisher of interactive entertainment software, and Las Vegas Sands Corp., a casino owner and operator. Shares of Electronic Arts fell after the company reported lower profit margins and lowered its profit forecast. Shares of Las Vegas Sands tumbled as casino gambling revenue fell for several consecutive months, as the economy hurt consumer entertainment spending.

Event forecasts detracted for the period. The Fund’s top detractors from performance included long positions in Expedia Inc., the world’s biggest online travel service provider, and Carpenter Technology Corp., a steel and specialty-metals producer. Expedia declined after reporting third-quarter profits had fallen as the slowing economy led to fewer bookings. Carpenter fell considerably after reporting third-quarter profit declines due to lower demand and rising costs.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund held long positions (buy) and short positions (sell) in primarily mid- to large-cap U.S. equity securities. The Fund’s portfolio structure was designed to generate low correlation to overall equity market and sector moves.

From September 19, 2008 through October 8, 2008, the SEC imposed a ban on the short-selling of certain financial stocks. Names on the “No Short Sales” list constituted approximately 10% of the Fund’s portfolio (on a gross basis). Essentially the Fund’s universe of stocks was temporarily reduced by 10% for the embargo period, still leaving 90% of the investable universe available for the model to consider. During this time, the Fund traded without difficulty, continuing to identify profitable investment opportunities.

We managed the Fund using a quantitative investment process. The forecasting component of the process aimed to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. We selected the Fund’s holdings by balancing expected returns predicted by our forecasting model against typical and stock-specific risks in the Fund’s portfolio. We achieved this balancing through the use of proprietary optimization software. The Fund was rebalanced each trading day through a proprietary electronic trading system.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Valero Energy Corp.	0.8%
2.	Best Buy Co., Inc.	0.8
3.	Kohl’s Corp.	0.8
4.	Express Scripts, Inc.	0.8
5.	Myriad Genetics, Inc.	0.8
6.	Bank of America Corp.	0.7
7.	MetLife, Inc.	0.7
8.	Philip Morris International, Inc.	0.7
9.	SYSCO Corp.	0.7
10.	Republic Services, Inc.	0.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Health Care	12.1%
Industrials	10.4
Information Technology	9.8
Consumer Discretionary	9.3
Financials	8.7
Energy	8.0
Consumer Staples	6.5
Utilities	5.2
Materials	4.2
Telecommunication Services	1.0
Short-Term Investment	24.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of October 31, 2008. The Fund’s composition is subject to change.

2   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

TOP TEN SHORT POSITIONS OF THE PORTFOLIO*

1.	PetroHawk Energy Corp.	1.2%
2.	Nike, Inc.	1.1
3.	Staples, Inc.	1.1
4.	Viacom, Inc.	1.1
5.	Chevron Corp.	1.1
6.	Chesapeake Energy Corp.	1.1
7.	Apple, Inc.	1.0
8.	Clorox Co.	1.0
9.	KBR, Inc.	1.0
10.	CF Industries Holdings, Inc.	1.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR*

Consumer Discretionary	16.9%
Information Technology	15.4
Industrials	13.3
Financials	12.5
Health Care	9.9
Energy	9.1
Utilities	8.9
Consumer Staples	7.8
Materials	4.7
Telecommunication Services	1.5

*	Percentages indicated are based upon total short investments as of October 31, 2008. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		9.26%	5.02%
With Sales Charge**		3.50	3.10
CLASS C SHARES	11/30/05
Without CDSC		8.73	4.52
With CDSC***		7.73	4.52
SELECT CLASS SHARES	11/30/05	9.48	5.29

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2005 TO 10/31/2008)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from November 30, 2005 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   3

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 110.4% (j)
Long-Term Investments — 83.1%
	Common Stocks — 83.1%
	Aerospace & Defense — 2.4%
104	BE Aerospace, Inc. (a)	1,338
108	Curtiss-Wright Corp.	3,981
154	General Dynamics Corp.	9,269
1	Goodrich Corp.	23
168	Honeywell International, Inc.	5,118
60	L-3 Communications Holdings, Inc.	4,890
40	Lockheed Martin Corp.	3,424
— (h)	Northrop Grumman Corp.	21
35	Precision Castparts Corp.	2,251
155	Raytheon Co.	7,926
		38,241
	Air Freight & Logistics — 0.0% (g)
— (h)	C.H. Robinson Worldwide, Inc.	5
— (h)	United Parcel Service, Inc., Class B	8
		13
	Airlines — 0.2%
1	AMR Corp. (a)	9
1	Continental Airlines, Inc., Class B (a)	12
161	Delta Air Lines, Inc. (a)	1,770
135	Southwest Airlines Co.	1,586
1	UAL Corp.	12
		3,389
	Auto Components — 0.3%
1	Autoliv, Inc., (Sweden)	18
198	BorgWarner, Inc.	4,458
53	WABCO Holdings, Inc.	973
		5,449
	Beverages — 0.5%
1	Coca-Cola Co. (The)	22
353	Coca-Cola Enterprises, Inc.	3,543
96	Molson Coors Brewing Co., Class B	3,582
1	Pepsi Bottling Group, Inc.	13
32	PepsiAmericas, Inc.	597
		7,757
	Biotechnology — 3.3%
1	Alexion Pharmaceuticals, Inc. (a)	27
1	Alkermes, Inc. (a)	10
138	Amgen, Inc. (a)	8,262
117	Biogen Idec, Inc. (a)	4,961
154	Celgene Corp. (a)	9,900
— (h)	Celldex Therapeutics, Inc. (a)	1
55	Cephalon, Inc. (a)	3,945
125	Cubist Pharmaceuticals, Inc. (a)	3,177
1	Gilead Sciences, Inc. (a)	46
4	Isis Pharmaceuticals, Inc. (a)	59
211	Myriad Genetics, Inc. (a)	13,291
77	Onyx Pharmaceuticals, Inc. (a)	2,071
100	OSI Pharmaceuticals, Inc. (a)	3,804
— (h)	PDL BioPharma, Inc.	—	(h)
31	United Therapeutics Corp. (a)	2,725
		52,279
	Capital Markets — 1.6%
26	Allied Capital Corp.	188
10	Eaton Vance Corp.	219
56	Federated Investors, Inc., Class B	1,362
49	GFI Group, Inc.	156
— (h)	Greenhill & Co., Inc.	7
53	Janus Capital Group, Inc.	621
126	Legg Mason, Inc.	2,796
1	Morgan Stanley	10
131	Northern Trust Corp.	7,373
1	optionsXpress Holdings, Inc.	16
122	State Street Corp.	5,280
409	TD AMERITRADE Holding Corp. (a)	5,442
92	Waddell & Reed Financial, Inc., Class A	1,331
— (h)	WP Stewart & Co. Ltd., (Bermuda) (a)	—	(h)
		24,801
	Chemicals — 2.7%
1	Air Products & Chemicals, Inc.	38
200	Airgas, Inc.	7,659
99	Albemarle Corp.	2,404
1	Ashland, Inc.	15
109	Celanese Corp., Class A	1,508
196	Chemtura Corp.	339
91	Cytec Industries, Inc.	2,564
230	Dow Chemical Co. (The)	6,142
54	Eastman Chemical Co.	2,179
— (h)	Ecolab, Inc.	4
1	FMC Corp.	24
— (h)	Monsanto Co.	36
381	Nalco Holding Co.	5,373
79	Olin Corp.	1,440
110	PPG Industries, Inc.	5,470
102	Rockwood Holdings, Inc. (a)	1,261

SEE NOTES TO FINANCIAL STATEMENTS.

4   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Chemicals — Continued
40	Scotts Miracle-Gro Co. (The), Class A	1,035
103	Sigma-Aldrich Corp.	4,536
6	Terra Industries, Inc.	136
		42,163
	Commercial Banks — 1.5%
— (h)	Ames National Corp.	4
1	Associated Banc-Corp.	22
— (h)	BancTrust Financial Group, Inc.	2
1	BB&T Corp.	37
5	BOK Financial Corp.	239
1	Cathay General Bancorp	12
— (h)	Comerica, Inc.	6
1	First Citizens BancShares, Inc., Class A	92
1	First Horizon National Corp.	12
— (h)	First Midwest Bancorp, Inc.	4
1	Fulton Financial Corp.	6
2	Glacier Bancorp, Inc.	40
1	Hancock Holding Co.	46
1	Huntington Bancshares, Inc.	9
32	International Bancshares Corp.	827
18	Investors Bancorp, Inc. (a)	255
— (h)	M&T Bank Corp.	9
1	Old National Bancorp	15
— (h)	Old Second Bancorp, Inc.	3
31	PNC Financial Services Group, Inc.	2,040
54	Popular, Inc.	407
293	SunTrust Banks, Inc.	11,742
1	SVB Financial Group (a)	52
3	Trustmark Corp.	59
— (h)	United Bancshares, Inc.	10
— (h)	United Security Bancshares	3
1	Valley National Bancorp	20
— (h)	Vineyard National Bancorp	—	(h)
198	Wells Fargo & Co.	6,759
1	Westamerica Bancorp	57
— (h)	Zions Bancorp	19
		22,808
	Commercial Services & Supplies — 1.5%
103	Brink’s Co. (The)	5,002
24	Copart, Inc. (a)	835
121	Covanta Holding Corp. (a)	2,616
— (h)	Document Security Systems, Inc. (a)	—	(h)
1	Herman Miller, Inc.	23
1	IKON Office Solutions, Inc.	18
86	Pitney Bowes, Inc.	2,119
524	Republic Services, Inc.	12,415
40	Rollins, Inc.	705
20	Waste Management, Inc.	629
		24,362
	Communications Equipment — 1.6%
— (h)	Adtran, Inc.	3
8	Avocent Corp. (a)	121
256	Brocade Communications Systems, Inc. (a)	965
1	Ciena Corp. (a)	7
82	Cisco Systems, Inc. (a)	1,465
32	Comtech Telecommunications Corp. (a)	1,556
496	Corning, Inc.	5,376
— (h)	F5 Networks, Inc. (a)	5
1	Harris Corp.	39
414	JDS Uniphase Corp. (a)	2,258
612	Juniper Networks, Inc. (a)	11,477
55	Polycom, Inc. (a)	1,160
		24,432
	Computers & Peripherals — 1.1%
1	Dell, Inc. (a)	7
1	Hewlett-Packard Co.	27
— (h)	International Business Machines Corp.	37
231	NCR Corp. (a)	4,216
642	NetApp, Inc. (a)	8,681
14	QLogic Corp. (a)	168
300	Teradata Corp. (a)	4,610
		17,746
	Construction & Engineering — 0.3%
137	EMCOR Group, Inc. (a)	2,442
1	Fluor Corp.	41
1	Perini Corp. (a)	20
75	Shaw Group, Inc. (The) (a)	1,340
24	URS Corp. (a)	708
		4,551
	Consumer Finance — 0.0% (g)
1	Capital One Financial Corp.	39
— (h)	Cash America International, Inc.	11
1	Discover Financial Services	12
— (h)	Student Loan Corp. (The)	2
		64
	Containers & Packaging — 0.8%
— (h)	Bemis Co., Inc.	6
6	Crown Holdings, Inc. (a)	119

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Containers & Packaging — Continued
19	Greif, Inc., Class A	763
362	Owens-Illinois, Inc. (a)	8,280
— (h)	Sealed Air Corp.	—	(h)
— (h)	Smurfit-Stone Container Corp. (a)	—	(h)
141	Sonoco Products Co.	3,558
		12,726
	Distributors — 0.1%
27	Genuine Parts Co.	1,044
	Diversified Consumer Services — 0.1%
16	Apollo Group, Inc., Class A (a)	1,089
9	Career Education Corp. (a)	134
1	Hillenbrand, Inc.	20
6	Matthews International Corp., Class A	289
13	Service Corp. International	93
		1,625
	Diversified Financial Services — 0.9%
528	Bank of America Corp.	12,770
1	CIT Group, Inc.	2
1	IntercontinentalExchange, Inc. (a)	43
— (h)	Moody’s Corp.	8
74	MSCI, Inc., Class A (a)	1,270
1	NYSE Euronext	24
		14,117
	Diversified Telecommunication Services — 0.5%
118	Embarq Corp.	3,534
11	Frontier Communications Corp.	84
488	Qwest Communications International, Inc.	1,397
201	tw telecom, inc. (a)	1,420
1	Verizon Communications, Inc.	30
148	Windstream Corp.	1,109
		7,574
	Electric Utilities — 1.8%
220	Allegheny Energy, Inc.	6,640
298	American Electric Power Co., Inc.	9,738
1	DPL, Inc.	12
— (h)	Edison International	14
— (h)	Exelon Corp.	17
1	FPL Group, Inc.	33
228	Great Plains Energy, Inc.	4,425
16	Idacorp, Inc.	435
61	Northeast Utilities	1,379
— (h)	Pepco Holdings, Inc.	8
28	Pinnacle West Capital Corp.	888
108	Portland General Electric Co.	2,215
55	PPL Corp.	1,816
63	Sierra Pacific Resources	518
		28,138
	Electrical Equipment — 0.7%
1	Acuity Brands, Inc.	38
11	Baldor Electric Co.	200
1	Belden, Inc.	21
79	Brady Corp., Class A	2,458
118	Emerson Electric Co.	3,878
53	Hubbell, Inc., Class B	1,884
34	Regal-Beloit Corp.	1,105
1	Rockwell Automation, Inc.	28
18	Roper Industries, Inc.	837
1	Sunpower Corp., Class B (a)	31
8	Thomas & Betts Corp. (a)	196
		10,676
	Electronic Equipment, Instruments & Components — 1.3%
165	Agilent Technologies, Inc. (a)	3,659
5	Anixter International, Inc. (a)	154
186	Avnet, Inc. (a)	3,117
125	Itron, Inc. (a)	6,044
293	Jabil Circuit, Inc.	2,463
31	Mettler-Toledo International, Inc. (a)	2,339
7	Tech Data Corp. (a)	145
135	Trimble Navigation Ltd. (a)	2,772
		20,693
	Energy Equipment & Services — 2.5%
398	Cameron International Corp. (a)	9,662
109	Complete Production Services, Inc. (a)	1,351
— (h)	Diamond Offshore Drilling, Inc.	27
23	Dresser-Rand Group, Inc. (a)	514
196	Halliburton Co.	3,884
64	Helmerich & Payne, Inc.	2,194
115	Key Energy Services, Inc. (a)	710
267	National Oilwell Varco, Inc. (a)	7,984
167	Oceaneering International, Inc. (a)	4,700
70	Oil States International, Inc. (a)	1,621
134	Patterson-UTI Energy, Inc.	1,772
8	Pride International, Inc. (a)	153
153	Tetra Technologies, Inc. (a)	1,062
36	Tidewater, Inc.	1,553
59	Unit Corp. (a)	2,228
		39,415

SEE NOTES TO FINANCIAL STATEMENTS.

6   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Food & Staples Retailing — 2.3%
1	BJ’s Wholesale Club, Inc. (a)	28
32	Casey’s General Stores, Inc.	961
137	Costco Wholesale Corp.	7,787
297	CVS/Caremark Corp.	9,098
— (h)	Kroger Co. (The)	3
76	Safeway, Inc.	1,615
305	SUPERVALU, Inc.	4,345
475	SYSCO Corp.	12,436
3	Walgreen Co.	64
16	Whole Foods Market, Inc.	171
		36,508
	Food Products — 1.2%
1	Campbell Soup Co.	38
27	ConAgra Foods, Inc.	472
— (h)	Dean Foods Co. (a)	—	(h)
38	Del Monte Foods Co.	242
77	General Mills, Inc.	5,206
5	Lancaster Colony Corp.	160
139	McCormick & Co., Inc.	4,693
93	Ralcorp Holdings, Inc. (a)	6,274
127	Sara Lee Corp.	1,421
		18,506
	Gas Utilities — 1.2%
161	Energen Corp.	5,412
3	National Fuel Gas Co.	95
116	Nicor, Inc.	5,344
97	Questar Corp.	3,333
44	Southwest Gas Corp.	1,145
62	UGI Corp.	1,475
63	WGL Holdings, Inc.	2,029
		18,833
	Health Care Equipment & Supplies — 2.3%
67	Becton, Dickinson & Co.	4,625
1	Boston Scientific Corp. (a)	9
— (h)	BSD Medical Corp. (a)	—	(h)
1	Gen-Probe, Inc. (a)	50
72	Hill-Rom Holdings, Inc.	1,640
287	Hologic, Inc. (a)	3,508
175	Hospira, Inc. (a)	4,866
154	IDEXX Laboratories, Inc. (a)	5,414
62	Sirona Dental Systems, Inc. (a)	989
26	St. Jude Medical, Inc. (a)	989
158	Varian Medical Systems, Inc. (a)	7,173
158	Zimmer Holdings, Inc. (a)	7,355
		36,618
	Health Care Providers & Services — 4.0%
339	Aetna, Inc.	8,441
120	AMERIGROUP Corp. (a)	2,996
11	AmerisourceBergen Corp.	354
18	Brookdale Senior Living, Inc.	156
12	Community Health Systems, Inc. (a)	255
221	Express Scripts, Inc. (a)	13,386
402	Health Management Associates, Inc., Class A (a)	845
188	Henry Schein, Inc. (a)	8,785
70	Laboratory Corp. of America Holdings (a)	4,296
95	LifePoint Hospitals, Inc. (a)	2,279
64	Lincare Holdings, Inc. (a)	1,696
44	Magellan Health Services, Inc. (a)	1,632
141	McKesson Corp.	5,178
8	PSS World Medical, Inc. (a)	152
— (h)	Sunrise Senior Living, Inc. (a)	1
50	VCA Antech, Inc. (a)	898
1	WellCare Health Plans, Inc. (a)	25
318	WellPoint, Inc. (a)	12,353
		63,728
	Health Care Technology — 0.3%
360	IMS Health, Inc.	5,159
	Hotels, Restaurants & Leisure — 1.5%
1	Bob Evans Farms, Inc.	23
55	Burger King Holdings, Inc.	1,099
— (h)	Chipotle Mexican Grill, Inc., Class A (a)	10
1	Darden Restaurants, Inc.	20
10	International Speedway Corp., Class A	314
1	Interval Leisure Group, Inc. (a)	7
405	Las Vegas Sands Corp. (a)	5,747
1	McDonald’s Corp.	52
16	Panera Bread Co., Class A (a)	705
34	Penn National Gaming, Inc. (a)	646
— (h)	PokerTek, Inc. (a)	—	(h)
301	Scientific Games Corp., Class A (a)	5,421
— (h)	Starbucks Corp. (a)	5
113	Starwood Hotels & Resorts Worldwide, Inc.	2,540
94	WMS Industries, Inc. (a)	2,359
357	Wyndham Worldwide Corp.	2,926
1	Wynn Resorts Ltd.	38
68	Yum! Brands, Inc.	1,977
		23,889

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Household Durables — 0.7%
97	Centex Corp.	1,194
543	D.R. Horton, Inc.	4,006
38	Harman International Industries, Inc.	695
4	Jarden Corp. (a)	64
88	Lennar Corp., Class A	681
113	Pulte Homes, Inc.	1,255
30	Snap-On, Inc.	1,125
1	Toll Brothers, Inc. (a)	14
98	Tupperware Brands Corp.	2,472
		11,506
	Household Products — 0.9%
38	Kimberly-Clark Corp.	2,348
181	Procter & Gamble Co.	11,677
		14,025
	Independent Power Producers & Energy Traders — 0.5%
833	AES Corp. (The) (a)	6,641
— (h)	Constellation Energy Group, Inc.	1
1	NRG Energy, Inc. (a)	25
36	Ormat Technologies, Inc.	871
		7,538
	Industrial Conglomerates — 0.2%
1	3M Co.	38
1	Carlisle Cos., Inc.	24
171	Textron, Inc.	3,020
		3,082
	Insurance — 3.0%
269	Aflac, Inc.	11,892
252	Allstate Corp. (The)	6,658
1	Ambac Financial Group, Inc.	3
2	American National Insurance Co.	125
1	Arthur J. Gallagher & Co.	26
7	Assurant, Inc.	182
36	CNA Financial Corp.	553
33	Conseco, Inc. (a)	61
79	Fidelity National Financial, Inc., Class A	712
— (h)	Genworth Financial, Inc., Class A	—	(h)
36	Hanover Insurance Group, Inc. (The)	1,407
462	Hartford Financial Services Group, Inc.	4,768
235	Lincoln National Corp.	4,052
62	Loews Corp.	2,056
1	Markel Corp. (a)	216
79	MBIA, Inc.	777
384	MetLife, Inc. (a)	12,765
16	Protective Life Corp.	132
— (h)	Prudential Financial, Inc.	14
1	Reinsurance Group of America, Inc., Class A	30
1	Travelers Cos., Inc. (The)	30
— (h)	Unum Group	—	(h)
		46,459
	Internet & Catalog Retail — 0.5%
— (h)	Ediets.Com, Inc. (a)	1
66	Expedia, Inc. (a)	628
1	HSN, Inc. (a)	7
171	Netflix, Inc. (a)	4,229
58	priceline.com, Inc. (a)	3,078
1	Ticketmaster Entertainment, Inc. (a)	10
		7,953
	Internet Software & Services — 0.4%
1	eBay, Inc. (a)	16
— (h)	Quepasa Corp. (a)	—	(h)
35	Sohu.com, Inc., (China) (a)	1,907
298	Yahoo!, Inc. (a)	3,824
		5,747
	IT Services — 1.9%
95	Affiliated Computer Services, Inc., Class A (a)	3,875
36	Alliance Data Systems Corp. (a)	1,798
44	Broadridge Financial Solutions, Inc.	529
16	CACI International, Inc., Class A (a)	639
191	DST Systems, Inc. (a)	7,731
206	Fidelity National Information Services, Inc.	3,102
81	Gartner, Inc. (a)	1,491
113	Hewitt Associates, Inc., Class A (a)	3,148
85	Lender Processing Services, Inc.	1,963
10	Mantech International Corp., Class A (a)	540
42	Perot Systems Corp., Class A (a)	611
232	SAIC, Inc. (a)	4,290
		29,717
	Leisure Equipment & Products — 0.0% (g)
1	Eastman Kodak Co.	5
1	Polaris Industries, Inc.	25
		30
	Life Sciences Tools & Services — 1.9%
1	Applied Biosystems, Inc.	29
25	Bio-Rad Laboratories, Inc., Class A (a)	2,175
341	Charles River Laboratories International, Inc. (a)	12,210
261	Invitrogen Corp. (a)	7,522
66	PerkinElmer, Inc.	1,184

SEE NOTES TO FINANCIAL STATEMENTS.

8   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Life Sciences Tools & Services — Continued
146	Pharmaceutical Product Development, Inc.	4,534
45	Thermo Fisher Scientific, Inc. (a)	1,834
12	Waters Corp. (a)	509
		29,997
	Machinery — 4.0%
293	AGCO Corp. (a)	9,230
290	Bucyrus International, Inc.	7,007
1	Crane Co.	15
1	Cummins, Inc.	18
277	Deere & Co.	10,675
174	Dover Corp.	5,516
105	Eaton Corp.	4,693
1	Gardner Denver, Inc. (a)	15
264	Harsco Corp.	6,241
111	IDEX Corp.	2,572
235	ITT Corp.	10,476
— (h)	Kennametal, Inc.	1
39	Lincoln Electric Holdings, Inc.	1,686
— (h)	Manitowoc Co., Inc. (The)	—	(h)
95	Navistar International Corp. (a)	2,870
44	Pall Corp.	1,172
— (h)	Parker Hannifin Corp.	12
3	Robbins & Myers, Inc.	68
7	Sauer-Danfoss, Inc.	71
51	Timken Co.	808
15	Toro Co.	497
		63,643
	Marine — 0.0% (g)
— (h)	Excel Maritime Carriers Ltd., (Greece)	2
	Media — 2.3%
1	Ascent Media Corp., Class A (a)	21
— (h)	CBS Corp., Class B	1
529	Comcast Corp., Class A	8,340
176	Discovery Communications, Inc., Class A (a)	2,404
1	Discovery Communications, Inc., Class C (a)	14
171	DISH Network Corp., Class A (a)	2,696
37	DreamWorks Animation SKG, Inc., Class A (a)	1,034
191	Gannett Co., Inc.	2,096
809	Interpublic Group of Cos., Inc. (The) (a)	4,198
175	Liberty Global, Inc., Class A (a)	2,889
64	Liberty Global, Inc., Class C (a)	1,035
— (h)	McClatchy Co., Class A	1
15	Morningstar, Inc. (a)	544
— (h)	News Corp., Class A	4
44	Scripps Networks Interactive, Inc., Class A	1,247
1	Sirius XM Radio, Inc. (a)	—	(h)
819	Time Warner, Inc.	8,262
5	Washington Post Co. (The), Class B	2,062
		36,848
	Metals & Mining — 1.2%
234	AK Steel Holding Corp.	3,252
— (h)	Alcoa, Inc.	5
82	Allegheny Technologies, Inc.	2,179
1	Carpenter Technology Corp.	17
— (h)	Century Aluminum Co. (a)	5
1	Compass Minerals International, Inc.	49
259	Freeport-McMoRan Copper & Gold, Inc.	7,544
1	Newmont Mining Corp.	28
204	Reliance Steel & Aluminum Co.	5,114
1	Worthington Industries, Inc.	13
		18,206
	Multiline Retail — 1.2%
1	Dollar Tree, Inc. (a)	30
116	J.C. Penney Co., Inc.	2,779
383	Kohl’s Corp. (a)	13,440
206	Macy’s, Inc.	2,536
		18,785
	Multi-Utilities — 2.3%
61	Alliant Energy Corp.	1,798
159	Ameren Corp.	5,158
10	Avista Corp.	197
560	CenterPoint Energy, Inc.	6,448
443	CMS Energy Corp.	4,544
1	DTE Energy Co.	37
169	MDU Resources Group, Inc.	3,081
147	PG&E Corp.	5,396
235	Sempra Energy	10,000
9	Vectren Corp.	214
		36,873
	Office Electronics — 0.5%
986	Xerox Corp.	7,907
	Oil, Gas & Consumable Fuels — 6.3%
101	Arch Coal, Inc.	2,155
— (h)	Berry Petroleum Co., Class A	2
— (h)	Bill Barrett Corp. (a)	2
52	Cimarex Energy Co.	2,092
36	ConocoPhillips	1,868
58	Denbury Resources, Inc. (a)	741

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
1	Devon Energy Corp.	83
32	El Paso Corp.	311
1	Encore Acquisition Co. (a)	17
52	EOG Resources, Inc.	4,205
1	Exxon Mobil Corp.	37
250	Forest Oil Corp. (a)	7,302
1	Foundation Coal Holdings, Inc.	21
72	Frontier Oil Corp.	948
1	Marathon Oil Corp.	15
129	Mariner Energy, Inc. (a)	1,855
528	Massey Energy Co.	12,198
1	McMoRan Exploration Co. (a)	10
— (h)	Murphy Oil Corp.	19
87	Noble Energy, Inc.	4,507
99	Pioneer Natural Resources Co.	2,747
16	Plains Exploration & Production Co. (a)	444
251	Southern Union Co.	4,321
— (h)	Spectra Energy Corp.	4
39	St. Mary Land & Exploration Co.	961
406	Sunoco, Inc.	12,396
1,012	Tesoro Corp.	9,787
674	Valero Energy Corp.	13,868
267	W&T Offshore, Inc.	5,110
41	Walter Industries, Inc.	1,594
196	Whiting Petroleum Corp. (a)	10,210
		99,830
	Paper & Forest Products — 0.0% (g)
1	Weyerhaeuser Co.	27
	Personal Products — 1.5%
430	Avon Products, Inc.	10,688
332	Estee Lauder Cos., Inc. (The), Class A	11,982
64	NBTY, Inc. (a)	1,495
		24,165
	Pharmaceuticals — 1.5%
242	Allergan, Inc.	9,610
110	Endo Pharmaceuticals Holdings, Inc. (a)	2,044
1	Forest Laboratories, Inc. (a)	21
1	Johnson & Johnson	61
251	King Pharmaceuticals, Inc. (a)	2,205
1	Medicis Pharmaceutical Corp., Class A	16
525	Pfizer, Inc.	9,306
1	Valeant Pharmaceuticals International (a)	16
22	Watson Pharmaceuticals, Inc. (a)	587
		23,866
	Professional Services — 0.7%
226	Equifax, Inc.	5,885
1	Manpower, Inc.	32
1	Monster Worldwide, Inc. (a)	12
— (h)	Odyssey Marine Exploration, Inc. (a)	—	(h)
137	Watson Wyatt Worldwide, Inc., Class A	5,807
		11,736
	Real Estate Investment Trusts (REITs) — 2.3%
44	AvalonBay Communities, Inc.	3,130
1	Boston Properties, Inc.	75
1	BRE Properties, Inc.	35
1	Camden Property Trust	35
11	CapitalSource, Inc.	80
152	Developers Diversified Realty Corp.	2,003
1	Equity One, Inc.	17
35	Highwoods Properties, Inc.	859
73	Kimco Realty Corp.	1,645
292	Macerich Co. (The)	8,577
159	Mack-Cali Realty Corp.	3,606
2	Plum Creek Timber Co., Inc.	89
1	Potlatch Corp.	35
78	Public Storage	6,381
— (h)	Regency Centers Corp.	8
91	Simon Property Group, Inc.	6,084
125	UDR, Inc.	2,474
50	Weingarten Realty Investors	1,032
		36,165
	Real Estate Management & Development — 0.0% (g)
48	Forest City Enterprises, Inc., Class A	569
	Road & Rail — 1.1%
70	Con-way, Inc.	2,385
199	Norfolk Southern Corp.	11,953
86	Ryder System, Inc.	3,427
		17,765
	Semiconductors & Semiconductor Equipment — 2.2%
258	Amkor Technology, Inc. (a)	1,048
372	Analog Devices, Inc.	7,954
670	Applied Materials, Inc.	8,651
342	Broadcom Corp., Class A (a)	5,844
1	Cree, Inc. (a)	20
18	Fairchild Semiconductor International, Inc. (a)	99
312	Integrated Device Technology, Inc. (a)	1,985
210	Maxim Integrated Products, Inc.	2,850
31	MEMC Electronic Materials, Inc. (a)	563

SEE NOTES TO FINANCIAL STATEMENTS.

10   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
81	Microsemi Corp. (a)	1,762
144	National Semiconductor Corp.	1,898
48	Novellus Systems, Inc. (a)	752
37	Silicon Laboratories, Inc. (a)	951
1	Teradyne, Inc. (a)	5
		34,382
	Software — 1.9%
196	ANSYS, Inc. (a)	5,607
10	Aspen Technology, Inc. (a)	78
— (h)	Autodesk, Inc. (a)	9
293	BMC Software, Inc. (a)	7,555
— (h)	McAfee, Inc. (a)	7
1	MICROS Systems, Inc. (a)	14
— (h)	Microsoft Corp.	—	(h)
137	Novell, Inc. (a)	638
— (h)	Oracle Corp. (a)	6
224	Parametric Technology Corp. (a)	2,904
21	Quest Software, Inc. (a)	283
668	Symantec Corp. (a)	8,401
98	Synopsys, Inc. (a)	1,796
174	Take-Two Interactive Software, Inc. (a)	2,064
		29,362
	Specialty Retail — 2.6%
6	Aaron Rents, Inc.	136
158	Advance Auto Parts, Inc.	4,941
1	AnnTaylor Stores Corp. (a)	8
53	AutoZone, Inc. (a)	6,769
513	Best Buy Co., Inc.	13,743
129	Dick’s Sporting Goods, Inc. (a)	1,978
1	Foot Locker, Inc.	15
361	Gap, Inc. (The)	4,668
— (h)	Home Depot, Inc.	9
3	Lowe’s Cos., Inc.	66
198	Ltd. Brands, Inc.	2,375
25	PetSmart, Inc.	484
1	Rent-A-Center, Inc., Class A (a)	9
123	Tiffany & Co.	3,375
41	Tractor Supply Co. (a)	1,704
		40,280
	Textiles, Apparel & Luxury Goods — 0.9%
204	Jones Apparel Group, Inc.	2,271
168	Liz Claiborne, Inc.	1,372
80	Phillips-Van Heusen Corp.	1,952
28	Polo Ralph Lauren Corp.	1,337
240	Warnaco Group, Inc. (The) (a)	7,148
		14,080
	Thrifts & Mortgage Finance — 0.4%
31	Astoria Financial Corp.	581
1	Capitol Federal Financial	50
— (h)	Downey Financial Corp.	—	(h)
69	First Niagara Financial Group, Inc.	1,083
1	FirstFed Financial Corp. (a)	5
250	Hudson City Bancorp, Inc.	4,708
— (h)	Northwest Bancorp, Inc.	8
1	Tree.com, Inc. (a)	3
— (h)	Triad Guaranty, Inc. (a)	—	(h)
		6,438
	Tobacco — 0.8%
291	Philip Morris International, Inc.	12,644
	Trading Companies & Distributors — 0.2%
— (h)	Fastenal Co.	16
36	MSC Industrial Direct Co., Class A	1,292
1	United Rentals, Inc. (a)	11
83	WESCO International, Inc. (a)	1,655
		2,974
	Wireless Telecommunication Services — 0.7%
— (h)	American Tower Corp., Class A (a)	10
402	NII Holdings, Inc. (a)	10,344
		10,354
	Total Long-Term Investments (Cost $1,386,009)	1,310,259
Short-Term Investment — 27.3%
	Investment Company — 27.3%
431,094	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $431,094)	431,094
	Total Investments — 110.4% (Cost $1,817,103)	1,741,353
	Liabilities in Excess of Other Assets — (10.4)%	(164,179)
	NET ASSETS — 100.0%	$1,577,174

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 80.6%
	Common Stocks — 80.6%
	Aerospace & Defense — 1.2%
24	Alliant Techsystems, Inc. (a)	1,952
130	Boeing Co.	6,809
1	Esterline Technologies Corp. (a)	43
222	Hexcel Corp. (a)	2,936
58	Moog, Inc., Class A (a)	2,020
12	Orbital Sciences Corp. (a)	250
12	Rockwell Collins, Inc.	440
40	Teledyne Technologies, Inc. (a)	1,826
13	TransDigm Group, Inc. (a)	385
34	United Technologies Corp.	1,883
		18,544
	Air Freight & Logistics — 0.4%
205	Expeditors International of Washington, Inc.	6,679
— (h)	HUB Group, Inc., Class A (a)	3
		6,682
	Airlines — 0.2%
10	JetBlue Airways Corp. (a)	55
285	U.S. Airways Group, Inc. (a)	2,886
		2,941
	Auto Components — 0.5%
441	Gentex Corp.	4,229
111	Goodyear Tire & Rubber Co. (The) (a)	986
133	Johnson Controls, Inc.	2,359
111	TRW Automotive Holdings Corp. (a)	704
		8,278
	Automobiles — 0.1%
286	Ford Motor Co. (a)	627
105	General Motors Corp.	605
30	Harley-Davidson, Inc.	727
		1,959
	Beverages — 0.4%
3	Central European Distribution Corp. (a)	96
106	Constellation Brands, Inc., Class A (a)	1,335
25	Dr Pepper Snapple Group, Inc. (a)	582
178	Hansen Natural Corp. (a)	4,494
		6,507
	Biotechnology — 0.8%
6	Abraxis Bioscience, Inc. (a)	372
131	Amylin Pharmaceuticals, Inc.(a)	1,336
230	BioMarin Pharmaceutical, Inc. (a)	4,217
9	Cepheid, Inc. (a)	111
84	Genzyme Corp. (a)	6,150
9	Savient Pharmaceuticals, Inc. (a)	44
94	Theravance, Inc. (a)	639
— (h)	Vertex Pharmaceuticals, Inc. (a)	8
		12,877
	Building Products — 0.2%
— (h)	Lennox International, Inc.	2
96	Masco Corp.	974
147	USG Corp. (a)	2,171
		3,147
	Capital Markets — 1.9%
7	Affiliated Managers Group, Inc. (a)	336
6	Ameriprise Financial, Inc.	126
40	Bank of New York Mellon Corp. (The)	1,310
518	Charles Schwab Corp. (The)	9,897
23	Franklin Resources, Inc.	1,533
110	Goldman Sachs Group, Inc. (The)	10,131
33	Jefferies Group, Inc.	527
— (h)	Knight Capital Group, Inc., Class A (a)	1
14	Raymond James Financial, Inc.	314
11	SEI Investments Co.	197
16	Stifel Financial Corp. (a)	683
137	T. Rowe Price Group, Inc.	5,428
		30,483
	Chemicals — 2.0%
132	Cabot Corp.	3,481
194	CF Industries Holdings, Inc.	12,477
156	E.l. du Pont de Nemours & Co.	4,981
44	International Flavors & Fragrances, Inc.	1,398
40	Lubrizol Corp.	1,488
1	Minerals Technologies, Inc.	45
80	Praxair, Inc.	5,194
90	RPM International, Inc.	1,274
— (h)	Sensient Technologies Corp.	2
23	Valhi, Inc.	323
1	Valspar Corp.	12
55	Westlake Chemical Corp.	995
		31,670
	Commercial Banks — 1.8%
26	BancorpSouth, Inc.	625
2	Bank of Hawaii Corp.	76
78	City National Corp.	4,156
19	Commerce Bancshares, Inc.	903
94	Cullen/Frost Bankers, Inc.	5,250
63	East West Bancorp, Inc.	1,096

SEE NOTES TO FINANCIAL STATEMENTS.

12   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Banks — 1.8%
11	FirstMerit Corp.	267
651	KeyCorp	7,965
140	Marshall & Ilsley Corp.	2,517
3	MB Financial, Inc.	100
266	Regions Financial Corp.	2,953
4	Signature Bank (a)	125
15	Susquehanna Bancshares, Inc.	233
95	TCF Financial Corp.	1,686
13	U.S. Bancorp	378
6	UMB Financial Corp.	292
11	Whitney Holding Corp.	214
		28,836
	Commercial Services & Supplies — 1.7%
191	Avery Dennison Corp.	6,700
102	Cintas Corp.	2,409
27	Clean Harbors, Inc. (a)	1,757
67	Corrections Corp. of America (a)	1,285
218	Iron Mountain, Inc. (a)	5,292
22	Mine Safety Appliances Co.	585
77	Stericycle, Inc. (a)	4,479
127	Tetra Tech, Inc. (a)	2,799
51	Waste Connections, Inc. (a)	1,712
		27,018
	Communications Equipment — 1.1%
75	CommScope, Inc. (a)	1,101
782	Motorola, Inc.	4,200
296	QUALCOMM, Inc.	11,312
43	Tellabs, Inc. (a)	181
		16,794
	Computers & Peripherals — 1.4%
120	Apple, Inc. (a)	12,933
107	Diebold, Inc.	3,181
4	Intermec, Inc. (a)	49
36	Lexmark International, Inc., Class A (a)	939
251	SanDisk Corp. (a)	2,232
519	Sun Microsystems, Inc. (a)	2,387
		21,721
	Construction & Engineering — 1.3%
15	Granite Construction, Inc.	534
845	KBR, Inc.	12,547
367	Quanta Services, Inc. (a)	7,243
		20,324
	Construction Materials — 0.1%
17	Martin Marietta Materials, Inc.	1,344
	Consumer Finance — 0.9%
441	American Express Co.	12,118
3	First Marblehead Corp. (The)	4
138	SLM Corp. (a)	1,472
		13,594
	Containers & Packaging — 0.5%
114	AptarGroup, Inc.	3,456
110	Pactiv Corp. (a)	2,601
28	Silgan Holdings, Inc.	1,326
		7,383
	Distributors — 0.1%
92	LKQ Corp. (a)	1,057
	Diversified Consumer Services — 1.1%
295	Corinthian Colleges, Inc. (a)	4,219
60	DeVry, Inc.	3,388
137	H&R Block, Inc.	2,706
53	ITT Educational Services, Inc. (a)	4,628
151	Sotheby’s	1,407
5	Strayer Education, Inc.	1,033
		17,381
	Diversified Financial Services — 0.8%
20	CME Group, Inc.	5,599
137	Leucadia National Corp.	3,676
107	Nasdaq OMX Group (The) (a)	3,462
		12,737
	Diversified Telecommunication Services — 0.8%
427	AT&T, Inc.	11,440
19	CenturyTel, Inc.	470
99	Level 3 Communications, Inc. (a)	104
		12,014
	Electric Utilities — 2.5%
5	Allete, Inc.	157
88	Cleco Corp.	2,026
457	Duke Energy Corp.	7,487
74	Entergy Corp.	5,766
67	FirstEnergy Corp.	3,503
171	Hawaiian Electric Industries, Inc.	4,551
12	ITC Holdings Corp.	489
62	Progress Energy, Inc.	2,448
152	Southern Co.	5,214
382	Westar Energy, Inc.	7,451
		39,092

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Electrical Equipment — 0.5%
85	AMETEK, Inc.	2,838
1	Energy Conversion Devices, Inc. (a)	31
156	Evergreen Solar, Inc. (a)	593
74	General Cable Corp. (a)	1,269
42	GrafTech International Ltd. (a)	341
5	Sunpower Corp., Class A (a)	185
80	Woodward Governor Co.	2,571
		7,828
	Electronic Equipment, Instruments & Components — 0.7%
79	Amphenol Corp., Class A	2,267
19	Arrow Electronics, Inc. (a)	336
116	AVX Corp.	1,048
13	Dolby Laboratories, Inc., Class A (a)	420
123	FLIR Systems, Inc. (a)	3,947
38	Ingram Micro, Inc., Class A (a)	504
120	Molex, Inc.	1,730
43	National Instruments Corp.	1,089
		11,341
	Energy Equipment & Services — 2.4%
16	Atwood Oceanics, Inc. (a)	438
— (h)	Baker Hughes, Inc.	14
19	CARBO Ceramics, Inc.	808
145	Dril-Quip, Inc. (a)	3,591
162	ENSCO International, Inc.	6,146
168	FMC Technologies, Inc. (a)	5,871
150	Global Industries Ltd. (a)	382
153	Hercules Offshore, Inc. (a)	1,115
24	IHS, Inc., Class A (a)	864
45	ION Geophysical Corp. (a)	297
229	Rowan Cos., Inc.	4,154
117	RPC, Inc.	1,241
15	SEACOR Holdings, Inc. (a)	1,025
304	Smith International, Inc.	10,471
69	Superior Energy Services, Inc. (a)	1,476
		37,893
	Food & Staples Retailing — 0.1%
12	Great Atlantic & Pacific Tea Co. (a)	102
27	Ruddick Corp.	763
		865
	Food Products — 2.4%
405	Archer-Daniels-Midland Co.	8,396
60	Flowers Foods, Inc.	1,766
195	H.J. Heinz Co.	8,524
126	Hershey Co. (The)	4,696
62	Hormel Foods Corp.	1,740
14	JM Smucker Co. (The)	614
140	Kellogg Co.	7,048
108	Kraft Foods, Inc., Class A	3,162
180	Smithfield Foods, Inc. (a)	1,896
		37,842
	Gas Utilities — 1.6%
174	AGL Resources, Inc.	5,285
145	Atmos Energy Corp.	3,528
88	Equitable Resources, Inc.	3,055
1	Laclede Group, Inc. (The)	69
87	New Jersey Resources Corp.	3,235
1	Northwest Natural Gas Co.	28
219	ONEOK, Inc.	6,998
111	Piedmont Natural Gas Co.	3,640
		25,838
	Health Care Equipment & Supplies — 2.9%
89	Baxter International, Inc.	5,370
30	Beckman Coulter, Inc.	1,520
55	C.R. Bard, Inc.	4,811
18	Cooper Cos., Inc. (The)	299
53	Dentsply International, Inc.	1,611
180	Edwards Lifesciences Corp. (a)	9,531
26	Haemonetics Corp. (a)	1,534
1	Immucor, Inc. (a)	33
10	Intuitive Surgical, Inc. (a)	1,766
26	Inverness Medical Innovations, Inc. (a)	488
114	Kinetic Concepts, Inc. (a)	2,769
85	NuVasive, Inc. (a)	4,000
39	ResMed, Inc. (a)	1,344
53	Stryker Corp.	2,833
42	Teleflex, Inc.	2,232
190	Thoratec Corp. (a)	4,676
21	West Pharmaceutical Services, Inc.	828
		45,645
	Health Care Providers & Services — 2.2%
3	Amedisys, Inc. (a)	160
63	Cardinal Health, Inc.	2,415
5	Cigna Corp.	77
— (h)	Coventry Health Care, Inc. (a)	—	(h)
68	DaVita, Inc. (a)	3,882
122	Health Net, Inc. (a)	1,567
108	Healthsouth Corp. (a)	1,352

SEE NOTES TO FINANCIAL STATEMENTS.

14   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Providers & Services — Continued
12	Humana, Inc. (a)	341
165	Medco Health Solutions, Inc. (a)	6,266
33	Omnicare, Inc.	898
83	Owens & Minor, Inc.	3,589
31	Patterson Cos., Inc. (a)	780
8	Pediatrix Medical Group, Inc. (a)	294
80	Psychiatric Solutions, Inc. (a)	2,677
1	Quest Diagnostics, Inc.	59
583	Tenet Healthcare Corp. (a)	2,556
179	UnitedHealth Group, Inc.	4,248
93	Universal Health Services, Inc., Class B	3,915
		35,076
	Hotels, Restaurants & Leisure — 1.1%
109	Bally Technologies, Inc. (a)	2,414
115	Brinker International, Inc.	1,067
116	Choice Hotels International, Inc.	3,166
6	Gaylord Entertainment Co. (a)	134
235	International Game Technology	3,294
32	Jack in the Box, Inc. (a)	639
233	Marriott International, Inc., Class A	4,858
22	Tim Hortons, Inc., (Canada)	544
109	Wendy’s/Arby’s Group, Inc., Class A	395
		16,511
	Household Durables — 1.7%
54	Black & Decker Corp.	2,718
67	Fortune Brands, Inc.	2,560
648	KB Home	10,817
95	Leggett & Platt, Inc.	1,655
42	MDC Holdings, Inc.	1,428
282	Newell Rubbermaid, Inc.	3,871
2	NVR, Inc. (a)	1,088
83	Stanley Works (The)	2,705
		26,842
	Household Products — 1.9%
152	Church & Dwight Co., Inc.	8,998
211	Clorox Co.	12,816
132	Colgate-Palmolive Co.	8,276
12	Energizer Holdings, Inc. (a)	581
		30,671
	Independent Power Producers & Energy Traders — 0.3%
204	Mirant Corp. (a)	3,580
304	Reliant Energy, Inc. (a)	1,594
		5,174
	Industrial Conglomerates — 0.8%
628	General Electric Co.	12,250
	Insurance — 1.8%
— (h)	Alleghany Corp. (a)	127
223	AON Corp.	9,452
3	Brown & Brown, Inc.	58
23	Chubb Corp. (The)	1,216
— (h)	Cincinnati Financial Corp.	3
— (h)	Delphi Financial Group, Inc., Class A	—	(h)
20	Erie Indemnity Co., Class A	760
12	First American Corp.	244
130	HCC Insurance Holdings, Inc.	2,865
— (h)	Marsh & McLennan Cos., Inc.	2
50	Mercury General Corp.	2,559
54	Odyssey Re Holdings Corp.	2,120
60	Old Republic International Corp.	550
20	Principal Financial Group, Inc.	380
11	ProAssurance Corp. (a)	578
79	Progressive Corp. (The)	1,123
4	RLI Corp.	254
6	Selective Insurance Group	146
12	StanCorp Financial Group, Inc.	399
39	Torchmark Corp.	1,643
13	Transatlantic Holdings, Inc.	561
23	Unitrin, Inc.	484
96	W.R. Berkley Corp.	2,523
— (h)	Wesco Financial Corp.	2
14	Zenith National Insurance Corp.	473
		28,522
	Internet & Catalog Retail — 0.5%
136	Amazon.com, Inc. (a)	7,792
77	Liberty Media Corp. — Interactive, Class A (a)	376
		8,168
	Internet Software & Services — 0.8%
— (h)	Ariba, Inc. (a)	4
142	Digital River, Inc. (a)	3,516
27	Equinix, Inc. (a)	1,706
38	HLTH Corp. (a)	315
225	IAC/InterActiveCorp (a)	3,765
65	Omniture, Inc. (a)	746
102	VeriSign, Inc. (a)	2,155
		12,207

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	IT Services — 1.8%
203	Automatic Data Processing, Inc.	7,107
215	Cognizant Technology Solutions Corp., Class A (a)	4,131
95	Computer Sciences Corp. (a)	2,851
95	Convergys Corp. (a)	731
89	Fiserv, Inc. (a)	2,969
69	Global Payments, Inc.	2,792
72	Metavante Technologies, Inc. (a)	1,213
148	NeuStar, Inc., Class A (a)	2,908
4	Paychex, Inc.	124
51	Syntel, Inc.	1,259
133	Total System Services, Inc.	1,829
57	VeriFone Holdings, Inc. (a)	649
		28,563
	Leisure Equipment & Products — 0.8%
260	Hasbro, Inc.	7,552
371	Mattel, Inc.	5,577
		13,129
	Life Sciences Tools & Services — 0.6%
202	Bruker Corp. (a)	825
— (h)	Covance, Inc. (a)	3
129	Illumina, Inc. (a)	3,972
82	Millipore Corp. (a)	4,256
29	Parexel International Corp. (a)	299
4	Sequenom, Inc. (a)	70
		9,425
	Machinery — 2.5%
221	Caterpillar, Inc.	8,424
44	Clarcor, Inc.	1,566
195	Danaher Corp.	11,546
— (h)	Donaldson Co., Inc.	3
52	Flowserve Corp.	2,962
90	Graco, Inc.	2,237
148	Illinois Tool Works, Inc.	4,928
3	Joy Global, Inc.	94
36	Kaydon Corp.	1,213
5	Lindsay Corp.	250
7	Nordson Corp.	254
78	Pentair, Inc.	2,164
— (h)	SPX Corp.	3
129	Terex Corp. (a)	2,150
59	Trinity Industries, Inc.	1,003
10	Valmont Industries, Inc.	570
		39,367
	Marine — 0.3%
45	Alexander & Baldwin, Inc.	1,444
110	Kirby Corp. (a)	3,779
		5,223
	Media — 2.1%
1	Citadel Broadcasting Corp. (a)	—	(h)
112	DIRECTV Group, Inc. (The) (a)	2,448
59	Interactive Data Corp.	1,380
86	John Wiley & Sons, Inc., Class A	2,993
92	Lamar Advertising Co., Class A (a)	1,400
185	Liberty Media Corp. — Capital, Class A (a)	1,258
50	Liberty Media Corp. — Entertainment, Class A (a)	808
35	Marvel Entertainment, Inc. (a)	1,128
40	McGraw-Hill Cos., Inc. (The)	1,073
30	New York Times Co. (The), Class A	297
2	News Corp., Class A	22
38	Omnicom Group, Inc.	1,134
— (h)	Regal Entertainment Group, Class A	1
672	Viacom, Inc., Class B (a)	13,583
— (h)	Virgin Media, Inc.	—	(h)
242	Walt Disney Co. (The)	6,269
		33,794
	Metals & Mining — 1.0%
54	Commercial Metals Co.	604
137	Nucor Corp.	5,569
48	Schnitzer Steel Industries, Inc., Class A	1,286
149	Southern Copper Corp.	2,165
524	Steel Dynamics, Inc.	6,243
61	Titanium Metals Corp.	571
		16,438
	Multiline Retail — 0.8%
103	Big Lots, Inc. (a)	2,517
150	Family Dollar Stores, Inc.	4,031
173	Nordstrom, Inc.	3,124
90	Target Corp.	3,629
		13,301
	Multi-Utilities — 2.7%
8	Black Hills Corp.	192
117	Consolidated Edison, Inc.	5,056
144	Dominion Resources, Inc.	5,208
93	Integrys Energy Group, Inc.	4,426
369	NiSource, Inc.	4,784
130	NSTAR	4,292
107	OGE Energy Corp.	2,923
336	Public Service Enterprise Group, Inc.	9,456

SEE NOTES TO FINANCIAL STATEMENTS.

16   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Multi-Utilities — Continued
146	TECO Energy, Inc.	1,683
91	Wisconsin Energy Corp.	3,954
34	Xcel Energy, Inc.	595
		42,569
	Office Electronics — 0.0% (g)
9	Zebra Technologies Corp., Class A (a)	191
	Oil, Gas & Consumable Fuels — 4.9%
24	Arena Resources, Inc. (a)	737
62	Atlas America, Inc.	1,414
139	BPZ Resources, Inc. (a)	1,372
91	Cabot Oil & Gas Corp.	2,541
7	Carrizo Oil & Gas, Inc. (a)	157
611	Chesapeake Energy Corp.	13,433
182	Chevron Corp.	13,545
1	CNX Gas Corp. (a)	26
33	Comstock Resources, Inc. (a)	1,607
51	Goodrich Petroleum Corp. (a)	1,415
65	Hess Corp.	3,935
65	Holly Corp.	1,273
101	Newfield Exploration Co. (a)	2,325
220	Occidental Petroleum Corp.	12,196
81	Patriot Coal Corp. (a)	1,281
8	Penn Virginia Corp.	303
779	PetroHawk Energy Corp. (a)	14,766
1	Rosetta Resources, Inc. (a)	15
68	Southwestern Energy Co. (a)	2,430
1	Williams Cos., Inc.	21
81	XTO Energy, Inc.	2,925
		77,717
	Paper & Forest Products — 0.2%
20	International Paper Co.	346
152	MeadWestvaco Corp.	2,128
		2,474
	Personal Products — 0.2%
101	Alberto-Culver Co.	2,594
	Pharmaceuticals — 1.5%
16	Abbott Laboratories	900
89	Auxilium Pharmaceuticals, Inc. (a)	1,757
137	Bristol-Myers Squibb Co.	2,819
385	Merck & Co., Inc.	11,910
591	Mylan, Inc. (a)	5,065
1	Perrigo Co.	20
45	Sepracor, Inc. (a)	596
		23,067
	Professional Services — 0.4%
67	FTI Consulting, Inc. (a)	3,885
139	Robert Half International, Inc.	2,620
		6,505
	Real Estate Investment Trusts (REITs) — 2.4%
254	AMB Property Corp.	6,110
196	Apartment Investment & Management Co., Class A	2,862
46	Duke Realty Corp.	653
128	Equity Residential	4,478
— (h)	Essex Property Trust, Inc.	—	(h)
32	Federal Realty Investment Trust	1,961
160	General Growth Properties, Inc.	661
13	HCP, Inc.	387
85	Health Care REIT, Inc.	3,769
437	Host Hotels & Resorts, Inc.	4,516
56	Liberty Property Trust	1,347
171	Nationwide Health Properties, Inc.	5,105
120	ProLogis	1,675
162	Realty Income Corp.	3,751
		37,275
	Real Estate Management & Development — 0.2%
228	CB Richard Ellis Group, Inc., Class A (a)	1,595
57	St Joe Co. (The) (a)	1,775
		3,370
	Road & Rail — 1.2%
14	Burlington Northern Santa Fe Corp.	1,236
— (h)	CSX Corp.	—	(h)
2	Genesee & Wyoming, Inc., Class A (a)	73
50	Heartland Express, Inc.	771
20	Kansas City Southern (a)	632
289	Knight Transportation, Inc.	4,595
125	Landstar System, Inc.	4,830
34	Old Dominion Freight Line, Inc. (a)	1,018
80	Union Pacific Corp.	5,373
15	Werner Enterprises, Inc.	296
		18,824
	Semiconductors & Semiconductor Equipment — 3.8%
694	Advanced Micro Devices, Inc. (a)	2,429
635	Altera Corp.	11,023
102	Atheros Communications, Inc. (a)	1,825
1,208	Cypress Semiconductor Corp. (a)	6,053
57	FEI Co. (a)	1,198
68	Intel Corp.	1,094

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
22	International Rectifier Corp. (a)	333
520	KLA-Tencor Corp.	12,094
410	Lam Research Corp. (a)	9,166
62	Linear Technology Corp.	1,404
144	LSI Corp. (a)	554
83	Microchip Technology, Inc.	2,043
667	Micron Technology, Inc. (a)	3,143
— (h)	NVIDIA Corp. (a)	1
66	PMC-Sierra, Inc. (a)	307
122	Rambus, Inc. (a)	1,113
19	Skyworks Solutions, Inc. (a)	138
51	Texas Instruments, Inc.	996
105	Varian Semiconductor Equipment Associates, Inc. (a)	2,062
— (h)	Verigy Ltd., (Singapore) (a)	—	(h)
136	Xilinx, Inc.	2,502
		59,478
	Software — 2.9%
99	Activision Blizzard, Inc. (a)	1,228
428	Adobe Systems, Inc. (a)	11,400
372	CA, Inc.	6,625
415	Cadence Design Systems, Inc. (a)	1,688
106	Citrix Systems, Inc. (a)	2,722
189	Compuware Corp. (a)	1,208
50	Concur Technologies, Inc. (a)	1,254
421	Electronic Arts, Inc. (a)	9,583
4	FactSet Research Systems, Inc.	157
92	Informatica Corp. (a)	1,287
72	Intuit, Inc. (a)	1,810
242	Macrovision Solutions Corp. (a)	2,686
124	Nuance Communications, Inc. (a)	1,133
125	Red Hat, Inc. (a)	1,662
55	Sybase, Inc. (a)	1,471
		45,914
	Specialty Retail — 3.2%
351	Abercrombie & Fitch Co., Class A	10,157
26	Aeropostale, Inc. (a)	632
1	American Eagle Outfitters, Inc.	16
— (h)	AutoNation, Inc. (a)	2
59	Barnes & Noble, Inc.	1,109
53	Bed Bath & Beyond, Inc. (a)	1,360
5	Circuit City Stores, Inc.	1
62	Guess?, Inc.	1,350
236	J Crew Group, Inc. (a)	4,784
153	Office Depot, Inc. (a)	551
218	O’Reilly Automotive, Inc. (a)	5,906
240	Sally Beauty Holdings, Inc. (a)	1,218
8	Sherwin-Williams Co. (The)	452
702	Staples, Inc.	13,647
217	TJX Cos., Inc.	5,803
165	Urban Outfitters, Inc. (a)	3,591
1	Williams-Sonoma, Inc.	8
		50,587
	Textiles, Apparel & Luxury Goods — 1.5%
64	Carter’s, Inc. (a)	1,366
69	Deckers Outdoor Corp. (a)	5,877
6	Fossil, Inc. (a)	118
42	Hanesbrands, Inc. (a)	740
239	Nike, Inc., Class B	13,745
43	V.F. Corp.	2,377
6	Wolverine World Wide, Inc.	134
		24,357
	Thrifts & Mortgage Finance — 0.3%
68	New York Community Bancorp, Inc.	1,063
92	NewAlliance Bancshares, Inc.	1,272
26	People’s United Financial, Inc.	454
214	Sovereign Bancorp, Inc. (a)	621
55	Washington Federal, Inc.	967
		4,377
	Tobacco — 1.3%
430	Altria Group, Inc.	8,245
58	Lorillard, Inc.	3,797
169	Reynolds American, Inc.	8,286
1	Universal Corp.	51
		20,379
	Trading Companies & Distributors — 0.1%
5	GATX Corp.	149
9	W.W. Grainger, Inc.	729
		878

SEE NOTES TO FINANCIAL STATEMENTS.

18   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Wireless Telecommunication Services — 0.4%
68	Crown Castle International Corp. (a)	1,439
8	Leap Wireless International, Inc. (a)	222
89	SBA Communications Corp., Class A (a)	1,878
70	Sprint Nextel Corp.	218
5	Syniverse Holdings, Inc. (a)	90
94	Telephone & Data Systems, Inc.	2,516
		6,363
	Total Short Positions (Proceeds $1,421,880)	$1,271,215

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   19

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$1,310,259
Investments in affiliates, at value	431,094
Total investment securities, at value	1,741,353
Deposits with broker for securities sold short	1,095,818
Receivables:
Investment securities sold	224,473
Fund shares sold	33,077
Interest and dividends	1,564
Total Assets	3,096,285

LIABILITIES:
Payables:
Due to custodian	—	(b)
Dividends for securities sold short	812
Investment securities purchased	242,633
Securities sold short, at value	1,271,215
Fund shares redeemed	2,080
Accrued liabilities:
Investment advisory fees	1,864
Administration fees	128
Shareholder servicing fees	13
Distribution fees	176
Custodian and accounting fees	57
Trustees’ and Chief Compliance Officer’s fees	8
Other	125
Total Liabilities	1,519,111
Net Assets	$1,577,174

SEE NOTES TO FINANCIAL STATEMENTS.

20   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$1,580,122
Accumulated undistributed (distributions in excess of) net investment income	2,517
Accumulated net realized gains (losses)	(80,380)
Net unrealized appreciation (depreciation)	74,915
Total Net Assets	$1,577,174

Net Assets:
Class A	$502,087
Class C	137,773
Select Class	937,314
Total	$1,577,174

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	30,867
Class C	8,516
Select Class	57,376

Net Asset Value:
Class A — Redemption price per share	$16.27
Class C — Offering price per share (a)	16.18
Select Class — Offering and redemption price per share	16.34
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.17

Cost of investments in non-affiliates	$1,386,009
Cost of investments in affiliates	431,094
Proceeds from securities sold short	1,421,880

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   21

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income	$13,717
Dividend income from affiliates (a)	3,424
Interest income	18,925
Interest income from affiliates	2,893
Total investment income	38,959

EXPENSES:
Investment advisory fees	18,033
Administration fees	1,044
Distribution fees:
Class A	621
Class C	562
Shareholder servicing fees:
Class A	621
Class C	187
Select Class	1,768
Custodian and accounting fees	182
Interest expense paid to affiliates	56
Professional fees	101
Trustees’ and Chief Compliance Officer’s fees	10
Printing and mailing costs	77
Registration and filing fees	104
Transfer agent fees	471
Dividend expense on securities sold short	13,903
Other	24
Total expenses	37,764
Less amounts waived	(5,105)
Less earnings credit	— (b)
Net expenses	32,659
Net investment income (loss)	6,300

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(286,388)
Securities sold short	312,354
Net realized gain (loss)	25,966
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(118,327)
Securities sold short	172,751
Change in net unrealized appreciation (depreciation)	54,424
Net realized/unrealized gains (losses)	80,390
Change in net assets resulting from operations	$86,690

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,300	$33,526
Net realized gain (loss)	25,966	(86,578)
Change in net unrealized appreciation (depreciation)	54,424	7,342
Change in net assets resulting from operations	86,690	(45,710)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,300)	(477)
From net realized gains	—	(108)
Class C
From net investment income	(2,551)	(264)
From net realized gains	—	(77)
Select Class
From net investment income	(33,665)	(9,387)
From net realized gains	—	(2,009)
Total distributions to shareholders	(44,516)	(12,322)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	260,614	483,343

NET ASSETS:
Change in net assets	302,788	425,311
Beginning of period	1,274,386	849,075
End of period	$1,577,174	$1,274,386
Accumulated undistributed (distributions in excess of) net investment income	$2,517	$37,041

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   23

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$421,975	$235,853
Dividends and distributions reinvested	7,121	505
Cost of shares redeemed	(124,903)	(78,077)
Change in net assets from Class A capital transactions	$304,193	$158,281
Class C
Proceeds from shares issued	$93,053	$60,927
Dividends and distributions reinvested	1,532	230
Cost of shares redeemed	(27,987)	(18,427)
Change in net assets from Class C capital transactions	$66,598	$42,730
Select Class
Proceeds from shares issued	$515,913	$1,004,051
Dividends and distributions reinvested	6,699	2,063
Cost of shares redeemed	(632,789)	(723,782)
Change in net assets from Select Class capital transactions	$(110,177)	$282,332

Total change in net assets from capital transactions	$260,614	$483,343

SHARE TRANSACTIONS:
Class A
Issued	26,476	14,631
Reinvested	474	32
Redeemed	(7,927)	(4,977)
Change in Class A Shares	19,023	9,686
Class C
Issued	5,845	3,790
Reinvested	102	15
Redeemed	(1,794)	(1,183)
Change in Class C Shares	4,153	2,622
Select Class
Issued	32,106	62,204
Reinvested	444	130
Redeemed	(40,312)	(46,534)
Change in Select Class Shares	(7,762)	15,800

SEE NOTES TO FINANCIAL STATEMENTS.

24   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Class A
Year Ended October 31, 2008	$15.62	$0.05	(g)	$1.34	$1.39	$(0.74)	$—	$(0.74)	$16.27
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)	15.62
November 30, 2005 (f) through October 31, 2006	15.00	0.43	(g)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Year Ended October 31, 2008	15.52	(0.02	)(g)	1.32	1.30	(0.64)	—	(0.64)	16.18
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)	15.52
November 30, 2005 (f) through October 31, 2006	15.00	0.34	(g)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Year Ended October 31, 2008	15.68	0.13	(g)	1.31	1.44	(0.78)	—	(0.78)	16.34
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)	15.68
November 30, 2005 (f) through October 31, 2006	15.00	0.47	(g)	0.51	0.98	(0.03)	—	(0.03)	15.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The calculation of portfolio turnover rate excludes securities sold short and covers on securities sold short.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)(e)
9.33%	$502,087	3.31%	1.96%	0.31%	3.80%	2.45%	796%
(0.69)	185,022	3.67	1.95	2.45	4.13	2.41	396
6.32	34,345	3.19	1.95	3.00	3.73	2.49	274

8.73	137,773	3.81	2.46	(0.11)	4.30	2.95	796
(1.17)	67,702	4.17	2.45	1.82	4.63	2.91	396
5.88	27,614	3.75	2.45	2.38	4.30	3.00	274

9.61	937,314	3.06	1.71	0.79	3.55	2.20	796
(0.42)	1,021,662	3.42	1.70	2.43	3.88	2.16	396
6.55	787,116	2.96	1.70	3.24	3.49	2.23	274

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Class offered
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Level 1 — Quoted prices	$1,741,353	$(1,271,215)	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,741,353	$(1,271,215)	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

As of October 31,2008, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$3,692	$(3,692)

The reclassification for the Fund relates primarily to investments in partnerships and dividend expense for securities sold short.

G.  Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s/portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee of 1.75% of the Fund’s average daily net assets. Currently, the annual fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is majority owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market fund for the year ended October 31, 2008 was approximately $184,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of the Fund’s average daily net assets.

30   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$123	$44

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — Effective April 25, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody services for the Fund. JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMCB and JPMIS by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the year ended October 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$2,576	$186	$2,343	$5,105

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

During the year ended October 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

To effect portfolio transactions for the Fund, including but not limited to short sales, the Fund requires the services of a prime broker. The Fund has entered into a prime brokerage arrangement with JPMorgan Clearing Corp. (formerly known as Bear Stearns Securities Corp.) (“JPMCC”). Under the prime brokerage agreement, JPMCC provides certain prime brokerage services to the Fund, which services may include brokerage, clearing, lending and other services for the Fund.

The interest income earned by the Fund from JPMCC and the interest expense paid to JPMCC for the periods March 16, 2008 through April 30, 2008 and September 24, 2008 through October 31, 2008, are included in Interest income from affiliates and Interest expense to affiliates, respectively, in the Statement of Operations.

The Fund may use related party broker/dealers. For the year ended October 31, 2008, the Fund incurred approximately $433,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold short
$8,058,354	$7,562,651	$9,452,459	$8,908,637

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,871,740	$28,256	$158,643	$(130,387)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$44,516	$44,516

The tax character of distributions paid during the fiscal year ended October 31,2007, was as follows (amounts in thousands):

Total Distributions Paid From
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$12,319	$3	$12,322

At October 31,2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,039	$(16,289)	$10,306

32   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31,2008, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2015	Total
$16,289	$16,289

During the year ended October 31, 2008, the Fund utilized capital loss carryforwards of approximately $40,762,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund at October 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of October 31, 2008, JPMCC held 100% of the Fund’s deposits for securities sold short.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
JPMorgan Trust I and Shareholders of Highbridge Statistical Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Statistical Market Neutral Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

34   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   35

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

36   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   37

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$1,041.60	$16.94	3.30%
Hypothetical	1,000.00	1,008.55	16.66	3.30
Class C
Actual	1,000.00	1,039.20	19.54	3.81
Hypothetical	1,000.00	1,005.98	19.21	3.81
Select Class
Actual	1,000.00	1,043.00	15.71	3.06
Hypothetical	1,000.00	1,009.75	15.46	3.06

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

38   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement”) and collectively the (“Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, with respect to the Fund, the Trustees have engaged an independent consultant to similarly review the performance of the Fund, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Highbridge Statistical Market Neutral Fund’s performance was in the fourth quintile for Class A shares and for the Select Class shares for the one-year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement

40   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Highbridge Statistical Market Neutral Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2008        HIGHBRIDGE FUNDS   41

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

38.92% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2008.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $16,614,000 of ordinary income distributions was treated as qualified dividends.

42   HIGHBRIDGE FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-HSMN-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan Funds

International

Equity

Funds

JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Equity Index Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	4
JPMorgan International Equity Index Fund	6
JPMorgan International Opportunities Fund	8
JPMorgan International Value Fund	10
JPMorgan Intrepid International Fund	12
Schedules of Portfolio Investments	14
Financial Statements	50
Financial Highlights	68
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	92
Trustees	93
Officers	95
Schedule of Shareholder Expenses	96
Board Approval of Investment Advisory Agreements	99
Tax Letter	103

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invest in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$342,075
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide high total return from a portfolio of equity securities from emerging markets issuers,* returned –51.42%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the –56.22% return for the MSCI Emerging Markets Equity Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in Korea, India and South Africa. Global emerging markets were dragged down by their developed market counterparts. Investors fretted about slower gross domestic product growth forecasts and high inflation in several of the big emerging economies. In addition, fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness.

At the individual stock level, MTN Group Ltd., a South African telecommunications company, contributed to performance. In the midst of an uncertain global environment and falling prices for commodity-related shares, the company offered higher certainty of earnings on a relative basis, as the stock’s valuation looked extremely attractive given the long-term growth potential. Infosys Technologies Ltd., an Indian information technology company, also helped returns. Slower growth in the world’s leading economies did not lead to a slowdown in the Indian information technology sector, as companies continued to seek lower costs through outsourcing. Bharti Airtel Ltd., an Indian telecommunication company, aided performance. The company was one of the leading franchises in the Indian market, as the stock proved to be a defensive play in the current global economy.

On the negative side, stock selection in China, Argentina and the United Arab Emirates hurt returns. At the individual stock level, Impala Platinum Holdings Ltd., a South African mining company, detracted from performance. The company was negatively impacted by a significant decline in platinum prices. Concerns about a further deceleration in global growth took their toll on platinum prices, which were impaired by deteriorating demand in vehicle catalysts and jewelry. Agile Property Holdings Ltd., a Chinese land development company, also hurt returns. The company’s shares fell on the widespread downturn in the Chinese property market and macro-economic tightening, which was geared toward reining in high inflation. GOL Linhas Aéreas Inteligentes SA, a Brazilian airline, hindered performance. The company’s increased capacity outstripped demand, and profit expectations were lowered due to high jet fuel prices.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund held approximately 64 of the most promising investment opportunities identified by our worldwide network of analysts. The index was then used as a benchmark against which risk exposures could be monitored and managed. Security weightings were determined by a bottom-up stock selection process. Both sector and country weightings were residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A., ADR (Brazil)	6.6%
2.	China Mobile, Ltd. (Hong Kong)	6.1
3.	Cia Vale do Rio Doce, ADR (Brazil)	4.9
4.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	3.8
5.	Housing Development Finance Corp., Ltd. (India)	3.2
6.	MTN Group Ltd. (South Africa)	3.0
7.	Bharti Airtel Ltd. (India)	2.9
8.	Sasol Ltd. (South Africa)	2.7
9.	Samsung Electronics Co., Ltd. (South Korea)	2.4
10.	KT&G Corp., GDR (South Korea)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	14.7%
India	11.9
South Africa	11.4
Hong Kong	10.3
South Korea	9.8
Mexico	9.2
Taiwan	5.3
China	5.2
Russia	3.1
Indonesia	2.1
Israel	1.9
Turkey	1.7
Egypt	1.5
Chile	1.0
Malaysia	1.0
Others (each less than 1.0%)	1.3
Short-Term Investment	8.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(51.64)%	11.58%	9.26%
With Sales Charge*		(54.18)	10.37	8.67
CLASS B SHARES	9/28/01
Without CDSC		(51.87)	11.02	8.91
With CDSC**		(56.87)	10.76	8.91
CLASS C SHARES	2/28/06
Without CDSC		(51.88)	11.02	8.90
With CDSC***		(52.88)	11.02	8.90
SELECT CLASS SHARES	9/10/01	(51.50)	11.86	9.46
INSTITUTIONAL CLASS SHARES	11/15/93	(51.42)	12.09	9.79

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Equity Index and the Lipper Emerging Markets Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$481,009
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income,* returned –43.82%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –46.62% return for the MSCI EAFE Index for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due in part to stock selection in the financial, information technology and energy sectors. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

Regionally, stock selection in Continental Europe had a positive impact on returns. At the individual stock level, Total S.A., a French integrated oil and gas company, contributed to performance. The company’s shares surged on record oil prices and strong profits. Shin-Etsu Chemical Co. Ltd., a Japanese chemical producer, also helped returns. Management expressed confidence that it could meet guidance in the upcoming year. The company has a strong presence in the PVC and wafer market, and US sales of PVC and caustic soda remained strong. Swiss food company Nestle S.A. aided performance. The company held up fairly well in the midst of the market turmoil due to the defensive nature of its business, continued earnings growth and share buy-backs. In addition, first-half net income was better than expected, as price hikes offset higher input costs.

On the negative side, stock selection in the consumer discretionary and telecommunication sectors as well as an underweight in the utility sector hurt returns. From a regional perspective, holdings in the U.K. weighed on performance. At the individual stock level, Fortis, a Belgian/Dutch financial services company, hindered returns. The stock collapsed in third-quarter-2008 as concerns about capital adequacy triggered a run on deposits and a sell-off of the stock. Ultimately, authorities intervened to keep the bank from failing. U.K.-based bank Barclays plc also detracted from performance. Investors grew increasingly concerned about the prospect of additional write-offs and the need for capital-raising. Wolseley, a U.K. distributor of plumbing and heating fixtures, hurt returns. The company’s shares were hit hard as the U.S. housing slump and some European countries undermined business activity.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to focus on stock selection to build a diversified portfolio of international equities. The Fund aimed to identify well-managed, high-quality, profitable companies with healthy balance sheets that were growing faster than their peers, yet whose stocks traded at reasonable valuations. We were first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and sell decisions were focused on the bottom-up decision-making process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	4.3%
2.	HSBC Holdings plc (United Kingdom)	3.2
3.	Nestle S.A. (Switzerland)	3.2
4.	Royal Dutch Shell plc, Class A (Netherlands)	2.6
5.	Vodafone Group plc (United Kingdom)	2.5
6.	Roche Holding AG (Switzerland)	2.4
7.	E.ON AG (Germany)	2.3
8.	Novartis AG (Switzerland)	2.2
9.	ENI S.p.A. (Italy)	2.1
10.	Shin-Etsu Chemical Co., Ltd. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.2%
United Kingdom	18.0
France	13.2
Switzerland	12.0
Germany	8.6
Netherlands	5.7
Italy	4.0
Spain	3.8
Hong Kong	2.0
Australia	1.9
Brazil	1.8
Finland	1.6
Israel	1.2
Others (each less than 1.0%)	3.3
Short-Term Investment	3.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(43.95)%	2.72%	2.27%
With Sales Charge*		(46.89)	1.62	1.72
CLASS B SHARES	2/28/02
Without CDSC		(44.27)	2.14	1.90
With CDSC**		(49.27)	1.77	1.90
CLASS C SHARES	1/31/03
Without CDSC		(44.27)	2.13	1.90
With CDSC***		(45.27)	2.13	1.90
CLASS R5 SHARES	5/15/06	(43.70)	3.11	2.54
SELECT CLASS SHARES	1/01/97	(43.82)	3.01	2.49

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$816,397
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index,* returned –47.35%** (Select Class Shares) over the 12 months ended October 31, 2008, compared to the –48.03% return for the MSCI EAFE GDP Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. International equity markets were hit very hard during the last 12-months, while fears of a global recession swept through world markets. All of the MSCI EAFE GDP Index country constituents produced negative returns for the period. Switzerland and Japan were the best performers in a difficult market, with returns of –32.37% and –39.50%, respectively. The bottom two countries in terms of performance were Ireland and Belgium, with returns of –69.14% and –69.76% respectively.

The Fund’s strategy is not a full replication approach, so the tracking error can be attributed to not owning all the names in the index, and the Fund’s exposure to emerging market stocks. The Fund seeks to achieve a correlation of 0.90 with the benchmark. The Fund’s off-benchmark exposure to emerging market stocks contributed to the positive excess return compared to its benchmark.

From a regional standpoint, Asia ex-Japan and the U.K. were weakest, with returns of –56.33% and –48.80%, respectively. Japan and Europe ex-U.K. were also extremely weak, but exhibited better returns at –39.50% and –48.70%, respectively.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is based on fundamental indexation. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and approximately 200 emerging country stocks. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize cash balances. The Fund continues to closely track its internal benchmark consistent with the index strategy and will continue to be managed in a tax-efficient manner, providing broad passive international exposure for U.S. investors. We continue to believe that our custom index will outperform the conventional MSCI EAFE GDP Index over the long-term.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Volkswagen AG (Germany)	1.8%
2.	ENI S.p.A. (Italy)	1.8
3.	Total S.A. (France)	1.5
4.	Telefonica S.A. (Spain)	1.5
5.	E.ON AG (Germany)	1.4
6.	Banco Santander S.A. (Spain)	1.3
7.	Toyota Motor Corp. (Japan)	1.2
8.	BP plc (United Kingdom)	1.1
9.	Siemens AG (Germany)	1.0
10.	HSBC Holdings plc (United Kingdom)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	20.3%
Germany	13.0
United Kingdom	10.5
France	10.1
Italy	8.2
Spain	5.7
United States	3.9
Netherlands	3.8
Australia	3.5
Switzerland	2.4
Sweden	1.5
Belgium	1.1
Denmark	1.1
Greece	1.0
Hong Kong	1.0
Others (each less than 1.0%)	12.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	4/23/93
Without Sales Charge		(47.49)%	4.21%	2.01%
With Sales Charge*		(50.24)	3.10	1.47
CLASS B SHARES	1/14/94
Without CDSC		(47.88)	3.47	1.43
With CDSC**		(52.88)	3.12	1.43
CLASS C SHARES	11/4/97
Without CDSC		(47.85)	3.47	1.30
With CDSC***		(48.85)	3.47	1.30
SELECT CLASS SHARES	10/28/92	(47.35)	4.48	2.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and the Lipper International Multi-Cap Core Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Index is an index based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$157,559
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets,* returned –44.83%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the –46.62% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due in part to stock selection in the financial and capital market sectors, as well as an underweight in basic industries. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

Regionally, stock selection in Continental Europe had a positive impact on returns. At the individual stock level, Taiwan Semiconductor Manufacturing Co. Ltd. contributed to performance. The company held up better than its peers, as demand for flat screen televisions, personal computers and smart phones drove chip sales. Shin-Etsu Chemical Co. Ltd., a Japanese chemical producer, also helped returns. Management expressed confidence that it could meet guidance in the upcoming year. The company had a strong presence in the PVC and wafer market, and US sales of PVC and caustic soda remained strong. U.K-based HSBC Holdings plc aided performance. The company’s diverse earnings base and exposure to growth markets offset losses in the U.S. The company was one of the first banks to take write-downs on exposure to the U.S. housing market.

On the negative side, stock selection in the utility, insurance and autos sectors hurt returns. From a regional perspective, holdings in Japan weighed on performance. At the individual stock level, International Power plc, a U.K-based power producer, detracted from returns. The company’s shares fell as plant shutdowns continued to negatively impact earnings. Investors were also concerned about the possibility of power prices falling, the potential costs associated with carbon emissions, and the company’s ability to pursue its expansion plans in the midst of the current credit crisis. French tire and auto-parts maker Michelin also detracted from performance. The company’s shares declined as slower global growth, higher gas prices and tighter credit conditions undermined demand for autos, while the weak dollar and higher raw material costs eroded margins. Additionally, operating profits (excluding one-time gains) fell, prompting management to cut its full-year target and announce cost-cutting plans in an effort to offset higher raw material costs. Marfin Popular Bank, a Cypriot bank, hindered returns as shares fell sharply due to weakness in both the Greek and Cypriot markets as well as weak sentiment surrounding the banking sector in general. While 2007 net profits more than doubled from the prior year on the back of acquisitions, competition for bank deposits in Greece intensified undermining profit margins, and conditions in Eastern Europe (a major growth driver for many Greek banks) deteriorated.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund. The Fund was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 analysts who comprised our global sector teams. Using a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Focusing on these names, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	4.0%
2.	Roche Holding AG (Switzerland)	3.1
3.	Total S.A. (France)	2.6
4.	Sanofi-Aventis S.A. (France)	2.4
5.	HSBC Holdings plc (United Kingdom)	2.3
6.	Telefonica S.A. (Spain)	2.2
7.	Bayer AG (Germany)	2.1
8.	BG Group plc (United Kingdom)	2.1
9.	Koninklijke KPN N.V. (Netherlands)	2.1
10.	Imperial Tobacco Group plc (United Kingdom)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	19.6%
Japan	19.5
France	15.9
Netherlands	9.2
Switzerland	8.8
Germany	6.6
Spain	3.6
Taiwan	2.2
China	2.2
Finland	2.1
Sweden	1.9
Italy	1.2
South Korea	1.1
Others (each less than 1.0%)	2.4
Short-Term Investment	3.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(45.06)%	3.29%	1.85%
With Sales Charge*		(47.95)	2.19	1.31
CLASS B SHARES	9/10/01
Without CDSC		(45.34)	2.78	1.50
With CDSC**		(50.34)	2.42	1.50
CLASS C SHARES	7/31/07
Without CDSC		(45.36)	2.77	1.50
With CDSC***		(46.36)	2.77	1.50
SELECT CLASS SHARES	9/10/01	(44.95)	3.68	2.21
INSTITUTIONAL CLASS SHARES	2/26/97	(44.83)	3.93	2.47

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Value Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$812,875
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned –46.94%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the –48.42% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due in part to stock selection in the financial, capital market and transport services/consumer cyclical sectors. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

Regionally, stock selection in Continental Europe had a positive impact on returns. At the individual stock level, Taiwan Semiconductor Manufacturing Co. Ltd. contributed to performance. The company held up better than its peers, as demand for flat screen televisions, personal computers and smart phones drove chip sales. Shin-Etsu Chemical Co. Ltd., a Japanese chemical producer, also helped returns. Management expressed confidence that it could meet guidance in the upcoming year. The company has a strong presence in the PVC and wafer market, and U.S. sales of PVC and caustic soda remained strong. Credit Suisse Group, a Swiss bank, aided performance. The stock held up far better than its peers, as write-downs from sub-prime exposure were relatively low. In the second quarter of 2008, the company’s securities unit returned to profitability, and wealth management attracted the most new assets in two years.

On the negative side, stock selection in the utility, auto and healthcare sectors hurt returns. From a regional perspective, holdings in Japan weighed on returns. At the individual stock level, International Power plc, a U.K-based power producer, detracted from performance. The company’s shares fell as plant shutdowns continued to negatively impact earnings. Investors were also concerned about the possibility of power prices falling, the potential costs associated with carbon emissions, and the company’s ability to pursue its expansion plans in the midst of the current credit crisis. French tire and auto-parts maker Michelin also hurt returns. The company’s shares declined as slower global growth, higher gas prices and tighter credit conditions undermined demand for autos, while the weak dollar and higher raw material costs eroded margins. Additionally, operating profits (excluding one-time gains) fell, prompting management to cut its full-year target and announce cost-cutting plans in an effort to offset higher raw material costs. German utility company E.ON AG hindered performance. The stock fell victim to profit-taking due to the euro’s sharp depreciation against the U.S. dollar and collapsing oil prices, which raised concerns about future natural gas and electricity rates.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund. The Fund was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Taking the names with the strongest characteristics, the portfolio manager and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund is constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	5.3%
2.	Total S.A. (France)	4.5
3.	HSBC Holdings plc (United Kingdom)	3.7
4.	BP plc (United Kingdom)	3.5
5.	GDF Suez (France)	3.0
6.	Credit Suisse Group AG (Switzerland)	2.8
7.	BNP Paribas (France)	2.7
8.	Toyota Motor Corp. (Japan)	2.7
9.	Sanofi-Aventis S.A. (France)	2.7
10.	Banco Santander S.A. (Spain)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***

France	20.0%
Japan	18.0
United Kingdom	16.0
Netherlands	9.3
Switzerland	8.6
Germany	7.9
Spain	4.0
Italy	2.1
Taiwan	1.9
Finland	1.5
South Korea	1.3
China	1.1
Greece	1.0
Hong Kong	1.0
Others (each less than 1.0%)	1.6
Short-Term Investment	4.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(47.18)%	6.31%	2.42%
With Sales Charge*		(49.94)	5.18	1.86
CLASS B SHARES	9/28/01
Without CDSC		(47.46)	5.79	2.07
With CDSC**		(52.46)	5.47	2.07
CLASS C SHARES	7/11/06
Without CDSC		(47.43)	5.80	2.08
With CDSC***		(48.43)	5.80	2.08
SELECT CLASS SHARES	9/10/01	(47.00)	6.54	2.58
INSTITUTIONAL CLASS SHARES	11/4/93	(46.94)	6.82	2.91

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$653,222
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.,* returned –49.49%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the –46.62% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, due in part to stock selection in the consumer discretionary, utility and industrial sectors. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

Regionally, Japan weighed on returns. Style-wise, the Fund’s overweight in growth detracted from performance. Stocks exhibiting value characteristics posted mixed results and had a slightly negative impact on performance. The Fund is well-diversified, with individual names making only small contributions. Piraeus Bank S.A., a Greek bank, hindered performance. The company fell victim to weakness in both the Greek and Cypriot markets along with the weak sentiment surrounding the banking sector in general. Competition for bank deposits in Greece intensified, undermining profit margins, and conditions in Eastern Europe (a major growth driver for many Greek banks) deteriorated.

On the positive side, the healthcare, telecommunication and energy sectors helped returns. Holdings in the Pacific Rim added value. Style-wise, a slight overweight in large-cap stocks had a neutral impact. Teva Pharmaceutical Industries Ltd., an Israel-based drug manufacturer, aided performance. The company benefited from strong sales growth, a healthy drug development pipeline and optimistic profit projections.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy was based on the premise that fundamental psychological factors caused investors to behave irrationally in systematic, but predicable ways. These market inefficiencies gave rise to persistent anomalies that manifested themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund was constructed to possess attractive growth and value characteristics, ensuring that style and stock selection were the primary drivers of returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class B (Netherlands)	2.3%
2.	BP plc (United Kingdom)	2.2
3.	Nestle S.A. (Switzerland)	2.1
4.	HSBC Holdings plc (United Kingdom)	2.0
5.	Total S.A. (France)	1.8
6.	BHP Billiton Ltd. (Australia)	1.8
7.	Toyota Motor Corp. (Japan)	1.8
8.	Novartis AG (Switzerland)	1.6
9.	Vodafone Group plc (United Kingdom)	1.6
10.	GlaxoSmithKline plc (United Kingdom)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	21.6%
United Kingdom	21.6
France	10.7
Switzerland	10.2
Germany	7.8
Spain	4.5
Netherlands	4.3
Italy	3.4
Australia	3.1
Hong Kong	2.7
Finland	2.0
China	1.0
Others (each less than 1.0%)	7.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		(49.73)%	1.55%	(0.38)%
With Sales Charge*		(52.38)	0.46	(1.09)
CLASS C SHARES	2/28/06
Without CDSC		(49.99)	1.28	(0.55)
With CDSC**		(50.99)	1.28	(0.55)
SELECT CLASS SHARES	2/28/06	(49.62)	1.95	0.16
INSTITUTIONAL CLASS SHARES	4/30/01	(49.49)	2.09	0.25

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.2%
	Common Stocks — 89.8%
	Argentina — 0.8%
125	Tenaris S.A., ADR (m)	2,575
	Brazil — 11.6%
1,448	Cia Vale do Rio Doce, ADR (m)	16,956
1,034	Petroleo Brasileiro S.A., ADR (m)	22,830
		39,786
	Chile — 1.1%
101	Banco Santander Chile S.A., ADR (m)	3,627
	China — 5.3%
1,220	Anhui Conch Cement Co., Ltd., Class H (a) (m)	3,886
4,969	China Merchants Bank Co., Ltd., Class H (m)	7,612
2,456	China National Building Material Co., Ltd., Class H (m)	1,430
673	Ping An Insurance Group Co. of China Ltd., Class H (m)	2,876
1,346	Tsingtao Brewery Co., Ltd., Class H (m)	2,419
		18,223
	Egypt — 1.5%
83	Orascom Construction Industries (m)	2,773
434	Orascom Telecom Holding SAE (m)	2,526
		5,299
	Hong Kong — 10.5%
2,396	China Mobile Ltd. (m)	21,093
664	Esprit Holdings Ltd. (m)	3,774
11,012	GOME Electrical Appliances Holdings Ltd. (m)	2,200
2,734	Li & Fung Ltd. (m)	5,487
2,898	Shimao Property Holdings Ltd. (m)	1,571
938	Yue Yuen Industrial Holdings Ltd.	1,876
		36,001
	Hungary — 0.5%
1	Richter Gedeon Nyrt. (m)	92
11	Richter Gedeon Nyrt., ADR (e) (m)	1,551
		1,643
	India — 12.1%
272	ACC Ltd. (m)	2,762
914	Ambuja Cements Ltd., GDR (m)	1,125
738	Bharti Airtel Ltd. (a) (m)	9,962
307	Housing Development Finance Corp., Ltd. (m)	11,149
149	Infosys Technologies Ltd. (m)	4,322
187	Infosys Technologies Ltd., ADR (m)	5,471
371	Reliance Capital Ltd. (m)	5,038
512	Zee Entertainment Enterprises Ltd. (m)	1,624
		41,453
	Indonesia — 2.1%
6,210	Bank Rakyat Indonesia (m)	1,900
140	Telekomunikasi Indonesia Tbk PT, ADR	2,814
3,783	Unilever Indonesia Tbk PT (m)	2,581
		7,295
	Israel — 1.9%
151	Teva Pharmaceutical Industries Ltd., ADR (m)	6,488
	Malaysia — 1.1%
311	British American Tobacco Malaysia Bhd (m)	3,599
	Mexico — 9.4%
423	America Movil S.A.B. de C.V., Series L, ADR (m)	13,095
258	Cemex S.A.B. de C.V., ADR (a) (m)	1,948
247	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	6,254
2,363	Grupo Financiero Banorte S.A.B. de C.V., Class O (c)	4,328
2,425	Wal-Mart de Mexico S.A.B. de C.V., Series V (c)	6,520
		32,145
	Russia — 3.2%
135	Gazprom OAO, ADR (m)	2,678
195	Mechel, ADR (m)	1,789
3,689	Sberbank (m)	3,494
205	Vimpel-Communications, ADR (m)	2,968
		10,929
	South Africa — 11.1%
1,458	African Bank Investments Ltd. (m)	3,999
2,610	FirstRand Ltd. (m)	3,791
409	Impala Platinum Holdings Ltd. (m)	4,269
498	Massmart Holdings Ltd. (m)	4,470
936	MTN Group Ltd. (m)	10,506
318	Sasol Ltd. (m)	9,401
1,011	Steinhoff International Holdings Ltd. (m)	1,474
		37,910
	South Korea — 10.0%
61	Hyundai Mobis (m)	3,556
85	Hyundai Motor Co. (m)	3,919
246	KT&G Corp., GDR (e) (m)	7,848
18	POSCO (m)	4,894
20	Samsung Electronics Co., Ltd. (m)	8,229
16	Shinsegae Co., Ltd. (m)	5,710
		34,156
	Taiwan — 5.4%
2,442	HON HAI Precision Industry Co., Ltd. (m)	5,894

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Taiwan — Continued
507	President Chain Store Corp. (m)	1,177
3,182	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	4,629
806	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	6,659
		18,359
	Turkey — 1.7%
563	Akbank TAS (m)	1,933
465	Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	3,933
		5,866
	United Kingdom — 0.5%
76	Anglo American plc (m)	1,877
	Total Common Stocks (Cost $340,046)	307,231
	Preferred Stocks — 3.4%
	Brazil — 3.4%
656	Banco Itau Holding Financeira S.A. (m)	7,088
99	Cia de Bebidas das Americas, ADR (m)	4,194
	Total Preferred Stocks (Cost $9,817)	11,282
	Total Long-Term Investments (Cost $349,863)	318,513
Short-Term Investment — 8.7%
	Investment Company — 8.7%
29,927	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $29,927)	29,927
Investments of Cash Collateral for Securities on Loan — 2.4%
	Investment Company — 2.4%
8,329	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $8,329)	8,329
	Total Investments — 104.3% (Cost $388,119)	356,769
	Liabilities in Excess of Other Assets — (4.3)%	(14,694)
	NET ASSETS — 100.0%	$342,075

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	16.4%
Oil, Gas & Consumable Fuels	10.0
Commercial Banks	8.6
Metals & Mining	8.6
Semiconductors & Semiconductor Equipment	5.6
Food & Staples Retailing	5.1
Beverages	4.8
Diversified Financial Services	3.7
Tobacco	3.3
Construction Materials	3.2
Thrifts & Mortgage Finance	3.2
IT Services	2.8
Pharmaceuticals	2.3
Specialty Retail	1.7
Electronic Equipment, Instruments & Components	1.7
Diversified Telecommunication Services	1.7
Distributors	1.6
Automobiles	1.1
Auto Components	1.0
Short-Term Investment	8.6
Others (each less than 1.0%)	5.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.3%
	Common Stocks — 95.3%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (i)	—	(h)
	Australia — 1.9%
391	BHP Billiton Ltd. (m)	7,520
27	Rio Tinto Ltd. (m)	1,400
		8,920
	Brazil — 1.8%
303	Companhia Vale do Rio Doce, ADR (m)	3,977
166	Petroleo Brasileiro S.A., ADR (m)	4,451
		8,428
	Finland — 1.6%
494	Nokia OYJ (m)	7,574
	France — 13.1%
100	Accor S.A.	3,883
338	AXA S.A. (m)	6,463
106	BNP Paribas (m)	7,627
74	Compagnie de Saint-Gobain (c)	2,873
82	GDF Suez (m)	3,633
81	Imerys S.A. (m)	3,672
60	Lafarge S.A. (m)	3,987
68	Pernod-Ricard S.A. (c)	4,442
85	Sanofi-Aventis S.A. (m)	5,402
26	Suez Environment S.A. (a) (m)	491
370	Total S.A. (m)	20,361
		62,834
	Germany — 8.5%
126	Bayer AG	6,925
230	Deutsche Post AG (m)	2,520
288	E.ON AG (m)	10,776
52	Linde AG	4,274
37	RWE AG (m)	3,033
116	SAP AG (m)	4,055
102	Siemens AG (m)	6,015
272	Symrise AG (m)	3,317
		40,915
	Greece — 0.4%
171	Piraeus Bank S.A. (m)	2,168
	Hong Kong — 1.9%
323	China Mobile Ltd. (m)	2,843
669	Esprit Holdings Ltd. (m)	3,801
1,111	Hang Lung Properties, Ltd. (m)	2,715
		9,359
	Israel — 1.2%
136	Teva Pharmaceutical Industries Ltd., ADR (m)	5,827
	Italy — 3.9%
429	ENI S.p.A. (m)	10,233
1,406	Intesa Sanpaolo S.p.A. (m)	5,144
1,440	UniCredito Italiano S.p.A. (m)	3,525
		18,902
	Japan — 19.0%
174	Astellas Pharma, Inc. (m)	6,988
227	Canon, Inc. (m)	7,952
93	Daikin Industries Ltd. (m)	2,099
1	East Japan Railway Co. (m)	4,554
325	Honda Motor Co., Ltd. (m)	8,081
2	Japan Tobacco, Inc. (m)	6,606
367	Komatsu Ltd. (m)	4,032
365	Mitsubishi Corp. (m)	6,120
341	Mitsubishi UFJ Financial Group, Inc. (m)	2,142
208	Mitsui Fudosan Co., Ltd. (m)	3,628
144	Murata Manufacturing Co., Ltd. (m)	4,953
86	Nidec Corp. (m)	4,604
15	Nintendo Co., Ltd. (m)	4,852
179	Nomura Holdings, Inc. (m)	1,700
161	Shin-Etsu Chemical Co., Ltd. (m)	8,563
28	SMC Corp. (m)	2,681
158	Sony Corp. (m)	3,740
570	Sumitomo Corp. (m)	5,012
1	Sumitomo Mitsui Financial Group, Inc. (m)	3,259
		91,566
	Mexico — 0.9%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	2,072
92	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	2,316
		4,388
	Netherlands — 5.7%
381	ING Groep N.V. CVA (m)	3,574
188	Koninklijke Philips Electronics N.V. (m)	3,481
358	Reed Elsevier N.V.	4,783
448	Royal Dutch Shell plc, Class A (m)	12,419
173	Wolters Kluwer N.V. (m)	3,056
9	World Online International N.V. (a) (f) (i)	—	(h)
		27,313

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 0.9%
16	Samsung Electronics Co. Ltd., GDR (e) (m)	3,327
4	Samsung Electronics Co. Ltd., GDR (e) (m)	869
		4,196
	Spain — 3.7%
427	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,957
141	Inditex S.A. (c)	4,756
447	Telefonica S.A. (m)	8,275
		17,988
	Sweden — 0.4%
206	Atlas Copco AB, Class A (m)	1,728
	Switzerland — 11.9%
399	ABB Ltd. (a) (m)	5,230
113	Adecco S.A. (m)	3,922
88	Holcim Ltd. (m)	4,984
389	Nestle S.A. (m)	15,117
202	Novartis AG (m)	10,268
75	Roche Holding AG (m)	11,413
31	Zurich Financial Services AG (m)	6,190
		57,124
	Taiwan — 0.7%
434	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	3,584
	United Kingdom — 17.8%
873	Barclays plc (m)	2,501
496	BG Group plc (m)	7,299
740	Burberry Group plc (m)	3,292
436	GlaxoSmithKline plc (m)	8,376
1,284	HSBC Holdings plc (m)	15,279
790	ICAP plc (m)	3,936
813	Man Group plc (m)	4,691
439	Standard Chartered plc (m)	7,264
1,538	Tesco plc (m)	8,427
6,193	Vodafone Group plc (m)	11,914
1,227	Wm Morrison Supermarkets plc (m)	5,227
457	Wolseley plc (m)	2,501
826	WPP Group plc (m)	4,940
		85,647
	Total Long-Term Investments (Cost $480,682)	458,461

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.7%
	Investment Company — 3.7%
17,780	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $17,780)	17,780

Investments of Cash Collateral for Securities on Loan — 2.5%
	Investment Company — 2.5%
12,114	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $12,114)	12,114
	Total Investments — 101.5% (Cost $510,576 )	488,355
	Liabilities in Excess of Other Assets — (1.5)%	(7,346)
	NET ASSETS — 100.0%	$481,009

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Pharmaceuticals	11.6%
Oil, Gas & Consumable Fuels	11.5
Commercial Banks	11.3
Wireless Telecommunication Services	3.5
Chemicals	3.4
Food Products	3.2
Food & Staples Retailing	2.9
Trading Companies & Distributors	2.9
Metals & Mining	2.7
Media	2.7
Insurance	2.7
Construction Materials	2.7
Electric Utilities	2.3
Capital Markets	2.2
Electronic Equipment & Instruments	2.0
Industrial Conglomerates	2.0
Software	1.9
Specialty Retail	1.8%
Machinery	1.8
Diversified Telecommunication Services	1.7
Automobiles	1.7
Office Electronics	1.7
Semiconductors & Semiconductor Equipment	1.6
Communications Equipment	1.6
Multi-Utilities	1.5
Beverages	1.4
Tobacco	1.4
Real Estate Management & Development	1.3
Electrical Equipment	1.1
Building Products	1.0
Road & Rail	1.0
Short-Term Investments	3.7
Others (each less than 1.0%)	4.2

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.9%
	Common Stocks — 91.4%
	Argentina — 0.1%
89	BBVA Banco Frances S.A. (m)	77
7	BBVA Banco Frances S.A., ADR (c)	18
15	Grupo Financiero Galicia S.A., ADR (a) (c)	26
325	Petrobras Energia Participaciones S.A., Class B (m)	225
10	Siderar SAIC, Class A (m)	50
38	Telecom Argentina S.A., ADR (a) (c)	222
117	Transportadora de Gas del Sur S.A., Class B (m)	45
8	YPF S.A., Class D (m)	363
		1,026
	Australia — 3.4%
25	ABC Learning Centres Ltd. (m)	9
28	AGL Energy Ltd. (m)	266
84	Alumina Ltd. (m)	120
36	Amcor Ltd. (m)	140
105	AMP Ltd. (m)	381
4	Ansell Ltd. (m)	37
20	APN News & Media Ltd. (m)	32
25	Aristocrat Leisure Ltd. (m)	62
38	Asciano Group (m)	53
9	ASX Ltd. (m)	176
114	Australia & New Zealand Banking Group Ltd. (m)	1,338
43	AXA Asia Pacific Holdings Ltd. (m)	126
16	Babcock & Brown Ltd. (c)	14
13	Bendigo and Adelaide Bank Ltd. (m)	114
201	BHP Billiton Ltd. (m)	3,859
12	Billabong International Ltd. (c)	94
51	BlueScope Steel Ltd. (m)	151
60	Boart Longyear Group (m)	17
42	Boral Ltd. (c)	126
76	Brambles Ltd. (m)	403
9	Caltex Australia Ltd. (m)	60
98	CFS Retail Property Trust (c)	132
25	Challenger Financial Services Group Ltd. (c)	28
37	Coca-Cola Amatil Ltd. (m)	201
4	Cochlear Ltd. (m)	146
81	Commonwealth Bank of Australia (m)	2,210
105	Commonwealth Property Office Fund (m)	93
20	Computershare Ltd. (m)	115
10	Consolidated Media Holdings Ltd. (m)	14
24	Crown Ltd. (m)	107
35	CSL Ltd. (m)	856
62	CSR Ltd. (m)	90
177	Dexus Property Group (m)	88
84	Fairfax Media Ltd. (c)	108
71	Fortescue Metals Group Ltd. (a) (c)	139
108	Foster’s Group Ltd. (m)	414
41	Futuris Corp., Ltd. (m)	32
75	Goodman Fielder Ltd. (m)	83
65	Goodman Group (m)	41
65	GPT Group (m)	32
37	Harvey Norman Holdings Ltd. (m)	65
83	Incitec Pivot Ltd. (m)	222
64	ING Industrial Fund (c)	14
124	Insurance Australia Group Ltd. (m)	314
10	Leighton Holdings Ltd. (c)	162
16	Lend Lease Corp., Ltd. (m)	74
21	Lion Nathan Ltd. (m)	123
48	Macquarie Airports (m)	69
20	Macquarie Communications Infrastructure Group (c)	22
17	Macquarie Group Ltd. (c)	343
115	Macquarie Infrastructure Group (m)	151
129	Macquarie Office Trust (m)	25
71	Mirvac Group (m)	47
95	National Australia Bank Ltd. (m)	1,538
27	Newcrest Mining Ltd. (m)	370
40	OneSteel Ltd. (m)	93
20	Orica Ltd. (m)	262
52	Origin Energy Ltd. (m)	546
139	Oxiana Ltd. (m)	87
36	Pacific Brands Ltd. (m)	24
39	Paladin Resources Ltd. (a) (c)	60
32	PaperlinX Ltd. (m)	30
3	Perpetual Ltd. (m)	63
44	Qantas Airways Ltd. (m)	71
51	QBE Insurance Group Ltd. (m)	874
17	Rio Tinto Ltd. (m)	879
32	Santos Ltd. (m)	292
8	Sims Group Ltd. (m)	78
20	Sonic Healthcare Ltd. (m)	184
33	St. George Bank Ltd. (m)	611
83	Stockland (m)	224
61	Suncorp-Metway Ltd. (m)	331
23	TABCORP Holdings Ltd. (m)	103
76	Tatts Group Ltd. (c)	127
233	Telstra Corp., Ltd. (m)	640
38	Toll Holdings Ltd. (c)	151
61	Transurban Group (m)	218

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Australia — Continued
38	Virgin Blue Holdings Ltd. (c)	9
13	Wesfarmers Ltd. (m)	185
36	Wesfarmers Ltd. (m)	512
102	Westfield Group (m)	1,125
114	Westpac Banking Corp. (c)	1,566
28	Woodside Petroleum Ltd. (m)	802
74	Woolworths Ltd. (m)	1,380
7	WorleyParsons Ltd. (c)	72
		27,645
	Austria — 0.8%
9	Andritz AG (m)	244
6	BWIN Interactive Entertainment AG (a) (c)	111
47	Erste Bank der Oesterreichischen Sparkassen AG (c)	1,251
4	Flughafen Wien AG (c)	153
68	IMMOEAST AG (a) (c)	82
41	IMMOFINANZ AG (a) (c)	46
4	Mayr Melnhof Karton AG (m)	250
38	OMV AG (m)	1,208
8	Raiffeisen International Bank Holding AG (c)	244
3	RHI AG (a) (m)	41
12	Strabag SE (m)	233
65	Telekom Austria AG (m)	793
14	Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A (m)	679
10	Vienna Insurance Group (m)	271
31	Voestalpine AG (m)	747
22	Wienerberger AG (c)	362
		6,715
	Belgium — 1.1%
17	AGFA-Gevaert N.V. (a) (m)	69
1	Bekaert S.A. (m)	119
22	Belgacom S.A. (c)	757
2	Colruyt S.A. (c)	553
1	Compagnie Maritime Belge S.A. (m)	14
14	Delhaize Group (m)	815
94	Dexia S.A. (c)	499
— (h)	D’ieteren S.A. (m)	61
2	Euronav N.V. (m)	23
341	Fortis (m)	394
13	Groupe Bruxelles Lambert S.A. (m)	925
31	InBev N.V. (m)	1,247
23	KBC Groep N.V. (m)	989
7	Mobistar S.A. (m)	449
12	Nationale A Portefeuille (m)	646
1	Omega Pharma S.A. (m)	39
4	Solvay S.A., Class A (c)	346
13	UCB S.A. (m)	335
28	Umicore (m)	499
		8,779
	Bermuda — 0.1%
4	Frontline Ltd. (c)	116
3	Golar LNG Ltd. (m)	18
44	Seadrill Ltd. (c)	423
		557
	Brazil — 0.2%
13	Centrais Eletricas Brasileiras S.A. (m)	150
46	Cia Vale do Rio Doce (m)	588
52	Petroleo Brasileiro S.A. (m)	686
33	Unibanco — Uniao de Bancos Brasileiros S.A. (m)	201
		1,625
	Chile — 0.6%
2,501	Banco Santander Chile S.A. (m)	76
14	CAP S.A. (m)	175
29	Cia Cervecerias Unidas S.A., ADR (c)	775
72	Cia de Telecomunicaciones de Chile S.A., ADR	486
1,072	Distribucion y Servicio D&S S.A. (m)	300
20	Embotelladora Andina S.A., Class B, ADR (c)	239
446	Empresa Nacional de Electricidad S.A. (m)	521
5	Empresas CMPC S.A. (m)	84
45	Empresas COPEC S.A. (m)	368
123	Enersis S.A., ADR (c)	1,778
14	Lan Airlines S.A. (m)	124
1,714	Masisa S.A. (m)	130
75	SACI Falabella (m)	196
		5,252
	China — 0.4%
165	Belle International Holdings Ltd. (m)	79
131	BYD Co., Ltd., Class H (m)	223
1,030	China Construction Bank Corp., Class H (c)	511
187	China Life Insurance Co., Ltd., Class H (c)	500
750	Datang International Power Generation Co., Ltd., Class H (c)	282
128	Foxconn International Holdings Ltd. (a) (c)	47
314	Huaneng Power International, Inc., Class H (m)	153
739	PetroChina Co., Ltd., Class H (m)	556
116	Shui On Land Ltd. (c)	26

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	China — Continued
1,193	Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (a) (c)	84
102	Tingyi Cayman Islands Holding Corp. (c)	108
283	Yanzhou Coal Mining Co., Ltd., Class H (c)	175
503	Zhejiang Expressway Co., Ltd. (m)	241
		2,985
	Cyprus — 0.0% (g)
18	Prosafe Production Public Ltd. (a) (m)	44
18	ProSafe SE (a) (c)	67
		111
	Denmark — 1.0%
— (h)	A P Moller — Maersk A/S (c)	697
— (h)	A P Moller — Maersk A/S (m)	443
3	Bang & Olufsen A/S (c)	66
3	Carlsberg A/S, Class B (m)	127
6	Coloplast A/S, Class B (m)	401
3	Danisco A/S (m)	115
54	Danske Bank A/S (m)	799
18	DSV A/S (c)	216
3	East Asiatic Co., Ltd. A/S (m)	106
6	FLSmidth & Co. A/S (c)	233
42	GN Store Nord (a) (c)	91
10	H Lundbeck A/S (m)	171
9	Jyske Bank A/S (a) (m)	270
3	NKT Holding A/S (c)	107
48	Novo Nordisk A/S, Class B (m)	2,569
4	Novozymes A/S, Class B (c)	255
10	Sydbank A/S (c)	148
3	Topdanmark A/S (a) (m)	277
5	TrygVesta A/S (c)	328
23	Vestas Wind Systems A/S (a) (m)	935
5	William Demant Holding (a) (c)	178
		8,532
	Finland — 0.9%
14	Elisa OYJ (c)	205
34	Fortum OYJ (m)	825
9	Kone OYJ, Class B (m)	193
9	Metso OYJ (m)	124
5	Neste Oil OYJ (m)	79
239	Nokia OYJ (m)	3,657
6	Nokian Renkaat OYJ (c)	75
7	Outokumpu OYJ (c)	76
9	Rautaruukki OYJ (m)	143
28	Sampo OYJ, Class A (m)	569
30	Stora Enso OYJ, Class R (m)	277
7	Tietoenator OYJ (c)	80
40	UPM-Kymmene OYJ (m)	561
8	Wartsila OYJ (c)	202
18	YIT OYJ (c)	112
		7,178
	France — 9.7%
14	Accor S.A.	547
5	Aeroports de Paris (m)	322
14	Air France-KLM (c)	196
28	Air Liquide (m)	2,390
289	Alcatel-Lucent (a) (m)	747
24	Alstom S.A. (m)	1,206
6	Atos Origin S.A. (m)	129
148	AXA S.A. (m)	2,830
83	BNP Paribas (m)	6,019
23	Bouygues	968
17	Cap Gemini S.A. (c)	548
60	Carrefour S.A. (m)	2,524
6	Casino Guichard Perrachon S.A. (m)	449
7	Christian Dior S.A. (m)	452
16	Cie Generale de Geophysique-Veritas (a) (c)	252
24	Cie Generale d’Optique Essilor International S.A. (c)	1,057
2	CNP Assurances (m)	200
18	Compagnie de Saint-Gobain (c)	691
13	Compagnie Generale des Etablissements Michelin, Class B (m)	667
76	Credit Agricole S.A. (m)	1,099
8	Dassault Systemes S.A. (c)	315
24	EDF (m)	1,432
186	France Telecom S.A. (m)	4,678
24	GDF Suez (a)	1,065
90	GDF Suez (m)	4,004
3	Gecina S.A. (m)	187
46	Groupe Danone (m)	2,549
8	Hermes International (c)	971
4	ICADE (m)	215
2	Imerys S.A. (m)	111
9	Klepierre (m)	205
17	Lafarge S.A. (m)	1,116
7	Lagardere SCA (m)	287
27	L’Oreal S.A. (m)	2,078
23	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,530
11	M6-Metropole Television (m)	172

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	France — Continued
3	Neopost S.A. (m)	221
10	PagesJaunes Groupe (c)	98
15	Pernod-Ricard S.A. (c)	988
15	Peugeot S.A. (m)	405
8	PPR (m)	491
13	Publicis Groupe (m)	296
17	Renault S.A. (m)	515
21	Safran S.A. (c)	264
104	Sanofi-Aventis S.A. (m)	6,603
25	Schneider Electric S.A. (m)	1,475
8	SCOR SE (m)	132
6	Societe BIC S.A. (m)	342
2	Societe Des Autoroutes Paris-Rhin-Rhone (c)	106
43	Societe Generale	2,370
13	Societe Television Francaise 1 (c)	160
9	Sodexo (c)	444
5	Technip S.A. (m)	145
12	Thales S.A. (m)	477
27	Thomson (a) (m)	38
214	Total S.A. (m)	11,797
7	Unibail-Rodamco (m)	1,051
7	Valeo S.A. (m)	122
6	Vallourec (m)	645
39	Veolia Environnement (m)	959
37	Vinci S.A. (m)	1,349
120	Vivendi (m)	3,128
5	Zodiac S.A. (m)	211
		79,040
	Germany — 12.0%
34	Adidas AG (m)	1,193
66	Allianz SE (m)	4,879
14	Altana AG (c)	158
12	Arcandor AG (a) (c)	28
148	BASF SE (m)	4,878
118	Bayer AG (c)	6,471
53	Bayerische Motoren Werke AG (c)	1,333
7	Beiersdorf AG (c)	367
5	Bilfinger Berger AG (m)	208
17	Celesio AG (m)	495
98	Commerzbank AG (m)	1,042
24	Continental AG (c)	990
132	Daimler AG (m)	4,460
76	Deutsche Bank AG (m)	2,855
29	Deutsche Boerse AG (c)	2,291
26	Deutsche Lufthansa AG (m)	364
124	Deutsche Post AG (m)	1,357
9	Deutsche Postbank AG (c)	176
421	Deutsche Telekom AG (m)	6,181
5	Douglas Holding AG (m)	181
292	E.ON AG (m)	10,943
29	Fresenius Medical Care AG & Co. KGaA (c)	1,302
29	GEA Group AG (m)	415
13	Heidelberger Druckmaschinen AG (m)	126
23	Henkel AG & Co. KGaA (m)	560
10	Hochtief AG (m)	312
30	Hypo Real Estate Holding AG (c)	193
105	Infineon Technologies AG (a) (m)	326
19	IVG Immobilien AG (c)	127
22	K+S AG (c)	833
18	Linde AG (c)	1,454
14	MAN AG (m)	664
10	Merck KGaA (m)	839
13	Metro AG (m)	425
11	MLP AG (c)	141
32	Muenchener Rueckversicherungs AG (m)	4,155
7	Premiere AG (a) (c)	17
2	Puma AG Rudolf Dassler Sport (m)	272
8	Q-Cells AG (a) (c)	305
6	Rheinmetall AG (m)	176
64	RWE AG (m)	5,238
7	Salzgitter AG (m)	424
129	SAP AG (m)	4,503
133	Siemens AG (m)	7,815
14	Solarworld AG (c)	334
18	Suedzucker AG (c)	201
41	ThyssenKrupp AG (c)	773
23	TUI AG (c)	282
23	Volkswagen AG (c)	14,355
2	Wacker Chemie AG (m)	182
5	Wincor Nixdorf AG (m)	200
		97,799
	Greece — 1.0%
82	Alpha Bank AE (m)	1,202
27	Coca Cola Hellenic Bottling Co. S.A. (m)	379
65	EFG Eurobank Ergasias S.A. (m)	708
1	Emporiki Bank S.A. (a) (m)	6
7	Folli - Follie S.A. (m)	67
24	Hellenic Petroleum S.A. (m)	198
52	Hellenic Telecommunications Organization S.A. (m)	730

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Greece — Continued
22	Intracom Holdings S.A. (a) (m)	27
110	Marfin Investment Group S.A. (a) (m)	484
102	National Bank of Greece S.A. (m)	2,243
36	OPAP S.A. (m)	796
38	Piraeus Bank S.A. (m)	488
30	Public Power Corp., S.A.	369
6	Titan Cement Co. S.A. (m)	105
12	Viohalco (m)	57
		7,859
	Hong Kong — 0.9%
12	ASM Pacific Technology Ltd. (m)	40
39	Bank of East Asia Ltd. (m)	78
163	BOC Hong Kong Holdings Ltd. (m)	186
85	Cathay Pacific Airways Ltd. (c)	104
57	Cheung Kong Holdings Ltd. (m)	549
28	Cheung Kong Infrastructure Holdings Ltd. (m)	103
153	China Mobile Ltd. (m)	1,351
— (h)	China Mobile, Ltd., ADR	21
81	CLP Holdings Ltd. (m)	549
37	Esprit Holdings Ltd. (m)	210
94	Giordano International Ltd. (m)	17
19	Hang Lung Group Ltd. (m)	61
90	Hang Lung Properties, Ltd. (m)	220
41	Hang Seng Bank Ltd. (m)	517
33	Henderson Land Development Co., Ltd. (m)	119
169	Hong Kong & China Gas Co., Ltd. (m)	297
38	Hong Kong Exchanges and Clearing Ltd. (c)	381
38	HongKong Electric Holdings (m)	207
39	Hopewell Holdings (m)	120
87	Hutchison Telecommunications International, Ltd. (a) (m)	94
74	Hutchison Whampoa Ltd. (m)	401
39	Hysan Development Co., Ltd. (m)	61
90	Johnson Electric Holdings Ltd. (m)	19
34	Kerry Properties Ltd. (m)	84
18	Kingboard Chemical Holdings Ltd. (m)	36
64	Lenovo Group Ltd. (c)	19
62	Li & Fung Ltd. (m)	125
45	Melco International Development (c)	8
164	Mongolia Energy Co., Ltd. (a) (c)	70
86	MTR Corp. (m)	191
82	New World Development Ltd. (m)	68
77	Noble Group Ltd. (m)	56
6	NWS Holdings Ltd. (m)	6
13	Orient Overseas International Ltd. (m)	23
54	Pacific Basin Shipping Ltd. (m)	29
247	PCCW Ltd. (m)	93
70	Shangri-La Asia Ltd. (m)	99
54	Shun Tak Holdings Ltd. (m)	11
86	Sino Land Co. (m)	76
56	Sun Hung Kai Properties Ltd. (m)	486
36	Swire Pacific Ltd., Class A (m)	253
— (h)	Techtronic Industries Co. (m)	—	(h)
19	Television Broadcasts Ltd. (m)	52
49	Wharf Holdings Ltd. (m)	98
12	Wing Hang Bank Ltd. (m)	54
37	Yue Yuen Industrial Holdings Ltd. (c)	73
		7,715
	Hungary — 0.4%
146	Magyar Telekom Telecommunications plc (m)	462
19	MOL Hungarian Oil and Gas Nyrt. (m)	1,012
83	OTP Bank Nyrt (a) (m)	1,373
4	Richter Gedeon Nyrt. (m)	606
		3,453
	India — 0.5%
235	Ambuja Cements Ltd., GDR (m)	289
13	Bajaj Auto Ltd.	144
13	Bajaj Finserv Ltd.	31
13	Bajaj Holdings and Investment Ltd., GDR (m)	85
7	Grasim Industries Ltd., GDR	138
90	Hindalco Industries Ltd., GDR (c) (e)	110
4	Housing Development Finance Corp., Ltd. (m)	152
11	ICICI Bank Ltd., ADR (c)	184
14	Infosys Technologies Ltd. (m)	407
119	ITC Ltd., GDR (m)	371
20	Larsen & Toubro Ltd., GDR	322
23	Mahanagar Telephone Nigam, ADR	67
54	NTPC Ltd. (m)	157
36	Ranbaxy Laboratories Ltd., GDR	123
1	Reliance Capital Ltd., GDR (e) (m)	10
15	Reliance Communications Ltd., GDR (e) (m)	67
18	Reliance Industries Ltd. (m)	496
8	Reliance Industries Ltd., GDR (e)	428
— (h)	Reliance Infrastructure Ltd., GDR (e)	10
25	Satyam Computer Services Ltd. (m)	158
6	Sun Pharmaceutical Industries Ltd. (m)	141
96	United Phosphorus Ltd., ADR	206
		4,096

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ireland — 0.7%
107	Allied Irish Banks plc (m)	572
34	Anglo Irish Bank Corp. plc	109
143	Anglo Irish Bank Corp. plc (m)	453
138	Bank of Ireland (m)	406
42	C&C Group plc (m)	61
82	CRH plc	1,801
20	CRH plc (m)	445
— (h)	DCC plc (m)	8
23	Elan Corp plc, ADR (a) (c)	176
45	Elan Corp plc (a) (m)	338
54	Experian plc (m)	298
16	Grafton Group plc (a) (m)	48
33	Independent News & Media plc (m)	27
51	Irish Life & Permanent plc (m)	174
18	Kerry Group plc, Class A (m)	393
22	Kingspan Group plc (m)	126
35	Ryanair Holdings plc (a) (m)	122
		5,557
	Israel — 0.6%
151	Bank Hapoalim BM (m)	342
123	Bank Leumi Le-Israel BM (m)	324
42	Clal Industries and Investments (m)	113
52	Israel Chemicals Ltd. (m)	523
— (h)	Israel Corp., Ltd. (The) (m)	129
3	Koor Industries Ltd. (m)	87
45	Makhteshim-Agan Industries Ltd. (m)	170
85	Migdal Insurance & Financial Holding Ltd. (m)	58
61	Teva Pharmaceutical Industries Ltd., ADR (c)	2,611
16	Teva Pharmaceutical Industries Ltd. (m)	682
		5,039
	Italy — 7.8%
256	A2A S.p.A. (c)	467
76	Alleanza Assicurazioni S.p.A. (m)	506
47	Arnoldo Mondadori Editore S.p.A. (c)	164
241	Assicurazioni Generali S.p.A. (m)	6,086
65	Atlantia S.p.A. (c)	1,188
27	Autogrill S.p.A. (m)	216
264	Banca Monte dei Paschi di Siena S.p.A. (m)	512
90	Banca Popolare di Milano Scarl (m)	525
159	Banco Popolare SC (m)	1,980
26	Benetton Group S.p.A. (m)	180
46	Bulgari S.p.A. (c)	342
77	Edison S.p.A. (m)	111
1,005	Enel S.p.A. (c)	6,725
594	ENI S.p.A. (m)	14,172
143	Fiat S.p.A. (c)	1,133
69	Finmeccanica S.p.A. (m)	858
17	Fondiaria-Sai S.p.A. (m)	310
59	Gruppo Editoriale L’Espresso S.p.A. (c)	88
89	IFIL — Investments S.p.A. (c)	275
219	Intesa Sanpaolo S.p.A. (m)	649
1,785	Intesa Sanpaolo S.p.A. (m)	6,534
19	Italcementi S.p.A. (c)	222
9	Lottomatica S.p.A. (c)	217
33	Luxottica Group S.p.A. (c)	669
185	Mediaset S.p.A. (c)	1,005
131	Mediobanca S.p.A. (m)	1,497
70	Mediolanum S.p.A. (c)	274
408	Parmalat S.p.A. (m)	716
664	Pirelli & C., S.p.A. (m)	234
10	Prysmian S.p.A. (m)	125
54	Saipem S.p.A. (m)	1,014
1,028	Seat Pagine Gialle S.p.A. (a) (c)	90
214	Snam Rete Gas S.p.A. (m)	1,086
808	Telecom Italia Media S.p.A. (a) (m)	100
2,337	Telecom Italia S.p.A. (m)	2,684
1,149	Telecom Italia S.p.A. RNC (m)	967
254	Terna Rete Elettrica Nazionale S.p.A. (m)	820
59	Tiscali S.p.A. (a) (m)	51
576	UniCredit S.p.A.	1,356
2,091	UniCredito Italiano S.p.A. (m)	5,119
130	Unione di Banche Italiane ScpA (m)	2,195
80	Unipol Gruppo Finanziario S.p.A. (m)	142
		63,604
	Japan — 19.5%
35	77 Bank Ltd. (The) (m)	164
16	Advantest Corp. (c)	230
45	Aeon Co., Ltd. (m)	436
8	Aeon Credit Service Co., Ltd. (m)	81
8	Aiful Corp. (c)	38
30	Aioi Insurance Co., Ltd. (m)	123
19	Aisin Seiki Co., Ltd. (m)	340
38	Ajinomoto Co., Inc. (c)	324
2	Alfresa Holdings Corp. (m)	74
68	All Nippon Airways Co., Ltd. (c)	260
22	Alps Electric Co., Ltd. (m)	120
38	Amada Co., Ltd. (m)	175
3	Amano Corp. (c)	20
— (h)	Aoyama Trading Co., Ltd. (m)	1
56	Aozora Bank Ltd. (c)	47

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Japan — Continued
5	Arrk Corp. (a) (m)	3
42	Asahi Breweries Ltd. (m)	688
57	Asahi Glass Co., Ltd. (m)	360
69	Asahi Kasei Corp. (m)	261
14	Asics Corp. (c)	88
42	Astellas Pharma, Inc. (m)	1,699
— (h)	Autobacs Seven Co., Ltd. (m)	1
28	Bank of Kyoto Ltd. (The) (c)	295
99	Bank of Yokohama Ltd. (The) (m)	480
5	Benesse Corp. (m)	222
37	Bridgestone Corp. (m)	641
12	Brother Industries Ltd. (c)	85
6	Canon Marketing Japan, Inc. (c)	107
88	Canon, Inc. (m)	3,068
24	Casio Computer Co., Ltd. (m)	152
— (h)	Central Japan Railway Co. (m)	936
85	Chiba Bank Ltd. (The) (m)	420
61	Chubu Electric Power Co., Inc. (m)	1,591
11	Chugai Pharmaceutical Co., Ltd. (m)	160
24	Chugoku Electric Power Co., Inc. (The) (m)	574
74	Chuo Mitsui Trust Holdings, Inc. (m)	293
42	Citizen Holdings Co., Ltd. (m)	234
6	Coca-Cola West Holdings Co., Ltd. (m)	114
— (h)	COMSYS Holdings Corp. (m)	1
16	Credit Saison Co., Ltd. (m)	172
7	CSK Holdings Corp. (c)	54
48	Dai Nippon Printing Co., Ltd. (m)	571
31	Daicel Chemical Industries Ltd. (m)	113
32	Daido Steel Co., Ltd. (m)	101
63	Daiichi Sankyo Co., Ltd. (m)	1,288
25	Daikin Industries Ltd. (m)	569
17	Dainippon Screen Manufacturing Co., Ltd. (m)	36
4	Daito Trust Construction Co., Ltd. (m)	149
7	Daiwa House Industry Co., Ltd. (m)	65
141	Daiwa Securities Group, Inc. (m)	800
37	Denki Kagaku Kogyo K K (m)	83
38	Denso Corp. (m)	750
— (h)	Dentsu, Inc. (c)	195
68	DIC Corp. (m)	110
2	Dowa Holdings Co., Ltd. (m)	5
— (h)	East Japan Railway Co. (m)	2,185
— (h)	Ebara Corp. (c)	—	(h)
21	Eisai Co., Ltd. (c)	672
16	Electric Power Development Co., Ltd. (m)	480
11	Elpida Memory, Inc. (a) (c)	58
4	FamilyMart Co., Ltd. (m)	177
16	Fanuc Ltd. (m)	1,063
5	Fast Retailing Co., Ltd. (c)	514
56	Fuji Electric Holdings Co., Ltd. (m)	82
33	Fuji Heavy Industries Ltd. (m)	116
— (h)	Fuji Television Network, Inc. (m)	101
33	FUJIFILM Holdings Corp. (m)	755
1	Fujikura Ltd. (m)	2
153	Fujitsu Ltd. (m)	602
65	Fukuoka Financial Group, Inc. (m)	214
63	Furukawa Electric Co., Ltd. (m)	191
44	Gunma Bank Ltd. (The) (m)	223
— (h)	Gunze Ltd. (m)	2
— (h)	H2O Retailing Corp. (c)	3
40	Hachijuni Bank Ltd. (The) (m)	196
2	Hakuhodo DY Holdings, Inc. (m)	91
121	Hankyu Hanshin Holdings, Inc. (m)	571
113	Haseko Corp. (m)	102
3	Hikari Tsushin, Inc. (m)	37
27	Hino Motors Ltd. (m)	62
3	Hirose Electric Co., Ltd. (m)	274
51	Hiroshima Bank Ltd. (The) (m)	190
2	Hitachi Capital Corp. (m)	13
10	Hitachi Chemical Co., Ltd. (m)	101
13	Hitachi Construction Machinery Co., Ltd. (m)	152
5	Hitachi High-Technologies Corp. (m)	84
314	Hitachi Ltd. (m)	1,476
3	Hokkaido Electric Power Co., Inc. (m)	58
117	Hokuhoku Financial Group, Inc. (m)	232
9	Hokuriku Electric Power Co. (m)	227
144	Honda Motor Co., Ltd. (m)	3,573
— (h)	House Foods Corp. (m)	1
38	HOYA Corp. (m)	694
13	Ibiden Co., Ltd. (m)	251
3	Idemitsu Kosan Co., Ltd. (m)	146
128	IHI Corp. (m)	155
— (h)	Index Holdings (a) (m)	8
— (h)	Inpex Corp. (m)	482
31	Isetan Mitsukoshi Holdings Ltd. (a) (c)	296
84	Isuzu Motors Ltd. (m)	148
3	IT Holdings Corp. (a) (m)	33
7	Ito En Ltd. (c)	113
126	ITOCHU Corp. (m)	667
2	Itochu Techno-Solutions Corp. (m)	57
28	J. Front Retailing Co., Ltd. (m)	125

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Japan — Continued
3	Jafco Co., Ltd. (c)	73
86	Japan Airlines Corp. (a) (c)	196
4	Japan Petroleum Exploration Co. (m)	156
— (h)	Japan Prime Realty Investment Corp. (m)	181
— (h)	Japan Real Estate Investment Corp. (m)	257
— (h)	Japan Retail Fund Investment Corp. (m)	137
20	Japan Steel Works Ltd. (The) (m)	142
— (h)	Japan Tobacco, Inc. (m)	1,369
48	JFE Holdings, Inc. (m)	1,218
20	JGC Corp. (m)	213
30	Joyo Bank Ltd. (The) (m)	141
30	JS Group Corp. (m)	386
18	JSR Corp. (m)	199
23	JTEKT Corp. (m)	175
— (h)	Jupiter Telecommunications Co., Ltd. (m)	222
87	Kajima Corp. (c)	251
31	Kamigumi Co., Ltd. (m)	250
27	Kaneka Corp. (m)	125
62	Kansai Electric Power Co., Inc. (The) (m)	1,549
26	Kansai Paint Co., Ltd. (m)	145
50	Kao Corp.	1,467
126	Kawasaki Heavy Industries Ltd. (c)	229
54	Kawasaki Kisen Kaisha Ltd. (m)	214
— (h)	KDDI Corp. (m)	1,372
46	Keihin Electric Express Railway Co., Ltd. (c)	356
56	Keio Corp. (c)	290
34	Keisei Electric Railway Co., Ltd. (m)	167
4	Keyence Corp. (m)	805
13	Kikkoman Corp. (m)	129
11	Kinden Corp. (m)	93
44	Kintetsu Corp. (c)	167
60	Kirin Holdings Co., Ltd. (m)	661
282	Kobe Steel Ltd. (m)	457
73	Komatsu Ltd. (m)	806
— (h)	Komori Corp. (m)	—	(h)
11	Konami Corp. (m)	208
32	Konica Minolta Holdings, Inc. (m)	213
80	Kubota Corp. (m)	403
35	Kuraray Co., Ltd. (m)	270
12	Kurita Water Industries Ltd. (m)	262
14	Kyocera Corp. (m)	844
19	Kyowa Hakko Kogyo Co., Ltd. (m)	155
40	Kyushu Electric Power Co., Inc. (m)	908
8	Lawson, Inc. (m)	410
13	Leopalace21 Corp. (m)	93
3	Mabuchi Motor Co., Ltd. (c)	103
12	Makita Corp. (m)	215
108	Marubeni Corp. (m)	419
32	Marui Group Co., Ltd. (m)	198
36	Matsushita Electric Works Ltd. (m)	313
36	Mazda Motor Corp. (m)	80
16	Mediceo Paltac Holdings Co., Ltd. (m)	170
23	Meiji Dairies Corp. (c)	104
— (h)	Meiji Seika Kaisha Ltd. (m)	—	(h)
45	Minebea Co., Ltd. (m)	121
69	Mitsubishi Chemical Holdings Corp. (m)	279
115	Mitsubishi Corp. (m)	1,935
156	Mitsubishi Electric Corp. (m)	965
106	Mitsubishi Estate Co., Ltd. (m)	1,899
39	Mitsubishi Gas Chemical Co., Inc. (m)	143
282	Mitsubishi Heavy Industries Ltd. (m)	905
13	Mitsubishi Logistics Corp. (m)	116
123	Mitsubishi Materials Corp. (m)	278
205	Mitsubishi Motors Corp. (a) (c)	283
55	Mitsubishi Rayon Co., Ltd. (m)	118
24	Mitsubishi Tanabe Pharma Corp. (m)	253
867	Mitsubishi UFJ Financial Group, Inc. (m)	5,449
6	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	148
143	Mitsui & Co., Ltd. (m)	1,386
59	Mitsui Chemicals, Inc. (c)	206
11	Mitsui Engineering & Shipbuilding Co., Ltd. (m)	16
72	Mitsui Fudosan Co., Ltd. (m)	1,251
71	Mitsui Mining & Smelting Co., Ltd. (c)	129
102	Mitsui OSK Lines Ltd. (m)	533
32	Mitsui Sumitomo Insurance Group Holdings, Inc. (m)	894
10	Mitsumi Electric Co., Ltd. (m)	134
1	Mizuho Financial Group, Inc. (m)	1,941
93	Mizuho Trust & Banking Co., Ltd. (c)	109
13	Murata Manufacturing Co., Ltd. (m)	441
23	Namco Bandai Holdings, Inc. (c)	238
124	NEC Corp.	367
42	NEC Corp. (m)	125
3	NEC Electronics Corp. (a) (c)	32
— (h)	NET One Systems Co., Ltd. (c)	75
10	NGK Insulators Ltd. (c)	100
18	NGK Spark Plug Co., Ltd. (c)	174
24	NHK Spring Co., Ltd. (m)	97
1	Nichirei Corp. (m)	2
5	Nidec Corp. (m)	245

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Japan — Continued
28	Nikon Corp.	395
9	Nintendo Co., Ltd. (m)	2,775
— (h)	Nippon Building Fund, Inc. (m)	413
39	Nippon Electric Glass Co., Ltd. (m)	235
84	Nippon Express Co., Ltd. (m)	338
15	Nippon Meat Packers, Inc. (m)	209
55	Nippon Mining Holdings, Inc. (c)	170
86	Nippon Oil Corp. (m)	352
— (h)	Nippon Paper Group, Inc. (m)	281
55	Nippon Sheet Glass Co., Ltd. (c)	180
1	Nippon Shokubai Co., Ltd. (m)	5
465	Nippon Steel Corp. (m)	1,566
— (h)	Nippon Telegraph & Telephone Corp. (m)	1,873
94	Nippon Yusen KK (m)	455
44	Nipponkoa Insurance Co., Ltd. (m)	264
— (h)	Nishimatsu Construction Co., Ltd. (m)	—	(h)
77	Nishi-Nippon City Bank Ltd. (The) (m)	168
14	Nissan Chemical Industries Ltd. (m)	113
218	Nissan Motor Co., Ltd. (m)	1,083
28	Nisshin Seifun Group, Inc. (m)	298
80	Nisshin Steel Co., Ltd. (m)	107
16	Nisshinbo Industries, Inc. (m)	92
10	Nissin Food Products Co., Ltd. (c)	295
3	Nitori Co., Ltd. (c)	203
13	Nitto Denko Corp. (m)	289
11	NOK Corp. (m)	106
161	Nomura Holdings, Inc. (m)	1,526
8	Nomura Real Estate Holdings, Inc. (c)	159
— (h)	Nomura Real Estate Office Fund, Inc. (m)	114
14	Nomura Research Institute Ltd. (m)	231
45	NSK Ltd. (m)	185
38	NTN Corp. (m)	140
— (h)	NTT Data Corp. (c)	264
1	NTT DoCoMo, Inc. (m)	2,197
— (h)	NTT Urban Development Corp. (c)	103
71	Obayashi Corp. (m)	349
— (h)	Obic Co., Ltd. (m)	51
12	Odakyu Electric Railway Co., Ltd. (c)	88
41	OJI Paper Co., Ltd. (m)	157
— (h)	Oki Electric Industry Co., Ltd. (a) (c)	—	(h)
13	OKUMA Corp. (c)	57
— (h)	Okumura Corp. (c)	1
16	Olympus Corp. (c)	300
23	Omron Corp. (m)	334
7	Ono Pharmaceutical Co., Ltd. (m)	290
21	Onward Holdings Co., Ltd. (c)	153
4	Oracle Corp. Japan (c)	193
6	Oriental Land Co., Ltd. (c)	443
7	ORIX Corp. (m)	677
210	Osaka Gas Co., Ltd. (m)	743
2	OSAKA Titanium Technologies Co. (c)	42
1	Otsuka Corp. (m)	70
153	Panasonic Corp. (m)	2,460
8	Park24 Co., Ltd. (c)	32
17	Pioneer Corp. (m)	51
8	Promise Co., Ltd. (c)	151
1	Rakuten, Inc. (c)	385
1	Resona Holdings, Inc. (c)	542
55	Ricoh Co., Ltd. (m)	593
11	Rohm Co., Ltd. (m)	506
— (h)	Ryohin Keikaku Co., Ltd. (m)	—	(h)
3	Sankyo Co., Ltd. (m)	142
9	Santen Pharmaceutical Co., Ltd. (m)	228
175	Sanyo Electric Co., Ltd. (a) (m)	266
— (h)	Sapporo Hokuyo Holdings, Inc. (m)	129
37	Sapporo Holdings Ltd. (c)	205
1	SBI Holdings, Inc. (m)	175
14	Secom Co., Ltd. (c)	521
18	Sega Sammy Holdings, Inc. (m)	138
13	Seiko Epson Corp. (c)	189
1	Seino Holdings Corp. (m)	3
55	Sekisui Chemical Co., Ltd. (m)	321
22	Sekisui House Ltd. (m)	224
73	Seven & I Holdings Co., Ltd. (c)	2,036
1	SFCG Co., Ltd. (c)	6
71	Sharp Corp. (m)	507
19	Shikoku Electric Power Co., Inc. (m)	560
— (h)	Shimachu Co., Ltd. (m)	1
— (h)	Shimamura Co., Ltd. (m)	5
— (h)	Shimano, Inc. (m)	1
69	Shimizu Corp. (c)	337
35	Shin-Etsu Chemical Co., Ltd. (m)	1,877
6	Shinko Electric Industries Co., Ltd. (m)	37
59	Shinko Securities Co., Ltd. (m)	146
99	Shinsei Bank Ltd. (c)	152
30	Shionogi & Co., Ltd. (m)	512
38	Shiseido Co., Ltd.	774
62	Shizuoka Bank Ltd. (The) (m)	550
48	Showa Denko KK (m)	74
15	Showa Shell Sekiyu KK (m)	123

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Japan — Continued
2	SMC Corp. (m)	151
70	Softbank Corp. (m)	688
142	Sojitz Corp. (m)	238
64	Sompo Japan Insurance, Inc. (m)	449
88	Sony Corp. (m)	2,083
— (h)	Sony Financial Holdings, Inc. (m)	215
14	Stanley Electric Co., Ltd. (m)	178
12	Sumco Corp. (m)	132
23	Sumitomo Bakelite Co., Ltd. (c)	84
116	Sumitomo Chemical Co., Ltd. (m)	354
90	Sumitomo Corp. (m)	790
74	Sumitomo Electric Industries Ltd. (m)	603
36	Sumitomo Heavy Industries Ltd. (m)	106
347	Sumitomo Metal Industries Ltd. (m)	894
47	Sumitomo Metal Mining Co., Ltd. (m)	353
1	Sumitomo Mitsui Financial Group, Inc. (m)	2,253
— (h)	Sumitomo Osaka Cement Co., Ltd. (m)	—	(h)
38	Sumitomo Realty & Development Co., Ltd. (m)	624
13	Sumitomo Rubber Industries, Inc. (c)	115
149	Sumitomo Trust & Banking Co., Ltd. (The) (m)	692
20	Suruga Bank Ltd. (m)	186
9	Suzuken Co., Ltd. (m)	194
36	Suzuki Motor Corp. (m)	528
17	T&D Holdings, Inc. (m)	641
— (h)	Taiheiyo Cement Corp. (m)	—	(h)
108	Taisei Corp. (m)	250
15	Taisho Pharmaceutical Co., Ltd. (m)	268
21	Taiyo Nippon Sanso Corp. (m)	132
1	Takara Holdings, Inc. (m)	4
12	Takashimaya Co., Ltd. (m)	93
70	Takeda Pharmaceutical Co., Ltd. (m)	3,482
12	Takefuji Corp. (c)	98
5	TDK Corp. (m)	177
86	Teijin Ltd. (c)	223
17	Terumo Corp. (m)	707
14	THK Co., Ltd. (m)	197
89	Tobu Railway Co., Ltd. (c)	453
2	Toho Co., Ltd. (c)	45
3	Toho Titanium Co., Ltd. (c)	29
44	Tohoku Electric Power Co., Inc. (m)	984
6	Tokai Rika Co., Ltd. (m)	58
62	Tokio Marine Holdings, Inc. (m)	1,916
25	Tokuyama Corp. (m)	127
3	Tokyo Broadcasting System, Inc. (m)	60
103	Tokyo Electric Power Co., Inc. (The) (m)	2,929
12	Tokyo Electron Ltd. (m)	411
194	Tokyo Gas Co., Ltd. (m)	834
11	Tokyo Steel Manufacturing Co., Ltd. (m)	87
3	Tokyo Style Co., Ltd. (c)	25
32	Tokyo Tatemono Co., Ltd. (c)	132
114	Tokyu Corp. (m)	448
65	Tokyu Land Corp. (m)	183
38	TonenGeneral Sekiyu KK (c)	321
27	Toppan Printing Co., Ltd. (m)	200
132	Toray Industries, Inc. (c)	614
282	Toshiba Corp. (m)	1,018
40	Tosoh Corp. (m)	79
29	TOTO Ltd. (c)	205
15	Toyo Seikan Kaisha Ltd. (m)	181
7	Toyo Suisan Kaisha Ltd. (m)	180
48	Toyobo Co., Ltd. (m)	68
7	Toyoda Gosei Co., Ltd. (m)	92
13	Toyota Boshoku Corp. (m)	113
1	Toyota Industries Corp. (m)	27
238	Toyota Motor Corp. (m)	9,287
24	Toyota Tsusho Corp. (m)	230
5	Trend Micro, Inc. (m)	123
120	Ube Industries Ltd. (m)	253
4	Unicharm Corp. (m)	268
5	Uniden Corp. (c)	15
13	UNY Co., Ltd. (m)	101
17	Ushio, Inc. (c)	223
1	USS Co., Ltd. (m)	91
— (h)	Wacoal Holdings Corp. (c)	1
— (h)	West Japan Railway Co. (m)	726
1	Yahoo! Japan Corp. (c)	486
13	Yakult Honsha Co., Ltd. (c)	326
7	Yamada Denki Co., Ltd. (m)	364
16	Yamaha Corp. (m)	153
19	Yamaha Motor Co., Ltd. (m)	206
38	Yamato Holdings Co., Ltd. (m)	415
8	Yamazaki Baking Co., Ltd. (m)	102
17	Yaskawa Electric Corp. (m)	75
22	Yokogawa Electric Corp. (m)	102
		159,014
	Luxembourg — 0.6%
86	ArcelorMittal (c)	2,245
5	Millicom International Cellular S.A. (c)	197
2	Reinet Investments SCA (a) (m)	24

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Luxembourg — Continued
213	Tenaris S.A. (m)	2,410
		4,876
	Mexico — 0.5%
26	Alfa S.A.B. de C.V., Class A (c)	53
939	America Movil S.A.B. de C.V., Series L, (c)	1,454
326	Cemex S.A.B. de C.V. (a) (m)	244
37	Controladora Comercial Mexicana S.A.B. de C.V. (c)	10
129	Fomento Economico Mexicano S.A.B. de C.V. (m)	326
24	Grupo Carso S.A.B. de C.V., Class A1 (m)	67
217	Grupo Mexico S.A.B. de C.V., Class B (m)	169
50	Grupo Modelo S.A.B. de C.V., Class C (m)	155
163	Grupo Televisa S.A. (m)	570
65	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	213
268	Telefonos de Mexico S.A.B. de C.V., Class A (m)	229
112	Telefonos de Mexico S.A.B. de C.V. , Class L (m)	101
268	Telmex Internacional S.A.B de C.V., Class A (m)	135
112	Telmex Internacional S.A.B de C.V., Class L (c)	59
178	Wal-Mart de Mexico S.A.B. de C.V., Series V, (c)	480
		4,265
	Netherlands — 3.7%
144	Aegon N.V. (m)	599
25	Akzo Nobel N.V. (m)	1,019
45	ASML Holdings N.V. (a)	780
6	Corio N.V. (m)	301
35	European Aeronautic Defence and Space Co., N.V. (c)	585
8	Fugro N.V. CVA (m)	301
5	Heineken Holding N.V. (m)	163
35	Heineken N.V. (m)	1,189
237	ING Groep N.V. CVA (m)	2,226
33	James Hardie Industries N.V. (m)	94
120	Koninklijke Ahold N.V. (m)	1,284
13	Koninklijke DSM N.V. (m)	361
196	Koninklijke KPN N.V. (m)	2,765
111	Koninklijke Philips Electronics N.V. (m)	2,056
— (h)	OCE N.V. (c)	1
4	Qiagen N.V. (a) (c)	54
9	Randstad Holding N.V. (m)	169
38	Reed Elsevier N.V.	512
190	Royal Dutch Shell plc, Class A (m)	5,229
148	Royal Dutch Shell plc, Class B (m)	4,013
13	SBM Offshore N.V. (m)	234
47	TNT N.V. (m)	982
187	Unilever N.V. CVA (m)	4,498
1	Wereldhave N.V. (m)	95
33	Wolters Kluwer N.V. (m)	589
		30,099
	New Zealand — 0.4%
455	Auckland International Airport Ltd. (m)	487
140	Contact Energy Ltd. (m)	594
8	Fisher & Paykel Appliances Holdings Ltd. (c)	6
2	Fisher & Paykel Healthcare Corp., Ltd. (m)	3
216	Fletcher Building Ltd. (m)	732
194	Sky City Entertainment Group Ltd. (m)	374
10	Sky Network Television Ltd. (m)	22
787	Telecom Corp. of New Zealand Ltd. (c)	1,066
		3,284
	Norway — 0.8%
1	Aker ASA, Class A (m)	14
18	Aker Solutions ASA (m)	101
107	DnB NOR ASA (m)	620
16	Hafslund ASA, Class A (m)	175
2	Norsk Hydro ASA (m)	8
26	Norske Skogindustrier ASA (a) (c)	91
47	Orkla ASA (c)	311
29	Petroleum Geo-Services ASA (a) (c)	146
32	Renewable Energy Corp. A.S. (a) (c)	298
7	Schibsted ASA (m)	80
174	StatoilHydro ASA (m)	3,509
46	Storebrand ASA (m)	110
9	Tandberg ASA (c)	114
91	Telenor ASA (m)	544
19	TGS Nopec Geophysical Co. ASA (a) (c)	105
38	Tomra Systems ASA (m)	179
17	Yara International ASA (c)	350
		6,755
	Philippines — 0.6%
60	Ayala Corp. (m)	291
2,473	Ayala Land, Inc. (m)	300
110	Banco de Oro Unibank, Inc. (m)	61
870	Bank of the Philippine Islands (m)	721
2,589	Filinvest Land, Inc. (m)	23
54	First Philippine Holdings Corp. (m)	20
10	Globe Telecom, Inc. (m)	182
236	Manila Electric Co. (m)	285

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Philippines — Continued
1,740	Petron Corp. (m)	174
24	Philippine Long Distance Telephone Co. (m)	971
2,078	PNOC Energy Development Corp. (m)	126
252	San Miguel Corp., Class B (m)	260
6,707	SM Prime Holdings, Inc. (m)	1,155
		4,569
	Portugal — 0.8%
74	Banco BPI S.A., Class G (m)	152
562	Banco Comercial Portugues S.A., Class R (c)	653
60	Banco Espirito Santo S.A. (m)	574
87	BRISA (c)	665
81	Cimpor Cimentos de Portugal SGPS S.A. (c)	369
529	Energias de Portugal S.A. (m)	1,803
91	Jeronimo Martins SGPS S.A. (m)	465
192	Portugal Telecom SGPS S.A. (c)	1,261
206	Sonae SGPS S.A. (m)	125
50	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	256
		6,323
	Singapore — 0.6%
48	Allgreen Properties Ltd. (m)	13
68	Ascendas REIT (m)	75
65	CapitaCommercial Trust (m)	45
102	CapitaLand Ltd. (m)	204
69	CapitaMall Trust (m)	92
68	Chartered Semiconductor Manufacturing Ltd. (a) (c)	11
33	City Developments Ltd. (m)	146
133	ComfortDelgro Corp., Ltd. (m)	109
53	Cosco Corp. Singapore Ltd. (c)	29
61	DBS Group Holdings Ltd. (m)	465
56	Fraser and Neave Ltd. (c)	106
379	Golden Agri-Resources Ltd. (m)	51
7	Haw Par Corp., Ltd. (m)	17
10	Jardine Cycle & Carriage Ltd. (m)	65
74	Keppel Corp., Ltd. (m)	231
24	Keppel Land Ltd. (c)	31
30	Neptune Orient Lines Ltd. (m)	25
41	Olam International Ltd. (c)	36
131	Oversea-Chinese Banking Corp. (m)	444
41	Parkway Holdings Ltd. (m)	44
59	SembCorp Industries Ltd. (m)	99
56	SembCorp Marine Ltd. (c)	70
35	Singapore Airlines Ltd. (m)	269
35	Singapore Exchange Ltd. (m)	125
9	Singapore Land Ltd. (c)	20
13	Singapore Petroleum Co., Ltd. (m)	19
97	Singapore Post Ltd. (m)	47
49	Singapore Press Holdings Ltd. (m)	108
90	Singapore Technologies Engineering Ltd. (m)	142
478	Singapore Telecommunications Ltd. (m)	804
46	SMRT Corp., Ltd. (c)	48
55	STATS ChipPAC Ltd. (a) (m)	17
68	Suntec Real Estate Investment Trust (m)	33
67	United Overseas Bank Ltd. (m)	604
35	UOL Group Ltd. (m)	46
6	Venture Corp., Ltd. (m)	23
51	Wilmar International Ltd. (c)	88
33	Wing Tai Holdings Ltd. (c)	15
		4,816
	South Africa — 0.5%
8	Adcock Ingram Holdings Ltd. (a) (m)	27
3	Anglo Platinum Ltd. (m)	123
6	AngloGold Ashanti Ltd. (m)	118
12	ArcelorMittal South Africa Ltd. (m)	109
13	Barloworld Ltd. (m)	75
12	Bidvest Group Ltd. (m)	126
9	Discovery Holdings Ltd. (m)	21
153	FirstRand Ltd. (m)	222
13	Freeworld Coatings Ltd. (m)	8
27	Gold Fields Ltd. (m)	188
23	Impala Platinum Holdings Ltd. (m)	235
9	Mondi Ltd.	37
59	MTN Group Ltd. (m)	664
14	Naspers Ltd., Class N (m)	238
14	Nedbank Group Ltd. (m)	139
24	Pretoria Portland Cement Co., Ltd. (m)	74
110	Sanlam Ltd. (m)	181
14	Sappi Ltd. (m)	86
24	Sasol Ltd. (m)	699
48	Shoprite Holdings Ltd. (m)	252
56	Standard Bank Group Ltd. (m)	441
17	Telkom S.A. Ltd. (m)	184
8	Tiger Brands Ltd. (m)	112
		4,359
	South Korea — 0.5%
2	Cheil Worldwide, Inc. (m)	313
4	Daelim Industrial Co. (m)	118
10	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	95

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — Continued
10	Daishin Securities Co., Ltd. (m)	109
8	Hyundai Mobis (m)	443
6	LG Chem Ltd. (m)	358
6	LG Electronics, Inc. (m)	479
3	POSCO (m)	716
1	Samsung Electronics Co., Ltd. (m)	590
5	Samsung Fire & Marine Insurance Co., Ltd. (m)	616
1	Shinsegae Co., Ltd. (m)	274
1	SK Telecom Co., Ltd. (m)	186
		4,297
	Spain — 5.5%
28	Abertis Infraestructuras S.A. (m)	478
3	Acciona S.A. (m)	253
34	Acerinox S.A. (c)	430
25	ACS Actividades de Construccion y Servicios S.A. (c)	931
8	Antena 3 de Television S.A. (c)	41
530	Banco Bilbao Vizcaya Argentaria S.A. (m)	6,152
95	Banco de Sabadell S.A. (c)	645
128	Banco Popular Espanol S.A. (c)	1,162
939	Banco Santander S.A. (m)	10,152
8	Banco Santander S.A. (m)	88
34	Bankinter S.A. (c)	370
36	Cintra Concesiones de Infraestructuras de Transporte S.A. (c)	320
17	Ebro Puleva S.A. (c)	224
2	Endesa S.A. (m)	67
4	Fomento de Construcciones y Contratas S.A. (c)	147
26	Gamesa Corp. Tecnologica S.A. (m)	427
9	Gas Natural SDG S.A. (m)	286
22	Gestevision Telecinco S.A. (c)	175
10	Grupo Ferrovial S.A. (c)	309
519	Iberdrola S.A. (m)	3,758
51	Iberia Lineas Aereas de Espana (m)	121
31	Inditex S.A. (c)	1,038
21	Indra Sistemas S.A. (c)	402
65	Mapfre S.A. (c)	208
23	NH Hoteles S.A. (c)	172
4	Promotora de Informaciones S.A. (c)	15
17	Red Electrica de Espana (m)	739
96	Repsol YPF S.A. (m)	1,816
16	Sacyr Vallehermoso S.A. (c)	143
2	Sociedad General de Aguas de Barcelona S.A., Class A (m)	45
629	Telefonica S.A. (m)	11,645
2	Telefonica S.A., ADR	124
60	Union Fenosa S.A. (m)	1,278
14	Zardoya Otis S.A. (c)	271
18	Zeltia S.A. (c)	87
		44,519
	Sweden — 1.4%
45	Alfa Laval AB (c)	323
20	Assa Abloy AB, Class B (c)	228
49	Atlas Copco AB, Class A (m)	408
20	Boliden AB (c)	49
10	D. Carnegie AB (m)	28
23	Electrolux AB, Class B (m)	210
1	Elekta AB, Class B (c)	13
13	Eniro AB (c)	30
2	Getinge AB, Class B (m)	28
44	Hennes & Mauritz AB, Class B (c)	1,594
12	Hoganas AB, Class B (m)	164
4	Holmen AB, Class B (m)	112
7	Husqvarna AB, Class A (c)	47
23	Husqvarna AB, Class B (c)	158
41	Investor AB, Class B (m)	617
28	Kungsleden AB (c)	137
3	Modern Times Group AB, Class B (m)	58
35	Niscayah Group AB (m)	36
22	Nordea Bank AB (a) (m)	183
162	Nordea Bank AB (m)	1,299
72	Sandvik AB (m)	468
3	Scania AB, Class B (m)	24
35	Securitas AB, Class B (m)	339
30	Skandinaviska Enskilda Banken AB, Class A (c)	292
27	Skanska AB, Class B (m)	236
29	SKF AB, Class B (c)	267
6	Ssab Svenskt Stal AB, Class A (c)	57
10	Ssab Svenskt Stal AB, Class B (m)	95
25	Svenska Cellulosa AB, Class B (m)	185
38	Svenska Handelsbanken AB, Class A (m)	698
30	Swedbank AB, Class A (c)	245
12	Swedish Match AB (m)	164
16	Tele2 AB, Class B (m)	132
239	Telefonaktiebolaget LM Ericsson, Class B (m)	1,626
191	TeliaSonera AB (m)	841
8	Trelleborg AB, Class B (c)	49
22	Volvo AB, Class A (c)	116

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Sweden — Continued
57	Volvo AB, Class B (c)	296
		11,852
	Switzerland — 2.3%
53	ABB Ltd. (a) (m)	691
7	Adecco S.A. (m)	234
2	Aryzta AG (a) (m)	78
3	Clariant AG (a) (m)	18
17	Compagnie Financiere Richermont S.A., Class A (a)	357
37	Credit Suisse Group AG (m)	1,392
— (h)	Givaudan S.A. (m)	133
10	Holcim Ltd. (m)	560
1	Kudelski S.A. (m)	12
— (h)	Kuoni Reisen Holding AG (m)	10
3	Logitech International S.A. (a) (m)	48
2	Lonza Group AG (m)	178
1	Micronas Semiconductor Holding AG (a) (m)	2
95	Nestle S.A. (m)	3,707
1	Nobel Biocare Holding AG (m)	24
69	Novartis AG (m)	3,507
— (h)	OC Oerlikon Corp. AG (a) (c)	24
19	Roche Holding AG (m)	2,910
1	Roche Holding AG (m)	136
— (h)	SGS S.A. (m)	62
— (h)	Sonova Holding AG (m)	5
93	STMicroelectronics N.V. (m)	762
— (h)	Sulzer AG (m)	25
1	Swatch Group AG (m)	21
13	Swiss Reinsurance (m)	527
1	Swisscom AG (m)	309
3	Syngenta AG (m)	652
59	UBS AG (a) (m)	1,007
32	Xstrata plc (m)	555
4	Zurich Financial Services AG (m)	912
		18,858
	Taiwan — 0.5%
424	Asustek Computer, Inc. (m)	607
202	Cathay Financial Holding Co., Ltd. (m)	216
179	Chi Mei Optoelectronics Corp. (m)	66
377	China Steel Corp. (m)	273
417	Far Eastern Textile Co., Ltd. (m)	242
206	HON HAI Precision Industry Co., Ltd. (m)	498
525	Quanta Computer, Inc. (m)	552
1,311	Taishin Financial Holdings Co., Ltd. (m)	196
473	Taiwan Mobile Co., Ltd. (m)	654
589	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	858
335	United Microelectronics Corp. (m)	92
		4,254
	Thailand — 0.5%
252	Advanced Info Service pcl	530
396	Bangkok Bank pcl, Class F (m)	801
152	Electricity Generating pcl (m)	253
11	Hana Microelectronics pcl (m)	3
347	Kasikornbank pcl (m)	505
750	Krung Thai Bank pcl (m)	84
258	Nation Multimedia Group pcl (a) (m)	29
150	PTT Exploration & Production pcl (m)	367
110	PTT pcl (m)	498
137	Siam Cement pcl (m)	415
296	Siam Commercial Bank pcl (m)	451
183	Thai Airways International pcl (m)	40
		3,976
	Turkey — 0.4%
128	Akbank TAS (m)	439
44	Akcansa Cimento AS (m)	74
64	Aksigorta AS (m)	132
45	Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	377
40	Arcelik (m)	57
124	Eregli Demir ve Celik Fabrikalari TAS (m)	381
18	Ford Otomotiv Sanayi AS (m)	57
— (h)	Trakya Cam Sanayi AS (a) (m)	—	(h)
20	Tupras Turkiye Petrol Rafine (m)	253
92	Turkcell Iletisim Hizmet AS (m)	461
166	Turkiye Garanti Bankasi AS (a) (m)	278
205	Turkiye Is Bankasi, Class C (m)	583
133	Yapi ve Kredi Bankasi AS (a) (m)	169
		3,261
	United Kingdom — 10.1%
19	3i Group plc (m)	164
34	Acergy S.A. (c)	228
34	Aegis Group plc (m)	36
20	AMEC plc (m)	171
70	Anglo American plc (m)	1,747
30	Antofagasta plc (m)	186
20	Associated British Foods plc (m)	220
79	AstraZeneca plc (m)	3,346
141	Aviva plc (m)	839
185	BAE Systems plc (m)	1,039

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
24	Balfour Beatty plc (m)	99
449	Barclays plc (m)	1,286
6	Bellway plc (m)	52
6	Berkeley Group Holdings plc (a) (m)	69
183	BG Group plc (m)	2,689
122	BHP Billiton plc (m)	2,077
1,013	BP plc (m)	8,260
28	British Airways plc (m)	63
91	British American Tobacco plc (m)	2,505
57	British Energy Group plc (m)	677
25	British Land Co. plc (m)	251
60	British Sky Broadcasting Group plc (m)	363
411	BT Group plc (m)	772
19	Bunzl plc (m)	189
21	Burberry Group plc (m)	95
132	Cable & Wireless plc (m)	262
69	Cadbury plc (m)	633
7	Cairn Energy plc (a) (m)	175
30	Capita Group plc (The) (m)	310
8	Carnival plc (m)	176
19	Carphone Warehouse Group plc (m)	41
202	Centrica plc (m)	994
56	Cobham plc (m)	169
99	Compass Group plc (m)	459
14	Daily Mail & General Trust, Class A (m)	66
140	Diageo plc (m)	2,136
27	Enterprise Inns plc (m)	43
21	Eurasian Natural Resources Corp. (m)	104
22	Firstgroup plc (m)	143
137	Friends Provident plc (m)	158
64	G4S plc (m)	192
34	GKN plc (m)	66
293	GlaxoSmithKline plc (m)	5,635
14	Hammerson plc (m)	161
65	Hays plc (m)	72
288	HBOS plc (m)	471
41	Home Retail Group plc (m)	131
645	HSBC Holdings plc (m)	7,635
33	ICAP plc (m)	167
18	IMI plc (m)	80
54	Imperial Tobacco Group plc (m)	1,440
19	Inchcape plc (m)	25
14	Intercontinental Hotels Group plc (m)	122
15	International Personal Finance plc (m)	34
73	International Power plc (m)	262
36	Invensys plc (a) (m)	89
16	Investec plc (m)	60
191	ITV plc (m)	92
53	J Sainsbury plc (m)	242
10	Johnson Matthey plc (m)	153
10	Kazakhmys plc (m)	45
114	Kingfisher plc (m)	210
33	Ladbrokes plc (m)	84
28	Land Securities Group plc (m)	490
367	Legal & General Group plc (m)	422
12	Liberty International plc (m)	137
4	Lighthouse Caledonia ASA (a) (m)	2
310	Lloyds TSB Group plc (m)	1,003
70	Logica plc (m)	78
8	London Stock Exchange Group plc (m)	75
7	Lonmin plc (m)	140
94	Man Group plc (m)	542
88	Marks & Spencer Group plc (m)	311
27	Meggitt plc (m)	58
63	Meinl European Land Ltd. (a) (m)	285
4	Metro International S.A., Class B, ADR (a) (m)	1
14	Michael Page International plc (m)	46
23	Mitchells & Butlers plc (m)	59
13	Mondi plc (m)	48
9	National Express Group plc (m)	80
138	National Grid plc (m)	1,555
12	Next plc (m)	196
261	Old Mutual plc (m)	211
42	Pearson plc (m)	419
14	Persimmon plc (m)	66
138	Prudential plc (m)	691
13	Punch Taverns plc (m)	33
33	Reckitt Benckiser Group plc (m)	1,396
65	Reed Elsevier plc (m)	572
94	Rentokil Initial plc (m)	68
29	Rexam plc (m)	174
55	Rio Tinto plc (m)	2,548
104	Rolls-Royce Group plc (a) (m)	551
104	Rolls-Royce Group plc, Class C (a) (m)	10
875	Royal Bank of Scotland Group plc (m)	964
193	RSA Insurance Group plc (m)	429
52	SABMiller plc (m)	821
65	Sage Group plc (m)	183
6	Schroders plc (m)	76
51	Scottish & Southern Energy plc (m)	997

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
23	Segro plc (m)	106
26	Serco Group plc (m)	154
11	Severn Trent plc (m)	245
34	Shire Ltd. (m)	440
50	Smith & Nephew plc (m)	456
25	Smiths Group plc (m)	322
22	Stagecoach Group plc (m)	66
75	Standard Chartered plc (m)	1,235
129	Standard Life plc (m)	498
2	Stolt-Nielsen S.A. (c)	17
27	Tate & Lyle plc (m)	159
58	Taylor Wimpey plc (m)	9
431	Tesco plc (m)	2,360
32	Thomas Cook Group plc (m)	87
10	Thomson Reuters plc (m)	178
42	Tomkins plc (m)	77
25	TUI Travel plc (m)	76
38	Tullow Oil plc (m)	327
69	Unilever plc (m)	1,552
11	United Business Media Ltd. (m)	73
37	United Utilities Group plc (m)	417
5	Vedanta Resources plc (m)	68
2,854	Vodafone Group plc (m)	5,491
11	Whitbread plc (m)	156
16	William Hill plc (m)	49
137	Wm Morrison Supermarkets plc (m)	585
34	Wolseley plc (m)	186
61	WPP Group plc (m)	363
		82,249
	Total Common Stocks (Cost $744,061)	746,193
	Investment Companies — 0.7%
70	iShares MSCI Germany Index Fund (c)	1,290
183	iShares MSCI Pacific ex-Japan Index Fund (c)	4,838
	Total Investment Companies (Cost $7,434)	6,128
	Preferred Stocks — 0.8%
	Brazil — 0.3%
34	Aracruz Celulose S.A., Class B	41
25	Banco Bradesco S.A. (m)	288
65	Banco Itau Holding Financeira S.A.	701
15	Cia Energetica de Minas Gerais (m)	228
29	Cia Vale do Rio Doce, Class A (m)	337
37	Petroleo Brasileiro S.A. (m)	397
20	Tele Norte Leste Participacoes S.A. (m)	269
		2,261
	Germany — 0.5%
12	Fresenius SE (m)	737
29	Henkel AG & Co. KGaA (m)	834
13	Porsche Automobil Holding SE (c)	1,140
16	ProSiebenSat.1 Media AG (c)	46
7	RWE AG (m)	423
14	Volkswagen AG (m)	871
		4,051
	Italy — 0.0% (g)
210	Unipol Gruppo Finanziario S.p.A. (m)	230
	Japan — 0.0% (g)
2	Ito En Ltd. (m)	23
	Total Preferred Stocks (Cost $4,887)	6,565
	Total Long-Term Investments (Cost $756,382)	758,886

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.1% (a)
	Australia — 0.0% (g)
31	Goodman Group, expiring 11/21/08	1
	Brazil — 0.0%
11	Rio Bond Right, expiring 12/31/09	—
	France — 0.1%
99	Suez Environment Co., expiring 11/19/08	454
	Japan — 0.0%
24	Dowa Mining Co., Ltd., expiring 01/29/10	—
	Total Rights (Cost $534)	455

SHARES
Short-Term Investment — 3.0%
Investment Company — 3.0%
24,103	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $24,103)	24,103

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 10.3%
	Certificate of Deposit — 0.8%
7,000	Calyon, New York, VAR, 1.15%, 03/15/10	6,647

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 9.5%
77,717	JPMorgan Prime Money Market Fund, Capital Shares (b)	77,717
	Total Investments of Cash Collateral for Securities on Loan (Cost $84,715)	84,364
	Total Investments — 106.3% (Cost $865,734)	867,808
	Liabilities in Excess of Other Assets — (6.3)%	(51,411)
	NET ASSETS — 100.0%	$816,397

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	8.1
Pharmaceuticals	6.0
Electric Utilities	5.7
Diversified Telecommunication Services	5.4
Automobiles	5.1
Insurance	4.5
Metals & Mining	3.5
Chemicals	2.8
Food Products	2.2
Wireless Telecommunication Services	2.2
Food & Staples Retailing	2.1
Multi-Utilities	2.0
Industrial Conglomerates	1.7
Media	1.5
Beverages	1.5
Capital Markets	1.5
Machinery	1.4
Real Estate Management & Development	1.2
Diversified Financial Services	1.1
Electrical Equipment	1.1
Software	1.1
Household Durables	1.0
Short-Term Investments	3.1
Others (each less than 1.0%)	20.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
89	TOPIX	12/11/08	$7,716	$(1,372)
527	Dow Jones Euro STOXX 50 Index	12/19/08	17,410	(1,939)
82	FTSE 100 Index	12/19/08	5,778	(430)
				$(3,741)

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.7%
	Common Stocks — 96.7%
	Australia — 0.7%
59	Macquarie Group Ltd. (c)	1,164
29	Southern Pacific Petroleum N.L. (a) (m)	—	(h)
		1,164
	Austria — 0.7%
42	Intercell AG (a) (m)	1,163
	China — 2.2%
238	Anhui Conch Cement Co., Ltd., Class H (a) (m)	758
1,766	China Construction Bank Corp., Class H	876
632	China Merchants Bank Co., Ltd., Class H (m)	968
1,016	Parkson Retail Group Ltd. (m)	943
		3,545
	Finland — 2.1%
124	Nokia OYJ (m)	1,897
207	Ruukki Group OYJ	377
51	Sampo OYJ, Class A (m)	1,014
		3,288
	France — 16.0%
33	Alstom S.A. (m)	1,636
38	BNP Paribas (m)	2,718
36	Bouygues	1,517
56	Cie Generale de Geophysique-Veritas (a) (c)	906
43	Compagnie Generale des Etablissements Michelin, Class B (m)	2,192
57	GDF Suez (m)	2,529
60	Sanofi-Aventis S.A. (m)	3,820
23	Societe Generale	1,259
44	Sodexo	2,114
73	Total S.A. (m)	4,039
92	Vivendi (m)	2,417
		25,147
	Germany — 6.7%
61	Bayer AG (c)	3,366
44	Daimler AG (m)	1,503
84	E.ON AG (m)	3,141
51	Lanxess AG (m)	770
13	Muenchener Rueckversicherungs AG (m)	1,733
		10,513
	Greece — 0.4%
30	National Bank of Greece S.A. (m)	648
	Hong Kong — 0.6%
486	Li & Fung Ltd. (m)	975
	Italy — 1.2%
519	Intesa Sanpaolo S.p.A. (m)	1,901
	Japan — 19.5%
182	Chugai Pharmaceutical Co., Ltd. (m)	2,593
1	Japan Tobacco, Inc. (m)	2,625
68	JFE Holdings, Inc. (m)	1,740
484	Kubota Corp. (m)	2,429
120	Mitsubishi Corp. (m)	2,018
278	Mitsubishi Electric Corp. (m)	1,724
383	Mitsubishi UFJ Financial Group, Inc. (m)	2,407
115	Mitsui & Co., Ltd. (m)	1,114
10	Nintendo Co., Ltd. (m)	3,117
265	Nippon Sheet Glass Co., Ltd. (c)	867
41	Shin-Etsu Chemical Co., Ltd. (m)	2,164
124	Shiseido Co., Ltd. (c)	2,551
— (h)	Sumitomo Mitsui Financial Group, Inc. (m)	1,483
75	Toyota Motor Corp. (m)	2,929
41	Yakult Honsha Co., Ltd. (c)	1,029
		30,790
	Netherlands — 9.3%
117	ING Groep N.V. CVA (m)	1,096
238	Koninklijke KPN N.V. (m)	3,346
229	Royal Dutch Shell plc, Class A (m)	6,345
83	TNT N.V. (m)	1,760
86	Unilever N.V. CVA (m)	2,065
		14,612
	South Korea — 1.1%
59	Hana Financial Group, Inc. (m)	935
2	Samsung Electronics Co., Ltd. (m)	838
		1,773
	Spain — 3.7%
211	Banco Santander S.A. (m)	2,284
188	Telefonica S.A. (m)	3,480
		5,764
	Sweden — 1.9%
144	Atlas Copco AB, Class A (m)	1,205
48	Hennes & Mauritz AB, Class B (c)	1,720
		2,925
	Switzerland — 8.8%
61	Credit Suisse Group AG (m)	2,275
76	Nestle S.A. (m)	2,944
32	Roche Holding AG (m)	4,853
117	UBS AG (a) (m)	1,988
9	Zurich Financial Services AG (m)	1,785
		13,845

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Taiwan — 2.2%
244	HON HAI Precision Industry Co., Ltd., GDR (m)	1,193
269	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,218
		3,411
	United Kingdom — 19.6%
297	BAE Systems plc (m)	1,672
228	BG Group plc (m)	3,360
157	BHP Billiton plc (m)	2,668
700	BT Group plc (m)	1,316
163	Cadbury plc (m)	1,496
302	HSBC Holdings plc (m)	3,579
123	Imperial Tobacco Group plc (m)	3,288
106	Intercontinental Hotels Group plc (m)	902
389	International Power plc (m)	1,392
328	Premier Farnell plc (m)	688
64	Reckitt Benckiser Group plc (m)	2,718
324	Royal Bank of Scotland Group plc (m)	358
79	Shire Ltd. (m)	1,032
515	Tesco plc (m)	2,819
231	TUI Travel plc (m)	704
811	Vodafone Group plc (m)	1,560
317	Wm Morrison Supermarkets plc (m)	1,352
		30,904
	Total Long-Term Investments (Cost $209,541)	152,368
Short-Term Investment — 3.6%
	Investment Company — 3.6%
5,700	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $5,700)	5,700
Investments of Cash Collateral for Securities on Loan — 5.0%
	Investment Company — 5.0%
7,895	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $7,895)	7,895
	Total Investments — 105.3% (Cost $223,136)	165,963
	Liabilities in Excess of Other Assets — (5.3)%	(8,404)
	NET ASSETS — 100.0%	$157,559

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	Percentage
Commercial Banks	12.3%
Pharmaceuticals	9.9
Oil, Gas & Consumable Fuels	8.7
Diversified Telecommunication Services	5.2
Food Products	4.8
Tobacco	3.7
Capital Markets	3.4
Insurance	2.9
Automobiles	2.8
Metals & Mining	2.8
Food & Staples Retailing	2.6
Hotels, Restaurants & Leisure	2.4
Machinery	2.3
Electrical Equipment	2.1
Electric Utilities	2.0
Trading Companies & Distributors	2.0
Software	2.0
Semiconductors & Semiconductor Equipment	1.9
Chemicals	1.9
Household Products	1.7
Personal Products	1.6
Multi-Utilities	1.6
Media	1.5
Auto Components	1.4
Communications Equipment	1.2
Electronic Equipment, Instruments & Components	1.2
Air Freight & Logistics	1.1
Specialty Retail	1.1
Aerospace & Defense	1.1
Wireless Telecommunication Services	1.0
Construction & Engineering	1.0
Short-Term Investments	3.6
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
15,041,764	AUD	11/10/08	$13,191		$9,990		$(3,201)
2,856,432	CHF	11/10/08	2,655		2,463		(192)
14,998,089	EUR	11/10/08	20,602		19,112		(1,490)
639,126	EUR
1,282,277	for AUD	11/10/08	852	#	814	#	(38)
7,059,398	GBP	11/10/08	12,408		11,357		(1,051)
20,769,920	HKD	11/10/08	2,663		2,680		17
1,485,743,401	JPY	11/10/08	14,517		15,085		568
134,472,332	JPY
7,907,346	for SEK	11/10/08	1,019	#	1,366	#	347
12,140,709	NOK	11/10/08	2,275		1,802		(473)
30,926,014	SEK	11/10/08	4,957		3,985		(972)
4,925,877	SGD	11/10/08	3,482		3,322		(160)
1,050,964	EUR	02/10/09	1,375		1,336		(39)
			$79,996		$73,312		$(6,684)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,704,025	AUD	11/10/08	$1,450	$1,132	$318
3,607,076	CHF	11/10/08	3,264	3,111	153
25,550,854	EUR	11/10/08	36,853	32,559	4,294
7,219,338	GBP	11/10/08	12,891	11,614	1,277
12,918,386	HKD	11/10/08	1,664	1,667	(3)
968,139,257	JPY	11/10/08	9,183	9,830	(647)
2,485,773	NOK	11/10/08	434	369	65
20,568,059	SEK	11/10/08	3,035	2,650	385
2,490,179	SGD	11/10/08	1,786	1,679	107
6,475,000	HKD	02/10/09	835	835	— (h)
195,230,801	JPY	02/10/09	1,995	1,991	4
2,916,858	NOK	02/10/09	434	430	4
			$73,824	$67,867	$5,957

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/08 of the currency being sold, and the value at 10/31/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.7%
	Common Stocks — 95.7%
	Australia — 0.8%
543	Australia & New Zealand Banking Group Ltd. (m)	6,364
	China — 1.1%
8,898	China Construction Bank Corp., Class H	4,414
3,120	China Merchants Bank Co., Ltd., Class H (m)	4,779
		9,193
	Finland — 1.5%
272	Nokia OYJ (m)	4,171
1,576	Ruukki Group OYJ (c)	2,868
263	Sampo OYJ, Class A (m)	5,263
		12,302
	France — 20.1%
107	Alstom S.A. (m)	5,289
303	BNP Paribas (m)	21,852
189	Bouygues	8,043
208	Compagnie Generale des Etablissements Michelin, Class B (m)	10,683
553	GDF Suez (m)	24,631
342	Sanofi-Aventis S.A. (m)	21,649
165	Societe Generale (c)	8,983
197	Sodexo	9,475
671	Total S.A. (m)	36,891
596	Vivendi (m)	15,588
		163,084
	Germany — 8.0%
130	Allianz SE (m)	9,555
248	Bayer AG (c)	13,587
349	Daimler AG (m)	11,839
388	E.ON AG (m)	14,535
254	Lanxess AG (m)	3,840
86	Muenchener Rueckversicherungs AG (m)	11,216
		64,572
	Greece — 1.0%
247	National Bank of Greece S.A. (m)	5,437
16	Sidenor Steel Products Manufacturing Co. S.A.	69
665	Sidenor Steel Products Manufacturing Co. S.A. (m)	2,938
		8,444
	Hong Kong — 1.0%
932	Sun Hung Kai Properties Ltd. (m)	8,165
	Italy — 2.1%
4,666	Intesa Sanpaolo S.p.A. (m)	17,076
	Japan — 18.1%
934	Daiwa Securities Group, Inc. (m)	5,280
5	Japan Tobacco, Inc. (m)	18,246
349	JFE Holdings, Inc. (m)	8,902
289	Kao Corp. (c)	8,451
1,856	Kubota Corp. (m)	9,316
1,793	Marubeni Corp. (m)	6,966
635	Mitsubishi Corp. (m)	10,644
1,657	Mitsubishi Electric Corp. (m)	10,272
1,624	Mitsubishi UFJ Financial Group, Inc. (m)	10,205
43	Nintendo Co., Ltd. (m)	13,913
1	Nippon Sheet Glass Co., Ltd. (c)	2
2	Nippon Telegraph & Telephone Corp. (m)	6,680
220	Shin-Etsu Chemical Co., Ltd. (m)	11,667
1	Sumitomo Mitsui Financial Group, Inc. (m)	4,570
557	Toyota Motor Corp. (m)	21,740
		146,854
	Netherlands — 9.3%
933	Aegon N.V. (m)	3,878
505	ING Groep N.V. CVA (m)	4,733
885	Koninklijke KPN N.V. (m)	12,458
1,574	Royal Dutch Shell plc, Class A (m)	43,256
471	Unilever N.V. CVA (m)	11,353
		75,678
	South Korea — 1.3%
425	Hana Financial Group, Inc. (m)	6,745
10	Samsung Electronics Co., Ltd. (m)	4,053
		10,798
	Spain — 4.0%
1,945	Banco Santander S.A. (m)	21,032
549	Iberdrola S.A. (m)	3,970
408	Telefonica S.A. (m)	7,550
		32,552
	Sweden — 0.8%
746	Atlas Copco AB, Class A (m)	6,256
	Switzerland — 8.7%
600	Credit Suisse Group AG (m)	22,453
85	Roche Holding AG (m)	13,045
1,226	UBS AG (a) (m)	20,804
70	Zurich Financial Services AG (m)	14,128
		70,430
	Taiwan — 1.9%
2,029	HON HAI Precision Industry Co., Ltd. (m)	4,898

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Taiwan — Continued
1,256	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	10,373
		15,271
	United Kingdom — 16.0%
1,985	Afren plc (a) (m)	1,523
1,521	BAE Systems plc (m)	8,550
396	BHP Billiton plc (m)	6,723
3,499	BP plc (m)	28,519
1,063	Britvic plc (m)	3,903
3,723	BT Group plc (m)	6,996
2,542	HSBC Holdings plc (m)	30,111
414	Imperial Tobacco Group plc (m)	11,092
2,073	International Power plc (m)	7,416
3,289	Royal Bank of Scotland Group plc (m)	3,622
1,230	TUI Travel plc (m)	3,755
9,386	Vodafone Group plc (m)	18,055
		130,265
	Total Long-Term Investments (Cost $1,127,095)	777,304

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.7%
	Investment Company — 4.7%
38,308	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $38,308)	38,308
Investments of Cash Collateral for Securities on Loan — 1.5%
	Investment Company — 1.5%
12,364	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $12,364)	12,364
	Total Investments — 101.9% (Cost $1,177,767)	827,976
	Liabilities in Excess of Other Assets — (1.9)%	(15,101)
	NET ASSETS — 100.0%	$812,875

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	Percentage
Commercial Banks	17.8%
Oil, Gas & Consumable Fuels	13.5
Capital Markets	6.0
Pharmaceuticals	5.9
Insurance	5.4
Diversified Telecommunication Services	4.1
Automobiles	4.1
Tobacco	3.6
Multi-Utilities	3.0
Metals & Mining	2.3
Electric Utilities	2.3
Wireless Telecommunication Services	2.2
Trading Companies & Distributors	2.2
Media	1.9
Machinery	1.9%
Electrical Equipment	1.9
Chemicals	1.9
Semiconductors & Semiconductor Equipment	1.8
Software	1.7
Hotels, Restaurants & Leisure	1.6
Food Products	1.4
Auto Components	1.3
Aerospace & Defense	1.0
Household Products	1.0
Real Estate Management & Development	1.0
Construction & Engineering	1.0
Short-Term Investments	4.7
Others (each less than 1.0%)	3.5

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
25	TOPIX	12/11/08	$2,167	$2
160	Dow Jones Euro STOXX 50 Index	12/19/08	5,286	151
40	FTSE 100 Index	12/19/08	2,819	81
				$234

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
84,329,504	AUD	11/28/08	$71,383		$55,906		$(15,477)
14,382,849	CHF	11/28/08	12,662		12,406		(256)
14,114,276	DKK	11/28/08	2,793		2,411		(382)
66,574,887	EUR	11/28/08	90,218		84,778		(5,440)
4,413,658	EUR
42,896,344	for SEK	11/28/08	5,524	#	5,620	#	96
17,946,199	GBP	11/28/08	32,285		28,839		(3,446)
11,041,334	GBP
1,929,197,073	for JPY	11/28/08	19,601	#	17,743	#	(1,858)
94,435,368	HKD	11/28/08	12,118		12,185		67
9,540,000	ILS	11/28/08	2,786		2,565		(221)
10,060,620,439	JPY	11/28/08	95,174		102,215		7,041
862,004,022	JPY
6,871,252	for EUR	11/28/08	8,750	#	8,758	#	8
63,121,598	NOK	11/28/08	11,692		9,354		(2,338)
190,031,518	SEK	11/28/08	29,938		24,470		(5,468)
7,219,095	SGD	11/28/08	5,148		4,871		(277)
7,035,604	SGD
473,107,102	for JPY	11/28/08	4,807	#	4,747	#	(60)
			$404,879		$376,868		$(28,011)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
20,183,267	AUD	11/28/08	$15,672	$13,380	$2,292
55,790,620	CHF	11/28/08	50,533	48,121	2,412
112,853,440	EUR	11/28/08	161,398	143,711	17,687
31,705,626	GBP	11/28/08	56,285	50,949	5,336
74,229,147	HKD	11/28/08	9,563	9,578	(15)
9,540,000	ILS	11/28/08	2,729	2,565	164
3,465,537,722	JPY	11/28/08	33,245	35,210	(1,965)
17,930,765	NOK	11/28/08	3,101	2,657	444
68,475,867	SEK	11/28/08	10,245	8,818	1,427
			$342,771	$314,989	$27,782

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/08 of the currency being sold, and the value at 10/31/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.1%
	Common Stocks — 100.3%
	Australia — 3.1%
181	AGL Energy Ltd. (m)	1,702
179	Bank of Queensland Ltd. (m)	1,600
603	BHP Billiton Ltd. (m)	11,593
125	Commonwealth Bank of Australia (m)	3,404
149	Westpac Banking Corp.	2,049
		20,348
	Brazil — 0.4%
179	Companhia Vale do Rio Doce, ADR (m)	2,343
	China — 1.0%
1,274	China Merchants Bank Co., Ltd., Class H (m)	1,952
1,124	China Petroleum & Chemical Corp., Class H	730
666	China Shenhua Energy Co., Ltd., Class H	1,263
5,739	Industrial & Commercial Bank of China, Class H (m)	2,700
		6,645
	Denmark — 0.6%
112	Danske Bank A/S (m)	1,651
48	Novo Nordisk A/S, Class B (m)	2,596
		4,247
	Egypt — 0.2%
17	Orascom Construction Industries, GDR (m)	1,164
	Finland — 2.0%
72	Fortum OYJ (m)	1,771
95	Konecranes OYJ (m)	1,609
50	Metso OYJ (m)	662
463	Nokia OYJ (m)	7,085
67	Wartsila OYJ	1,688
		12,815
	France — 10.8%
27	Alstom S.A. (m)	1,358
151	AXA S.A. (m)	2,885
100	BNP Paribas (m)	7,192
63	Bouygues	2,667
41	Cap Gemini S.A.	1,323
21	Casino Guichard Perrachon S.A. (m)	1,464
27	CNP Assurances (m)	2,193
29	Compagnie Generale des Etablissements Michelin, Class B (m)	1,489
158	France Telecom S.A. (m)	3,981
100	GDF Suez (m)	4,444
39	Groupe Danone (m)	2,163
26	Lafarge S.A. (m)	1,712
20	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,353
24	Pernod-Ricard S.A.	1,541
31	PPR (m)	1,951
38	Renault S.A. (m)	1,168
95	Sanofi-Aventis S.A. (m)	6,003
139	SCOR SE (m)	2,275
70	Societe Generale	3,823
36	Suez Environment S.A. (a) (m)	691
212	Total S.A. (m)	11,683
35	UBISOFT Entertainment (a) (m)	1,864
14	Vallourec (m)	1,584
13	Vilmorin & Cie (m)	1,247
101	Vivendi (m)	2,635
		70,689
	Germany — 7.5%
61	Adidas AG (m)	2,117
49	Allianz SE (m)	3,590
96	BASF SE (m)	3,170
86	Bayer AG	4,684
40	Bayerische Motoren Werke AG	1,023
123	Commerzbank AG (m)	1,306
55	Deutsche Bank AG (m)	2,063
254	Deutsche Telekom AG (m)	3,727
188	E.ON AG (m)	7,060
51	Hannover Rueckversicherung AG (m)	1,255
32	Linde AG	2,637
19	Muenchener Rueckversicherungs AG (m)	2,504
39	RWE AG (m)	3,156
19	Salzgitter AG (m)	1,250
85	SAP AG (m)	2,965
53	SGL Carbon AG (a) (m)	1,018
94	Siemens AG (m)	5,516
		49,041
	Greece — 0.7%
151	Alpha Bank AE (m)	2,200
188	Piraeus Bank S.A. (m)	2,383
		4,583
	Hong Kong — 2.8%
3,984	Chaoda Modern Agriculture (m)	2,807
253	Cheung Kong Holdings Ltd. (m)	2,429
407	China Mobile Ltd. (m)	3,583
2,801	CNOOC Ltd. (m)	2,300
401	Hutchison Whampoa Ltd. (m)	2,167
211	Jardine Strategic Holdings Ltd. (m)	2,513
331	Swire Pacific Ltd., Class A (m)	2,328
		18,127

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	India — 0.3%
34	Reliance Industries Ltd., GDR (e) (m)	1,883
	Israel — 0.4%
54	Teva Pharmaceutical Industries Ltd., ADR (m)	2,310
	Italy — 3.5%
908	Banca Monte dei Paschi di Siena S.p.A. (m)	1,763
422	Enel S.p.A.	2,825
250	ENI S.p.A. (m)	5,965
211	Fiat S.p.A.	1,673
1,107	Intesa Sanpaolo S.p.A. (m)	4,052
772	Terna Rete Elettrica Nazionale S.p.A. (m)	2,489
1,101	UniCredito Italiano S.p.A. (m)	2,695
650	Unipol Gruppo Finanziario S.p.A. (m)	1,152
		22,614
	Japan — 21.9%
121	Asahi Breweries Ltd. (m)	2,001
68	Astellas Pharma, Inc. (m)	2,723
161	Canon, Inc. (m)	5,648
73	Capcom Co., Ltd.	1,636
— (h)	Central Japan Railway Co. (m)	1,963
305	Daihatsu Motor Co., Ltd. (m)	2,258
— (h)	East Japan Railway Co. (m)	3,245
75	Hisamitsu Pharmaceutical Co., Inc. (m)	3,109
421	Hitachi Ltd. (m)	1,977
237	Honda Motor Co., Ltd. (m)	5,898
179	Hosiden Corp.	1,880
1	Japan Tobacco, Inc. (m)	3,558
889	Kajima Corp.	2,571
86	Kao Corp.	2,515
1	KDDI Corp. (m)	3,187
313	Kinden Corp. (m)	2,613
119	Komatsu Ltd. (m)	1,307
363	Kubota Corp. (m)	1,822
647	Marubeni Corp. (m)	2,514
472	Mazda Motor Corp. (m)	1,047
195	Mitsubishi Corp. (m)	3,267
416	Mitsubishi Electric Corp. (m)	2,579
214	Mitsubishi Tanabe Pharma Corp. (m)	2,252
908	Mitsubishi UFJ Financial Group, Inc. (m)	5,703
261	Mitsui & Co., Ltd. (m)	2,529
135	Mitsui Fudosan Co., Ltd. (m)	2,355
56	Murata Manufacturing Co., Ltd. (m)	1,930
43	Nidec Corp. (m)	2,291
87	Nikon Corp.	1,226
19	Nintendo Co., Ltd. (m)	6,008
1	Nippon Telegraph & Telephone Corp. (m)	4,587
143	Nissin Kogyo Co., Ltd. (m)	1,310
265	Nomura Holdings, Inc. (m)	2,510
2	NTT DoCoMo, Inc. (m)	3,289
171	Panasonic Corp.	2,754
195	Ricoh Co., Ltd. (m)	2,099
100	Seven & I Holdings Co., Ltd.	2,802
56	Shin-Etsu Chemical Co., Ltd. (m)	2,961
97	Shionogi & Co., Ltd. (m)	1,651
103	Shiseido Co., Ltd.	2,119
1	Sony Financial Holdings, Inc. (m)	2,504
421	Sumitomo Corp. (m)	3,700
872	Sumitomo Metal Industries Ltd. (m)	2,243
1	Sumitomo Mitsui Financial Group, Inc. (m)	3,937
71	Takeda Pharmaceutical Co., Ltd. (m)	3,538
297	Toyota Motor Corp. (m)	11,582
68	Tsumura & Co. (m)	1,727
173	Yamaguchi Financial Group, Inc. (m)	1,655
457	Yokohama Rubber Co. Ltd. (The) (m)	2,242
		142,822
	Luxembourg — 0.9%
118	ArcelorMittal (m)	3,059
9	Reinet Investments SCA (a) (m)	94
143	SES S.A. FDR (m)	2,580
		5,733
	Mexico — 0.3%
82	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	2,068
	Netherlands — 4.3%
271	ING Groep N.V. CVA (m)	2,545
42	Koninklijke DSM N.V. (m)	1,163
177	Koninklijke KPN N.V. (m)	2,489
136	Koninklijke Philips Electronics N.V. (m)	2,517
195	Reed Elsevier N.V.	2,606
563	Royal Dutch Shell plc, Class B (m)	15,267
101	Wolters Kluwer N.V. (m)	1,790
		28,377
	Norway — 0.8%
420	DnB NOR ASA (m)	2,435
101	StatoilHydro ASA (m)	2,029
179	Telenor ASA (m)	1,069
		5,533
	Portugal — 0.4%
741	Energias de Portugal S.A. (m)	2,523

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Singapore — 0.7%
1,627	Singapore Telecommunications Ltd. (m)	2,738
223	United Overseas Bank Ltd. (m)	2,016
		4,754
	South Korea — 0.4%
7	Samsung Electronics Co., Ltd. (m)	2,798
	Spain — 4.5%
12	Acciona S.A. (m)	1,109
353	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,101
699	Banco Santander S.A. (m)	7,561
104	Grifols S.A. (m)	2,076
330	Iberdrola S.A. (m)	2,389
83	Inditex S.A.	2,816
740	Mapfre S.A.	2,356
380	Telefonica S.A. (m)	7,043
		29,451
	Sweden — 0.3%
261	Alfa Laval AB	1,882
	Switzerland — 10.3%
247	ABB Ltd. (a) (m)	3,240
41	Actelion Ltd. (a)	2,151
67	Compagnie Financiere Richermont S.A., Class A (m)	1,410
151	Credit Suisse Group AG (m)	5,651
45	Holcim Ltd. (m)	2,539
76	Julius Baer Holding AG (m)	2,958
21	Lonza Group AG (m)	1,763
359	Nestle S.A. (m)	13,965
207	Novartis AG (m)	10,504
56	Roche Holding AG (m)	8,578
9	Swatch Group AG (m)	1,357
41	Swiss Reinsurance (m)	1,691
12	Syngenta AG (m)	2,335
230	UBS AG (a) (m)	3,897
102	Xstrata plc (m)	1,738
18	Zurich Financial Services AG (m)	3,594
		67,371
	Taiwan — 0.3%
275	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,274
	United Kingdom — 21.9%
245	3i Group plc (m)	2,139
515	Amlin plc (m)	2,639
125	AstraZeneca plc (m)	5,305
361	Aviva plc (m)	2,154
341	BAE Systems plc (m)	1,917
1,201	Barclays plc (m)	3,442
390	BG Group plc (m)	5,740
1,782	BP plc (m)	14,526
182	British American Tobacco plc (m)	4,983
206	British Energy Group plc (m)	2,461
286	Burberry Group plc (m)	1,272
58	Carnival plc (m)	1,276
336	Centrica plc (m)	1,650
864	Cobham plc (m)	2,625
350	Compass Group plc (m)	1,628
222	Drax Group plc (m)	2,064
235	Eurasian Natural Resources Corp. (m)	1,177
906	Game Group plc (m)	1,901
463	GlaxoSmithKline plc (m)	8,904
1,113	HSBC Holdings plc (m)	13,185
402	ICAP plc (m)	2,002
1,372	Kingfisher plc (m)	2,533
606	Man Group plc (m)	3,496
135	Pearson plc (m)	1,345
326	Playtech Ltd. (m)	1,815
313	Prudential plc (m)	1,573
57	Reckitt Benckiser Group plc (m)	2,392
154	Rio Tinto plc (m)	7,180
204	Rolls-Royce Group plc (a) (m)	1,080
1,182	Royal Bank of Scotland Group plc (m)	1,302
879	RSA Insurance Group plc (m)	1,956
76	Scottish & Southern Energy plc (m)	1,489
707	Stagecoach Group plc (m)	2,123
174	Standard Chartered plc (m)	2,870
871	Tesco plc (m)	4,773
210	Unilever plc (m)	4,712
205	Vedanta Resources plc (m)	2,834
5,340	Vodafone Group plc (m)	10,272
241	Weir Group plc (The) (m)	1,355
651	Wm Morrison Supermarkets plc (m)	2,773
325	WPP Group plc (m)	1,942
		142,805
	Total Common Stocks (Cost $899,737)	655,200

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Preferred Stocks — 0.8%
	Brazil — 0.4%
126	Petroleo Brasileiro S.A., ADR (m)	2,786
	Germany — 0.4%
27	Porsche Automobil Holding SE	2,396
	Total Preferred Stocks (Cost $6,679)	5,182
	Total Investments — 101.1% (Cost $906,416)	660,382
	Liabilities in Excess of Other Assets — (1.1)%	(7,160)
	NET ASSETS — 100.0%	$653,222

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	Percentage
Commercial Banks	13.2%
Oil, Gas & Consumable Fuels	9.7
Pharmaceuticals	9.7
Insurance	5.2
Metals & Mining	5.1
Automobiles	4.1
Diversified Telecommunication Services	3.9
Food Products	3.8
Capital Markets	3.7
Electric Utilities	3.7
Wireless Telecommunication Services	3.1
Software	2.2
Media	2.0
Industrial Conglomerates	1.9
Chemicals	1.9
Trading Companies & Distributors	1.8
Machinery	1.8
Food & Staples Retailing	1.8
Multi-Utilities	1.8
Construction & Engineering	1.4
Tobacco	1.3
Electrical Equipment	1.2
Office Electronics	1.2
Electronic Equipment & Instruments	1.2
Road & Rail	1.1
Specialty Retail	1.1
Real Estate Management & Development	1.1
Communications Equipment	1.1
Others (each less than 1.0%)	8.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan International Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

ADR	— American Depositary Receipt

AUD	— Australian Dollar

CHF	— Swiss Franc

CVA	— Dutch Certification

DKK	— Danish Krone

EUR	— Euro

FDR	— Foreign Depositary Receipt

GBP	— British Pound

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

ILS	— Israeli Shekel

JPY	— Japanese Yen

NOK	— Norwegian Krone

REIT	— Real Estate Investment Trust

RNC	— Risparmio Non-Convertible Savings Shares. These shares have no voting rights but receive a larger dividend than ordinary shares.

SEK	— Swedish Krone

SGD	— Singapore Dollar

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2008.

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Fair Valued Investment. The following are approximately the market value and percentage of the investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan) that are fair valued (amounts in thousands):

Fund	Value		Percentage
International Equity Fund	$—	(h)	—%(g)

In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$193,511	55.5%
International Equity Fund	432,907	90.9
International Equity Index Fund	730,131	93.2
International Opportunities Fund	150,150	95.0
International Value Fund	766,863	94.0
Intrepid International Fund	643,233	97.4

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by The Board of Trustees and may be difficult to sell.

(m)	— All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$318,513	$458,461	$765,988
Investments in affiliates, at value	38,256	29,894	101,820
Total investment securities, at value	356,769	488,355	867,808
Cash	211	381	206
Foreign currency, at value	497	16	5,994
Deposits with broker for foreign futures contracts	—	—	4,005
Receivables:
Investment securities sold	5,135	—	667
Fund shares sold	5,578	3,727	22,024
Interest and dividends	869	1,618	2,157
Tax reclaims	—	488	273
Variation margin on futures contracts	—	—	1,427
Total Assets	369,059	494,585	904,561

LIABILITIES:
Payables:
Investment securities purchased	17,659	—	669
Collateral for securities lending program	8,329	12,114	84,715
Fund shares redeemed	412	406	1,993
Accrued liabilities:
Investment advisory fees	289	247	383
Administration fees	32	55	83
Shareholder servicing fees	53	70	42
Distribution fees	15	39	32
Custodian and accounting fees	145	163	194
Trustees’ and Chief Compliance Officer’s fees	1	9	6
Other	49	473	47
Total Liabilities	26,984	13,576	88,164
Net Assets	$342,075	$481,009	$816,397

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$391,600	$308,105	$729,449
Accumulated undistributed (distributions in excess of) net investment income	7,062	(69)	24,577
Accumulated net realized gains (losses)	(25,236)	195,164	64,059
Net unrealized appreciation (depreciation)	(31,351)	(22,191)	(1,688)
Total Net Assets	$342,075	$481,009	$816,397

Net Assets:
Class A	$32,192	$87,531	$82,272
Class B	7,124	5,225	8,547
Class C	5,030	24,300	10,639
Class R5	—	86,640	—
Select Class	188,893	277,313	714,939
Institutional Class	108,836	—	—
Total	$342,075	$481,009	$816,397

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,543	4,788	5,055
Class B	572	290	565
Class C	405	1,356	674
Class R5	—	4,713	—
Select Class	14,709	15,085	43,618
Institutional Class	8,390	—	—

Net Asset Value:
Class A — Redemption price per share	$12.66	$18.28	$16.27
Class B — Offering price per share (a)	12.46	18.01	15.13
Class C — Offering price per share (a)	12.42	17.92	15.78
Class R5 — Offering price per share	—	18.38	—
Select Class — Offering and redemption price per share	12.84	18.38	16.39
Institutional Class — Offering and redemption price per share	12.97	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.36	$19.29	$17.17

Cost of investments in non-affiliates	$349,863	$480,682	$763,914
Cost of investments in affiliates	38,256	29,894	101,820
Cost of foreign currency	494	18	6,103
Value of securities on loan	8,120	11,401	79,905

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$152,368	$777,304	$660,382
Investments in affiliates, at value	13,595	50,672	—
Total investment securities, at value	165,963	827,976	660,382
Cash	176	140	—
Foreign currency, at value	50	871	156
Deposits with broker for foreign futures contracts	—	1,090	—
Receivables:
Investment securities sold	6,205	22,753	30,199
Fund shares sold	943	10,164	985
Interest and dividends	698	2,156	2,130
Tax reclaims	21	89	1,157
Variation margin on futures contracts	—	517	—
Unrealized appreciation on forward foreign currency exchange contracts	7,539	36,974	—
Total Assets	181,595	902,730	695,009

LIABILITIES:
Due to custodian	—	—	9,286
Payables:
Investment securities purchased	7,564	37,845	23,980
Collateral for securities lending program	7,895	12,364	—
Fund shares redeemed	91	1,642	7,532
Unrealized depreciation on forward foreign currency exchange contracts	8,266	37,203	—
Accrued liabilities:
Investment advisory fees	82	394	544
Administration fees	15	70	56
Shareholder servicing fees	13	143	134
Distribution fees	2	30	4
Custodian and accounting fees	39	115	189
Trustees’ and Chief Compliance Officer’s fees	3	1	1
Other	66	48	61
Total Liabilities	24,036	89,855	41,787
Net Assets	$157,559	$812,875	$653,222

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$278,277	$1,308,929	$1,227,450
Accumulated undistributed (distributions in excess of) net investment income	4,200	29,154	38,604
Accumulated net realized gains (losses)	(67,080)	(175,667)	(366,748)
Net unrealized appreciation (depreciation)	(57,838)	(349,541)	(246,084)
Total Net Assets	$157,559	$812,875	$653,222

Net Assets:
Class A	$6,700	$79,202	$13,027
Class B	879	7,321	—
Class C	87	12,159	1,773
Select Class	23,645	564,867	530,210
Institutional Class	126,248	149,326	108,212
Total	$157,559	$812,875	$653,222

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	673	7,678	964
Class B	89	724	—
Class C	9	1,211	133
Select Class	2,349	54,221	38,654
Institutional Class	12,468	14,259	7,862

Net Asset Value:
Class A — Redemption price per share	$9.95	$10.32	$13.51
Class B — Offering price per share (a)	9.83	10.12	—
Class C — Offering price per share (a)	9.77	10.04	13.37
Select Class — Offering and redemption price per share	10.07	10.42	13.72
Institutional Class — Offering and redemption price per share	10.13	10.47	13.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.50	$10.89	$14.26

Cost of investments in non-affiliates	$209,541	$1,127,095	$906,416
Cost of investments in affiliates	13,595	50,672	—
Cost of foreign currency	49	870	156
Value of securities on loan	7,646	12,419	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Dividend income	$15,253	$43,862	$53,621
Dividend income from affiliates (a)	748	1,106	377
Interest income from affiliates	20	155	104
Income from securities lending (net)	49	1,476	3,388
Foreign taxes withheld	(291)	(3,484)	(5,061)
Total investment income	15,779	43,115	52,429

EXPENSES:
Investment advisory fees	5,304	10,438	7,367
Administration fees	536	1,310	1,353
Distribution fees:
Class A	144	363	325
Class B	102	75	125
Class C	69	331	146
Shareholder servicing fees:
Class A	144	363	325
Class B	34	25	42
Class C	23	110	49
Class R5	—	45	—
Select Class	729	2,539	2,933
Institutional Class	159	—	—
Custodian and accounting fees	674	587	740
Interest expense	7	519	2
Professional fees	66	67	66
Trustees’ and Chief Compliance Officer’s fees	5	13	14
Printing and mailing costs	70	102	89
Registration and filing fees	65	54	60
Transfer agent fees	262	1,438	547
Other	17	32	39
Total expenses	8,410	18,411	14,222
Less amounts waived	(8)	(3,443)	(2,568)
Less earnings credits	(2)	(2)	— (b)
Net expenses	8,400	14,966	11,654
Net investment income (loss)	7,379	28,149	40,775

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments in non-affiliates	$(11,119)	$673,983	$73,103
Payment by affiliate (See Note 3)	—	27	20
Futures	—	555	(4,864)
Foreign currency transactions	242	(5,047)	(583)
Net realized gain (loss)	(10,877)	669,518	67,676
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(334,502)	(1,295,059)	(840,484)
Futures	—	—	(4,423)
Foreign currency translations	(20)	(33)	(218)
Change in net unrealized appreciation (depreciation)	(334,522)	(1,295,092)	(845,125)
Net realized/unrealized gains (losses)	(345,399)	(625,574)	(777,449)
Change in net assets resulting from operations	$(338,020)	$(597,425)	$(736,674)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008 (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income	$7,407		$44,814	$73,263
Dividend income from affiliates (a)	266		957	306
Interest income from affiliates	28		75	350
Income from securities lending (net)	311		1,976	—
Foreign taxes withheld	(706)		(4,351)	(5,146)
Total investment income	7,306		43,471	68,773

EXPENSES:
Investment advisory fees	1,298		6,578	15,439
Administration fees	219		1,110	1,834
Distribution fees:
Class A	27		272	51
Class B	13		92	—
Class C	1		132	30
Shareholder servicing fees:
Class A	27		272	51
Class B	4		31	—
Class C	—	(b)	44	10
Select Class	121		1,837	3,828
Institutional Class	155		223	261
Custodian and accounting fees	163		621	838
Interest expense	2		9	99
Professional fees	68		80	79
Trustees’ and Chief Compliance Officer’s fees	4		11	18
Printing and mailing costs	24		32	81
Registration and filing fees	59		75	55
Transfer agent fees	65		381	205
Other	11		35	45
Total expenses	2,261		11,835	22,924
Less amounts waived	(96)		(2)	(691)
Less earnings credits	—	(b)	—	(1)
Net expenses	2,165		11,833	22,232
Net investment income (loss)	5,141		31,638	46,541

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments in non-affiliates	$(22,697)	$(170,837)	$(346,635)
Futures	(1,786)	(2,812)	(14,839)
Foreign currency transactions	208	843	1,691
Net realized gain (loss)	(24,275)	(172,806)	(359,783)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(98,785)	(484,852)	(697,210)
Futures	—	234	—
Foreign currency translations	(902)	(2,773)	(124)
Change in net unrealized appreciation (depreciation)	(99,687)	(487,391)	(697,334)
Net realized/unrealized gains (losses)	(123,962)	(660,197)	(1,057,117)
Change in net assets resulting from operations	$(118,821)	$(628,559)	$(1,010,576)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,379	$1,649	$28,149	$57,716
Net realized gain (loss)	(10,877)	34,758	669,518	555,463
Change in net unrealized appreciation (depreciation)	(334,522)	198,670	(1,295,092)	138,960
Change in net assets resulting from operations	(338,020)	235,077	(597,425)	752,139

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(47)	(88)	(4,005)	(2,197)
From net realized gains	—	—	(37,456)	(6,336)
Class B
From net investment income	—	—	(225)	(134)
From net realized gains	—	—	(2,715)	(517)
Class C
From net investment income	—	(8)	(1,013)	(584)
From net realized gains	—	—	(12,085)	(2,041)
Class R5
From net investment income	—	—	(2,889)	(946)
From net realized gains	—	—	(15,440)	(1,487)
Select Class
From net investment income	(544)	(1,389)	(23,542)	(55,039)
From net realized gains	—	—	(482,248)	(176,774)
Institutional Class
From net investment income	(644)	(647)	—	—
Total distributions to shareholders	(1,235)	(2,132)	(581,618)	(246,055)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	58,432	(2,228)	(1,874,295)	(1,299,200)

NET ASSETS:
Change in net assets	(280,823)	230,717	(3,053,338)	(793,116)
Beginning of period	622,898	392,181	3,534,347	4,327,463
End of period	$342,075	$622,898	$481,009	$3,534,347
Accumulated undistributed (distributions in excess of) net investment income	$7,062	$676	$(69)	$6,886

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,775	$30,234	$5,141	$3,574
Net realized gain (loss)	67,676	86,330	(24,275)	24,298
Change in net unrealized appreciation (depreciation)	(845,125)	285,707	(99,687)	12,168
Change in net assets resulting from operations	(736,674)	402,271	(118,821)	40,040

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,659)	(2,085)	(195)	(124)
From net realized gains	(7,154)	(597)	—	—
Class B
From net investment income	(275)	(302)	(26)	(10)
From net realized gains	(1,155)	(129)	—	—
Class C
From net investment income	(327)	(203)	(2)	— (a)
From net realized gains	(1,255)	(85)	—	— (a)
Select Class
From net investment income	(30,904)	(27,192)	(1,046)	(722)
From net realized gains	(75,872)	(7,136)	—	—
Institutional Class
From net investment income	—	—	(3,191)	(1,268)
Total distributions to shareholders	(119,601)	(37,729)	(4,460)	(2,124)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(97,337)	35,629	47,014	50,514

NET ASSETS:
Change in net assets	(953,612)	400,171	(76,267)	88,430
Beginning of period	1,770,009	1,369,838	233,826	145,396
End of period	$816,397	$1,770,009	$157,559	$233,826
Accumulated undistributed (distributions in excess of) net investment income	$24,577	$20,350	$4,200	$2,993

(a)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,638	$10,554	$46,541	$19,371
Net realized gain (loss)	(172,806)	51,317	(359,783)	39,112
Change in net unrealized appreciation (depreciation)	(487,391)	92,685	(697,334)	350,095
Change in net assets resulting from operations	(628,559)	154,556	(1,010,576)	408,578

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,314)	(309)	(225)	(62)
From net realized gains	(5,595)	—	(369)	—
Class B
From net investment income	(95)	(68)	—	—
From net realized gains	(724)	—	—	—
Class C
From net investment income	(159)	(51)	(29)	(14)
From net realized gains	(911)	—	(75)	—
Select Class
From net investment income	(8,938)	(3,635)	(19,891)	(7,852)
From net realized gains	(34,984)	—	(27,841)	—
Institutional Class
From net investment income	(2,853)	(743)	(4,330)	(1,675)
From net realized gains	(10,233)	—	(5,152)	—
Total distributions to shareholders	(65,806)	(4,806)	(57,912)	(9,603)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	435,741	577,600	(642,933)	933,333

NET ASSETS:
Change in net assets	(258,624)	727,350	(1,711,421)	1,332,308
Beginning of period	1,071,499	344,149	2,364,643	1,032,335
End of period	$812,875	$1,071,499	$653,222	$2,364,643
Accumulated undistributed (distributions in excess of) net investment income	$29,154	$10,033	$38,604	$17,708

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$31,194	$30,072	$53,024	$62,632
Dividends and distributions reinvested	43	78	30,051	5,667
Cost of shares redeemed	(25,023)	(12,387)	(63,233)	(48,781)
Redemption fees	6	2	8	5
Change in net assets from Class A capital transactions	$6,220	$17,765	$19,850	$19,523

Class B
Proceeds from shares issued	$4,475	$4,689	$2,007	$2,496
Dividends and distributions reinvested	—	—	2,270	511
Cost of shares redeemed	(4,468)	(3,483)	(4,536)	(3,070)
Redemption fees	2	1	1	— (a)
Change in net assets from Class B capital transactions	$9	$1,207	$(258)	$(63)

Class C
Proceeds from shares issued	$4,759	$6,299	$12,417	$17,452
Dividends and distributions reinvested	—	8	5,925	989
Cost of shares redeemed	(3,501)	(1,216)	(19,965)	(10,338)
Redemption fees	1	— (a)	2	2
Change in net assets from Class C capital transactions	$1,259	$5,091	$(1,621)	$8,105

Class R5
Proceeds from shares issued	$—	$—	$78,646	$51,775
Dividends and distributions reinvested	—	—	18,329	2,433
Cost of shares redeemed	—	—	(15,721)	(15,543)
Redemption fees	—	—	4	2
Change in net assets from Class R5 capital transactions	$—	$—	$81,258	$38,667

Select Class
Proceeds from shares issued	$125,404	$90,033	$325,222	$328,131
Dividends and distributions reinvested	241	301	236,398	61,145
Cost of shares redeemed	(90,758)	(152,233)	(2,535,196)	(1,754,823)
Redemption fees	33	15	52	115
Change in net assets from Select Class capital transactions	$34,920	$(61,884)	$(1,973,524)	$(1,365,432)

Institutional Class
Proceeds from shares issued	$58,239	$62,787	$—	$—
Dividends and distributions reinvested	488	506	—	—
Cost of shares redeemed	(42,722)	(27,707)	—	—
Redemption fees	19	7	—	—
Change in net assets from Institutional Class capital transactions	$16,024	$35,593	$—	$—

Total change in net assets from capital transactions	$58,432	$(2,228)	$(1,874,295)	$(1,299,200)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	1,439	1,426	1,841	1,609
Reinvested	2	4	940	149
Redeemed	(1,281)	(613)	(2,261)	(1,248)
Change in Class A Shares	160	817	520	510

Class B
Issued	197	228	67	64
Reinvested	—	—	72	14
Redeemed	(220)	(175)	(163)	(79)
Change in Class B Shares	(23)	53	(24)	(1)

Class C
Issued	211	310	414	452
Reinvested	—	— (a)	188	27
Redeemed	(175)	(58)	(701)	(266)
Change in Class C Shares	36	252	(99)	213

Class R5
Issued	—	—	2,907	1,311
Reinvested	—	—	575	63
Redeemed	—	—	(555)	(399)
Change in Class R5 Shares	—	—	2,927	975

Select Class
Issued	6,162	4,502	10,967	8,465
Reinvested	10	17	7,308	1,609
Redeemed	(4,340)	(7,503)	(78,150)	(44,029)
Change in Select Class Shares	1,832	(2,984)	(59,875)	(33,955)

Institutional Class
Issued	3,066	3,027	—	—
Reinvested	20	28	—	—
Redeemed	(1,930)	(1,304)	—	—
Change in Institutional Class Shares	1,156	1,751	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,718	$60,234	$1,276	$2,533
Dividends and distributions reinvested	8,538	2,333	181	117
Cost of shares redeemed	(45,100)	(41,788)	(2,034)	(3,173)
Redemption fees	4	3	— (a)	—	(a)
Change in net assets from Class A capital transactions	$27,160	$20,782	$(577)	$(523)

Class B
Proceeds from shares issued	$3,471	$5,668	$556	$713
Dividends and distributions reinvested	1,302	399	24	10
Cost of shares redeemed	(7,365)	(9,450)	(834)	(438)
Redemption fees	1	1	— (a)	—	(a)
Change in net assets from Class B capital transactions	$(2,591)	$(3,382)	$(254)	$285

Class C
Proceeds from shares issued	$7,334	$9,844	$162	$74	(b)
Dividends and distributions reinvested	1,229	248	2	—	(b)
Cost of shares redeemed	(8,829)	(4,558)	(93)	—	(b)
Redemption fees	1	1	— (a)	—	(b)
Change in net assets from Class C capital transactions	$(265)	$5,535	$71	$74

Select Class
Proceeds from shares issued	$290,507	$249,754	$224	$4,402
Dividends and distributions reinvested	28,792	2,692	724	538
Cost of shares redeemed	(440,981)	(239,792)	(15,964)	(8,613)
Redemption fees	41	40	— (a)	1
Change in net assets from Select Class capital transactions	$(121,641)	$12,694	$(15,016)	$(3,672)

Institutional Class
Proceeds from shares issued	$—	$—	$88,138	$76,339
Dividends and distributions reinvested	—	—	2,011	736
Cost of shares redeemed	—	—	(27,360)	(22,727)
Redemption fees	—	—	1	2
Change in net assets from Institutional Class capital transactions	$—	$—	$62,790	$54,350

Total change in net assets from capital transactions	$(97,337)	$35,629	$47,014	$50,514

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	2,363	2,051	80	153
Reinvested	297	85	11	7
Redeemed	(1,788)	(1,400)	(138)	(190)
Change in Class A Shares	872	736	(47)	(30)

Class B
Issued	138	205	34	43
Reinvested	48	15	1	— (a)
Redeemed	(315)	(336)	(57)	(26)
Change in Class B Shares	(129)	(116)	(22)	17

Class C
Issued	279	340	11	4 (b)
Reinvested	44	9	— (a)	— (b)
Redeemed	(374)	(159)	(6)	— (b)
Change in Class C Shares	(51)	190	5	4

Select Class
Issued	12,467	8,483	14	267
Reinvested	990	95	43	34
Redeemed	(16,933)	(7,925)	(1,141)	(512)
Change in Select Class Shares	(3,476)	653	(1,084)	(211)

Institutional Class
Issued	—	—	5,955	4,493
Reinvested	—	—	119	46
Redeemed	—	—	(1,866)	(1,360)
Change in Institutional Class Shares	—	—	4,208	3,179

(a)	Amount rounds to less than 1,000.

(b)	Commencement of offering class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$119,838	$84,842	$10,033	$17,052
Dividends and distributions reinvested	4,726	207	539	55
Cost of shares redeemed	(77,440)	(15,219)	(9,054)	(9,192)
Redemption fees	11	7	— (a)	— (a)
Change in net assets from Class A capital transactions	$47,135	$69,837	$1,518	$7,915

Class B
Proceeds from shares issued	$2,920	$6,066	$—	$—
Dividends and distributions reinvested	664	56	—	—
Cost of shares redeemed	(2,965)	(1,761)	—	—
Redemption fees	1	1	—	—
Change in net assets from Class B capital transactions	$620	$4,362	$—	$—

Class C
Proceeds from shares issued	$13,825	$14,422	$1,403	$3,184
Dividends and distributions reinvested	621	27	56	6
Cost of shares redeemed	(8,380)	(972)	(2,143)	(564)
Redemption fees	2	1	— (a)	— (a)
Change in net assets from Class C capital transactions	$6,068	$13,478	$(684)	$2,626

Select Class
Proceeds from shares issued	$549,852	$497,184	$420,420	$1,395,575
Dividends and distributions reinvested	4,897	473	4,810	533
Cost of shares redeemed	(262,685)	(134,270)	(968,184)	(281,368)
Redemption fees	77	53	45	34
Change in net assets from Select Class capital transactions	$292,141	$363,440	$(542,909)	$1,114,774

Institutional Class
Proceeds from shares issued	$159,106	$146,326	$37,986	$201,810
Dividends and distributions reinvested	2,641	410	3,031	234
Cost of shares redeemed	(71,993)	(20,263)	(141,883)	(394,032)
Redemption fees	23	10	8	6
Change in net assets from Institutional Class capital transactions	$89,777	$126,483	$(100,858)	$(191,982)

Total change in net assets from capital transactions	$435,741	$577,600	$(642,933)	$933,333

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	7,429	4,510	487	696
Reinvested	264	12	21	3
Redeemed	(5,112)	(807)	(442)	(393)
Change in Class A Shares	2,581	3,715	66	306

Class B
Issued	173	330	—	—
Reinvested	38	3	—	—
Redeemed	(201)	(95)	—	—
Change in Class B Shares	10	238	—	—

Class C
Issued	876	792	59	132
Reinvested	36	1	2	— (a)
Redeemed	(545)	(52)	(106)	(24)
Change in Class C Shares	367	741	(45)	108

Select Class
Issued	36,500	26,221	18,177	57,785
Reinvested	272	27	197	23
Redeemed	(17,406)	(6,901)	(50,056)	(11,098)
Change in Select Class Shares	19,366	19,347	(31,682)	46,710

Institutional Class
Issued	9,303	7,446	1,623	8,107
Reinvested	146	23	123	11
Redeemed	(4,713)	(1,021)	(7,012)	(17,438)
Change in Institutional Class Shares	4,736	6,448	(5,266)	(9,320)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2008	$26.19	$0.27		$(13.78)	$(13.51)	$(0.02)	$—	(g)
Year Ended October 31, 2007	16.42	0.02	(f)	9.80	9.82	(0.05)	—	(g)
Year Ended October 31, 2006	12.23	0.05	(f)	4.16	4.21	(0.02)	—	(g)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(g)
Year Ended October 31, 2004	7.49	0.05	(f)	2.06	2.11	(0.10)	—

Class B
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(g)
Year Ended October 31, 2007	16.26	(0.08	)(f)	9.71	9.63	—	—	(g)
Year Ended October 31, 2006	12.14	(0.02	)(f)	4.14	4.12	—	—	(g)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(g)
Year Ended October 31, 2004	7.45	0.03	(f)	2.02	2.05	(0.06)	—

Class C
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(g)
Year Ended October 31, 2007	16.26	(0.08	)(f)	9.68	9.60	(0.06)	—	(g)
February 28, 2006 (e) through October 31, 2006	15.21	(0.05	)(f)	1.10	1.05	—	—	(g)

Select Class
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(g)
Year Ended October 31, 2007	16.62	0.07	(f)	9.94	10.01	(0.09)	—	(g)
Year Ended October 31, 2006	12.36	0.09	(f)	4.21	4.30	(0.04)	—	(g)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(g)
Year Ended October 31, 2004	7.53	0.08	(f)	2.06	2.14	(0.09)	—

Institutional Class
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(g)
Year Ended October 31, 2007	16.79	0.11	(f)	10.01	10.12	(0.11)	—	(g)
Year Ended October 31, 2006	12.47	0.12	(f)	4.25	4.37	(0.05)	—	(g)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(g)
Year Ended October 31, 2004	7.59	0.11	(f)	2.07	2.18	(0.11)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$12.66	(51.62)%	$32,192	1.82%	1.17%	1.82%		19%
26.19	59.98	62,409	1.82	0.11	1.82		26
16.42	34.50	25,722	1.88	0.36	1.88		4
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118

12.46	(51.87)	7,124	2.32	0.67	2.32		19
25.89	59.23	15,402	2.32	(0.40)	2.32		26
16.26	33.94	8,812	2.37	(0.14)	2.38		4
12.14	28.81	3,108	2.39	(0.18)	2.53		149
9.44	27.68	302	2.50	0.31	6.52	(h)	118

12.42	(51.86)	5,030	2.32	0.68	2.32		19
25.80	59.17	9,519	2.32	(0.38)	2.32		26
16.26	6.90	1,903	2.45	(0.48)	2.46		4

12.84	(51.53)	188,893	1.57	1.43	1.57		19
26.54	60.45	341,701	1.57	0.34	1.57		26
16.62	34.85	263,684	1.62	0.60	1.62		4
12.36	29.77	127,937	1.64	0.51	1.69		149
9.58	28.72	32,733	1.75	0.96	2.13		118

12.97	(51.44)	108,836	1.42	1.52	1.42		19
26.80	60.59	193,867	1.42	0.51	1.42		26
16.79	35.14	92,060	1.43	0.77	1.47		4
12.47	30.08	61,981	1.45	0.75	1.53		149
9.66	29.08	49,660	1.45	1.28	1.88		118

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2008	$42.57	$0.67	(f)	$(15.42)	$(14.75)	$(0.79)	$(8.75)	$(9.54)	$—	(g)
Year Ended October 31, 2007	37.52	0.47	(f)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(g)
Year Ended October 31, 2006	30.82	0.38	(f)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(g)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(g)
Year Ended October 31, 2004	23.17	0.27	(f)	3.86	4.13	(0.21)	—	(0.21)	—

Class B
Year Ended October 31, 2008	42.13	0.50	(f)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(g)
Year Ended October 31, 2007	37.26	0.25	(f)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(g)
Year Ended October 31, 2006	30.65	0.17	(f)	7.25	7.42	(0.28)	(0.53)	(0.81)	—	(g)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2004	23.10	0.13	(f)	3.85	3.98	(0.11)	—	(0.11)	—

Class C
Year Ended October 31, 2008	41.95	0.50	(f)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(g)
Year Ended October 31, 2007	37.11	0.25	(f)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(g)
Year Ended October 31, 2006	30.57	0.20	(f)	7.19	7.39	(0.32)	(0.53)	(0.85)	—	(g)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2004	23.05	0.11	(f)	3.86	3.97	(0.11)	—	(0.11)	—

Class R5
Year Ended October 31, 2008	42.72	0.80	(f)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(g)
Year Ended October 31, 2007	37.63	0.66	(f)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(g)
May 15, 2006 (e) through October 31, 2006	37.07	0.14	(f)	0.82	0.96	(0.40)	—	(0.40)	—	(g)

Select Class
Year Ended October 31, 2008	42.72	0.65	(f)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(g)
Year Ended October 31, 2007	37.63	0.56	(f)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(g)
Year Ended October 31, 2006	30.90	0.51	(f)	7.27	7.78	(0.52)	(0.53)	(1.05)	—	(g)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2004	23.19	0.33	(f)	3.90	4.23	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.04%.

(j)	Includes interest expense of 0.01%.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$18.28	(43.95	)%(h)	$87,531	1.35	%(i)	2.33%	1.64%		13%
42.57	19.93		181,682	1.32	(j)	1.20	1.51		14
37.52	25.32		140,985	1.31		1.08	1.49		22
30.82	15.16		128,392	1.35		1.33	1.55		22
27.09	17.86		63,622	1.50		1.03	1.93		24

18.01	(44.27	)(h)	5,225	1.91		1.74	2.14		13
42.13	19.25		13,236	1.87		0.64	2.00		14
37.26	24.57		11,734	1.92		0.50	1.99		22
30.65	14.50		12,463	1.97		1.06	1.99		22
26.97	17.27		768	2.00		0.49	2.44	(k)	24

17.92	(44.24	)(h)	24,300	1.91		1.74	2.14		13
41.95	19.25		61,023	1.87		0.65	2.01		14
37.11	24.57		46,106	1.91		0.57	1.99		22
30.57	14.49		25,279	1.98		0.68	2.05		22
26.91	17.26		8,346	2.00		0.40	2.44	(k)	24

18.38	(43.70	)(h)	86,640	0.90	(i)	2.86	1.19		13
42.72	20.45		76,309	0.87	(j)	1.67	1.06		14
37.63	2.67		30,533	0.86		0.82	1.07		22

18.38	(43.82	)(h)	277,313	1.10	(i)	2.10	1.37		13
42.72	20.21		3,202,097	1.07	(j)	1.42	1.25		14
37.63	25.66		4,098,105	1.06		1.46	1.24		22
30.90	15.50		2,520,087	1.07		1.66	1.28		22
27.14	18.31		1,243,387	1.10		1.28	1.52		24

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2008	$33.43	$0.78		$(15.70)	$(14.92)	$(0.58)	$(1.66)	$(2.24)	$—	(g)
Year Ended October 31, 2007	26.63	0.50	(f)	7.00	7.50	(0.54)	(0.16)	(0.70)	—	(g)
June 1, 2006 through October 31, 2006 (e)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(f)	4.90	5.33	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(g)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—

Class B
Year Ended October 31, 2008	31.25	0.55		(14.64)	(14.09)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(f)	6.55	6.84	(0.36)	(0.16)	(0.52)	—	(g)
June 1, 2006 through October 31, 2006 (e)	23.04	0.02		1.87	1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(f)	4.62	4.87	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)	—
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)	—

Class C
Year Ended October 31, 2008	32.52	0.57		(15.24)	(14.67)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(f)	6.81	7.11	(0.37)	(0.16)	(0.53)	—	(g)
June 1, 2006 through October 31, 2006 (e)	23.97	0.01		1.96	1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(f)	4.81	5.05	(0.20)	—	(0.20)	—	(g)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)	—	(g)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)	—

Select Class
Year Ended October 31, 2008	33.65	0.80		(15.75)	(14.95)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(f)	7.02	7.61	(0.59)	(0.16)	(0.75)	—	(g)
June 1, 2006 through October 31, 2006 (e)	24.67	0.10		2.02	2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(f)	4.95	5.41	(0.39)	—	(0.39)	—	(g)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to October 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.27	(47.49	)%(h)	$82,272	1.07%	2.97%	1.27%	18%
33.43	28.72		139,828	1.07	1.72	1.28	15
26.63	8.47		91,809	1.07	0.86	1.28	—	(i)
24.55	27.41		82,186	1.07	1.87	1.29	12
19.57	13.79		48,993	1.07	1.75	1.22	14
17.46	34.11		39,216	1.05	1.28	1.17	13

15.13	(47.88	)(h)	8,547	1.77	2.18	1.77	18
31.25	27.87		21,693	1.77	1.03	1.77	15
24.93	8.20		20,192	1.77	0.16	1.78	—	(i)
23.04	26.54		20,317	1.78	1.17	1.79	12
18.42	12.88		12,436	1.81	0.96	1.81	14
16.47	33.11		11,414	1.80	0.45	1.82	13

15.78	(47.85	)(h)	10,639	1.77	2.16	1.77	18
32.52	27.83		23,567	1.78	1.03	1.78	15
25.94	8.22		13,871	1.77	0.16	1.78	—	(i)
23.97	26.48		12,718	1.78	1.08	1.79	12
19.12	12.97		9,127	1.81	0.88	1.81	14
17.05	33.02		10,419	1.80	0.48	1.82	13

16.39	(47.35	)(h)	714,939	0.82	3.09	1.02	18
33.65	29.02		1,584,921	0.82	1.97	1.03	15
26.79	8.59		1,243,966	0.82	1.12	1.03	—	(i)
24.67	27.74		1,170,044	0.82	1.99	1.04	12
19.65	14.04		877,944	0.81	1.91	0.90	14
17.53	34.38		798,323	0.80	1.46	0.82	13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2008	$18.40	$0.30	(f)	$(8.48)	$(8.18)	$(0.27)	$—	(g)
Year Ended October 31, 2007	15.00	0.26	(f)	3.31	3.57	(0.17)	—	(g)
Year Ended October 31, 2006	11.62	0.15	(f)	3.40	3.55	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(g)
Year Ended October 31, 2004	9.10	0.08	(f)	1.16	1.24	(0.17)	—

Class B
Year Ended October 31, 2008	18.20	0.23	(f)	(8.39)	(8.16)	(0.21)	—	(g)
Year Ended October 31, 2007	14.86	0.18	(f)	3.27	3.45	(0.11)	—	(g)
Year Ended October 31, 2006	11.53	0.09	(f)	3.36	3.45	(0.12)	—	(g)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(g)
Year Ended October 31, 2004	9.03	0.02	(f)	1.16	1.18	(0.14)	—

Class C
Year Ended October 31, 2008	18.21	0.23	(f)	(8.35)	(8.12)	(0.32)	—	(g)
July 31, 2007 (e) through October 31, 2007	16.88	(0.03	)(f)	1.36	1.33	—	—	(g)

Select Class
Year Ended October 31, 2008	18.60	0.34	(f)	(8.56)	(8.22)	(0.31)	—	(g)
Year Ended October 31, 2007	15.16	0.30	(f)	3.34	3.64	(0.20)	—	(g)
Year Ended October 31, 2006	11.75	0.17	(f)	3.46	3.63	(0.22)	—	(g)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(g)
Year Ended October 31, 2004	9.22	0.15	(f)	1.18	1.33	(0.24)	—

Institutional Class
Year Ended October 31, 2008	18.72	0.38	(f)	(8.62)	(8.24)	(0.35)	—	(g)
Year Ended October 31, 2007	15.25	0.34	(f)	3.37	3.71	(0.24)	—	(g)
Year Ended October 31, 2006	11.82	0.19	(f)	3.48	3.67	(0.24)	—	(g)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(g)
Year Ended October 31, 2004	9.26	0.18	(f)	1.18	1.36	(0.26)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.95	(45.06)%	$6,700	1.39%		1.99%	1.39%	70%
18.40	23.98	13,255	1.39		1.58	1.40	92
15.00	30.88	11,261	1.42		1.12	1.56	92
11.62	15.89	7,852	1.59		0.85	1.64	58
10.17	13.81	12,195	1.90		0.85	2.12	98

9.83	(45.31)	879	1.89		1.48	1.89	70
18.20	23.30	2,023	1.89		1.06	1.90	92
14.86	30.17	1,396	1.92		0.65	2.06	92
11.53	15.40	980	2.07		0.45	2.11	58
10.07	13.23	1,199	2.40		0.24	2.63	98

9.77	(45.31)	87	1.89		1.58	1.89	70
18.21	7.88	77	1.90		(0.69)	1.94	92

10.07	(44.87)	23,645	1.14		2.20	1.14	70
18.60	24.22	63,875	1.14		1.78	1.15	92
15.16	31.25	55,237	1.17		1.24	1.30	92
11.75	16.37	74,050	1.16		1.69	1.17	58
10.31	14.63	37,206	1.20		1.55	1.30	98

10.13	(44.77)	126,248	0.92		2.48	0.98	70
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92
15.25	31.48	77,502	0.92		1.33	1.15	92
11.82	16.76	57,924	0.92		1.44	1.02	58
10.36	14.93	139,827	0.92		1.78	1.09	98

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2008	$20.84	$0.41	(f)	$(9.73)	$(9.32)	$(0.22)	$(0.98)	$(1.20)	$—	(g)
Year Ended October 31, 2007	16.65	0.29	(f)	4.10	4.39	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2006	12.59	0.41	(f)	3.81	4.22	(0.16)	—	(0.16)	—	(g)
Year Ended October 31, 2005	10.59	0.21	(f)	2.10	2.31	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	8.53	0.27	(f)	1.79	2.06	— (g)	—	— (g)	—

Class B
Year Ended October 31, 2008	20.46	0.32	(f)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(g)
Year Ended October 31, 2007	16.37	0.19	(f)	4.03	4.22	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	12.40	0.34	(f)	3.75	4.09	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2005	10.41	0.14	(f)	2.09	2.23	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2004	8.46	0.21	(f)	1.77	1.98	(0.03)	—	(0.03)	—

Class C
Year Ended October 31, 2008	20.36	0.33	(f)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(g)
Year Ended October 31, 2007	16.37	0.20	(f)	4.01	4.21	(0.22)	—	(0.22)	—	(g)
July 11, 2006 (e) through October 31, 2006	15.06	—	(f)(g)	1.31	1.31	—	—	—	—	(g)

Select Class
Year Ended October 31, 2008	21.01	0.47	(f)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(g)
Year Ended October 31, 2007	16.76	0.32	(f)	4.15	4.47	(0.22)	—	(0.22)	—	(g)
Year Ended October 31, 2006	12.65	0.40	(f)	3.89	4.29	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2005	10.59	0.22	(f)	2.12	2.34	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2004	8.58	0.25	(f)	1.81	2.06	(0.05)	—	(0.05)	—

Institutional Class
Year Ended October 31, 2008	21.11	0.50	(f)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(g)
Year Ended October 31, 2007	16.83	0.34	(f)	4.17	4.51	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2006	12.70	0.42	(f)	3.91	4.33	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2005	10.64	0.23	(f)	2.15	2.38	(0.32)	—	(0.32)	—	(g)
Year Ended October 31, 2004	8.61	0.29	(f)	1.83	2.12	(0.09)	—	(0.09)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$10.32	(47.12)%	$79,202	1.32%	2.59%	1.32%		86%
20.84	26.60	106,228	1.34	1.55	1.34		92
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(h)	108

10.12	(47.40)	7,321	1.82	2.03	1.82		86
20.46	25.96	14,604	1.84	1.04	1.84		92
16.37	33.20	7,790	1.89	2.27	1.90		80
12.40	21.69	1,314	1.94	1.21	2.60		76
10.41	23.51	441	1.95	2.21	7.71	(h)	108

10.04	(47.43)	12,159	1.82	2.12	1.82		86
20.36	25.96	17,193	1.84	1.09	1.84		92
16.37	8.70	1,691	1.92	0.03	1.93		80

10.42	(47.00)	564,867	1.07	2.91	1.07		86
21.01	26.91	732,412	1.09	1.68	1.09		92
16.76	34.22	259,906	1.14	2.63	1.14		80
12.65	22.47	52,274	1.22	1.86	1.31		76
10.59	24.17	18,023	1.37	2.57	1.76		108

10.47	(46.94)	149,326	0.92	3.09	0.92		86
21.11	27.10	201,062	0.94	1.80	0.94		92
16.83	34.47	51,749	0.94	2.82	1.01		80
12.70	22.82	34,624	0.95	2.00	1.16		76
10.64	24.85	28,804	0.95	2.98	1.49		108

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2008	$27.57	$0.49	(f)	$(13.93)	$(13.44)	$(0.23)	$(0.39)	$(0.62)	$—	(g)
Year Ended October 31, 2007	21.77	0.21	(f)	5.72	5.93	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	17.24	0.24	(f)	4.46	4.70	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2004	13.36	0.08	(f)	1.74	1.82	(0.16)	—	(0.16)	—

Class C
Year Ended October 31, 2008	27.33	0.38	(f)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(g)
Year Ended October 31, 2007	21.70	0.10	(f)	5.67	5.77	(0.14)	—	(0.14)	—	(g)
February 28, 2006 (e) through October 31, 2006	19.66	0.10	(f)	1.94	2.04	—	—	—	—	(g)

Select Class
Year Ended October 31, 2008	27.96	0.57	(f)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(g)
Year Ended October 31, 2007	22.08	0.28	(f)	5.79	6.07	(0.19)	—	(0.19)	—	(g)
February 28, 2006 (e) through October 31, 2006	19.90	0.20	(f)	1.98	2.18	—	—	—	—	(g)

Institutional Class
Year Ended October 31, 2008	28.05	0.60	(f)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(g)
Year Ended October 31, 2007	22.11	0.34	(f)	5.81	6.15	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2006	17.52	0.36	(f)	4.51	4.87	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	13.60	0.19	(f)	1.75	1.94	(0.27)	—	(0.27)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.51	(49.72)%	$13,027	1.51%		2.25%	1.53%	126%
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92
17.24	16.28	2,700	1.63		0.64	1.76	56
15.02	13.74	5,294	1.69		0.58	1.97	93

13.37	(49.97)	1,773	2.01	(h)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

13.72	(49.58)	530,210	1.26	(h)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

13.76	(49.49)	108,212	1.01	(h)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92
17.52	16.97	103,598	1.00		1.46	1.23	56
15.27	14.44	138,282	1.00		1.31	1.34	93

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Equity Fund	Class A, Class B, Class C, Class R5 and Select Class	JPM I
International Equity Index Fund	Class A, Class B, Class C and Select Class	JPM II
International Opportunities Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class C commenced operations on July 31, 2007 for the International Opportunities Fund.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities		Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Emerging Markets Equity Fund
Level 1 — Quoted prices	$61,663		$—	$—
Level 2 — Other significant observable inputs	295,106		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$356,769		$—	$—
International Equity Fund
Level 1 — Quoted prices	$29,894		$—	$—
Level 2 — Other significant observable inputs	458,461		—	—
Level 3 — Significant unobservable inputs	—	(a)	—	—
Total	$488,355		$—	$—
International Equity Index Fund
Level 1 — Quoted prices	$121,279		$—	$(3,741)
Level 2 — Other significant observable inputs	746,529		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$867,808		$—	$(3,741)
International Opportunities Fund
Level 1 — Quoted prices	$13,595		$7,539	$(8,266)
Level 2 — Other significant observable inputs	152,368		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$165,963		$7,539	$(8,266)
International Value Fund
Level 1 — Quoted prices	$50,672		$37,208	$(37,203)
Level 2 — Other significant observable inputs	777,304		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$827,976		$37,208	$(37,203)
Intrepid International Fund
Level 1 — Quoted prices	$3,243		$—	$—
Level 2 — Other significant observable inputs	657,139		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$660,382		$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities		Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Emerging Markets Equity Fund
Balance as of 10/31/07	$435		$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	(435)		—	—
Net amortization/accretion	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	—		—	—
Balance as of 10/31/08	$—		$—	$—
International Equity Fund
Balance as of 10/31/07	—	(a)	$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	—	(a)	—	—
Net amortization/accretion	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	—		—	—
Balance as of 10/31/08	$—	(a)	$—	$—
International Equity Index Fund
Balance as of 10/31/07	$276		$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	—		—	—
Net amortization/accretion	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	(276)		—	—
Balance as of 10/31/08	$—		$—	$—

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2008 (amounts in thousands):

	Value		Percentage
International Equity Fund	$—	(a)	—%(b)

(a)	Amount rounds to less than $1,000.

(b)	Amount rounds to less than 0.1%.

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified stock financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2008, the International Equity Index Fund and International Value Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F.  Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of October 31, 2008, the International Opportunities Fund and International Value Fund had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G.  Securities Lending — To generate additional income, each Fund (except the Intrepid International Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively, due to market volatility of the markets coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement however requires that JPMCB maintain collateral equal to at least 100% of the value of loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Emerging Markets Equity, International Equity, International Equity Index, International Opportunities and International Value Funds invested a portion of the cash collateral

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

they received in the JPMorgan Prime Money Market Fund. The Advisor of Emerging Markets Equity, International Equity, International Equity Index, International Opportunities and International Value Funds waived approximately less than $1,000, $1,000, $7,000, $1,000 and $4,000, respectively, of their fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on Emerging Markets Equity, International Equity, International Equity Index, International Opportunities and International Value Funds’ investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period November 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of October 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
Emerging Markets Equity Fund	$8,120	$8,329	$10
International Equity Fund	11,401	12,114	107
International Equity Index Fund	79,905	84,364	186
International Opportunities Fund	7,646	7,895	17
International Value Fund	12,419	12,364	73

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for the International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Emerging Markets Equity Fund	$(284)	$242	$42
International Equity Fund	471,995	(3,430)	(468,565)
International Equity Index Fund	3,601	(2,383)	(1,218)
International Opportunities Fund	(847)	526	321
International Value Fund	— (a)	842	(842)
Intrepid International Fund	2,944	(1,170)	(1,774)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses (Emerging Markets Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund), tax equalization (International Equity Fund) and passive foreign investment company (PFIC) gains and losses (International Equity Index Fund, International Opportunities Fund and Intrepid International Fund).

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2008 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$43
International Equity Fund	43
International Equity Index Fund	22
International Opportunities Fund	14
International Value Fund	51
Intrepid International Fund	12

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Emerging Markets Equity Fund	0.25%	0.75%	0.75%
International Equity Fund	0.25	0.75	0.75
International Equity Index Fund	0.25	0.75	0.75
International Opportunities Fund	0.25	0.75	0.75
International Value Fund	0.25	0.75	0.75
Intrepid International Fund	0.25	n/a	0.75

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$47	$70
International Equity Fund	20	19
International Equity Index Fund	81	50
International Opportunities Fund	1	7
International Value Fund	38	25
Intrepid International Fund	12	4

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
International Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	n/a	0.25	n/a
International Opportunities Fund	0.25	0.25	0.25	n/a	0.25	0.10
International Value Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	1.75%	1.45%
International Equity Fund	1.31	2.00	2.00	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	n/a	0.93	n/a
International Opportunities Fund	1.42	1.92	1.92	n/a	1.17	0.92
International Value Fund	1.45	1.95	1.95	n/a	1.41	0.95
Intrepid International Fund	1.80	n/a	2.00	n/a	1.25	1.00

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

For the year ended October 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Equity Fund	$—	$—	$8	$8
International Equity Fund	2,228	514	625	3,367
International Equity Index Fund	—	—	1,403	1,403
International Opportunities Fund	—	—	96	96
International Value Fund	—	—	2	2
Intrepid International Fund	14	411	261	686

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$56	$20	$—	$76
International Equity Index Fund	—	—	1,165	1,165
Intrepid International Fund	—	5	—	5

The Payment by affiliate amount shown in the Statements of Operations represents a payment received by the International Equity Fund and International Equity Index Fund from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’, or their predecessors’, Administrator until November 2000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2008, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

International Equity Fund	$7
International Equity Index Fund	—	(a)
International Opportunities Fund	—	(a)
International Value Fund	5
Intrepid International Fund	5

(a)	Amount rounds to less than $1,000.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$155,431	$94,922
International Equity Fund	178,050	2,640,247
International Equity Index Fund	237,280	456,155
International Opportunities Fund	188,688	146,773
International Value Fund	1,298,777	922,932
Intrepid International Fund	2,239,942	2,868,783

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$388,308	$38,069	$69,608	$(31,539)
International Equity Fund	515,190	87,567	114,402	(26,835)
International Equity Index Fund	878,056	186,640	196,888	(10,248)
International Opportunities Fund	229,748	3,659	67,444	(63,785)
International Value Fund	1,220,984	2,452	395,460	(393,008)
Intrepid International Fund	963,220	5,443	308,281	(302,838)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investment companies (PFICs) (International Equity Index Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$1,235	$—	$1,235
International Equity Fund	73,819	507,799	581,618
International Equity Index Fund	41,408	78,193	119,601
International Opportunities Fund	4,460	—	4,460
International Value Fund	47,349	18,457	65,806
Intrepid International Fund	26,615	31,297	57,912

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$2,132	$—	$2,132
International Equity Fund	95,376	150,679	246,055
International Equity Index Fund	31,147	6,582	37,729
International Opportunities Fund	2,124	—	2,124
International Value Fund	4,806	—	4,806
Intrepid International Fund	9,603	—	9,603

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$7,069	$(25,045)	$(31,540)
International Equity Fund	13,604	186,175	(26,805)
International Equity Index Fund	29,852	71,131	(14,010)
International Opportunities Fund	3,516	(60,467)	(63,760)
International Value Fund	29,669	(132,520)	(393,196)
Intrepid International Fund	38,631	(309,944)	(302,905)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of passive foreign investment companies (PFICs) (International Equity Index Fund) and mark to market of forwards contracts (International Opportunities Fund).

As of October 31, 2008, the Funds had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2015	2016	Total
Emerging Markets Equity Fund	$8,673	$5,297	$—	$—	$11,075	$25,045
International Opportunities Fund	135	25,712	15,833	—	18,787	60,467
International Value Fund	—	—	—	—	132,520	132,520
Intrepid International Fund	—	—	—	—	309,944	309,944

As of October 31, 2008, the following Fund’s had capital loss carryforwards expire (amounts in thousands):

Emerging Markets Equity Fund	$285
International Opportunities Fund	847

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Emerging Markets Fund, International Equity Index, International Value and Intrepid International Fund, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ operations.

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2008, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2008, International Equity Index Fund and Intrepid International invested 20.3% and 21.6% of their respective total investments (excluding Investments of Cash Collateral) in issuers in Japan. International Value Fund invested approximately 20.0% of its total investments (excluding Investments of Cash Collateral) in issuers in France. Intrepid International Fund invested approximately 21.6% of its total investments (excluding Investments of Cash Collateral) in issuers in the United Kingdom.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, BOIA now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   95

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$522.10	$7.04	1.84%
Hypothetical	1,000.00	1,015.89	9.32	1.84
Class B
Actual	1,000.00	520.70	8.94	2.34
Hypothetical	1,000.00	1,013.37	11.84	2.34
Class C
Actual	1,000.00	520.80	8.95	2.34
Hypothetical	1,000.00	1,013.37	11.84	2.34
Select Class
Actual	1,000.00	522.60	6.09	1.59
Hypothetical	1,000.00	1,017.14	8.06	1.59
Institutional Class
Actual	1,000.00	523.00	5.47	1.43
Hypothetical	1,000.00	1,017.95	7.25	1.43

International Equity Fund
Class A
Actual	1,000.00	601.70	5.35	1.33
Hypothetical	1,000.00	1,018.45	6.75	1.33
Class B
Actual	1,000.00	600.00	7.56	1.88
Hypothetical	1,000.00	1,015.69	9.53	1.88

96   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$600.30	$7.56	1.88%
Hypothetical	1,000.00	1,015.69	9.53	1.88
Class R5
Actual	1,000.00	603.20	3.59	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Select Class
Actual	1,000.00	602.30	4.23	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05

International Equity Index Fund
Class A
Actual	1,000.00	578.60	4.25	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class
Actual	1,000.00	576.60	6.97	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76
Class C
Actual	1,000.00	576.80	6.98	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76
Select Class
Actual	1,000.00	579.40	3.26	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82

International Opportunities Fund
Class A
Actual	1,000.00	608.20	5.54	1.37
Hypothetical	1,000.00	1,018.25	6.95	1.37
Class B
Actual	1,000.00	606.80	7.59	1.88
Hypothetical	1,000.00	1,015.69	9.53	1.88
Class C
Actual	1,000.00	606.80	7.59	1.88
Hypothetical	1,000.00	1,015.69	9.53	1.88
Select Class
Actual	1,000.00	609.20	4.53	1.12
Hypothetical	1,000.00	1,019.51	5.69	1.12
Institutional Class
Actual	1,000.00	609.90	3.72	0.92
Hypothetical	1,000.00	1,020.51	4.67	0.92

International Value Fund
Class A
Actual	1,000.00	592.80	5.28	1.32
Hypothetical	1,000.00	1,018.50	6.70	1.32
Class B
Actual	1,000.00	591.10	7.32	1.83
Hypothetical	1,000.00	1,015.94	9.27	1.83

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   97

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$590.60	$7.28	1.82%
Hypothetical	1,000.00	1,015.99	9.22	1.82
Select Class
Actual	1,000.00	593.40	4.29	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Institutional Class
Actual	1,000.00	593.50	3.69	0.92
Hypothetical	1,000.00	1,020.51	4.67	0.92

Intrepid International Fund
Class A
Actual	1,000.00	579.30	5.99	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51
Class C
Actual	1,000.00	577.70	8.01	2.02
Hypothetical	1,000.00	1,014.98	10.23	2.02
Select Class
Actual	1,000.00	580.00	5.00	1.26
Hypothetical	1,000.00	1,018.80	6.39	1.26
Institutional Class
Actual	1,000.00	580.50	4.01	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

98   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Equity Fund, International Opportunities Fund, and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Emerging Markets Equity Fund’s performance was in the third quintile for Class A shares and in the third, third and second quintiles for the Select Class

100   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Equity Fund’s performance was in the fourth, fifth and fourth quintiles for Class A shares and in the fourth quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Equity sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the International Equity Index Fund’s performance was in the second, second and first quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Opportunities Fund’s performance was in the fourth, second and third quintiles for the Class A shares and in the third, second and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Value Fund’s performance was in the second, first and first quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid International Fund’s performance was in the fourth, third and third quintiles for the Class A shares for the one, three and five year periods, respectively and in the third quintile for the Select Class shares for the one year period and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   101

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted that the International Opportunities Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for the Class A shares was in the fourth quintile and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

102   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2008:

Dividend Received Deduction
International Value Fund	0.25%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Equity Fund	$73,819
International Equity Index Fund	27,558
International Opportunities Fund	3,142
International Value Fund	10,502
Intrepid International Fund	23,982

Funds with Short Term Capital Gain Designation

For the fiscal year ended October 31, 2008, The Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Capital Gains
International Equity Fund	$43,721
International Equity Index Fund	7,619
International Value Fund	33,989
Intrepid International Fund	2,138

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2008 (amounts in thousands):

Long-Term Capital Gain Distribution
International Equity Fund	$979,656
International Equity Index Fund	78,193
International Value Fund	18,457
Intrepid International Fund	31,298

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2008, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Markets Equity Fund	$15,838	$291
International Equity Fund	43,276	3,484
International Equity Index Fund	54,004	4,969
International Opportunities Fund	7,483	683
International Value Fund	45,272	4,196
Intrepid International Fund	74,438	5,008

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 31, 2008. These shareholders will receive more detailed information along with 2008 Form 1099-DIV.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   103

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-INTEQ-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan Funds

Specialty

Funds

JPMorgan International Realty Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26
Board Approval of Investment Advisory Agreement	27
Tax Letter	29

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invest in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   1

JPMorgan International Realty Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2006
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$39,158
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Realty Fund, which seeks long-term capital growth,* returned –50.15%** (Class R5 Shares, no sales charge) for the 12 months ended October 31, 2008, compared to the –46.62% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in Finland and Switzerland.

At the individual stock level, Sumitomo Realty & Development Co. Ltd., which owns and operates a portfolio of high-quality office properties located primarily in downtown Tokyo, detracted from performance. Investors became increasingly concerned about the company’s above-average leverage and the quality of its development pipeline, almost 100% of which is in condominiums. Conwert Immobilien Invest AG, a diversified Austrian real estate operator, also hindered performance. The company was hurt by the general fall in the Austrian market, resulting from ImmoFinanz AG’s debt-repayment issues and the forced rescue of the German real estate lender, Hypo Real Estate Group, as approximately half of its portfolio value is invested in subsidized apartments in Germany.

On the positive side, stock selection in Australia and France helped returns. At the individual stock level, an overweight in Nippon Accommodations Fund Inc. contributed to performance. Investors favored Japanese real estate investment trusts (REITS) with strong sponsors that could facilitate their access to capital, following an environment of tightened lending standards that led to several bankruptcies among mid-size Japanese developers. The company is sponsored by Mitsui Fudosan, a top developer in Japan, which allowed it to continue making acquisitions despite the credit crunch. Mitsui Fudosan Co. Ltd., one of the three-largest developers in Japan, also aided returns. The company benefited from strong demand for prime office space in central Tokyo due to higher rents for new buildings and rents raised for existing tenants. Additionally, the company reported an increase in quarterly operating profit, citing its solid office leasing business.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund attempted to achieve consistent long-term returns (appreciation and income) that exceeded the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We drew upon our network of REIT specialists, global economists, equity and fixed income research analysts, and real estate investors to develop a sustainable information advantage. We projected long-term cash flow for each company and valued REITs using a proprietary dividend discount model. Stock selection, not sector or country bets, was the primary driver of performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Mitsui Fudosan Co., Ltd. (Japan)	9.9%
2.	Mitsubishi Estate Co., Ltd. (Japan)	9.6
3.	Sun Hung Kai Properties Ltd. (Hong Kong)	8.3
4.	Westfield Group (Australia)	8.0
5.	Unibail-Rodamco (France)	7.9
6.	Land Securities Group plc (United Kingdom)	6.5
7.	Nippon Accommodations Fund, Inc. (Japan)	3.8
8.	Hang Lung Properties, Ltd. (Hong Kong)	3.7
9.	Nippon Building Fund, Inc. (Japan)	3.5
10.	Top REIT, Inc. (Japan)	3.0

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	34.6%
Australia	14.6
United Kingdom	13.2
Hong Kong	12.1
France	7.9
Netherlands	5.5
Canada	5.5
Singapore	3.4
Finland	1.6
Sweden	1.1
Austria	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		(50.32)%	(25.50)%
With Sales Charge*		(52.93)	(27.57)
CLASS C SHARES	11/30/06
Without CDSC		(50.58)	(25.88)
With CDSC**		(51.58)	(25.88)
CLASS R5 SHARES	11/30/06	(50.15)	(25.20)
SELECT CLASS SHARES	11/30/06	(50.25)	(25.35)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, GPR 250 Global (ex United States) Index, Lipper International Real Estate Funds Average and the Lipper Real Estate Funds Index from November 30, 2006 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the GPR 250 Global (ex United States) Index do not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Real Estate Funds Average and Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The GPR 250 Global (ex United States) Index is a subset of the GPR 250 Property Securities Index, where the GPR 250 Property Securities Index consists of the 250 most liquid property companies worldwide and uses the tradeable market capitalizations of these companies as index weights and the GPR 250 Global (ex United States) Index excludes all US companies. The GPR 250 Global (ex United States) Index returns are calculated net of withholding tax. The Lipper International Real Estate Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. The Lipper Real Estate Funds Index, the Fund’s former secondary index, represents the total returns of similarly managed mutual funds. The Fund has changed its secondary index to the Lipper International Real Estate Funds Average because it is a closer comparison to the Fund. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   3

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 88.8% (m)
		Common Stocks — 88.8%
		Australia — 13.0%
739		CFS Retail Property Trust	994
1,168		Commonwealth Property Office Fund	1,033
427		Goodman Group	270
253		Westfield Group	2,789
			5,086
		Austria — 0.5%
39		Conwert Immobilien Invest SE (a)	188
		Canada — 4.9%
98		Artis REIT	777
24		First Capital Realty, Inc.	393
52		RioCan REIT	729
			1,899
		Finland — 1.4%
98		Citycon OYJ	233
61		Technopolis plc OYJ	248
14		YIT OYJ	86
			567
		France — 7.1%
18		Unibail-Rodamco	2,763
		Hong Kong — 10.7%
533		Hang Lung Properties, Ltd.	1,302
330		Sun Hung Kai Properties Ltd.	2,891
			4,193
		Japan — 30.7%
—	(h)	Advance Residence Investment Corp.	108
—	(h)	BLife Investment Corp.	271
—	(h)	Crescendo Investment Corp.	25
—	(h)	Global One Real Estate Investment Corp.	299
—	(h)	Japan Excellent, Inc.	121
—	(h)	Joint REIT Investment Corp.	112
186		Mitsubishi Estate Co., Ltd.	3,323
198		Mitsui Fudosan Co., Ltd.	3,454
—	(h)	New City Residence Investment Corp.	7
—	(h)	Nippon Accommodations Fund, Inc.	1,328
—	(h)	Nippon Building Fund, Inc.	1,201
—	(h)	Premier Investment Corp.	75
—	(h)	Tokyu REIT, Inc.	639
—	(h)	Top REIT, Inc.	1,055
			12,018
		Netherlands — 4.9%
18		Corio N.V.	939
8		Eurocommercial Properties NV	280
8		Wereldhave N.V.	690
			1,909
		Singapore — 3.0%
234		Ascendas REIT	260
205		CapitaLand Ltd.	411
387		CapitaMall Trust	513
			1,184
		Sweden — 0.9%
59		Hufvudstaden AB, Class A	372
		United Kingdom — 11.7%
90		Great Portland Estates plc	399
68		Hammerson plc	778
127		Land Securities Group plc	2,250
74		Liberty International plc	829
215		Safestore Holdings plc	321
			4,577
		Total Long-Term Investments (Cost $53,218)	$34,756

NUMBER OF RIGHTS
	Rights — 0.0% (g)
	Australia — 0.0% (g)
201	Goodman Group, expiring 11/21/08 (a) (Cost $—)	5
	Total Investments — 88.8% (Cost $53,218)	34,761
	Other Assets in Excess of Liabilities — 11.2%	4,397
	NET ASSETS — 100.0%	$39,158

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	41.3%
Diversified	27.4
Shopping Centers	13.7
Office Property	8.3
Apartments	8.1
Others (each less than 1.0%)	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
2,501,309	AUD
179,712,532	for JPY	12/17/08	$1,828	#	$1,656	#	$(172)
909,564	EUR
136,279,363	for JPY	12/17/08	1,386	#	1,158	#	(228)
2,462,764	HKD
32,258,438	for JPY	12/17/08	328	#	318	#	(10)
376,616	CAD
474,746	for AUD	12/17/08	314	#	312	#	(2)
471,678	EUR
961,744	for AUD	12/17/08	637	#	601	#	(36)
4,943,470	HKD
890,495	for AUD	12/17/08	589	#	637	#	48
83,294,908	JPY
985,478	for AUD	12/17/08	652	#	847	#	195
108,226,909	JPY
8,611,400	for HKD	12/17/08	1,111	#	1,101	#	(10)
27,392,142	JPY
420,902	for SGD	12/17/08	284	#	278	#	(6)
186,037,670	JPY
1,324,587	for EUR	12/17/08	1,686	#	1,892	#	206
40,252,677	JPY
215,484	for GBP	12/17/08	346	#	409	#	63
2,373,026	AUD	12/17/08	1,901		1,571		(330)
226,189	CAD	12/17/08	179		188		9
549,904	CHF	12/17/08	486		475		(11)
1,478,755	EUR	12/17/08	1,952		1,883		(69)
629,970	GBP	12/17/08	1,117		1,011		(106)
11,860,526	HKD	12/17/08	1,527		1,530		3
205,469,803	JPY	12/17/08	1,995		2,090		95
379,345	SGD	12/17/08	266		256		(10)
1,482,781	ZAR	12/17/08	178		149		(29)
			$18,762		$18,362		$(400)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,374,981	AUD	12/17/08	$948	$910	$38
1,004,227	CAD	12/17/08	942	833	109
2,135,333	EUR	12/17/08	2,984	2,718	266
538,427	GBP	12/17/08	928	865	63
6,818,938	HKD	12/17/08	879	880	(1)
336,869,807	JPY	12/17/08	3,308	3,426	(118)
			$9,989	$9,632	$357

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/08 of the currency being sold, and the value at 10/31/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   5

JPMorgan International Realty Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

AUD	—	Australian Dollar

CAD	—	Canadian Dollar

CHF	—	Swiss Franc

EUR	—	Euro

GBP	—	British Pound

HKD	—	Hong Kong Dollar

JPY	—	Japanese Yen

REIT	—	Real Estate Investment Trust

SGD	—	Singapore Dollar

ZAR	—	South African Rand

(a)	—	Non-income producing security.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand (shares or dollars).

(m)	—
All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $32,857,000 and 94.5% respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	International Realty Fund
ASSETS:
Investments, at value	$34,761
Foreign currency, at value	32
Receivables:
Investment securities sold	523
Fund shares sold	4,585
Interest and dividends	204
Tax reclaims	12
Unrealized appreciation on forward foreign currency exchange contracts	1,095
Total Assets	41,212

LIABILITIES:
Payables:
Due to custodian	109
Investment securities purchased	260
Fund shares redeemed	426
Unrealized depreciation on forward foreign currency exchange contracts	1,138
Accrued liabilities:
Investment advisory fees	25
Administration fees	—	(b)
Shareholder servicing fees	3
Distribution fees	5
Custodian and accounting fees	37
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	51
Total Liabilities	2,054
Net Assets	$39,158

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

International Realty Fund
NET ASSETS:
Paid in capital	$69,844
Accumulated undistributed (distributions in excess of) net investment income	55
Accumulated net realized gains (losses)	(12,247)
Net unrealized appreciation (depreciation)	(18,494)
Total Net Assets	$39,158

Net Assets:
Class A	$4,012
Class C	5,022
Class R5	24,306
Select Class	5,818
Total	$39,158

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	502
Class C	632
Class R5	3,025
Select Class	726

Net Asset Value:
Class A — Redemption price per share	$8.00
Class C — Offering price per share (a)	7.95
Class R5 — Offering and redemption price per share	8.03
Select Class — Offering and redemption price per share	8.01
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.44

Cost of investments	$53,218
Cost of foreign currency	32

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   9

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

International Realty Fund
INVESTMENT INCOME:
Dividend income	$1,519
Dividend income from affiliates (a)	38
Interest income from affiliates	6
Foreign taxes withheld	(153)
Total investment income	1,410

EXPENSES:
Investment advisory fees	372
Administration fees	42
Distribution fees:
Class A	16
Class C	73
Shareholder servicing fees:
Class A	16
Class C	24
Class R5	9
Select Class	19
Custodian and accounting fees	110
Interest expense	2
Professional fees	83
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	7
Registration and filing fees	66
Transfer agent fees	53
Other	7
Total expenses	899
Less amounts waived	(302)
Less earnings credits	— (b)
Less expense reimbursements	(67)
Net expenses	530
Net investment income (loss)	880

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(9,825)
Foreign currency transactions	(189)
Net realized gain (loss)	(10,014)
Change in net unrealized appreciation (depreciation) of:
Investments	(20,476)
Foreign currency translations	(162)
Change in net unrealized appreciation (depreciation)	(20,638)
Net realized/unrealized gains (losses)	(30,652)
Change in net assets resulting from operations	$(29,772)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Realty Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$880	$275
Net realized gain (loss)	(10,014)	(1,180)
Change in net unrealized appreciation (depreciation)	(20,638)	2,144
Change in net assets resulting from operations	(29,772)	1,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(448)	— (b)
Class C
From net investment income	(564)	— (b)
Class R5
From net investment income	(608)	(1)
Select Class
From net investment income	(590)	(8)
Total distributions to shareholders	(2,210)	(9)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	32,817	37,093

NET ASSETS:
Change in net assets	835	38,323
Beginning of period	38,323	—
End of period	$39,158	$38,323
Accumulated undistributed (distributions in excess of) net investment income	$55	$917

(a)	Commencement of operations was November 30, 2006.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,535	$10,873
Dividends and distributions reinvested	257	— (b)
Cost of shares redeemed	(6,402)	(1,686)
Redemption fees	1	2
Change in net assets from Class A capital transactions	$(609)	$9,189
Class C
Proceeds from shares issued	$8,628	$13,662
Dividends and distributions reinvested	230	— (b)
Cost of shares redeemed	(8,815)	(1,625)
Redemption fees	2	2
Change in net assets from Class C capital transactions	$45	$12,039
Class R5
Proceeds from shares issued	$32,204	$8,338
Dividends and distributions reinvested	608	— (b)
Cost of shares redeemed	(2,315)	(283)
Redemption fees	3	1
Change in net assets from Class R5 capital transactions	$30,500	$8,056
Select Class
Proceeds from shares issued	$8,271	$11,348
Dividends and distributions reinvested	284	8
Cost of shares redeemed	(5,675)	(3,549)
Redemption fees	1	2
Change in net assets from Select Class capital transactions	$2,881	$7,809

Total change in net assets from capital transactions	$32,817	$37,093

(a)	Commencement of operations was November 30, 2006.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

	International Realty Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
SHARE TRANSACTIONS:
Class A
Issued	454	650
Reinvested	19	— (b)
Redeemed	(516)	(105)
Change in Class A Shares	(43)	545
Class C
Issued	665	819
Reinvested	17	— (b)
Redeemed	(767)	(102)
Change in Class C Shares	(85)	717
Class R5
Issued	2,783	491
Reinvested	45	— (b)
Redeemed	(277)	(17)
Change in Class R5 Shares	2,551	474
Select Class
Issued	627	720
Reinvested	21	1
Redeemed	(424)	(219)
Change in Select Class Shares	224	502

(a)	Commencement of operations was November 30, 2006.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Class A
Year Ended October 31, 2008	$17.12	$0.24	(f)	$(8.50)	$(8.26)	$(0.86)	$—	(g)
November 30, 2006 (e) through October 31, 2007	15.00	0.23	(f)	1.92	2.15	(0.04)	0.01

Class C
Year Ended October 31, 2008	17.04	0.19	(f)	(8.47)	(8.28)	(0.81)	—	(g)
November 30, 2006 (e) through October 31, 2007	15.00	0.16	(f)	1.90	2.06	(0.03)	0.01

Class R5
Year Ended October 31, 2008	17.18	0.30	(f)	(8.54)	(8.24)	(0.91)	—	(g)
November 30, 2006 (e) through October 31, 2007	15.00	0.32	(f)	1.90	2.22	(0.05)	0.01

Select Class
Year Ended October 31, 2008	17.16	0.28	(f)	(8.54)	(8.26)	(0.89)	—	(g)
November 30, 2006 (e) through October 31, 2007	15.00	0.27	(f)	1.92	2.19	(0.04)	0.01

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 8.00	(50.32)%	$4,012	1.41%(h)		1.90%	2.43%	108%
17.12	14.44	9,333	1.40		1.52	3.80	175

7.95	(50.55)	5,022	1.91	(h)	1.50	2.85	108
17.04	13.85	12,223	1.90		1.08	4.19	175

8.03	(50.13)	24,306	0.96	(h)	2.51	1.76	108
17.18	14.88	8,148	0.95		2.12	2.85	175

8.01	(50.25)	5,818	1.16	(h)	2.27	2.10	108
17.16	14.73	8,619	1.15		1.78	4.71	175

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
International Realty Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on November 30, 2006.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$1,899	$1,095	$(1,138)
Level 2 — Other significant observable inputs	32,862	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$34,761	$1,095	$(1,138)

*	Other financial instruments may include futures, forwards and swap contracts.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of October 31, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(65)	$468	$(403)

The reclassifications for the Fund relate primarily to foreign currency gains or losses and Passive Foreign Investment Company (“PFIC”) gains and losses.

I. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

J. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.90% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2008 was approximately $2,000.

18   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$1	$3

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.40%	1.90%	0.95%	1.15%

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

For the year ended October 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$243	$38	$21	$302	$67

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2008, the Fund incurred $208 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$71,240	$43,359

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$54,877	$—	$20,116	$(20,116)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$2,210	$2,210

20   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9	$9

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(10,588)	$(20,098)

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2008, the Fund had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2015	2016	Total
$1,161	$9,427	$10,588

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2008, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2008, the Fund invested approximately 34.6% of its total investments in issuers in Japan.

As of October 31, 2008, the Fund invested approximately 41.3% and 27.4% of its total investments in the Real Estate Management & Development and Diversified industries, respectively.

The Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of
the JPMorgan International Realty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Realty Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

22   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$581.00	$5.56	1.40%
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class C
Actual	1,000.00	579.40	7.54	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90
Class R5
Actual	1,000.00	581.90	3.78	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Select Class
Actual	1,000.00	581.30	4.57	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement, for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, with respect to the Fund, the Trustees have engaged an independent consultant to similarly review the performance of the Fund, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The determination made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees noted the International Realty Fund’s performance was in the first quintile for the Class A shares and the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the International Realty Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

28   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $49,000 of ordinary income distributions was treated as qualified dividends.

For the fiscal year ended October 31, 2008, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Realty Fund	$1,543	$153

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2008. These shareholders will receive more detailed information along with 2007 Form 1099-DIV.

OCTOBER 31, 2008        JPMORGAN SPECIALTY FUNDS   29

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-INTR-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan Funds

Tax Aware

Funds

JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Disciplined Equity Fund	2
JPMorgan Tax Aware Enhanced Income Fund	4
JPMorgan Tax Aware Large Cap Growth Fund	6
JPMorgan Tax Aware Real Return Fund	8
JPMorgan Tax Aware Short-Intermediate Income Fund	10
JPMorgan Tax Aware U.S. Equity Fund	12
Schedules of Portfolio Investments	14
Financial Statements	40
Financial Highlights	54
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	72
Trustees	73
Officers	75
Schedule of Shareholder Expenses	76
Board Approval of Investment Advisory Agreements	78
Tax Letter	82

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invest in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	January 30, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$418,947
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after-tax total return from a portfolio of selected equity securities,* returned –35.90%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the –36.10% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the semiconductor, basic materials and consumer cyclical sectors, market conditions contributed to the Fund’s overall negative total returns. Equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch.

At the individual stock level, railroad operator Norfolk Southern Corp. contributed to performance. The company reported consecutive quarters of strong earnings from continued strength in shipping volumes for coal and agricultural products, despite higher fuel costs. Profit was driven by an improvement in core pricing as well as operating margin expansion. Abbott Laboratories also helped returns. The company reported consecutive quarters of strong earnings, citing higher sales of its prescription drugs and medical devices. In addition, the company launched a Xience stent, which generated higher-than-expected sales and became the U.S. market leader in the highly competitive field.

On the negative side, stock selection in the capital markets, health services/systems and utility sectors hurt returns. At the individual stock level, an overweight in Merck & Co. Inc. and Schering-Plough Corp. detracted from performance. Both pharmaceutical companies were hurt early in the year by negative news flow surrounding their co-marketed anti-cholesterol drug Vytorin. Investor concerns about the companies were heightened further after research publications recommended that doctors limit their usage of Vytorin until the drug’s effectiveness could be proven in additional clinical trials.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on its bottom-up approach to stock selection. The investment team continued to search for companies with strong fundamentals. The Fund’s approach toward tax minimization required the evaluation of whether a new stock’s higher expected return would compensate for the tax cost of selling an existing holding.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.3%
2.	Procter & Gamble Co.	3.1
3.	Microsoft Corp.	3.0
4.	Norfolk Southern Corp.	2.9
5.	Bank of America Corp.	2.9
6.	Wells Fargo & Co.	2.6
7.	Merck & Co., Inc.	2.6
8.	Abbott Laboratories	2.5
9.	Cisco Systems, Inc.	2.5
10.	General Electric Co.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.5%
Financials	14.1
Energy	12.7
Health Care	12.4
Consumer Staples	11.5
Industrials	10.6
Consumer Discretionary	10.2
Telecommunication Services	3.8
Utilities	3.1
Materials	3.0
Short-Term Investment	0.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based on total investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
INSTITUTIONAL CLASS SHARES	1/30/97
Before taxes		(35.90)%	0.07%	0.02%
After Taxes on Distributions		(36.08)	(0.15)	(0.25)
After Taxes on Distributions and Sale of Fund Shares		(22.99)	0.13	(0.04)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Enhanced Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	April 16, 1999
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$72,705
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index
Average Credit Quality	AA–
Duration	0.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after tax current income consistent with principal preservation,* returned 2.55%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the 2.72% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed during the period due primarily to municipal bonds, which did not fare as well as U.S. government obligations. The benchmark does not hold municipals. The ratio between two-year municipals and Treasuries started the period at 92%, widened to 170% in March, declined to 77% in June and then expanded to 193% in October. A small allocation to corporate bonds and collaterized mortgage obligations (CMOs) also hurt returns as they failed to keep pace with Treasury securities.

On the positive side, the Fund maintained a yield advantage over the benchmark. This advantage was 0.13% at the beginning of the period and grew to 2.42% by the end of October, which helped offset the underperformance of municipals relative to Treasuries. A long-duration position versus the benchmark also aided performance, benefiting from the steady decline in interest rates. (Duration is the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates.)

Q:	HOW WAS THE FUND MANAGED?

A:	Since we expected interest rates to fall in response to a weakening economy, we positioned the Fund with a longer-duration bias. This strategy proved effective, as rates tumbled during the period. We emphasized high credit quality and liquidity, and eliminated the Fund’s exposure to the auction-rate market on concerns that the auction mechanism could hinder liquidity. We upgraded the Fund’s overall credit profile by limiting its exposure to troubled monoline insurers and focusing on the underlying credit quality of the issuing municipalities, rather than their insurance protection.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	55.1%
Investment Company	22.1
Municipal Bonds-Short-Term	19.7
Collateralized Mortgage Obligations	2.5
Corporate Bonds	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

		1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	11/30/01
Without Sales Charge		2.06%	1.90%	2.18%	2.10%	1.92%	1.97%	2.55%	2.33%	2.34%
With Sales Charge*		(0.24)	(0.40)	0.67	1.64	1.46	1.57	2.28	2.06	2.11
SELECT CLASS SHARES	5/06/99	2.29	2.11	2.39	2.35	2.14	2.19	2.74	2.50	2.51
INSTITUTIONAL CLASS SHARES	4/16/99	2.55	2.35	2.64	2.60	2.38	2.43	2.98	2.72	2.74

*	Sales Charge for Class A Shares is 2.25%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (4/16/99 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 16, 1999.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Enhanced Income Fund and the Merrill Lynch 3-Month U.S. Treasury Bill Index from April 16, 1999 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index reflects an initial investment at the end of the month following the Fund’s inception. The performance of the index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. The issue is then held for one month, sold and rolled into a new bill. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Large Cap Growth Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$14,422
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long-term capital growth while minimizing taxable capital gain from a portfolio of large cap equity securities,* returned –35.85%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –36.95% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the materials/ processing, auto/ transportation and consumer discretionary sectors, market conditions contributed to the Fund’s overall negative total returns. Equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch.

At the individual stock level, Potash Corp. of Saskatchewan Inc., a fertilizer company, contributed to performance. The company’s shares advanced earlier in the year due to strong pricing power and increasing demand. Monsanto Co., one of the world’s largest seed producers, also aided returns. The company’s shares advanced through the early and middle parts of the year on a boom in crop pricing and increase in global demand for food.

On the negative side, an overweight in the financial services sector, an underweight in the consumer staples sector and stock selection in the technology sector hurt returns. At the individual stock level, Google Inc. detracted from performance. The online search leader was negatively impacted by weakness in the technology sector and concerns that international revenue growth may be hurt by a strengthening U.S. dollar. Research In Motion Ltd. also hindered returns. The Blackberry manufacturer posted disappointing fiscal second-quarter results and cut its profit estimates as a result of costly product introductions.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund utilized a disciplined process to find companies with positive price momentum and attractive fundamental dynamics. The Fund looked for structural disconnects that allowed businesses to exceed market expectations. These disconnects may have resulted from: demographic/cultural changes, technological advancements and regulatory changes. The investment approach focused on identifying long-term imbalances in supply and demand.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Wal-Mart Stores, Inc.	5.1%
2.	McDonald’s Corp.	4.7
3.	Baxter International, Inc.	3.9
4.	QUALCOMM, Inc.	3.7
5.	Burlington Northern Santa Fe Corp.	3.5
6.	Abbott Laboratories	3.5
7.	Lockheed Martin Corp.	3.5
8.	Express Scripts, Inc.	3.1
9.	International Business Machines Corp.	3.0
10.	Gilead Sciences, Inc.	3.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	22.3%
Health Care	21.4
Consumer Discretionary	13.0
Consumer Staples	13.0
Industrials	11.4
Financials	8.0
Energy	7.1
Materials	2.6
Short-Term Investment	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

6   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/01/97
Before taxes		(35.85)%	(0.57)%	(1.97)%
After Taxes on Distributions		(35.98)	(0.65)	(3.29)
After Taxes on Distributions and Sale of Fund Shares		(23.27)	(0.51)	(1.67)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Large Cap Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	August 31, 2005
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$1,822,963
Primary Benchmark	Barclays Capital 1–10 Year U.S. Treasury Inflation- Protected Securities (TIPS) Index (formerly Lehman Brothers 1–10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index)
Average Credit Quality	AA
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return,* returned –5.32%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –1.74% return for the Barclays Capital 1-10 Year U.S. TIPS Index (formerly Lehman Brothers 1-10 Year U.S. TIPS Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to municipal bonds. In general, credit markets became increasingly sluggish as investors lost confidence, and the flight to quality was pushed to its limits in short-term markets. Central banks globally responded by pouring enormous amounts of liquidity into the financial system, as credit spreads across sectors saw unprecedented widening. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

Municipals hurt returns as a result of the massive flight-to-quality during the period. Rapid decline in inflation expectations also detracted from performance. Due to a weaker economy and tumbling commodity prices, inflation breakevens declined sharply, causing our inflation hedge to lower in value.

On the positive side, high-grade municipals, which outperformed securities of lower credit quality, contributed to performance. The Fund’s overweight at the short end and underweight at the longer end of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) also helped returns, as the municipal curve steepened and the longer end sold off significantly while the front end rallied.

Q:	HOW WAS THE FUND MANAGED?

A:	We invested primarily in high-quality municipal securities. We also maintained an inflation-overlay strategy using consumer price index swaps. The Fund’s average duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) was approximately 5.0 years and its average credit-quality rating was AA. We tactically managed our inflation hedge, increasing exposure as inflation expectations declined significantly late in the period. We stayed duration-neutral with a curve overweight at shorter maturities.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	92.1%
Short-Term Investments	7.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

8   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

		1 YEAR			3 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		(5.43)%	(5.53)%	(2.55)%	(0.03)%	(0.06)%	0.43%	(0.06)%	(0.09)%	0.40%
With Sales Charge*		(9.01)	(9.10)	(4.91)	(1.30)	(1.33)	(0.66)	(1.26)	(1.29)	(0.63)
CLASS C SHARES	8/31/05
Without CDSC		(6.03)	(6.04)	(3.03)	(0.61)	(0.61)	(0.11)	(0.62)	(0.63)	(0.14)
With CDSC**		(7.03)	(7.04)	(3.68)	(0.61)	(0.61)	(0.11)	(0.62)	(0.63)	(0.14)
SELECT CLASS SHARES	8/31/05	(5.32)	(5.49)	(2.51)	0.16	0.10	0.59	0.13	0.08	0.56
INSTITUTIONAL CLASS SHARES	8/31/05	(5.20)	(5.29)	(2.31)	0.33	0.29	0.78	0.30	0.27	0.75

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Capital 1-10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate (1–17 year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the indices do not reflect the deduction of expenses, such as investment management fees, or a sales associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate (1–17 year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = ((Barclays Capital 1–10 Year U.S. TIPS Index — Barclays Capital 1–10 Year Treasury Index) Barclays Capital X 0.75) + Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Short-Intermediate Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	December 20, 2002
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$233,647
Primary Benchmark	Barclays Capital 1–5 Year Municipal Blend Index (formerly Lehman Brothers 1–5 Year Municipal Blend Index)
Average Credit Quality	AA–
Duration	2.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Short Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities,* returned 0.62%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the 3.91% return for the Barclays Capital 1–5 Year Municipal Blend Index (formerly Lehman Brothers 1–5 Year Municipal Blend Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given time). Credit markets became increasingly sluggish as investors lost confidence, and the flight-to-quality was pushed to its limits in short-term markets. Central banks globally responded by pouring enormous amounts of liquidity into the financial system, as credit spreads across sectors saw unprecedented widening. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

The Fund was not able to fully capture the rally in interest rates that occurred at the very short end of the curve as it took a more laddered approach to yield-curve positioning. Laddering a bond fund involves building a portfolio of bonds with staggered maturities as opposed to a bulleted approach where a portfolio is comprised of bonds with similar maturities.

On the positive side, a slight overweight in essential-service revenue bonds aided performance as market participants continued to favor higher-quality credits against a backdrop of rising economic uncertainties. Essential-service revenue bonds are issued to construct and operate highways and water and sewage systems. In many cases, they’re the least affected by local economic disturbances.

Q:	HOW WAS THE FUND MANAGED?

A:	Since we expected interest rates to fall in response to a weakening economy, we positioned the Fund with a longer-duration bias. (Duration is the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates.) This strategy proved effective, as rates tumbled during the period. We also emphasized high credit quality and liquidity, eliminating the Fund’s exposure to the auction-rate market on concerns that the auction mechanism could hinder liquidity. We upgraded the Fund’s overall credit profile by limiting its exposure to troubled monoline insurers and focusing on the underlying credit quality of the issuing municipalities, rather than their insurance protection.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	97.8%
Others (each less than 1.0%)	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

10   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

		1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
SELECT CLASS SHARES	12/20/02	0.62%	0.52%	1.44%	1.93%	1.74%	1.92%	2.03%	1.84%	1.98%
INSTITUTIONAL CLASS SHARES	12/20/02	0.75	0.65	1.57	2.07	1.88	2.05	2.18	1.98	2.12

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (12/20/02 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 20, 2002.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Short-Intermediate Income Fund, the Barclays Capital 1–5 Year Municipal Blend Index, and the Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Barclays Capital 1–5 Year Municipal Blend Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–5 Year Municipal Blend Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities from 1 to 5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   11

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS
Fund Inception	December 18, 1996
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$185,493
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities,* returned –34.87%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –36.10% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the industrial cyclical, semiconductor and insurance sectors, market conditions contributed to the Fund’s overall negative total returns. Equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch.

At the individual stock level, an overweight in Norfolk Southern Corp., a rail transportation company, was a top contributor. The company reported record-high net income as high fuel costs led many firms to transport their goods by rail, a more fuel efficient method. An overweight in Wells Fargo & Co. also aided performance. The bank fared better than its peers due to less exposure to sub-prime mortgages.

On the negative side, stock selection in the pharmaceutical/medical technology, capital markets and consumer cyclical sectors hurt returns. At the individual stock level, an overweight in Merck & Co. Inc. and Schering-Plough Corp. detracted from performance. Both pharmaceutical companies were hurt early in the year by negative news flow surrounding their co-marketed cholesterol drug Vytorin. Investor concerns about the companies were heightened further after research publications recommended that doctors limit their usage of Vytorin until the drug’s effectiveness could be proven in additional clinical trials.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund attempted to exploit mispriced stocks, which were inexpensive relative to fair value, and aimed to avoid owning expensive stocks. The Fund was positioned based on our bottom-up approach to stock selection and constructed to optimize use of the information advantage from our equity research. We continued to seek to provide high total return while being sensitive to the impact of capital gains tax on investors’ returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.7%
2.	Bank of America Corp.	2.8
3.	Verizon Communications, Inc.	2.8
4.	Microsoft Corp.	2.6
5.	Procter & Gamble Co.	2.5
6.	Norfolk Southern Corp.	2.5
7.	Wells Fargo & Co.	2.4
8.	Cisco Systems, Inc.	2.1
9.	Merck & Co., Inc.	2.1
10.	Abbott Laboratories	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	14.8%
Financials	12.9
Energy	11.0
Health Care	10.4
Consumer Staples	9.8
Industrials	8.8
Consumer Discretionary	8.4
Telecommunication Services	3.1
Materials	2.6
Utilities	2.5
U.S. Treasury Obligations	1.6
Short-Term Investment	14.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

12   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	4/16/01
Without Sales Charge		(35.03)%	(36.23)%	(20.17)%	(0.89)%	(1.35)%	(0.43)%	(0.37)%	(0.70)%	(0.21)%
With Sales Charge*		(38.45)	(39.59)	(22.53)	(1.96)	(2.42)	(1.34)	(0.91)	(1.24)	(0.66)
CLASS B SHARES	4/16/01
Without CDSC		(35.34)	(36.50)	(20.42)	(1.37)	(1.76)	(0.85)	(0.79)	(1.06)	(0.55)
With CDSC**		(40.34)	(41.50)	(23.67)	(1.80)	(2.20)	(1.21)	(0.79)	(1.06)	(0.55)
CLASS C SHARES	4/16/01
Without CDSC		(35.33)	(36.50)	(20.40)	(1.36)	(1.76)	(0.84)	(0.80)	(1.07)	(0.56)
With CDSC***		(36.33)	(37.50)	(21.05)	(1.36)	(1.76)	(0.84)	(0.80)	(1.07)	(0.56)
SELECT CLASS SHARES	12/18/96	(34.87)	(36.10)	(20.01)	(0.62)	(1.12)	(0.19)	(0.21)	(0.56)	(0.06)
INSTITUTIONAL CLASS SHARES	9/15/00	(34.73)	(36.55)	(18.68)	(0.48)	(1.25)	0.08	(0.13)	(0.67)	0.05

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns would have been different.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as a representation of the U.S. stock market. It includes 500 widely held common stocks. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   13

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 3.0%
79	Boeing Co.	4,134
150	United Technologies Corp.	8,228
		12,362
	Auto Components — 1.1%
257	Johnson Controls, Inc.	4,563
	Beverages — 2.0%
144	PepsiCo, Inc.	8,210
	Biotechnology — 2.4%
75	Celgene Corp. (a)	4,832
116	Gilead Sciences, Inc. (a)	5,313
		10,145
	Capital Markets — 5.5%
63	Ameriprise Financial, Inc.	1,368
216	Bank of New York Mellon Corp. (The)	7,050
44	Goldman Sachs Group, Inc. (The)	4,071
98	Merrill Lynch & Co., Inc.	1,829
282	Morgan Stanley	4,920
43	State Street Corp.	1,847
150	TD AMERITRADE Holding Corp. (a)	1,988
		23,073
	Chemicals — 2.5%
31	Monsanto Co.	2,799
119	Praxair, Inc.	7,767
		10,566
	Commercial Banks — 4.0%
195	U.S. Bancorp	5,811
321	Wells Fargo & Co.	10,934
		16,745
	Communications Equipment — 5.9%
575	Cisco Systems, Inc. (a)	10,214
338	Corning, Inc.	3,658
106	Juniper Networks, Inc. (a)	1,993
222	QUALCOMM, Inc.	8,497
		24,362
	Computers & Peripherals — 5.6%
61	Apple, Inc. (a)	6,605
223	Hewlett-Packard Co.	8,552
90	International Business Machines Corp.	8,395
		23,552
	Diversified Financial Services — 2.8%
493	Bank of America Corp.	11,912
	Diversified Telecommunication Services — 3.7%
280	AT&T, Inc.	7,498
276	Verizon Communications, Inc.	8,191
		15,689
	Electric Utilities — 3.1%
78	Edison International	2,785
81	Exelon Corp.	4,381
73	FirstEnergy Corp.	3,816
39	FPL Group, Inc.	1,847
		12,829
	Energy Equipment & Services — 1.5%
65	Baker Hughes, Inc.	2,286
76	Schlumberger Ltd.	3,926
		6,212
	Food & Staples Retailing — 4.0%
164	CVS/Caremark Corp.	5,030
196	Safeway, Inc.	4,165
111	SYSCO Corp.	2,906
88	Wal-Mart Stores, Inc.	4,911
		17,012
	Health Care Equipment & Supplies — 1.7%
63	C.R. Bard, Inc.	5,568
38	Covidien Ltd.	1,679
		7,247
	Health Care Providers & Services — 0.6%
105	Aetna, Inc.	2,614
	Hotels, Restaurants & Leisure — 0.9%
23	Carnival Corp.	595
115	Yum! Brands, Inc.	3,342
		3,937
	Household Products — 3.8%
53	Colgate-Palmolive Co.	3,330
197	Procter & Gamble Co.	12,718
		16,048
	Industrial Conglomerates — 2.2%
477	General Electric Co.	9,299
	Insurance — 2.4%
79	Aflac, Inc.	3,498
28	Axis Capital Holdings Ltd., (Bermuda)	801
30	Chubb Corp. (The)	1,535
38	MetLife, Inc.	1,266
11	RenaissanceRe Holdings Ltd., (Bermuda)	523
54	Travelers Cos., Inc. (The)	2,280
		9,903

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.2%
16	Amazon.com, Inc. (a)	933
	Internet Software & Services — 1.4%
13	Google, Inc., Class A (a)	4,807
78	Yahoo!, Inc. (a)	994
		5,801
	IT Services — 0.3%
41	Paychex, Inc.	1,170
	Machinery — 2.3%
124	Danaher Corp.	7,326
86	PACCAR, Inc.	2,516
		9,842
	Media — 3.9%
489	News Corp., Class A	5,203
503	Time Warner, Inc.	5,078
230	Walt Disney Co. (The)	5,945
		16,226
	Metals & Mining — 0.5%
57	Alcoa, Inc.	656
47	Freeport-McMoRan Copper & Gold, Inc.	1,360
		2,016
	Oil, Gas & Consumable Fuels — 11.1%
61	Apache Corp.	5,018
73	ConocoPhillips	3,822
57	Devon Energy Corp.	4,643
299	Exxon Mobil Corp.	22,177
28	Hess Corp.	1,684
72	Marathon Oil Corp.	2,104
81	Occidental Petroleum Corp.	4,476
69	XTO Energy, Inc.	2,469
		46,393
	Pharmaceuticals — 7.5%
191	Abbott Laboratories	10,538
235	Bristol-Myers Squibb Co.	4,821
345	Merck & Co., Inc.	10,688
356	Schering-Plough Corp.	5,162
		31,209
	Road & Rail — 2.9%
204	Norfolk Southern Corp.	12,254
	Semiconductors & Semiconductor Equipment — 1.3%
77	Altera Corp.	1,338
67	Lam Research Corp. (a)	1,493
137	Xilinx, Inc.	2,518
		5,349
	Software — 3.8%
558	Microsoft Corp.	12,463
188	Oracle Corp. (a)	3,443
		15,906
	Specialty Retail — 2.1%
141	Advance Auto Parts, Inc.	4,390
45	Lowe’s Cos., Inc.	971
185	Staples, Inc.	3,595
		8,956
	Textiles, Apparel & Luxury Goods — 1.8%
70	Coach, Inc. (a)	1,437
104	Nike, Inc., Class B	6,003
		7,440
	Tobacco — 1.4%
93	Altria Group, Inc.	1,785
94	Philip Morris International, Inc.	4,072
		5,857
	Total Long-Term Investments (Cost $433,103)	415,632
Short-Term Investment — 0.1%
	Investment Company — 0.1%
504	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $504)	504
	Total Investments — 99.3% (Cost $433,607)	416,136
	Other Assets in Excess of Liabilities — 0.7%	2,811
	NET ASSETS — 100.0%	$418,947

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   15

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 43.1%
	Collateralized Mortgage Obligations — 2.5%
	Agency CMO — 2.5%
1,562	Federal National Mortgage Association REMICS, Series 2002-36, Class FS, VAR, 3.76%, 11/25/08	1,558
253	Government National Mortgage Association, Series 2000-38, Class F, VAR, 4.68%, 11/20/08	251
	Total Collateralized Mortgage Obligations (Cost $1,815)	1,809
	Corporate Bond — 0.6%
	Diversified Financial Services — 0.6%
500	ZFS Finance USA Trust III, VAR, 3.97%, 12/15/08 (e)(i) (Cost $510)	441
	Municipal Bonds — 40.0%
	California — 4.2%
1,000	Riverside County Transportation Commission, Sales Tax Revenue, Series A-1, Rev., 5.00%, 12/01/09	1,027
1,000	State of California, Economic Recovery, Series B, GO, VAR, 5.00%, 03/01/10	1,022
1,000	State of California, Stem Cell Research and Cures, Series A, Class A, GO, VAR, 5.17%, 04/01/09	1,000
		3,049
	Florida — 3.8%
1,780	Florida Housing Finance Corp., Multi-Family Mortgage, Heritage Villas, Series F, Rev., 4.00%, 10/01/10	1,767
1,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.00%, 11/16/09	1,012
		2,779
	Illinois — 3.5%
1,500	Chicago Illinois Sales Tax Revenue, FGIC, 5.38%, 01/01/09	1,523
1,000	Illinois Educational Facilities Authority, University of Chicago, Series B, Rev., VAR, 4.05%, 07/01/09	1,013
		2,536
	Indiana — 1.3%
900	Shelbyville Individual Elementary School Building Corp., Rev., FSA, 5.75%, 01/15/09	916
	Kansas — 2.5%
1,700	Sedgwick County Unified School District No. 259, GO, MBIA, 5.50%, 09/01/10	1,784
	Louisiana — 1.2%
900	Louisiana Public Facilities Authority, Oshsner Clinich Foundation Project, Series B, Rev., 5.00%, 05/15/09	905
	Michigan — 1.2%
895	Michigan South Central Power Agency, Power Supply System Revenue, Rev., AMBAC, 5.00%, 11/01/08	895
	Minnesota — 2.6%
1,815	South Washington County Independent School District No. 833, Series A, GO, MBIA, 5.60%, 02/01/10	1,888
	Mississippi — 1.1%
750	Mississippi Development Bank, Special Obligation, Marshall County Correctional, Series C, Rev., 5.00%, 08/01/10	771
	Pennsylvania — 8.0%
1,125	Exeter Township, GO, AMBAC, 5.00%, 07/15/10	1,169
1,125	Pennsylvania Higher Educational Facilities Authority, Lasalle University, Series A, Rev., 5.00%, 05/01/10	1,126
2,000	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania, Rev., 5.00%, 08/01/10	2,078
1,500	Pennsylvania Turnpike Commission, Series A, Rev., BAN, AMBAC, 4.00%, 12/05/08	1,500
		5,873
	Puerto Rico — 2.0%
925	Children’s Trust Fund, Rev., 5.75%, 07/01/10 (p)	959
500	Puerto Rico Government Development Bank, Series B, Rev., 5.00%, 12/01/08	501
		1,460
	South Carolina — 0.5%
400	Tobacco Settlement Revenue Management Authority, Rev., 5.00%, 12/04/08	381
	Texas — 4.0%
1,200	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/08	1,200
1,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.00%, 08/01/10	968
210	San Leanna Educational Facilities Corp., Saint Edwards University Project, Rev., 4.25%, 06/01/10	208
500	Texas Municipal Gas Acquisition & Supply Corp., Series D, Rev., 5.00%, 12/15/08	498
		2,874

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Virginia — 0.5%
345	Stafford County Economic Development Authority, Public Facilities Project, Rev., GTY, 5.00%, 04/01/10	356
	Washington — 3.6%
500	Energy Northwest, Columbia Generator Project, Series E, Rev., 4.15%, 07/01/09	498
1,050	Port of Olympia, Series B, Class B, GO, AMT, FSA, 5.00%, 12/01/10	1,071
1,000	Port of Seattle, Sub Lien, Series B, Rev., FGIC, 5.50%, 09/01/09	1,012
		2,581
	Total Municipal Bonds (Cost $29,137)	29,048
	Total Long-Term Investments (Cost $31,462)	31,298
Short-Term Investments — 56.3%
	Municipal Bonds — 34.3%
	Alabama — 4.2%
1,000	Mobile Individual Development, Holnam Project, Series A, Rev., VRDO, LOC: Bayerische Landesbank, 1.80%, 11/04/08	1,000
2,100	University of Alabama, Birmingham, Series B, Rev., VRDO, 1.80%, 11/04/08	2,100
		3,100
	Colorado — 1.9%
1,400	Colorado Housing & Finance Authority, Series A-1, VRDO, 2.00%, 11/04/08	1,400
	District of Columbia — 4.0%
2,945	Catholic University of America, VRDO, LOC: Suntrust Bank, 3.50%, 11/04/08	2,945
	Florida — 2.7%
2,000	JEA, Water & Sewer Systems, Series A-2, Rev., VRDO, 1.75%, 11/04/08	2,000
	Georgia — 3.5%
2,600	De Kalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 1.75%, 11/04/08	2,600
	Illinois — 1.4%
1,000	University of Illinois Certificates of Participation, Utility Infrastructure Projects, VRDO, 2.00%, 11/06/08	1,000
	Maryland — 1.4%
1,000	Maryland Health & Higher Education Facilities Authority, Series A, Rev., VRDO, 1.30%, 11/04/08	1,000
	Massachusetts — 1.4%
1,000	Massachusetts Bay Transportation Authority, Massachusetts General Transportation System, Rev., VRDO, 2.50%, 11/15/08	1,000
	Michigan — 1.5%
1,100	Michigan Hospital Finance Authority, Ascension Health, Series B-8, Rev., VRDO, 1.10%, 11/04/08	1,100
	Nebraska — 1.4%
1,000	American Public Energy Agency Gas Supply, Series A, Rev., VRDO, 1.25%, 11/06/08	1,000
	North Carolina — 1.4%
1,000	County of Wake, Series A, GO, VRDO, 1.40%, 11/04/08	1,000
	Puerto Rico — 0.6%
400	Puerto Rico Highway & Transportation Authority, Series A, Rev., VRDO, LOC: Scotiabank, 2.25%, 11/05/08	400
	Rhode Island — 1.9%
1,400	Rhode Island Health & Education Building Corp., Higher Education Facility, Rev., VRDO, LOC: TD Banknorth N.A., 2.00%, 12/11/08	1,400
	Texas — 2.8%
1,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Rev., VRDO, LOC: U.S. Bank NA, 1.75%, 11/06/08	1,000
1,000	Texas Small Business Industrial Development Corp., Texas Public Facilities Capital Access, Rev., VRDO, LOC: Bank of America N.A., 2.05%, 11/05/08	1,000
		2,000
	Utah — 2.8%
1,000	Intermountain Power Agency, Power Supply, Series F, Rev., VRDO, AMBAC, 2.35%, 12/01/08	1,000
1,000	Utah Housing Corp., Series E-1, Class I, Rev., VRDO, 2.00%, 11/05/08	1,000
		2,000
	Wyoming — 1.4%
1,000	Sweetwater County Pollution Control, Pacificorp Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 1.49%, 11/05/08	1,000
	Total Municipal Bonds (Cost $24,945)	24,945

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   17

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	Investment Company — 22.0%
16,017	JPMorgan Tax Free Money Market Fund, Institutional Class Shares (b) (m) (Cost $16,017)	16,017
	Total Short-Term Investments (Cost $40,962)	40,962
	Total Investments — 99.4% (Cost $72,424)	72,260
	Other Assets in Excess of Liabilities — 0.6%	445
	NET ASSETS — 100.0%	$72,705

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
		Common Stocks — 98.1%
		Aerospace & Defense — 5.5%
5		General Dynamics Corp.	297
6		Lockheed Martin Corp.	499
			796
		Biotechnology — 6.4%
5		Celgene Corp. (a)	318
2		Genentech, Inc. (a)	182
9		Gilead Sciences, Inc. (a)	424
			924
		Capital Markets — 4.1%
1		BlackRock, Inc.	92
13		Charles Schwab Corp. (The)	249
—	(h)	Goldman Sachs Group, Inc. (The)	45
2		Northern Trust Corp.	131
2		T. Rowe Price Group, Inc.	93
			610
		Chemicals — 2.4%
1		Monsanto Co.	90
—	(h)	Potash Corp. of Saskatchewan, Inc., (Canada)	21
4		Praxair, Inc.	233
			344
		Commercial Banks — 1.5%
3		U.S. Bancorp	82
4		Wells Fargo & Co.	129
			211
		Communications Equipment — 4.8%
6		Cisco Systems, Inc. (a)	109
14		QUALCOMM, Inc.	534
1		Research In Motion Ltd., (Canada) (a)	47
			690
		Computers & Peripherals — 7.4%
3		Apple, Inc. (a)	280
9		Hewlett-Packard Co.	350
5		International Business Machines Corp.	427
			1,057
		Construction & Engineering — 0.2%
1		Jacobs Engineering Group, Inc. (a)	25
		Diversified Financial Services — 0.5%
3		Bank of America Corp.	67
		Electrical Components & Equipment — 1.0%
5		Amphenol Corp., Class A	151
		Electrical Equipment — 0.2%
—	(h)	First Solar, Inc. (a)	27
		Energy Equipment & Services — 3.1%
4		National Oilwell Varco, Inc. (a)	113
3		Schlumberger Ltd.	161
2		Transocean, Inc. (a)	134
3		Weatherford International Ltd. (a)	45
			453
		Food & Staples Retailing — 5.0%
13		Wal-Mart Stores, Inc.	728
		Food Products — 5.6%
6		General Mills, Inc.	397
5		Kellogg Co.	240
5		McCormick & Co., Inc. (Non-Voting)	166
			803
		Health Care Equipment & Supplies — 6.0%
1		Alcon, Inc., (Switzerland)	55
9		Baxter International, Inc.	562
6		Covidien Ltd.	252
			869
		Health Care Providers & Services — 3.1%
7		Express Scripts, Inc. (a)	449
		Hotels, Restaurants & Leisure — 4.6%
12		McDonald’s Corp.	668
		Internet & Catalog Retail — 0.8%
2		Amazon.com, Inc. (a)	116
		Internet Software & Services — 1.8%
1		Google, Inc., Class A (a)	256
		IT Services — 3.9%
1		MasterCard, Inc., Class A	155
3		Visa, Inc., Class A	147
17		Western Union Co. (The)	261
			563
		Life Sciences Tools & Services — 1.2%
1		Covance, Inc. (a)	52
3		Thermo Fisher Scientific, Inc. (a)	116
			168
		Media — 1.7%
11		DIRECTV Group, Inc. (The) (a)	246
		Metals & Mining — 0.2%
1		United States Steel Corp.	30

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   19

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 4.0%
3	Exxon Mobil Corp.	249
2	Hess Corp.	103
3	Occidental Petroleum Corp.	186
1	Petroleo Brasileiro S.A., (Brazil), ADR	30
		568
	Pharmaceuticals — 4.5%
9	Abbott Laboratories	505
3	Teva Pharmaceutical Industries Ltd., (Israel), ADR	146
		651
	Professional Services — 0.7%
2	FTI Consulting, Inc. (a)	104
	Real Estate Investment Trusts (REITs) — 1.8%
4	Digital Realty Trust, Inc.	137
3	Ventas, Inc.	120
		257
	Road & Rail — 4.7%
6	Burlington Northern Santa Fe Corp.	508
3	Norfolk Southern Corp.	171
		679
	Software — 3.3%
14	Activision Blizzard, Inc. (a)	169
5	Microsoft Corp.	116
10	Oracle Corp. (a)	191
		476
	Specialty Retail — 3.9%
1	AutoZone, Inc. (a)	83
12	TJX Cos., Inc.	318
7	Urban Outfitters, Inc. (a)	157
		558
	Textiles, Apparel & Luxury Goods — 1.9%
4	Nike, Inc., Class B	221
1	V.F. Corp.	58
		279
	Tobacco — 2.3%
8	Altria Group, Inc.	146
4	Philip Morris International, Inc.	181
		327
	Total Long-Term Investments (Cost $14,830)	14,150
Short-Term Investment — 1.1%
	Investment Company — 1.1%
164	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $164)	164
	Total Investments — 99.2% (Cost $14,994)	14,314
	Other Assets in Excess of Liabilities — 0.8%	108
	NET ASSETS — 100.0%	$14,422

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION(t)	VALUE($)
Long-Term Investments — 99.3%
	Municipal Bonds — 99.3%
	Alabama — 0.5%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.00%, 12/01/16 (m)	8,541
	Arizona — 4.9%
	Arizona Health Facilities Authority, Banner Health,
2,000	Series D, Rev., 5.00%, 01/01/11 (m)	2,039
2,000	Series D, Rev., 5.00%, 01/01/12 (m)	2,023
5,000	Series D, Rev., 5.00%, 01/01/17 (m)	4,837
2,500	Series D, Rev., 5.00%, 01/01/18 (m)	2,239
3,215	Series D, Rev., 5.00%, 01/01/18 (m)	2,854
3,000	Series D, Rev., 5.50%, 01/01/18 (m)	2,898
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 2.82%, 11/06/08 (m)	2,250
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.25%, 10/01/12 (m)	1,586
12,040	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.75%, 07/01/14 (m)	13,388
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.00%, 07/01/14 (m)	5,821
175	Arizona State University, Rev., AMBAC, 5.00%, 07/01/15 (m)	173
	City of Goodyear,
1,000	GO, FSA, 4.25%, 07/01/18	805
1,600	GO, FSA, 4.25%, 07/01/18	1,250
1,175	GO, FSA, 6.00%, 07/01/15	1,304
1,225	GO, FSA, 6.00%, 07/01/16	1,359
1,300	GO, FSA, 6.00%, 07/01/17	1,439
1,375	GO, FSA, 6.00%, 07/01/18	1,513
1,400	GO, FSA, 6.00%, 07/01/18	1,529
3,450	City of Phoenix, Series A, GO, 5.00%, 07/01/17	3,638
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.00%, 01/01/14	9,380
850	Maricopa County Elementary School District No. 28-Kyrene Elementary, School Improvement Project 2005, Series C, GO, 5.00%, 07/01/18	844
6,760	Maricopa County Unified School District No. 4-Mesa, School Improvement Project 2005, Series C, GO, 4.25%, 07/01/14	6,920
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, FGIC, 5.20%, 07/01/16	8,549
	Scottsdale IDA,
4,615	Series A, Rev., 5.00%, 09/01/12	4,587
2,250	Series A, Rev., 5.00%, 09/01/14	2,189
1,845	Scottsdale Municipal Property Corp., Rev., 5.00%, 07/01/17	1,956
3,500	Surprise Municipal Property Corp., Rev., 4.70%, 04/01/14	2,702
		90,072
	Arkansas — 1.0%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., FSA, 4.75%, 11/01/16	5,684
	City of Fort Smith, Water & Sewer,
2,880	Rev., FSA, 5.00%, 10/01/18	2,876
1,815	Rev., FSA, 5.00%, 10/01/18	1,800
8,000	State of Arkansas, Federal Highway Grant, Anticipated Tax Revenue, GO, 5.00%, 08/01/12 (m)	8,415
		18,775
	California — 8.0%
4,055	Bay Area Toll Authority, San Francisco Bay Area, Series F, Rev., 5.00%, 04/01/10 (m)	4,194
2,805	Burbank California Public Financing Authority, Golden State Redevelopment Project, Tax Allocation, Series A, FGIC, 5.00%, 12/01/17 (m)	2,711
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.25%, 10/01/18 (w)	1,531
2,000	Series C, Rev., 6.25%, 10/01/18 (w)	2,009
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.00%, 10/01/14 (m)	194
	California State Department of Water Resources,
850	Series A, Rev., MBIA, 5.25%, 05/01/12 (m)	899
5,000	Series A, Rev., 5.75%, 05/01/12 (m)	5,513
2,070	Series H, Rev., FSA-CR, 5.00%, 05/01/18 (m)	2,070
8,025	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-2, Rev., 7.00%, 12/01/11 (m)	8,960
2,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.50%, 06/01/14 (m)	2,017
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.25%, 10/01/16 (m)	1,045
2,025	Series E, Rev., 5.25%, 10/01/16 (m)	2,086

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
3,445	Center Unified School District, Election of 1991, Series D, GO, MBIA, Zero Coupon, 08/01/17 (m)	1,054
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., FSA-CR, AMBAC, Zero Coupon, 09/01/23	1,982
	City of Vallejo, Water Revenue,
1,690	Rev., MBIA, 5.00%, 05/01/16	1,657
1,370	Rev., MBIA, 5.00%, 05/01/16	1,279
750	El Camino Community College District, Election of 2002, Series B, GO, FGIC, 4.25%, 08/01/12	772
	Evergreen Elementary School District,
3,000	Series A, GO, FSA, 6.00%, 08/01/13	3,321
1,090	Series A, GO, FSA, 6.00%, 08/01/16	1,225
8,000	Golden State Tobacco Securitization Corp., Series 2003 A-1, Rev., 6.75%, 06/01/13	9,027
	Golden State Tobacco Securitization Corp., Asset Backed,
2,000	Series A-2, Rev., 7.90%, 06/01/13	2,348
1,350	Series A-4, Rev., 7.80%, 06/01/13	1,579
4,765	Series B, Rev., AMBAC, 5.00%, 06/01/13	5,028
3,550	Golden State Tobacco Securitization Corp., Enhanced Asset Backed, Series A-1, Rev., 4.50%, 06/01/17	2,826
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.50%, 08/01/20	2,575
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, Assured Guaranty Ltd., Zero Coupon, 08/01/14	4,420
5,845	GO, Assured Guaranty Ltd., Zero Coupon, 08/01/15	4,334
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.25%, 11/15/21	3,700
250	Los Altos School District, GO, AMBAC, 5.00%, 08/01/16	249
	Los Angeles Department of Airports, Ontario International,
2,790	Series A, Rev., MBIA, 4.50%, 05/15/10	2,785
3,080	Series A, Rev., MBIA, 4.50%, 05/15/12	2,990
	Los Angeles Unified School District,
1,000	Series A-1, GO, FSA, 5.00%, 07/01/17	1,029
2,750	Series B, GO, FGIC, 4.75%, 07/01/16	2,641
5,000	Menlo Park Community Development Agency, Las Pulgas Community Development Project, Tax Allocation, AMBAC, 5.50%, 06/01/10 (p)	5,356
1,220	San Diego Unified School District, Election of 1998, Series F-1, GO, FSA, 5.25%, 07/01/28	1,223
1,000	San Luis Obispo County Financing Authority, Nacimento Water Project, Series A, Rev., MBIA, 5.00%, 09/01/17	989
	Santa Monica Community College District, Election of 2007,
2,500	Series C, GO, FGIC, Zero Coupon, 08/01/11	2,257
1,500	Series C, GO, FGIC, Zero Coupon, 08/01/12	1,288
2,700	Saugus Union School District, GO, FGIC, 5.25%, 08/01/20	2,721
3,110	Simi Valley School Financing Authority, Rev., FSA, 5.00%, 08/01/17	3,109
	State of California,
3,775	GO, 5.00%, 02/01/14 (m) (p)	4,075
7,500	GO, 5.00%, 02/01/17 (m)	7,077
18,945	GO, 5.13%, 02/01/14 (m) (p)	20,567
6,045	University of California Regents Medical Center, Series A, Rev., MBIA, 4.75%, 05/15/15	5,721
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.50%, 05/15/14	1,021
		145,454
	Colorado — 2.1%
7,230	Arapahoe County School District No. 5 Cherry Creek, Improvement, GO, FSA, 5.00%, 12/15/13 (m)	7,718
5,000	Colorado Health Facilities Authority, Unrefunded Balance, Catholic Health, Series A, Rev., 5.50%, 03/01/12 (p)	5,354
8,000	Colorado Higher Education, COP, 5.50%, 11/01/18 (w)	7,870
1,000	Denver City & County, Airport, Series B, Rev., AMT, FGIC, 5.00%, 11/15/14	952
10,000	Jefferson County School District R-001, Series A, GO, FSA, 5.25%, 12/15/12	10,700
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.00%, 11/01/16 (p)	5,384
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.00%, 12/01/15	957
		38,935
	Connecticut — 2.4%
	City of Greenwich,
325	GO, 4.00%, 06/01/18	287
500	GO, 4.00%, 06/01/18	436
300	GO, 4.75%, 06/01/18	312

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Connecticut — Continued
200	GO, 5.00%, 06/01/18	207
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., MBIA, 5.00%, 07/01/17	910
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., MBIA , 5.25%, 08/01/19	258
1,290	Series A, Rev., MBIA , 5.25%, 08/01/20	1,313
	State of Connecticut,
3,000	GO, 5.00%, 03/15/14	3,193
12,990	Series B, GO, MBIA, 5.00%, 12/01/12	13,854
10,235	Series B, GO, MBIA, 5.00%, 06/01/14	10,941
3,500	Series B, GO, AMBAC, 5.25%, 06/01/19	3,678
8,375	State of Connecticut, Transportation Infrastructure, Series B, Special Tax, FSA, 5.38%, 10/01/10	8,813
		44,202
	Delaware — 0.2%
1,675	Delaware Transportation Authority, Motor Fuel Tax Revenue, Unrefunded Balance, Series B, Rev., AMBAC, 5.00%, 07/01/12	1,761
1,000	State of Delaware, Series C, GO, 5.00%, 03/01/21	1,025
		2,786
	District of Columbia — 0.2%
4,185	District of Columbia, Unrefunded Balance, Series A, GO, FSA, 5.50%, 06/01/09	4,287
	Florida — 5.3%
4,900	City of Gainesville, Utilities System, Series A, Rev., FSA, 5.00%, 10/01/15 (p)	5,296
7,060	Florida State Board of Education, Lottery, Series B, Rev., FGIC, 5.25%, 07/01/11	7,170
200	Florida State Department of Environmental Protection, Series A, Rev., FGIC, MBIA, 5.75%, 07/01/10	209
	Florida State Department of Environmental Protection, Florida Forever,
1,125	Series A, Rev., 5.00%, 07/01/10	1,157
3,140	Series A, Rev., MBIA, 5.38%, 07/01/12	3,247
5,000	Series C, Rev., AMBAC, 5.00%, 07/01/13	5,087
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.00%, 09/01/14	3,562
5,000	Highlands County Health Facilities Authority, Hospital Adventist Sunbelt, Series A, Rev., 6.00%, 11/15/11 (p)	5,474
10,000	Lee County, Airport, Series B, Rev., FSA, 5.75%, 10/01/10 (p)	10,713
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.00%, 10/01/13	110
2,000	Lee County, Transitional Facilities, Series A, Rev., AMBAC, 5.25%, 10/01/10	2,068
5,000	Miami-Dade County, Entitlement, Rev., FGIC, 5.00%, 08/01/10	5,137
2,560	Miami-Dade County, Health Facilities Authority, Miami Children’s Hospital, Series A, Rev., AMBAC, 5.63%, 08/15/11 (p)	2,752
	Miami-Dade County, School Board,
2,500	Series A, COP, FGIC, 5.00%, 05/01/17	2,460
3,405	Series D, COP, FSA-CR, FGIC, 5.00%, 08/01/13	3,236
	Miami-Dade County, Water & Sewer Systems,
5,000	Rev., XLCA, 5.00%, 10/01/17	4,752
6,000	Series B, Rev., FSA, 5.00%, 10/01/14	6,286
15,180	Series B, Rev., FSA, 5.00%, 10/01/15	15,828
4,570	Orange County Health Facilities Authority, Adventist Health System, Rev., AMBAC, 6.25%, 11/15/08	4,573
3,955	Palm Beach County, School Board, Series D, COP, FSA, 5.25%, 08/01/12	4,138
135	State of Florida, Department of Transportation, Right Of Way, Series A, GO, 5.00%, 07/01/14	143
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., FGIC, 5.25%, 10/01/16	2,637
		96,035
	Georgia — 5.7%
2,650	Bryan County School District, Sales Tax, GO, 5.00%, 08/01/10 (m)	2,759
450	County of Athens-Clarke, Rev., 5.38%, 12/05/08 (m) (p)	452
500	De Kalb County, School District, Series A, GO, 6.25%, 07/01/10 (p)	532
1,025	Fulton County School District, GO, 6.38%, 05/01/12	1,126
	Gwinnett County School District,
2,500	GO, 5.00%, 02/01/11	2,628
7,500	GO, 5.00%, 02/01/13	7,992
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.00%, 08/01/18	3,472
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.25%, 01/01/17	6,129

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — Continued
	Newton County School District,
1,400	GO, 5.00%, 04/01/11	1,468
2,300	GO, 5.00%, 04/01/12	2,425
	State of Georgia,
5,030	Series A, GO, 5.00%, 09/01/12	5,364
3,425	Series A, GO, 5.00%, 09/01/15	3,640
11,245	Series A-1, GO, 5.00%, 07/01/12	11,934
10,585	Series B, GO, 5.00%, 04/01/09	10,733
1,000	Series B, GO, 5.75%, 08/01/17	1,114
14,960	Series C, GO, 5.00%, 07/01/17	15,911
1,120	Series C, GO, 5.50%, 07/01/12	1,211
2,000	Series C, GO, 6.00%, 07/01/10	2,113
1,700	Series D, GO, 5.25%, 10/01/11	1,811
	State of Georgia Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., MBIA, 5.00%, 06/01/16	7,689
2,000	Rev., MBIA, 5.00%, 06/01/16	2,060
10,000	Series A, Rev., FSA, 5.00%, 06/01/18	10,445
		103,008
	Hawaii — 1.6%
	City & County of Honolulu, Second Bond Resolution,
2,500	Series A, Rev., FSA, 5.00%, 07/01/18	2,480
3,740	Series A, Rev., FSA, 5.00%, 07/01/18	3,690
4,915	Series A, Rev., FSA, 5.00%, 07/01/18	4,790
2,740	Series A, Rev., FSA, 5.00%, 07/01/18	2,685
	State of Hawaii,
5,515	Series CY, GO, FSA, 5.75%, 02/01/14	6,050
10,000	Series DD, GO, MBIA, 5.25%, 05/01/14	10,090
		29,785
	Idaho — 1.0%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.00%, 12/01/18 (w)	7,914
6,885	Idaho State Building Authority, Capitol Project, Rev., FGIC, 5.00%, 09/01/14	7,204
2,800	University of Idaho, Series A, Rev., VAR, FSA, 4.38%, 04/01/11	2,878
		17,996
	Illinois — 1.4%
3,200	Chicago Housing Authority, Rev., 5.38%, 07/01/12 (p)	3,443
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.00%, 01/01/16	4,859
2,500	Chicago Transit Authority, Federal Transit Administration, Section 5307, Rev., AMBAC, 5.00%, 12/01/16	2,538
	City of Chicago,
5,000	Rev., AMBAC, 5.50%, 01/01/11 (p)	5,336
140	Series A, GO, FSA, 5.00%, 01/01/13	148
5,000	City of Chicago, Emergency Telephone System, GO, FGIC, 5.25%, 01/01/14 (m)	5,246
3,000	City of Chicago, Sales Tax, Rev., FSA, 5.00%, 07/01/15	3,070
100	Metropolitan Pier & Exposition Authority, Prerefunded, Series 2002-A, Rev., FGIC, 5.50%, 06/15/18 (p)	107
1,160	State of Illinois, Sales Tax, Rev., 5.00%, 06/15/11	1,218
195	Will County School District No. 122, Series 2004-A, GO, FSA, 6.50%, 11/01/10 (p)	210
		26,175
	Indiana — 0.9%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., FGIC, 5.25%, 07/10/15 (m)	2,126
1,000	Hamilton Heights School Corp., First Mortgage, Rev., FSA, 5.00%, 01/15/13	1,056
160	Indiana Bond Bank, Special Program, Series D, Rev., FSA, 5.00%, 02/01/16	162
100	Indiana State Office Building Commission, Museum Facilities, Rev., MBIA, 5.00%, 07/01/09	102
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., AMBAC, 5.00%, 01/01/15	5,271
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.25%, 07/01/20	3,646
	South Bend Community School Corp., First Mortgage,
1,000	Rev., FSA, 4.00%, 07/05/11	1,025
1,350	Rev., FSA, 5.00%, 07/05/14	1,429
855	Rev., FSA, 5.00%, 01/05/16	895
1,030	Rev., FSA, 5.00%, 07/05/17	1,072
		16,784
	Iowa — 0.5%
7,820	Tobacco Settlement Authority of Iowa, Asset Backed, Series B, Rev., 5.60%, 06/01/11	8,270
	Kansas — 2.0%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	15,194

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kansas — Continued
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.00%, 10/01/15	1,821
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Series 1984, Rev., MBIA, Zero Coupon, 04/01/16 (p)	6,456
	Wyandotte County-Kansas City Unified Government,
8,930	Series 2004, Rev., AMBAC, 5.65%, 09/01/12	9,427
3,755	Series 2004, Rev., AMBAC, 5.65%, 09/01/14	3,969
		36,867
	Kentucky — 0.8%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., MBIA, 5.00%, 10/01/13 (p)	5,387
4,030	Rev., MBIA, 5.13%, 10/01/13 (p)	4,365
1,000	Kentucky State Property & Buildings Commission, Project No. 89, Rev., FSA, 5.00%, 11/01/18	981
165	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.25%, 11/01/09 (p)	170
4,050	Kentucky Turnpike Authority, Revitalization Project, Series A, Rev., AMBAC, 5.50%, 07/01/12	4,341
		15,244
	Louisiana — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	2,414
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	1,774
		4,188
	Maryland — 2.9%
1,430	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Rev., 6.75%, 07/01/10 (p)	1,547
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.00%, 01/15/14	2,849
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.00%, 06/01/13 (p)	1,116
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.00%, 03/01/14	1,583
2,500	Montgomery County, Construction and Public Improvement, Series A, GO, 5.00%, 05/01/09	2,542
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.25%, 02/15/14	7,174
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.50%, 08/01/13	1,256
	State of Maryland, State & Local Facilities Loan, Second Series,
8,080	GO, 5.00%, 08/01/11	8,542
6,700	GO, 5.00%, 08/01/13	7,020
8,000	GO, 5.00%, 08/01/15	8,584
10,000	Series A, GO, 5.00%, 08/01/10	10,446
		52,659
	Massachusetts — 5.0%
	Boston Housing Authority,
1,790	Rev., FSA, 5.00%, 04/01/15 (m)	1,861
1,770	Rev., FSA, 5.00%, 04/01/17 (m)	1,811
9,000	Commonwealth of Massachusetts, Series A, GO, 5.25%, 08/01/19	9,427
	Commonwealth of Massachusetts, Consolidated Lien,
3,050	Series C, GO, FSA, 5.50%, 11/01/10	3,221
4,100	Series C, GO, FGIC, 5.50%, 11/01/13	4,443
10,000	Series C, GO, FGIC, 5.50%, 11/01/14	10,884
10,450	Series D, GO, MBIA, 5.25%, 11/01/11 (p)	11,177
10,000	Series D, GO, MBIA, 5.25%, 11/01/11 (p)	10,695
5,000	Series E, GO, AMBAC, 5.00%, 11/01/16 (p)	5,405
2,000	Commonwealth of Massachusetts, Federal Highway, Series A, Rev., GAN, MBIA-IBC, 5.75%, 12/15/10	2,122
14,900	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.00%, 01/01/14 (p)	15,301
	Massachusetts Development Finance Agency, College of the Holy Cross,
1,000	Series B, Rev., 5.00%, 09/01/18	1,018
1,000	Series B, Rev., 5.00%, 09/01/18	1,008
1,100	Series B, Rev., 5.00%, 09/01/18	1,099
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.00%, 07/01/14	10,727
		90,199

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — 2.2%
1,000	Brandon School District, School Building & Site, GO, FSA, 5.00%, 05/01/16 (m)	1,036
540	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., FGIC, 5.25%, 07/01/16	553
250	City of Detroit, Water Supply System, Second Lien, Series A, Rev., MBIA, 5.25%, 07/01/16	238
	City of Detroit, Water Supply System, Senior Lien,
5,900	Series B, Rev., MBIA, 5.00%, 07/01/13	6,082
2,500	Series B, Rev., BHAC, 5.50%, 07/01/18	2,402
8,000	Detroit City School District, School Building & Site Improvement, Series A, GO, FGIC, 5.00%, 05/01/13 (p)	8,472
3,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.00%, 01/15/12	3,014
7,000	Michigan South Central Power Agency, Power Supply System Revenue, Rev., AMBAC, 5.00%, 11/01/08	7,000
3,000	State of Michigan, GO, 5.50%, 12/01/13	3,241
185	State of Michigan, Clean Michigan Initiative Program, GO, 5.00%, 11/01/09 (p)	191
5,000	State of Michigan, Environmental Program, Series A, GO, 5.25%, 05/01/13 (p)	5,418
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., FSA, 5.00%, 09/01/15	1,459
		39,106
	Minnesota — 1.9%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.00%, 04/01/12	3,094
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.00%, 03/01/13	9,197
	State of Minnesota,
10,000	GO, FSA, 5.00%, 08/01/13	9,970
5,000	GO, 5.00%, 08/01/16	5,341
6,760	Series C, GO, 5.00%, 08/01/16	7,222
		34,824
	Mississippi — 0.9%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Series 1984, Rev., Zero Coupon, 09/15/16 (p)	11,032
5,760	State of Mississippi, Series A, GO, 5.00%, 10/01/14	6,140
		17,172
	Missouri — 3.3%
	Cass County Reorganized School District No. R-2,
1,000	GO, 5.00%, 03/01/16 (m)	1,012
1,000	GO, 5.00%, 03/01/16 (m)	997
14,000	Missouri State Board of Public Buildings, Series A, Rev., 5.00%, 10/15/13	14,512
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.00%, 02/01/12	2,623
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.00%, 05/01/13	3,197
7,000	Series A, Rev., 5.00%, 05/01/16	7,376
18,635	Series B, Rev., 5.00%, 05/01/16	18,840
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.00%, 05/01/16	5,328
5,000	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.00%, 02/01/16	5,323
		59,208
	Nebraska — 1.0%
7,000	City of Lincoln, Electrical Systems, Rev., 5.00%, 09/01/12	7,406
	Nebraska Public Power District,
250	Series B, Rev., FSA, 5.00%, 01/01/17	260
600	Series B, Rev., FSA, 5.00%, 07/01/17	618
2,500	Series C, Rev., FGIC, 5.00%, 01/01/16	2,557
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.00%, 07/15/16	3,703
3,715	Rev., AMBAC, 5.00%, 07/15/16	3,759
		18,303
	Nevada — 1.9%
	Clark County, Flood Control,
7,175	GO, 5.00%, 11/01/10	7,498
5,450	GO, 5.00%, 11/01/13	5,783
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.00%, 01/01/16	5,705
6,075	Series B, Rev., AMBAC, 5.00%, 01/01/16	5,951
5,000	State of Nevada, Projects R9-A-R13-F, GO, FSA, 5.00%, 06/01/15	4,897
5,000	Truckee Meadows Water Authority, Rev., FSA, 5.00%, 07/01/16	5,147
		34,981

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Jersey — 1.8%
140	Essex County Improvement Authority, County Correctional Facilities Project, Rev., FGIC, 5.75%, 10/01/10 (p)	148
	Garden State Preservation Trust,
1,000	Series A, Rev., FSA, 5.25%, 11/01/13 (p)	1,090
6,000	Series A, Rev., FSA, 5.80%, 11/01/15	6,495
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.38%, 06/15/14	5,244
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.00%, 09/01/15	7,996
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series C, Rev., FSA-CR, 5.50%, 06/15/13 (p)	5,478
3,000	State of New Jersey, Series N, GO, AMBAC, 5.50%, 07/15/14	3,256
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, Rev., FSA, Zero Coupon, 12/01/20	1,032
3,080	Tobacco Settlement Financing Corp., Series 1A, Rev., 4.50%, 06/01/17	2,480
		33,219
	New Mexico — 1.7%
5,000	Albuquerque Municipal School District No. 12, GO, 5.00%, 08/01/14 (m)	5,297
	New Mexico Finance Authority, Senior Lien,
7,000	Series A, Rev., MBIA, 5.25%, 06/15/14	7,277
1,625	Series B, Rev., 5.00%, 06/01/18 (w)	1,607
1,690	Series B, Rev., 5.00%, 06/01/18 (w)	1,661
1,820	Series B, Rev., 5.00%, 06/01/18 (w)	1,766
1,965	Series B, Rev., 5.00%, 06/01/18 (w)	1,882
10,735	State of New Mexico, Series A-1, Rev., 4.00%, 07/01/13	10,821
		30,311
	New York — 9.5%
	Briarcliff Manor, Public Improvement,
285	Series A, GO, FSA, 5.00%, 09/01/13 (m)	305
100	Series A, GO, FSA, 5.00%, 09/01/14 (m)	107
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., FSA, 5.75%, 05/01/18	3,096
1,550	Erie County Water Authority, Rev., 5.00%, 12/01/16	1,641
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.50%, 11/15/18	1,056
5,000	Series A, Rev., MBIA, 5.25%, 10/01/10 (p)	5,276
5,000	Series A, Rev., FGIC, 5.25%, 11/15/11 (p)	5,354
6,000	Series A, Rev., AMBAC, 5.50%, 11/15/14	6,325
1,040	Series A, Rev., FGIC, 6.13%, 04/01/10 (p)	1,097
7,135	Series B, Rev., MBIA, 5.00%, 11/15/16	7,120
	New York City Municipal Water Finance Authority,
15,300	Rev., 5.50%, 06/15/10 (p)	16,219
380	Series AA, Rev., 5.00%, 06/15/17	397
2,500	Series CC, Rev., 5.00%, 06/15/18	2,368
5,985	Series DD, Rev., 4.50%, 06/15/18	4,949
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.00%, 06/15/16	2,598
400	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., FGIC, 5.00%, 07/15/16	415
11,285	New York City Transitional Finance Authority, Future Tax Secured, Series C, Rev., 5.88%, 05/01/10 (p)	11,988
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.00%, 07/01/15	5,727
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.00%, 03/15/18	10,071
6,500	Series C, Rev., 5.00%, 12/15/16	6,534
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., FSA, 5.00%, 02/15/14	3,768
2,220	Series D, Rev., FSA, 5.00%, 08/15/14	2,328
510	Series D, Rev., FSA, 5.00%, 02/15/17	518
4,395	Series D, Rev., 5.00%, 07/01/18	4,324
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., MBIA, 5.00%, 10/01/13	420
510	Series A, Rev., MBIA, 5.00%, 10/01/14	535
675	Series A, Rev., MBIA, 5.00%, 10/01/15	705
1,360	Series A, Rev., MBIA, 5.00%, 10/01/16	1,377
2,000	New York State Dormitory Authority, State University Dormitory Facilities, Series A, Rev., 5.00%, 07/01/18	1,821
3,000	New York State Dormitory Authority, State University Educational Facilities, Rev., FGIC, 5.25%, 05/15/10 (p)	3,167
	New York State Environmental Facilities Corp.,
1,010	Rev., FSA, 5.75%, 06/15/12	1,093
2,430	Series A, Rev., 5.25%, 12/15/18	2,569
1,165	Series E, Rev., MBIA, 6.00%, 06/15/10	1,227

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Series C, Rev., 5.00%, 06/15/17	10,289
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.00%, 06/15/16	2,305
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.00%, 06/15/13	5,312
	New York State Thruway Authority,
5,000	Series A, Rev., 5.50%, 03/15/12 (p)	5,391
2,535	Series B, Rev., AMBAC, 5.00%, 10/01/15	2,594
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., 5.25%, 07/01/18	14,585
200	Sachem Central School District of Holbrook, GO, FGIC, 5.00%, 10/15/16	211
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.25%, 10/15/14	5,015
5,000	Tobacco Settlement Financing Authority, Asset Backed, Series B, Rev., 5.00%, 06/01/11	5,211
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., Zero Coupon, 07/15/17 (p)	5,500
		172,908
	North Carolina — 1.6%
	City of High Point,
1,000	Rev., FSA, 5.00%, 11/01/18	994
1,170	Rev., FSA, 5.00%, 11/01/18	1,159
2,750	Gaston County, School, GO, FSA, 4.25%, 04/01/16	2,535
1,020	Iredell County, School Project, COP, AMBAC, 5.00%, 06/01/16	1,056
2,950	Mecklenburg County, Public Improvement, Series B, GO, 5.00%, 02/01/15	3,163
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., GTY, 5.25%, 01/01/18	2,527
225	North Carolina Municipal Power Agency No. 1, Catawba Electric, Rev., MBIA, 6.00%, 01/01/11	234
	State of North Carolina,
6,755	Rev., MBIA, 5.00%, 03/01/12	7,109
10,000	Series B, GO, 5.00%, 04/01/14	10,724
		29,501
	Ohio — 2.9%
5,000	American Municipal Power - Ohio, Inc., Prepayment, Series A, Rev., 5.00%, 02/01/10 (m)	4,896
15,170	Buckeye Tobacco Settlement Financing Authority, Asset Backed, Series A-2, Rev., 5.13%, 06/01/17 (m)	11,832
1,715	City of Cleveland, Rev., FSA, 5.25%, 09/15/18	1,760
1,390	City of Cleveland, Parking Facilities, Series A, GO, AMBAC, 5.00%, 10/01/14	1,459
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.00%, 07/01/14	8,252
2,000	City of Columbus, Various Purpose, Series D, GO, 5.00%, 12/15/11	2,122
180	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 11/15/15	146
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipated Bonds, Rev., AMBAC, 5.00%, 12/01/15	202
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, MBIA, 5.63%, 12/01/11 (p)	216
225	Kettering City School District, School Improvement, GO, FSA, 5.00%, 12/01/14	221
2,110	Olentangy Local School District, Refunded Balance, GO, 5.00%, 12/01/09 (p)	2,205
3,000	State of Ohio, Common Schools, Series B, GO, 5.00%, 03/15/14	3,137
	State of Ohio, Higher Education,
9,000	Series II-A, Rev., 5.50%, 12/01/10	9,536
3,260	Series II-A, Rev., MBIA-IBC, 5.50%, 12/01/10	3,448
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.00%, 11/01/17	2,730
		52,162
	Oregon — 1.2%
5,000	City of Portland, Sewer Systems, Series A, Rev., FGIC, 5.75%, 08/01/10 (p)	5,290
2,000	City of Portland, Sewer Systems, First Lien, Series A, Rev., FSA, 5.00%, 10/01/10	2,090
1,500	Clackamas County, School District No. 12, GO, FSA, GTY, 5.00%, 06/15/18	1,568
1,500	Deschutes County Administrative School, District No. 1, GO, FSA, 5.00%, 06/15/11	1,579

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oregon — Continued
10,060	Oregon State Department of Administrative Services, Rev., FSA, 5.00%, 09/01/12	10,683
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.00%, 11/15/17	1,324
		22,534
	Pennsylvania — 5.4%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.00%, 09/01/14 (m)	5,522
1,000	Allegheny Valley Joint School District, Series A, GO, MBIA, 5.00%, 11/01/14 (m)	1,014
5,000	Altoona City Authority, Rev., FSA, 5.25%, 11/01/18 (m)	5,173
2,165	Central Bucks School District, GO, FGIC, 5.00%, 05/15/15 (m)	2,291
	City of Pittsburgh,
5,850	Series A, GO, FSA, 5.00%, 09/01/11	6,055
9,475	Series A, GO, FSA, 5.00%, 09/01/12	9,830
	Commonwealth of Pennsylvania, First Series,
1,000	GO, 5.00%, 10/01/13	1,066
14,865	GO, 5.00%, 05/15/18	15,528
10,335	Series A, GO, 5.00%, 11/01/17	10,372
9,265	County of Allegheny, Series C-57, GO, FGIC, 5.00%, 11/01/14 (m)	9,508
7,135	County of Chester, GO, 5.00%, 07/15/17 (m)	7,227
5,545	East Stroudsburg Area School District, GO, FSA, 5.00%, 09/01/17	5,525
1,315	Haverford Township School District, GO, FSA, 5.25%, 03/15/16	1,400
1,060	Marple Newtown School District, GO, FSA, 5.00%, 03/01/16	1,101
1,000	Northampton County General Purpose Authority, Lafayette College, Rev., 4.50%, 11/01/18	878
	Pennsylvania Turnpike Commission,
10,000	Series A, Rev., BAN, AMBAC, 4.00%, 12/05/08	10,004
2,070	Series A, Rev., FSA-CR-AMBAC, 5.00%, 12/01/16	2,116
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Series 2007, Rev., VAR, 2.66%, 12/01/08	1,815
2,050	Seneca Valley School District, GO, FSA, 5.00%, 07/01/13	2,180
		98,605
	Puerto Rico — 0.4%
2,500	Puerto Rico Infrastructure Financing Authority, Series A, Special Obligation Bonds, Rev., 5.50%, 10/01/10	2,502
5,000	Puerto Rico Public Buildings Authority, Series 2002, Rev., CIFG-TCRS, 5.25%, 07/01/12 (p)	5,318
		7,820
	South Carolina — 2.1%
200	Charleston County, Public Facilities Corp., COP, MBIA, 5.00%, 06/01/12 (m)	211
	City of Columbia, Waterworks & Sewer System,
1,000	Rev., 5.70%, 02/01/10	1,042
1,960	Rev., 6.00%, 02/01/10 (p)	2,050
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., Assured Guaranty Ltd., 5.00%, 01/01/17	13,450
7,000	Series A3, Rev., Assured Guaranty Ltd., 5.00%, 01/01/18	7,056
15,000	Tobacco Settlement Revenue Management Authority, Rev., 5.00%, 12/05/08	14,306
		38,115
	Tennessee — 1.2%
2,325	City of Memphis, General Improvement, GO, MBIA, 5.25%, 10/01/18	2,414
2,070	City of Memphis, Sewer System, Rev., FSA, 5.00%, 05/01/17	2,186
5,000	Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Series B, Rev., AMBAC, 5.50%, 11/01/12 (p)	5,437
1,000	Metropolitan Government Nashville & Davidson County, Series A, GO, MBIA, 5.00%, 01/01/16	1,054
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.00%, 10/01/18	8,498
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/13	2,662
		22,251
	Texas — 7.6%
12,700	Bell County, GO, 5.00%, 02/15/12 (m)	13,141
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., FSA, 5.38%, 10/01/12	214
4,485	City of Garland, Series A, GO, 5.00%, 02/15/18	4,417
5,000	City of Houston Junior Lien, Series B, Rev., AMBAC, 5.75%, 12/01/12 (p)	5,462
200	City of Laredo, International Tool Bridge, Series B, Rev., FSA, 5.00%, 10/01/13	212

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.00%, 02/01/13	4,220
185	Collin County, Tax Refund, GO, 5.00%, 02/15/15	187
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.38%, 01/01/13	6,276
1,075	County of Bexar, GO, 5.25%, 06/15/17 (m)	1,085
	Dallas Area Rapid Transit, Senior Lien,
8,935	Rev., AMBAC, 5.00%, 12/01/11 (p)	9,500
4,620	Rev., 5.00%, 12/01/18	4,639
3,000	Rev., 5.25%, 12/01/18	2,800
3,000	Dallas County Community College District, GO, 5.00%, 02/15/14	3,187
	Dallas Independent School District, Maintenance Tax Notes,
3,470	GO, 5.00%, 02/15/13	3,662
2,085	GO, 5.00%, 02/15/15	2,204
	Deer Park Independent School District, Limited Tax,
1,000	GO, FSA, 3.50%, 02/15/14	979
1,000	GO, FSA, 4.00%, 02/15/15	994
1,020	GO, FSA, 5.25%, 02/15/17	1,027
1,000	GO, FSA, 5.25%, 02/15/17	1,000
1,000	GO, FSA, 5.25%, 02/15/17	994
665	La Joya Independent School District, GO, PSF-GTD, 5.00%, 02/15/16	693
	Longview Independent School District, Capital Appreciation,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,260
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	1,673
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	2,763
1,000	Lower Colorado River Authority, Transmission Services, Series A, Rev., MBIA, 5.00%, 05/15/16	945
	North East Independent School District, Capital Appreciation, School Building,
2,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	2,167
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,181
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,024
	North Texas Municipal Water District,
2,030	Rev., 5.00%, 06/01/15	2,140
2,130	Rev., 5.00%, 06/01/16	2,231
2,230	Rev., 5.00%, 06/01/17	2,319
2,340	Rev., 5.00%, 06/01/18	2,405
2,695	Rev., 5.00%, 06/01/18	2,693
2,955	Rev., 5.00%, 06/01/18	2,910
3,405	Rev., 5.00%, 06/01/18	3,300
110	Plano Independent School District, GO, PSF-GTD, 4.75%, 02/15/10	113
	San Jacinto Community College District,
1,330	GO, AMBAC, 5.00%, 02/15/17	1,351
390	GO, AMBAC, 5.00%, 02/15/17	392
5,000	State of Texas, Public Finance Authority, Series A, GO, 5.00%, 10/01/09	5,148
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.00%, 08/01/18	2,549
4,340	Series A, GO, 5.00%, 08/01/18	4,392
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.00%, 02/15/15	1,328
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., AMBAC, 5.00%, 08/01/14	1,577
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.00%, 04/01/16	5,145
	Texas State University Systems,
1,000	Series A, Rev., AMBAC, 5.50%, 03/15/16	1,054
250	Series A, Rev., AMBAC, 5.50%, 03/15/16	260
8,780	Trinity River Authority, Texas Regional Water, Rev., 5.00%, 08/01/12	9,273
3,000	University of Texas, Financing System, Series B, Rev., 5.00%, 08/15/16	3,048
2,500	University of Texas, Systems Financing, Series B, Rev., 5.25%, 08/15/17	2,678
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.00%, 03/01/18	2,277
1,215	Series C, Rev., 5.00%, 03/01/18	1,204
		138,693
	Utah — 0.9%
2,500	Ogden City, Rev., FSA, 4.50%, 06/15/18	1,992
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.00%, 07/01/16	1,742
10,000	Utah Transit Authority, Series A, Rev., FSA, 5.00%, 12/15/12 (p)	10,675
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.00%, 07/01/14	2,146
		16,555

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Vermont — 0.4%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.00%, 10/01/17	4,236
2,355	Rev., AMBAC, 5.00%, 10/01/17	2,348
		6,584
	Virginia — 3.6%
5,000	City of Newport News, Series B, GO, 5.25%, 02/01/16	5,408
1,360	City of Richmond, Public Improvement, GO, FGIC, 5.50%, 07/15/09	1,395
5,180	County of Arlington, Public Improvement, GO, 5.00%, 01/15/16 (m)	5,541
16,685	County of Fairfax, Public Improvement, Series B, GO, 5.00%, 10/01/12	17,820
	Fairfax County Economic Development Authority, Route 28 Project, Special Tax,
1,500	5.00%, 04/01/15	1,590
1,005	5.00%, 04/01/16	1,061
1,935	5.00%, 04/01/17	2,029
1,655	5.00%, 04/01/18	1,719
6,495	Fairfax County, Public Improvement, Series A, GO, 5.00%, 04/01/18	6,597
7,000	Tobacco Settlement Financing Corp., Asset Backed Securities, Rev., 5.63%, 06/01/15 (p)	7,650
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.00%, 05/15/14	3,105
5,330	Virginia Public Building Authority, Series A, Rev., 5.00%, 08/01/14	5,681
	Virginia Public School Authority, School Financing, 1997 Resolution,
3,000	Series A, Rev., 5.00%, 08/01/11	3,163
2,565	Series B, Rev., 5.25%, 08/01/17	2,755
		65,514
	Washington — 0.4%
2,000	City of Tacoma, Series B, GO, MBIA, Zero Coupon, 12/01/16	1,322
200	Energy Northwest, Project 1, Series A, Rev., MBIA, 5.25%, 07/01/13	214
5,000	King County School District No. 414 Lake Washington, GO, FSA, 5.00%, 12/01/17	5,030
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., FSA, 5.25%, 08/15/18	1,159
		7,725
	West Virginia — 0.5%
8,380	State of West Virginia, State Roads, GO, MBIA, 5.75%, 06/01/10 (p)	8,907

	Wisconsin — 0.3%
700	Milwaukee County, Series A, GO, MBIA, 5.00%, 10/01/11	737
3,800	Wisconsin Health & Education Facilities, 4.42%, 10/01/27 (i)	3,756
		4,493
	Wyoming — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.00%, 10/01/14	149

	Total Long-Term Investments (Cost $1,861,082)	1,809,902

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 8.5%
	Investment Company — 8.5%
155,891	JPMorgan Tax Free Money Market Fund, Institutional Class Shares (b) (Cost $155,891)	155,891
	Total Investments — 107.8% (Cost $2,016,973)	1,965,793
	Liabilities in Excess of Other Assets — (7.8)%	(142,830)
	NET ASSETS — 100.0%	$1,822,963

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.77% at termination	90 day CPIU at termination	09/02/10	$2,000	$(116)
Barclays Bank plc	2.99% at termination	90 day CPIU at termination	01/15/11	25,000	(2,252)
Barclays Bank plc	2.82% at termination	90 day CPIU at termination	02/13/11	500	(40)
Barclays Bank plc	2.96% at termination	90 day CPIU at termination	04/15/11	20,000	(1,961)
Barclays Bank plc	2.97% at termination	90 day CPIU at termination	06/14/11	2,000	(181)
Barclays Bank plc	2.94% at termination	90 day CPIU at termination	06/15/11	3,000	(267)
Barclays Bank plc	2.89% at termination	90 day CPIU at termination	08/25/11	25,000	(2,191)
Barclays Bank plc	2.49% at termination	90 day CPIU at termination	10/12/11	50,000	(3,360)
Barclays Bank plc	2.03% at termination	90 day CPIU at termination	09/16/12	100,000	(6,304)
Barclays Bank plc	2.76% at termination	90 day CPIU at termination	09/16/12	1,500	(95)
Barclays Bank plc	3.00% at termination	90 day CPIU at termination	01/15/13	20,000	(1,783)
Barclays Bank plc	2.86% at termination	90 day CPIU at termination	02/13/13	500	(36)
Barclays Bank plc	2.54% at termination	90 day CPIU at termination	03/19/13	50,000	(2,898)
Barclays Bank plc	2.95% at termination	90 day CPIU at termination	06/14/13	2,000	(151)
Barclays Bank plc	2.92% at termination	90 day CPIU at termination	06/15/13	3,000	(221)
Barclays Bank plc	2.57% at termination	90 day CPIU at termination	07/15/13	25,000	(1,335)
Barclays Bank plc	2.90% at termination	90 day CPIU at termination	08/25/13	25,000	(2,073)
Barclays Bank plc	2.57% at termination	90 day CPIU at termination	01/15/14	50,000	(2,608)
Barclays Bank plc	2.99% at termination	90 day CPIU at termination	01/15/14	25,000	(2,009)
Barclays Bank plc	2.92% at termination	90 day CPIU at termination	01/15/15	25,000	(2,124)
Barclays Bank plc	3.01% at termination	90 day CPIU at termination	01/15/15	20,000	(1,847)
Barclays Bank plc	2.61% at termination	90 day CPIU at termination	03/19/15	50,000	(3,012)
Barclays Bank plc	2.68% at termination	90 day CPIU at termination	10/12/15	50,000	(3,070)
Barclays Bank plc	3.00% at termination	90 day CPIU at termination	01/15/16	25,000	(2,375)
Barclays Bank plc	2.94% at termination	90 day CPIU at termination	06/14/16	5,000	(431)
Barclays Bank plc	2.93% at termination	90 day CPIU at termination	06/15/16	3,000	(255)
Barclays Bank plc	2.68% at termination	90 day CPIU at termination	07/15/16	25,000	(1,648)
Barclays Bank plc	2.72% at termination	90 day CPIU at termination	01/15/17	50,000	(3,338)
Barclays Bank plc	2.81% at termination	90 day CPIU at termination	10/12/19	50,000	(2,508)
BNP Paribas	3 month LIBOR quarterly	3.99% semi-annually	05/15/13	207,200	2,625
BNP Paribas	3 month LIBOR quarterly	4.51% semi-annually	11/15/13	155,600	4,838
BNP Paribas	3 month LIBOR quarterly	4.11% semi-annually	02/15/14	205,668	2,376
BNP Paribas	3 month LIBOR quarterly	4.42% semi-annually	02/15/14	310,000	8,084
BNP Paribas	2.71% at termination	90 day CPIU at termination	05/09/14	50,000	(1,961)
BNP Paribas	2.75% at termination	90 day CPIU at termination	05/01/28	25,000	(1,552)
Goldman Sachs Capital Management	90 day CPIU at termination	2.75% at termination	08/01/13	100,000	(8,364)
Goldman Sachs Capital Management	3 month LIBOR quarterly	4.53% semi-annually	11/15/14	316,400	7,719
Goldman Sachs Capital Management	3.08% at termination	90 day CPIU at termination	07/23/15	100,000	(11,934)
Goldman Sachs Capital Management	3.02% at termination	90 day CPIU at termination	07/23/18	100,000	(11,646)
Goldman Sachs Capital Management	2.90% at termination	90 day CPIU at termination	07/23/28	50,000	(6,920)
Goldman Sachs Capital Management	2.80% at termination	90 day CPIU at termination	08/04/28	50,000	(6,287)
Royal Bank of Scotland	2.49% at termination	90 day CPIU at termination	08/07/10	100,000	(6,807)
Royal Bank of Scotland	2.33% at termination	90 day CPIU at termination	08/28/10	100,000	(7,198)
Royal Bank of Scotland	3 month LIBOR quarterly	3.43% semi-annually	10/15/10	80,100	1,007

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Royal Bank of Scotland	3 month LIBOR quarterly	3.80% semi-annually	04/30/13	$150,362	$786
Royal Bank of Scotland	2.74% at termination	90 day CPIU at termination	07/31/13	150,000	(10,368)
Royal Bank of Scotland	2.14% at termination	90 day CPIU at termination	09/15/13	100,000	(4,908)
					$(100,999)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
BNP Paribas (†)	United States Treasury Note, 3.63%, 05/15/13	$101.67	11/14/08	$200,000	$(4,744)
BNP Paribas (†)	United States Treasury Note, 4.00%, 02/15/14	103.02	11/14/08	197,000	(4,998)
BNP Paribas (†)	United States Treasury Note, 4.00%, 02/15/14	102.68	12/30/08	300,000	(7,503)
BNP Paribas (†)	United States Treasury Note, 4.25%, 11/15/13	103.22	12/30/08	150,000	(4,789)
BNP Paribas (†)	United States Treasury Note, 4.25%, 11/15/14	103.69	12/30/08	300,000	(8,600)
Royal Bank of Scotland (†)	United States Treasury Note, 4.13%, 04/30/13	100.74	12/15/08	145,000	(1,619)
Royal Bank of Scotland (†)	United States Treasury Note, 4.25%, 11/15/13	103.33	12/16/08	67,100	(1,191)
					$(33,444)

(†)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price at expiration.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   33

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 94.7%
	Collateralized Mortgage Obligation — 0.4%
	Non-Agency CMO — 0.4%
975	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.97%, 06/25/34 (Cost $986)	957
	Corporate Bond — 0.5%
	Commercial Banks — 0.5%
1,400	Deutsche Bank Capital Funding Trust I, VAR, 7.87%, 06/30/09 (e) (x) (Cost $1,600)	1,184
	Foreign Government Security — 0.5%
1,350	National Agricultural Cooperative Federation, (South Korea), VAR, 5.75%, 06/18/09 (Cost $1,398)	1,180
	Municipal Bonds — 93.3%
	Alabama — 2.9%
5,000	Alabama State Dock Authority, Series B, Rev., MBIA, 5.00%, 10/01/10	5,147
1,570	Huntsville Madison County Airport Authority, Rev., FSA, 5.00%, 07/01/14	1,525
		6,672
	Arizona — 1.0%
2,600	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 2.82%, 02/01/13	2,340
	Arkansas — 1.5%
3,490	City of Fort Smith, Water and Sewer Construction, Rev., FSA, 5.00%, 10/01/18	3,513
	California — 1.6%
1,000	California Health Facilities Financing Authority, Stanford Hospital, Series A-3, Rev., 3.45%, 06/15/11	1,001
2,180	Golden State Tobacco Securitization Corp., Enhanced Asset Backed, Series A-1, Rev., 4.50%, 06/01/17	1,736
1,110	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.00%, 11/15/09	1,096
		3,833
	Colorado — 2.2%
2,500	Colorado Health Facilities Authority, Evangelical Lutheran, Series B, Rev., VAR, 3.75%, 06/01/09	2,507
2,700	Denver City & County, Airport, Floating Rate Certificates, Series A2, Rev., VAR, 5.25%, 11/15/08	2,716
		5,223
	Delaware — 2.3%
5,000	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.25%, 07/01/12	5,345
	Florida — 14.2%
5,000	Citizens Property Insurance Corp. High Risk Account, Series A, Rev., MBIA, 5.00%, 03/01/12	5,089
2,000	Florida Housing Finance Corp., Multi-Family Mortgage, Heritage Villas, Series F, Rev., 4.00%, 10/01/10	1,985
10,000	Florida Hurricane Catastrophe Fund, Series A, Rev., 5.00%, 07/01/11	10,418
2,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.00%, 11/16/09	2,024
3,250	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.00%, 04/01/12	3,355
1,785	Miami-Dade County, Capital Asset Acquisition, Series A, Rev., AMBAC, 5.00%, 04/01/14	1,834
5,000	Miami-Dade County, Water & Sewer Systems, Series B, Rev., FSA, 5.00%, 10/01/14	5,238
3,225	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.00%, 08/01/11	3,283
		33,226
	Georgia — 0.7%
1,680	Fulton County Hospital Authority, Health System, Catholic Health East, Series A, Rev., MBIA, 5.50%, 11/15/08	1,682
	Idaho — 2.8%
6,045	Idaho Housing & Finance Association, Series A, Rev., Assured Guaranty Ltd., 5.25%, 07/15/14	6,531
	Illinois — 2.5%
1,700	Chicago Illinois Sales Tax Revenue, Series 1999, FGIC, 5.38%, 01/01/09 (p)	1,726
1,545	Chicago Transit Authority, Federal Transit Administration, Rev., Assured Guaranty Ltd., 5.00%, 06/01/14	1,628
2,440	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.35%, 06/01/13	2,398
		5,752

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kansas — 2.2%
3,500	Sedgwick County Unified School District No. 259, GO, MBIA, 5.50%, 09/01/10	3,673
1,500	Wyandotte County-Kansas City Unified Government, Sales Tax, 1st Lien, Series C, Rev., LOC: Citibank, N.A., 3.85%, 12/01/13	1,499
		5,172
	Louisiana — 0.2%
510	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.00%, 05/15/11	514
	Massachusetts — 1.3%
3,000	Massachusetts State Turnpike Authority, Series A, Rev., MBIA, 5.00%, 12/04/08	3,001
	Michigan — 4.8%
10,920	City of Detroit, Sewer Disposal, Series 2006, Rev., VAR, FSA, 3.20%, 01/02/09	7,425
1,000	Michigan Higher Education Student Loan Authority, Student Loans, Series XVII-I, Rev., AMBAC, 3.30%, 03/01/09	998
2,825	Wayne County Airport Authority, Rev., FGIC, 5.00%, 12/01/14	2,884
		11,307
	Minnesota — 2.6%
5,555	State of Minnesota, GO, 5.00%, 10/01/15	5,955
	Mississippi — 0.5%
1,060	Mississippi Development Bank Special Obligation, Marshal County Correctional Facility, Series C, Rev., 5.00%, 08/01/11	1,094
	Missouri — 2.3%
5,000	Kansas City, Streetlight Project, Series A, GO, MBIA, 5.00%, 02/01/13	5,286
	Nebraska — 0.5%
1,160	Nebraska Public Power District, Series 2008 B, 5.00%, 01/01/12	1,202
	Nevada — 2.3%
5,000	Clark County School District, GO, FSA, 5.50%, 06/15/13	5,395
	New Jersey — 13.7%
10,000	New Jersey Economic Development Authority, Cigarette Tax, Rev., FGIC, 5.00%, 06/15/13	9,917
	New Jersey Economic Development Authority, School Facilities Construction,
2,475	Series J3, Rev., VAR, FSA, 5.00%, 09/01/14	2,565
5,095	Series L, Rev., FSA, 5.25%, 03/01/15	5,435
775	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.00%, 07/01/13	760
10,015	New Jersey Transportation Trust Fund Authority, Series B, Rev., MBIA, 5.25%, 12/15/13	10,615
2,600	State of New Jersey, Equipment Lease Purchase, Series A, COP, 5.00%, 06/15/10	2,677
		31,969
	New York — 5.9%
2,000	Metropolitan Transportation Authority, Series A, Rev., FGIC, 5.25%, 11/15/11	2,103
2,000	Nassau Health Care Corp., Series B, Rev., FSA CNTY GTD, 5.00%, 08/01/10	2,073
4,000	New York City, Series F, GO, 5.50%, 12/15/12	4,236
2,425	New York State Dormitory Authority, Albany Hospital Mortgage, Series A-1, Rev., FSA/FHA, 5.00%, 02/15/09	2,445
845	New York State Dormitory Authority, Montefiore Hospital Mortgage, Rev., FGIC, FHA, 5.00%, 02/01/10	859
2,025	Tobacco Settlement Financing Authority, Series A, Rev., 5.00%, 06/01/10	2,059
		13,775
	North Carolina — 4.3%
5,000	Mecklenburg County, Series C, GO, 5.00%, 02/01/13	5,335
2,460	North Carolina Eastern Municipal Power Agency, Series A, Rev., Assured Guaranty Ltd., 5.00%, 01/01/13	2,562
2,080	North Carolina Municipal Power Agency, No. 1-Catawba Electric, Series A, Rev., 5.25%, 01/01/13	2,140
		10,037
	Ohio — 1.5%
1,000	American Municipal Power-Ohio, Inc., Series A, Rev., 5.00%, 02/01/11	953
3,395	Buckeye Tobacco Settlement Financing Authority, Asset-Backed Securities, Series A-2, Rev., 5.13%, 06/01/17	2,648
		3,601
	Pennsylvania — 11.1%
5,000	Commonwealth of Pennsylvania, GO, MBIA, 5.25%, 02/01/12	5,318
10,000	Harrisburg Authority Resource Recovery Improvements, Series D-2, Rev., FSA, GTD, VAR, 5.00%, 12/01/13	10,159

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   35

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pennsylvania — Continued
2,775	Lancaster County Solid Waste Management Authority, Rev., MBIA, 5.00%, 12/15/14	2,908
3,000	Luzerne County IDA, Pennsylvania-American Water Co., Series A, Rev., AMBAC, VAR, 3.60%, 12/01/09	2,996
1,875	Pennsylvania Higher Educational Facilities Authority, Lasalle University, Series A, Rev., 5.00%, 05/01/11	1,858
2,700	Pennsylvania Turnpike Commission, Series A, Rev., BAN, AMBAC, 4.00%, 12/04/08	2,701
		25,940
	Puerto Rico — 1.4%
3,000	Puerto Rico Public Finance Corp., Commonwealth Appropriations, Series A, MBIA, 5.38%, 08/01/11 (p)	3,163
	South Carolina — 1.9%
4,700	Tobacco Settlement Revenue Management Authority, Rev., 5.00%, 12/04/08	4,482
	Texas — 4.7%
1,110	Austin Texas Community College District Public Facilities Corp., Series 2008, 5.25%, 08/01/13	1,169
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/09	4,962
2,975	Harris County Hospital District, Series B, Rev., VAR, MBIA, 4.80%, 08/16/10	2,924
485	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project, Rev., 4.50%, 06/01/12	465
1,500	Texas Municipal Gas Acquisition & Supply Corp. I, Senior Lien, Series D, Rev., 5.00%, 12/15/09	1,479
		10,999
	Washington — 0.4%
1,000	Energy Northwest, Columbia Generator Project, Series E, Rev., 4.15%, 07/01/09	996
	Total Municipal Bonds (Cost $223,578)	218,005
	Total Long-Term Investments (Cost $227,562)	221,326

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 0.7%
	Investment Company — 0.7%
1,653	JPMorgan Tax Free Money Market Fund, Institutional Class Shares (b) (Cost $1,653)	1,653
	Total Investments — 95.4% (Cost $229,215)	222,979
	Other Assets in Excess of Liabilities — 4.6%	10,668
	NET ASSETS — 100.0%	$233,647

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
		Common Stocks — 96.5%
		Aerospace & Defense — 3.0%
38		Boeing Co.	1,990
66		United Technologies Corp.	3,602
			5,592
		Auto Components — 1.1%
113		Johnson Controls, Inc.	1,997
		Beverages — 2.4%
77		PepsiCo, Inc.	4,383
		Biotechnology — 2.7%
33		Celgene Corp. (a)	2,115
64		Gilead Sciences, Inc. (a)	2,929
			5,044
		Capital Markets — 4.8%
74		Bank of New York Mellon Corp. (The)	2,412
19		Goldman Sachs Group, Inc. (The)	1,782
131		Morgan Stanley	2,287
35		State Street Corp.	1,524
65		TD AMERITRADE Holding Corp. (a)	869
			8,874
		Chemicals — 2.5%
13		Monsanto Co.	1,138
55		Praxair, Inc.	3,578
			4,716
		Commercial Banks — 3.9%
71		U.S. Bancorp	2,111
152		Wells Fargo & Co.	5,162
			7,273
		Communications Equipment — 4.9%
256		Cisco Systems, Inc. (a)	4,555
47		Juniper Networks, Inc. (a)	873
—	(h)	Nortel Networks Corp., (Canada) (a)	—	(h)
97		QUALCOMM, Inc.	3,720
			9,148
		Computers & Peripherals — 5.5%
27		Apple, Inc. (a)	2,857
102		Hewlett-Packard Co.	3,922
37		International Business Machines Corp.	3,419
			10,198
		Diversified Financial Services — 3.3%
250		Bank of America Corp.	6,053
		Diversified Telecommunication Services — 3.6%
28		AT&T, Inc.	753
201		Verizon Communications, Inc.	5,976
			6,729
		Electric Utilities — 2.8%
37		Exelon Corp.	2,005
32		FirstEnergy Corp.	1,670
33		FPL Group, Inc.	1,578
			5,253
		Energy Equipment & Services — 2.0%
40		Schlumberger Ltd.	2,062
97		Weatherford International Ltd. (a)	1,638
			3,700
		Food & Staples Retailing — 4.2%
78		CVS/Caremark Corp.	2,385
56		Safeway, Inc.	1,187
55		SYSCO Corp.	1,454
51		Wal-Mart Stores, Inc.	2,863
			7,889
		Health Care Equipment & Supplies — 1.4%
29		C.R. Bard, Inc.	2,527
		Health Care Providers & Services — 0.7%
33		WellPoint, Inc. (a)	1,286
		Hotels, Restaurants & Leisure — 0.8%
53		Yum! Brands, Inc.	1,549
		Household Products — 2.9%
84		Procter & Gamble Co.	5,406
		Industrial Conglomerates — 2.2%
209		General Electric Co.	4,070
		Insurance — 2.8%
14		ACE Ltd., (Switzerland)	812
41		Aflac, Inc.	1,801
28		Axis Capital Holdings Ltd., (Bermuda)	789
13		Chubb Corp. (The)	653
26		Travelers Cos., Inc. (The)	1,089
			5,144
		Internet & Catalog Retail — 0.6%
20		Amazon.com, Inc. (a)	1,152
		Internet Software & Services — 1.6%
6		Google, Inc., Class A (a)	2,280
48		Yahoo!, Inc. (a)	609
			2,889

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   37

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 2.0%
31	Danaher Corp.	1,837
63	PACCAR, Inc.	1,836
		3,673
	Media — 3.5%
88	News Corp., Class A	936
273	Time Warner, Inc.	2,756
107	Walt Disney Co. (The)	2,782
		6,474
	Metals & Mining — 0.5%
46	Alcoa, Inc.	529
12	Freeport-McMoRan Copper & Gold, Inc.	354
		883
	Multiline Retail — 0.2%
12	Kohl’s Corp. (a)	418
	Oil, Gas & Consumable Fuels — 10.6%
61	Anadarko Petroleum Corp.	2,166
12	Chevron Corp.	883
32	ConocoPhillips	1,673
23	Devon Energy Corp.	1,848
14	EOG Resources, Inc.	1,107
106	Exxon Mobil Corp.	7,863
32	Marathon Oil Corp.	921
56	Occidental Petroleum Corp.	3,117
		19,578
	Personal Products — 0.4%
20	Estee Lauder Cos., Inc. (The), Class A	725
	Pharmaceuticals — 7.1%
80	Abbott Laboratories	4,436
103	Bristol-Myers Squibb Co.	2,110
145	Merck & Co., Inc.	4,499
150	Schering-Plough Corp.	2,169
		13,214
	Road & Rail — 2.9%
89	Norfolk Southern Corp.	5,364
	Semiconductors & Semiconductor Equipment — 1.2%
59	Altera Corp.	1,020
50	Lam Research Corp. (a)	1,120
		2,140
	Software — 3.8%
252	Microsoft Corp.	5,629
82	Oracle Corp. (a)	1,507
		7,136
	Specialty Retail — 2.0%
62	Advance Auto Parts, Inc.	1,922
91	Staples, Inc.	1,759
		3,681
	Textiles, Apparel & Luxury Goods — 1.4%
44	Nike, Inc., Class B	2,537
	Tobacco — 1.2%
53	Philip Morris International, Inc.	2,318
	Total Common Stocks (Cost $190,112)	179,013

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 1.8%
3,370	U.S. Treasury Notes, 4.88%, 06/30/09 (Cost $3,445)	3,450
	Total Long-Term Investments (Cost $193,557)	182,463

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 16.2%
	Investment Company — 16.2%
29,978	JPMorgan Prime Money Market Fund, Institutional Class Shares (b)(m) (Cost $29,978)	29,978
	Total Investments — 114.5% (Cost $223,535)	212,441
	Liabilities in Excess of Other Assets — (14.5)%	(26,948)
	NET ASSETS — 100.0%	$185,493

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

ADR	—	American Depositary Receipt

AGC	—	Assured Guaranty Corp.

AMBAC	—	American Municipal Bond Assurance Corp.

AMT	—	Alternative Minimum Tax

BAN	—	Bond Anticipation Note

BHAC	—	Berkshire Hathaway Assurance Corp.

CIFG	—	CDC IXIS Financial Guarantee

CMO	—	Collateralized Mortgage Obligation

CNTY	—	County

COP	—	Certificates of Participation

CPIU	—	Consumer Price Index for Urban Consumers

CR	—	Custodial Receipts

EDA	—	Economic Development Authority

FGIC	—	Financial Guaranty Insurance Co.

FHA	—	Federal Housing Administration

FSA	—	Financial Security Assurance

GAN	—	Grant Anticipation Note

GO	—	General Obligation

GTD	—	Guaranteed

GTY	—	Guaranty

IBC	—	Insured Bond Certificates

ICC	—	Insured Custody Receipts

IDA	—	Industrial Development Authority

LIBOR	—	London Interbank Offered Rate

LOC	—	Letter of Credit

MBIA	—	Municipal Bond Insurance Association

PSF	—	Permanent School Fund

REMICS	—	Real Estate Mortgage Investment Conduits

Rev.	—	Revenue Bond

TCRS	—	Transferable Custodial Receipts

VAR	—	Variable Rate Note. The interest rate shown is the rate in effect as of October 31, 2008.

VRDO	—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of October 31, 2008.

XLCA	—	XL Capital Assurance

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand (shares or dollars).

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and forward foreign currency contracts.

(p)	—	Security is prerefunded or escrowed to maturity.

(r)	—	Rates shown are per annum and payments are as described.

(t)	—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)	—	When-issued security.

(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund		Tax Aware Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$415,632	$56,243		$14,150
Investments in affiliates, at value	504	16,017		164
Total investment securities, at value	416,136	72,260		14,314
Cash	—	—		—	(a)
Receivables:
Investment securities sold	137,439	—		180
Fund shares sold	1,077	152		—
Interest and dividends	869	558		10
Total Assets	555,521	72,970		14,504

LIABILITIES:
Payables:
Dividends	—	168		—
Investment securities purchased	134,537	—		—
Fund shares redeemed	1,778	25		16
Accrued liabilities:
Investment advisory fees	126	3		4
Administration fees	40	1		—	(a)
Shareholder servicing fees	22	5		—
Distribution fees	—	—	(a)	—
Custodian and accounting fees	7	3		10
Trustees’ and Chief Compliance Officer’s fees	1	4		18
Other	63	56		34
Total Liabilities	136,574	265		82
Net Assets	$418,947	$72,705		$14,422

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
NET ASSETS:
Paid in capital	$618,480	$98,640	$110,521
Accumulated undistributed (distributions in excess of) net investment income	599	1	(21)
Accumulated net realized gains (losses)	(182,661)	(25,772)	(95,398)
Net unrealized appreciation (depreciation)	(17,471)	(164)	(680)
Total Net Assets	$418,947	$72,705	$14,422

Net Assets:
Class A	$—	$1,778	$—
Select Class	—	19,868	14,422
Institutional Class	418,947	51,059	—
Total	$418,947	$72,705	$14,422

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	180	—
Select Class	—	2,009	1,018
Institutional Class	31,995	5,167	—

Net Asset Value:
Class A — Redemption price per share	$—	$9.89	$—
Select Class — Offering and redemption price per share	—	9.89	14.17
Institutional Class — Offering and redemption price per share	13.09	9.88	—
Class A maximum sales charge	—	2.25%	—
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$10.12	$—

Cost of investments in non-affiliates	$433,103	$56,407	$14,830
Cost of investments in affiliates	504	16,017	164

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$1,809,902	$221,326	$182,463
Investments in affiliates, at value	155,891	1,653	29,978
Total investment securities, at value	1,965,793	222,979	212,441
Cash	—	5,589	16
Receivables:
Investment securities sold	—	2,212	1,182
Fund shares sold	9,345	685	4,762
Interest and dividends	26,519	3,195	312
Outstanding swap contracts, at value	27,435	—	—
Total Assets	2,029,092	234,660	218,713

LIABILITIES:
Payables:
Dividends	5,070	638	—
Investment securities purchased	33,619	—	32,396
Fund shares redeemed	4,543	224	636
Outstanding swap contracts, at value	161,878	—	—
Accrued liabilities:
Investment advisory fees	542	50	59
Administration fees	161	18	13
Shareholder servicing fees	167	24	18
Distribution fees	57	—	2
Custodian and accounting fees	31	5	18
Trustees’ and Chief Compliance Officer’s fees	3	2	6
Other	58	52	72
Total Liabilities	206,129	1,013	33,220
Net Assets	$1,822,963	$233,647	$185,493

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$2,012,923	$265,848	$196,089
Accumulated undistributed (distributions in excess of) net investment income	(112)	(22)	200
Accumulated net realized gains (losses)	(4,225)	(25,943)	298
Net unrealized appreciation (depreciation)	(185,623)	(6,236)	(11,094)
Total Net Assets	$1,822,963	$233,647	$185,493

Net Assets:
Class A	$134,277	$—	$2,122
Class B	—	—	1,227
Class C	42,365	—	539
Select Class	1,272,624	187,500	169,702
Institutional Class	373,697	46,147	11,903
Total	$1,822,963	$233,647	$185,493

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,780	—	175
Class B	—	—	103
Class C	4,670	—	45
Select Class	140,005	19,789	13,992
Institutional Class	41,069	4,869	1,512

Net Asset Value:
Class A — Redemption price per share	$9.08	$—	$12.11
Class B — Offering price per share (a)	—	—	11.96
Class C — Offering price per share (a)	9.07	—	11.92
Select Class — Offering and redemption price per share	9.09	9.47	12.13
Institutional Class — Offering and redemption price per share	9.10	9.48	7.87
Class A maximum sales charge	3.75%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.43	$—	$12.78

Cost of investments in non-affiliates	$1,861,082	$227,562	$193,557
Cost of investments in affiliates	$155,891	$1,653	$29,978

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   43

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
INVESTMENT INCOME:
Interest income	$—	$2,842	$—
Dividend income	14,651	—	230
Dividend income from affiliates (a)	145	458	6
Foreign taxes withheld	—	—	— (b)
Total investment income	14,796	3,300	236

EXPENSES:
Investment advisory fees	2,179	237	101
Administration fees	630	96	25
Distribution fees — Class A	—	2	—
Shareholder servicing fees:
Class A	—	2	—
Select Class	—	73	64
Institutional Class	623	65	—
Custodian and accounting fees	41	31	33
Interest expense	1	—	1
Professional fees	59	53	45
Trustees’ and Chief Compliance Officer’s fees	6	1	— (b)
Printing and mailing costs	6	1	1
Registration and filing fees	22	22	13
Transfer agent fees	72	22	8
Other	13	6	5
Total expenses	3,652	611	296
Less amounts waived	(226)	(295)	(80)
Less earnings credits	—	(2)	— (b)
Net expenses	3,426	314	216
Net investment income (loss)	11,370	2,986	20

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(79,166)	(499)	5,821
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(183,227)	(92)	(15,723)
Net realized/unrealized gains (losses)	(262,393)	(591)	(9,902)
Change in net assets resulting from operations	$(251,023)	$2,395	$(9,882)

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Interest income	$44,914	$9,724	$7
Dividend income	—	—	4,112
Dividend income from affiliates (a)	3,202	222	111
Total investment income	48,116	9,946	4,230

EXPENSES:
Investment advisory fees	4,330	664	834
Administration fees	1,257	269	187
Distribution fees:
Class A	147	—	15
Class B	—	—	13
Class C	136	—	5
Shareholder servicing fees:
Class A	147	—	15
Class B	—	—	4
Class C	45	—	2
Select Class	2,130	539	384
Institutional Class	308	50	23
Custodian and accounting fees	121	37	49
Interest expense	—	1	4
Professional fees	101	50	49
Trustees’ and Chief Compliance Officer’s fees	12	3	2
Printing and mailing costs	62	4	2
Registration and filing fees	68	31	58
Transfer agent fees	153	33	65
Imputed interest expense on floating rate notes	—	64	—
Other	55	10	10
Total expenses	9,072	1,755	1,721
Less amounts waived	(1,292)	(303)	(159)
Less earnings credits	(4)	(2)	(1)
Net expenses	7,776	1,450	1,561
Net investment income (loss)	40,340	8,496	2,669

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,434)	(2,525)	5,190
Futures	—	—	504
Swaps	344	—	—
Net realized gain (loss)	(1,090)	(2,525)	5,694
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(54,069)	(4,021)	(86,446)
Swaps	(129,597)	—	—
Change in net unrealized appreciation (depreciation)	(183,666)	(4,021)	(86,446)
Net realized/unrealized gains (losses)	(184,756)	(6,546)	(80,752)
Change in net assets resulting from operations	$(144,416)	$1,950	$(78,083)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   45

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,370	$9,805	$2,986	$4,524
Net realized gain (loss)	(79,166)	13,423	(499)	105
Change in net unrealized appreciation (depreciation)	(183,227)	63,499	(92)	(246)
Change in net assets resulting from operations	(251,023)	86,727	2,395	4,383

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(23)	(48)
Select Class
From net investment income	—	—	(894)	(1,511)
Institutional Class
From net investment income	(11,173)	(9,520)	(2,079)	(2,975)
Total distributions to shareholders	(11,173)	(9,520)	(2,996)	(4,534)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(42,837)	25,265	(75,963)	40,143

NET ASSETS:
Change in net assets	(305,033)	102,472	(76,564)	39,992
Beginning of period	723,980	621,508	149,269	109,277
End of period	$418,947	$723,980	$72,705	$149,269
Accumulated undistributed (distributions in excess of) net investment income	$599	$682	$1	$11

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20	$21	$40,340	$21,316
Net realized gain (loss)	5,821	10,189	(1,090)	(3,118)
Change in net unrealized appreciation (depreciation)	(15,723)	(298)	(183,666)	(1,319)
Change in net assets resulting from operations	(9,882)	9,912	(144,416)	16,879

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,947)	(84)
Class C
From net investment income	—	—	(489)	(19)
Select Class
From net investment income	(145)	(51)	(27,808)	(15,384)
Institutional Class
From net investment income	—	—	(10,233)	(5,820)
Total distributions to shareholders	(145)	(51)	(40,477)	(21,307)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(12,868)	(22,120)	1,234,833	339,815

NET ASSETS:
Change in net assets	(22,895)	(12,259)	1,049,940	335,387
Beginning of period	37,317	49,576	773,023	437,636
End of period	$14,422	$37,317	$1,822,963	$773,023
Accumulated undistributed (distributions in excess of) net investment income	$(21)	$(23)	$(112)	$25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   47

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,496	$10,069	$2,669	$3,704
Net realized gain (loss)	(2,525)	(1,845)	5,694	45,958
Change in net unrealized appreciation (depreciation)	(4,021)	824	(86,446)	(10,060)
Change in net assets resulting from operations	1,950	9,048	(78,083)	39,602

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(57)	(54)
From net realized gains	—	—	(843)	—
Class B
From net investment income	—	—	(9)	(5)
From net realized gains	—	—	(234)	—
Class C
From net investment income	—	—	(4)	(2)
From net realized gains	—	—	(87)	—
Select Class
From net investment income	(6,846)	(8,062)	(1,951)	(2,506)
From net realized gains	—	—	(22,607)	—
Institutional Class
From net investment income	(1,650)	(2,011)	(472)	(1,145)
From net realized gains	—	—	(6,007)	—
Total distributions to shareholders	(8,496)	(10,073)	(32,271)	(3,712)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(32,679)	(48,832)	(1,479)	(113,088)

NET ASSETS:
Change in net assets	(39,225)	(49,857)	(111,833)	(77,198)
Beginning of period	272,872	322,729	297,326	374,524
End of period	$233,647	$272,872	$185,493	$297,326
Accumulated undistributed (distributions in excess of) net investment income	$(22)	$(22)	$200	$24

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$1,573	$70
Dividends and distributions reinvested	—	—	13	42
Cost of shares redeemed	—	—	(181)	(3,427)
Change in net assets from Class A capital transactions	$—	$—	$1,405	$(3,315)

Select Class
Proceeds from shares issued	$—	$—	$1,628	$13,452
Dividends and distributions reinvested	—	—	270	562
Cost of shares redeemed	—	—	(17,712)	(25,928)
Change in net assets from Select Class capital transactions	$—	$—	$(15,814)	$(11,914)

Institutional Class
Proceeds from shares issued	$249,521	$179,746	$21,555	$106,217
Dividends and distributions reinvested	2,517	2,385	1,778	2,276
Cost of shares redeemed	(294,875)	(156,866)	(84,887)	(53,121)
Change in net assets from Institutional Class capital transactions	$(42,837)	$25,265	$(61,554)	$55,372

Total change in net assets from capital transactions	$(42,837)	$25,265	$(75,963)	$40,143

SHARE TRANSACTIONS:
Class A
Issued	—	—	159	7
Reinvested	—	—	1	4
Redeemed	—	—	(18)	(343)
Change in Class A Shares	—	—	142	(332)
Select Class
Issued	—	—	164	1,347
Reinvested	—	—	27	56
Redeemed	—	—	(1,782)	(2,597)
Change in Select Class Shares	—	—	(1,591)	(1,194)
Institutional Class
Issued	14,582	9,074	2,171	10,651
Reinvested	145	120	179	228
Redeemed	(17,503)	(7,870)	(8,534)	(5,324)
Change in Institutional Class Shares	(2,776)	1,324	(6,184)	5,555

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   49

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$170,840	$6,332
Dividends and distributions reinvested	—	—	836	55
Cost of shares redeemed	—	—	(29,017)	(713)
Change in net assets from Class A capital transactions	$—	$—	$142,659	$5,674

Class C
Proceeds from shares issued	$—	$—	$52,212	$1,469
Dividends and distributions reinvested	—	—	335	17
Cost of shares redeemed	—	—	(6,921)	(520)
Change in net assets from Class C capital transactions	$—	$—	$45,626	$966

Select Class
Proceeds from shares issued	$58	$609	$978,331	$301,106
Dividends and distributions reinvested	17	3	8,753	7,063
Cost of shares redeemed	(12,943)	(22,732)	(138,725)	(160,328)
Change in net assets from Select Class capital transactions	$(12,868)	$(22,120)	$848,359	$147,841

Institutional Class
Proceeds from shares issued	$—	$—	$288,663	$234,966
Dividends and distributions reinvested	—	—	5,603	4,303
Cost of shares redeemed	—	—	(96,077)	(53,935)
Change in net assets from Institutional Class capital transactions	$—	$—	$198,189	$185,334

Total change in net assets from capital transactions	$(12,868)	$(22,120)	$1,234,833	$339,815

SHARE TRANSACTIONS:
Class A
Issued	—	—	17,109	642
Reinvested	—	—	85	6
Redeemed	—	—	(3,065)	(72)
Change in Class A Shares	—	—	14,129	576
Class C
Issued	—	—	5,222	148
Reinvested	—	—	35	2
Redeemed	—	—	(736)	(53)
Change in Class C Shares	—	—	4,521	97
Select Class
Issued	4	33	97,752	30,336
Reinvested	1	— (a)	881	714
Redeemed	(666)	(1,221)	(14,246)	(16,104)
Change in Select Class Shares	(661)	(1,188)	84,387	14,946
Institutional Class
Issued	—	—	28,881	23,600
Reinvested	—	—	564	435
Redeemed	—	—	(9,929)	(5,403)
Change in Institutional Class Shares	—	—	19,516	18,632

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$2,790	$4,005
Dividends and distributions reinvested	—	—	423	38
Cost of shares redeemed	—	—	(6,028)	(4,739)
Change in net assets from Class A capital transactions	$—	$—	$(2,815)	$(696)

Class B
Proceeds from shares issued	$—	$—	$99	$87
Dividends and distributions reinvested	—	—	224	4
Cost of shares redeemed	—	—	(302)	(529)
Change in net assets from Class B capital transactions	$—	$—	$21	$(438)

Class C
Proceeds from shares issued	$—	$—	$728	$229
Dividends and distributions reinvested	—	—	61	1
Cost of shares redeemed	—	—	(618)	(109)
Change in net assets from Class C capital transactions	$—	$—	$171	$121

Select Class
Proceeds from shares issued	$58,767	$46,009	$104,325	$17,060
Dividends and distributions reinvested	1,368	1,132	7,013	671
Cost of shares redeemed	(85,640)	(103,159)	(79,025)	(106,033)
Change in net assets from Select Class capital transactions	$(25,505)	$(56,018)	$32,313	$(88,302)

Institutional Class
Proceeds from shares issued	$11,567	$27,777	$417	$9,672
Dividends and distributions reinvested	735	904	1,949	610
Cost of shares redeemed	(19,476)	(21,495)	(15,033)	(34,055)
Redemption in-kind (See Note 8)	—	—	(18,502)	—
Change in net assets from Institutional Class capital transactions	$(7,174)	$7,186	$(31,169)	$(23,773)

Total change in net assets from capital transactions	$(32,679)	$(48,832)	$(1,479)	$(113,088)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   51

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	—	—	166	197
Reinvested	—	—	24	2
Redeemed	—	—	(380)	(229)
Change in Class A Shares	—	—	(190)	(30)
Class B
Issued	—	—	6	4
Reinvested	—	—	13	— (a)
Redeemed	—	—	(19)	(26)
Change in Class B Shares	—	—	— (a)	(22)
Class C
Issued	—	—	43	11
Reinvested	—	—	4	— (a)
Redeemed	—	—	(38)	(5)
Change in Class C Shares	—	—	9	6
Select Class
Issued	6,019	4,731	7,696	850
Reinvested	141	116	403	33
Redeemed	(8,808)	(10,590)	(4,794)	(5,205)
Change in Select Class Shares	(2,648)	(5,743)	3,305	(4,322)
Institutional Class
Issued	1,181	2,850	37	703
Reinvested	76	93	171	43
Redeemed	(1,995)	(2,207)	(1,391)	(2,372)
Redemption in-kind (See Note 8)	—	—	(1,312)	—
Change in Institutional Class Shares	(738)	736	(2,495)	(1,626)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Disciplined Equity Fund
Institutional Class
Year Ended October 31, 2008	$20.82	$0.33		$(7.74)	$(7.41)	$(0.32)	$13.09
Year Ended October 31, 2007	18.58	0.28		2.23	2.51	(0.27)	20.82
Year Ended October 31, 2006	16.16	0.23		2.42	2.65	(0.23)	18.58
Year Ended October 31, 2005	15.30	0.24		0.85	1.09	(0.23)	16.16
Year Ended October 31, 2004	14.02	0.16		1.29	1.45	(0.17)	15.30

Tax Aware Enhanced Income Fund
Class A
Year Ended October 31, 2008	9.97	0.26	(c)	(0.06)	0.20	(0.28)	9.89
Year Ended October 31, 2007	9.97	0.33	(c)	(0.01)	0.32	(0.32)	9.97
Year Ended October 31, 2006	9.96	0.29	(c)	0.01	0.30	(0.29)	9.97
Year Ended October 31, 2005	9.99	0.20		(0.03)	0.17	(0.20)	9.96
Year Ended October 31, 2004	10.05	0.11		(0.06)	0.05	(0.11)	9.99

Select Class
Year Ended October 31, 2008	9.97	0.29	(c)	(0.06)	0.23	(0.31)	9.89
Year Ended October 31, 2007	9.98	0.36	(c)	(0.01)	0.35	(0.36)	9.97
Year Ended October 31, 2006	9.96	0.31	(c)	0.02	0.33	(0.31)	9.98
Year Ended October 31, 2005	9.99	0.22		(0.03)	0.19	(0.22)	9.96
Year Ended October 31, 2004	10.06	0.13		(0.07)	0.06	(0.13)	9.99

Institutional Class
Year Ended October 31, 2008	9.96	0.32	(c)	(0.07)	0.25	(0.33)	9.88
Year Ended October 31, 2007	9.97	0.38	(c)	(0.01)	0.37	(0.38)	9.96
Year Ended October 31, 2006	9.95	0.34	(c)	0.01	0.35	(0.33)	9.97
Year Ended October 31, 2005	9.98	0.23		(0.01)	0.22	(0.25)	9.95
Year Ended October 31, 2004	10.05	0.15		(0.06)	0.09	(0.16)	9.98

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

(35.95)%	$418,947	0.55%		1.83%	0.59%	65%
13.61	723,980	0.55		1.41	0.59	30
16.54	621,508	0.55		1.40	0.59	26
7.11	376,879	0.55		1.47	0.64	24
10.40	201,520	0.55		1.14	0.69	31

2.06	1,778	0.75		2.59	1.02	83
3.31	380	0.76	(d)	3.29	0.95	94
3.02	3,694	0.75		2.90	0.96	42
1.68	7,479	0.75		1.89	1.02	75
0.47	15,684	0.75		1.04	1.03	95

2.29	19,868	0.50		2.96	0.75	83
3.54	35,881	0.50		3.58	0.69	94
3.38	47,821	0.50		3.13	0.71	42
1.92	104,716	0.50		2.08	0.71	75
0.63	362,177	0.50		1.30	0.68	95

2.55	51,059	0.25		3.23	0.59	83
3.81	113,008	0.25		3.82	0.53	94
3.62	57,762	0.25		3.42	0.56	42
2.18	87,828	0.25		2.19	0.56	75
0.88	744,157	0.25		1.55	0.53	95

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions	Net asset value, end of period
Tax Aware Large Cap Growth Fund
Select Class
Year Ended October 31, 2008	$22.22	$0.02	(f)	$(7.96)	$(7.94)	$(0.11)	$—	$(0.11)	$14.17
Year Ended October 31, 2007	17.29	—	(g)	4.95	4.95	(0.02)	—	(0.02)	22.22
Year Ended October 31, 2006	15.86	0.01		1.44	1.45	(0.02)	—	(0.02)	17.29
Year Ended October 31, 2005	14.74	0.07		1.13	1.20	(0.07)	(0.01)	(0.08)	15.86
Year Ended October 31, 2004	14.79	0.01		(0.04)	(0.03)	(0.01)	(0.01)	(0.02)	14.74

Tax Aware Real Return Fund
Class A
Year Ended October 31, 2008	9.91	0.30		(0.83)	(0.53)	(0.30)	—	(0.30)	9.08
Year Ended October 31, 2007	10.01	0.31	(f)	(0.10)	0.21	(0.31)	—	(0.31)	9.91
Year Ended October 31, 2006	9.95	0.31		0.03 (h)	0.34	(0.28)	—	(0.28)	10.01
August 31, 2007 (e) through October 31, 2005	10.00	0.04	(f)	(0.05)	(0.01)	(0.04)	—	(0.04)	9.95

Class C
Year Ended October 31, 2008	9.90	0.24		(0.82)	(0.58)	(0.25)	—	(0.25)	9.07
Year Ended October 31, 2007	10.01	0.26	(f)	(0.11)	0.15	(0.26)	—	(0.26)	9.90
Year Ended October 31, 2006	9.95	0.25		0.04 (h)	0.29	(0.23)	—	(0.23)	10.01
August 31, 2007 (e) through October 31, 2005	10.00	0.03	(f)	(0.05)	(0.02)	(0.03)	—	(0.03)	9.95

Select Class
Year Ended October 31, 2008	9.91	0.31		(0.82)	(0.51)	(0.31)	—	(0.31)	9.09
Year Ended October 31, 2007	10.01	0.33	(f)	(0.10)	0.23	(0.33)	—	(0.33)	9.91
Year Ended October 31, 2006	9.95	0.30		0.06 (h)	0.36	(0.30)	—	(0.30)	10.01
August 31, 2007 (e) through October 31, 2005	10.00	0.04	(f)	(0.05)	(0.01)	(0.04)	—	(0.04)	9.95

Institutional Class
Year Ended October 31, 2008	9.92	0.34		(0.83)	(0.49)	(0.33)	—	(0.33)	9.10
Year Ended October 31, 2007	10.02	0.35	(f)	(0.11)	0.24	(0.34)	—	(0.34)	9.92
Year Ended October 31, 2006	9.95	0.32		0.07 (h)	0.39	(0.32)	—	(0.32)	10.02
August 31, 2007 (e) through October 31, 2005	10.00	0.05	(f)	(0.05)	—	(0.05)	—	(0.05)	9.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01

(h)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market value for the Fund.

(i)	Includes interest expense of 0.01%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

(35.85)%	$14,422	0.86	%(i)	0.08%	1.17%		76%
28.67	37,317	0.86	(i)	0.05	1.05		55
9.14	49,576	0.85		0.07	0.87		38
8.12	138,366	0.85		0.54	0.87		75
(0.21)	198,972	0.85		0.07	0.87		129

(5.54)	134,277	0.76		3.13	1.00		7
2.13	6,447	0.90		3.15	1.00		26
3.45	752	0.90		2.99	3.22		1
(0.09)	620	0.90		2.45	11.03	(j)	12

(6.03)	42,365	1.40		2.49	1.50		7
1.50	1,477	1.40		2.63	1.50		26
2.95	521	1.40		2.47	4.08		1
(0.16)	499	1.40		1.95	11.32	(j)	12

(5.32)	1,272,624	0.65		3.24	0.75		7
2.32	551,307	0.65		3.39	0.75		26
3.72	407,100	0.65		3.33	0.89		1
(0.06)	1,000	0.65		2.70	10.57	(j)	12

(5.20)	373,697	0.50		3.39	0.60		7
2.49	213,792	0.50		3.54	0.60		26
3.94	29,263	0.50		3.45	1.45		1
(0.04)	3,010	0.50		2.85	10.42	(j)	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Short-Intermediate Income Fund
Select Class
Year Ended October 31, 2008	$9.73	$0.30	$(0.25)	$0.05	$(0.31)	$9.47
Year Ended October 31, 2007	9.76	0.34	(0.03)	0.31	(0.34)	9.73
Year Ended October 31, 2006	9.75	0.34	0.01	0.35	(0.34)	9.76
Year Ended October 31, 2005	10.00	0.27	(0.24)	0.03	(0.28)	9.75
Year Ended October 31, 2004	10.05	0.23	(0.05)	0.18	(0.23)	10.00

Institutional Class
Year Ended October 31, 2008	9.73	0.34	(0.26)	0.08	(0.33)	9.48
Year Ended October 31, 2007	9.77	0.35	(0.03)	0.32	(0.36)	9.73
Year Ended October 31, 2006	9.75	0.41	(0.04)	0.37	(0.35)	9.77
Year Ended October 31, 2005	10.00	0.30	(0.25)	0.05	(0.30)	9.75
Year Ended October 31, 2004	10.05	0.26	(0.06)	0.20	(0.25)	10.00

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	See Note 2K.

(d)	Includes interest expense of 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

Ratios/Supplemental data
				Ratios to average net assets
Total return (a)	Net assets end of period (000’s)	Net expenses (excluding imputed interest) (b)		Net expenses (including imputed interest) (b)(c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (c)	Portfolio turnover rate

0.51%	$187,500	0.55%		0.57%		3.18%	0.67%	0.69%	49%
3.26	218,309	0.55		0.59		3.50	0.66	0.70	122
3.61	275,161	0.56	(d)	0.56	(d)	3.41	0.65	0.65	73
0.33	507,008	0.55		0.55		2.81	0.65	0.65	118
1.86	357,317	0.55		0.55		2.38	0.69	0.69	185

0.75	46,147	0.40		0.42		3.33	0.52	0.54	49
3.30	54,563	0.40		0.44		3.65	0.51	0.55	122
3.86	47,568	0.41	(d)	0.41	(d)	3.51	0.50	0.50	73
0.48	187,056	0.40		0.40		2.92	0.51	0.51	118
2.02	349,338	0.40		0.40		2.49	0.55	0.55	185

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware U.S Equity Fund
Class A
Year Ended October 31, 2008	$21.24	$0.19	(c)	$(6.92)	$(6.73)	$(0.15)	$(2.25)	$(2.40)
Year Ended October 31, 2007	19.18	0.16	(c)	2.04	2.20	(0.14)	—	(0.14)
Year Ended October 31, 2006	16.65	0.14	(c)	2.56	2.70	(0.17)	—	(0.17)
Year Ended October 31, 2005	16.16	0.16		0.49	0.65	(0.16)	—	(0.16)
Year Ended October 31, 2004	14.89	0.08	(c)	1.28	1.36	(0.09)	—	(0.09)

Class B
Year Ended October 31, 2008	21.03	0.11	(c)	(6.85)	(6.74)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.99	0.06	(c)	2.02	2.08	(0.04)	—	(0.04)
Year Ended October 31, 2006	16.49	0.05	(c)	2.53	2.58	(0.08)	—	(0.08)
Year Ended October 31, 2005	16.00	0.07		0.49	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.75	0.01	(c)	1.26	1.27	(0.02)	—	(0.02)

Class C
Year Ended October 31, 2008	20.97	0.11	(c)	(6.83)	(6.72)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.95	0.05	(c)	2.02	2.07	(0.05)	—	(0.05)
Year Ended October 31, 2006	16.46	0.05	(c)	2.52	2.57	(0.08)	—	(0.08)
Year Ended October 31, 2005	15.97	0.08		0.48	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.72	0.02	(c)	1.25	1.27	(0.02)	—	(0.02)

Select Class
Year Ended October 31, 2008	21.29	0.23	(c)	(6.93)	(6.70)	(0.21)	(2.25)	(2.46)
Year Ended October 31, 2007	19.22	0.21	(c)	2.05	2.26	(0.19)	—	(0.19)
Year Ended October 31, 2006	16.68	0.20	(c)	2.54	2.74	(0.20)	—	(0.20)
Year Ended October 31, 2005	16.18	0.23		0.47	0.70	(0.20)	—	(0.20)
Year Ended October 31, 2004	14.90	0.13	(c)	1.28	1.41	(0.13)	—	(0.13)

Institutional Class
Year Ended October 31, 2008	14.77	0.19	(c)	(4.61)	(4.42)	(0.23)	(2.25)	(2.48)
Year Ended October 31, 2007	13.41	0.17	(c)	1.42	1.59	(0.23)	—	(0.23)
Year Ended October 31, 2006	11.71	0.15	(c)	1.79	1.94	(0.24)	—	(0.24)
Year Ended October 31, 2005	11.42	0.18		0.34	0.52	(0.23)	—	(0.23)
Year Ended October 31, 2004	10.57	0.11	(c)	0.89	1.00	(0.15)	—	(0.15)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

			Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$12.11	(35.03)%	$2,122	1.10%	1.16%	1.18%	116%
21.24	11.50	7,747	1.10	0.78	1.13	34
19.18	16.29	7,581	1.10	0.80	1.13	32
16.65	3.99	8,132	1.10	0.89	1.24	46
16.16	9.15	5,130	1.10	0.57	1.74	59

11.96	(35.39)	1,227	1.60	0.67	1.68	116
21.03	10.98	2,169	1.60	0.28	1.63	34
18.99	15.68	2,370	1.60	0.30	1.63	32
16.49	3.51	2,458	1.60	0.53	1.79	46
16.00	8.62	2,814	1.60	0.07	2.24	59

11.92	(35.38)	539	1.60	0.69	1.68	116
20.97	10.95	765	1.60	0.24	1.63	34
18.95	15.67	572	1.60	0.29	1.63	32
16.46	3.53	550	1.60	0.47	1.77	46
15.97	8.66	479	1.60	0.07	2.24	59

12.13	(34.87)	169,702	0.84	1.43	0.93	116
21.29	11.83	227,477	0.84	1.05	0.88	34
19.22	16.56	288,494	0.84	1.12	0.87	32
16.68	4.29	701,050	0.84	1.28	0.86	46
16.18	9.46	879,507	0.84	0.83	0.90	59

7.87	(34.81)	11,903	0.70	1.66	0.77	116
14.77	11.94	59,168	0.70	1.19	0.73	34
13.41	16.75	75,507	0.70	1.24	0.72	32
11.71	4.50	133,590	0.70	1.37	0.71	46
11.42	9.50	120,379	0.70	0.97	0.76	59

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Disciplined Equity Fund	Institutional Class
Tax Aware Enhanced Income Fund	Class A, Select Class and Institutional Class
Tax Aware Large Cap Growth Fund	Select Class
Tax Aware Real Return Fund	Class A, Class C, Select Class and Institutional Class
Tax Aware Short-Intermediate Income Fund	Select Class and Institutional Class
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class

Effective November 13, 2008 the Tax Aware Large Cap Growth Fund was no longer publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157

62   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Tax Aware Disciplined Equity Fund
Level 1 — Quoted Prices	$416,136	$—	$—
Level 2 — Other Significant Observable Inputs	—	—	—
Level 3 — Significant unobservable Inputs	—	—	—
Total	$416,136	$—	$—
Tax Aware Enhanced Income Fund
Level 1 — Quoted Prices	$16,017	$—	$—
Level 2 — Other Significant Observable Inputs	56,243	—	—
Level 3 — Significant unobservable Inputs	—	—	—
Total	$72,260	$—	$—
Tax Aware Large Cap Growth Fund
Level 1 — Quoted Prices	$14,138	$—	$—
Level 2 — Other Significant Observable Inputs	176	—	—
Level 3 — Significant unobservable Inputs	—	—	—
Total	$14,314	$—	$—
Tax Aware Real Return Fund
Level 1 — Quoted Prices	$155,891	$—	$—
Level 2 — Other Significant Observable Inputs	1,809,902	27,435	(161,878)
Level 3 — Significant unobservable Inputs	—	—	—
Total	$1,965,793	$27,435	$(161,878)
Tax Aware Short-Intermediate Income Fund
Level 1 — Quoted Prices	$1,653	$—	$—
Level 2 — Other Significant Observable Inputs	221,326	—	—
Level 3 — Significant unobservable Inputs	—	—	—
Total	$222,979	$—	$—
Tax Aware U.S. Equity Fund
Level 1 — Quoted Prices	$208,991	$—	$—
Level 2 — Other Significant Observable Inputs	3,450	—	—
Level 3 — Significant unobservable Inputs	—	—	—
Total	$212,441	$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities	Other Financial Instruments*
Tax Aware Enhanced Income Fund
Balance as of 10/31/07	$2,184	$—
Realized Gain (Loss)	(240)	—
Change in unrealized appreciation (depreciation)	116	—
Net amortization/accretion	—	—
Net purchases (sales)	(2,060)	—
Net transfers in (out) of Level 3	—	—
Balance as of 10/31/08	$—	$—

	Investments in Securities	Other Financial Instruments*
Tax Aware Short-Intermediate Income Fund
Balance as of 10/31/07	$10,520	$—
Realized Gain (Loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net amortization/accretion	—	—
Net purchases (sales)	—	—
Net transfers in (out) of Level 3	(10,520)	—
Balance as of 10/31/08	$—	$—

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

*	Other financial instruments may include futures, forwards and swap contracts.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2008 (amounts in thousands):

	Value	Percentage
Tax Aware Enhanced Income Fund	$ 441	0.6%
Tax Aware Real Return Fund	3,756	0.2

C. Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments for risk management and to increase income or gain. The contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

D. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swap transactions are

64   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value and the risk of loss may exceed amounts recognized in the Statements of Assets and Liabilities. Notional principal amounts are used to express the extent of involvement in these transactions. Other risks associated with these contracts include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. The types of interest rate swap agreements the Funds may invest in are: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”, (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate or “floor”, (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (4) callable interest rate swaps, under which a counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to expiration date.

Price lock swap agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount. As a receiver of the realized price differential, a Fund would receive the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, a Fund would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

Premiums paid/received by the Funds are recorded as an asset/liability on the Statements of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

As of October 31, 2008, the Tax Aware Real Return Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund declare and pay dividends from net investment income monthly. Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Tax Aware Disciplined Equity Fund	$(759)	$(280)	$1,039
Tax Aware Large Cap Growth Fund	(130)	127	3
Tax Aware U.S. Equity Fund	4,880	—	(4,880)

The reclassifications for the Funds relate primarily to taxable overdistributions, redemption in-kinds, distributions from investments in real estate investment trusts and expiration of capital loss carryforwards.

J. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

K. Floating-Rate Note Obligations Related to Securities Held — The Tax Aware Short-Intermediate Income Fund has entered into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates issued to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificates reflected as a liability under the caption “Floating rate notes payable” on the Statements of Assets and Liabilities. The Fund recorded imputed interest expense of approximately $64,000 for these investments based on an average interest rate of 3.46% for the year ended October 31, 2008.

At October 31, 2008, the Tax Aware Short-Intermediate Fund did not hold any Inverse Floaters.

66   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Enhanced Income Fund	0.25
Tax Aware Large Cap Growth Fund	0.40
Tax Aware Real Return Fund	0.35
Tax Aware Short-Intermediate Income Fund	0.25
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2008 were as follows (amounts in thousands):

Tax Aware Disciplined Equity Fund	$8
Tax Aware Enhanced Income Fund	34
Tax Aware Large Cap Growth Fund	—	(a)
Tax Aware Real Return Fund	254
Tax Aware Short-Intermediate Income Fund	16
Tax Aware U.S. Equity Fund	7

(a)	Amount rounds to less than $1,000

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a
Tax Aware Real Return Fund	0.25	n/a	0.75%
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Enhanced Income Fund	$—	(a)	—
Tax Aware Real Return Fund	69		$23
Tax Aware U.S. Equity Fund	1		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.10%
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a	0.25%	0.10
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.25	n/a
Tax Aware Real Return Fund	0.25	n/a	0.25%	0.25	0.10
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.25	0.10
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a		n/a	n/a	n/a	0.55%
Tax Aware Enhanced Income Fund	0.75%		n/a	n/a	0.50%	0.25
Tax Aware Large Cap Growth Fund	n/a		n/a	n/a	0.85	n/a
Tax Aware Real Return Fund	0.75	*	n/a	1.40%	0.65	0.50
Tax Aware Short-Intermediate Income Fund	n/a		n/a	n/a	0.55	0.40
Tax Aware U.S. Equity Fund	1.10		1.60%	1.60	0.84	0.70

*	Prior to February 29, 2008, the contractual expense limitation was 0.90%.

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

68   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

For the year ended October 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Disciplined Equity Fund	$—	$73	$153	$226
Tax Aware Enhanced Income Fund	168	62	65	295
Tax Aware Large Cap Growth Fund	29	14	37	80
Tax Aware Real Return Fund	142	69	1,081	1,292
Tax Aware Short-Intermediate Income Fund	—	67	236	303
Tax Aware U.S. Equity Fund	—	41	118	159

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2008, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Tax Aware Disciplined Equity Fund	$2
Tax Aware U.S. Equity Fund	52

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Disciplined Equity Fund	$402,450	$443,449
Tax Aware Enhanced Income Fund	39,755	43,624
Tax Aware Large Cap Growth Fund	19,312	32,110
Tax Aware Real Return Fund	1,218,368	75,266
Tax Aware Short-Intermediate Income Fund	124,778	157,214
Tax Aware U.S. Equity Fund	219,656	235,205

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$435,330	$25,442	$44,636	$(19,194)
Tax Aware Enhanced Income Fund	72,424	114	278	(164)
Tax Aware Large Cap Growth Fund	15,101	1,589	2,376	(787)

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Real Return Fund	2,017,052	5,393	56,652	(51,259)
Tax Aware Short-Intermediate Income Fund	229,215	630	6,866	(6,236)
Tax Aware U.S. Equity Fund	224,444	9,808	21,811	(12,003)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Tax Aware Disciplined Equity Fund	$11,173	$—	$—	$11,173
Tax Aware Enhanced Income Fund	352	2,644	—	2,996
Tax Aware Large Cap Growth Fund	145	—	—	145
Tax Aware Real Return Fund	—	40,477	—	40,477
Tax Aware Short-Intermediate Income Fund	196	8,300	—	8,496
Tax Aware U.S. Equity Fund	2,492	—	29,779	32,271

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Tax Aware Disciplined Equity Fund	$9,520	$—	$9,520
Tax Aware Enhanced Income Fund	799	3,735	4,534
Tax Aware Large Cap Growth Fund	51	—	51
Tax Aware Real Return Fund	—	21,307	21,307
Tax Aware Short-Intermediate Income Fund	1,489	8,584	10,073
Tax Aware U.S. Equity Fund	3,712	—	3,712

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$611	$(180,939)	$—	$(19,194)
Tax Aware Enhanced Income Fund	—	(25,772)	178	(164)
Tax Aware Large Cap Growth Fund	—	(95,292)	—	(787)
Tax Aware Real Return Fund	—	(4,146)	4,960	(185,702)
Tax Aware Short-Intermediate Income Fund	—	(25,943)	629	(6,236)
Tax Aware U.S. Equity Fund	220	1,207	—	(12,003)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals and distributions payable.

As of October 31, 2008, the Funds had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2012	2013	2014	2015	2016	Total
Tax Aware Disciplined Equity Fund	$36,384	$50,932	$15,933	$—	$—	$—	$—	$77,690	$180,939
Tax Aware Enhanced Income Fund	—	1,353	6,200	15,790	1,699	231	—	499	25,772
Tax Aware Large Cap Growth Fund	21,934	37,057	30,037	4,152	2,112	—	—	—	95,292
Tax Aware Real Return Fund	—	—	—	—	—	16	3,040	1,090	4,146
Tax Aware Short-Intermediate Income Fund	—	—	4,406	3,570	2,871	10,728	1,844	2,524	25,943

During the year ended October 31, 2008, the Tax Aware Large Cap Growth Fund utilized capital loss carryforwards of $5,875 (amount in thousands).

70   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

During the year ended October 31, 2008, the Tax Aware Disciplined Equity Fund had a capital loss carryforward of approximately $759,000 expire.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008. Average borrowings from the Facility for the year ended October 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Disciplined Equity Fund	$2,895	3	$1
Tax Aware Large Cap Growth Fund	821	8	1
Tax Aware U.S. Equity Fund	1,668	20	3

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For the Funds, one or more affiliate of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. Issuances backed by bond insurers may be impacted by changes to bond insurers’ ratings.

8. Transfers-in-Kind

For the year ended October 31, 2008, certain shareholders of the U.S. Equity Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the dates, at the values listed, and gains for book purposes which resulted from the redemption in-kind are listed below (amounts in thousands):

	Date	Value	Realized Gains	Type
Tax Aware U.S. Equity Fund	12/14/2007	$18,502	$4,986	Redemption in-kind

9. Subsequent Event

At their meeting in November 2008, the Board of Trustees of the Tax Aware Large Cap Growth Fund approved the liquidation of the Fund which occurred on December 19, 2008.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan Tax Aware Disciplined Equity Fund,
JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, JPMorgan Tax Aware Large Cap Growth Fund liquidated on December 19, 2008.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

72   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   73

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

74   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   75

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Tax Aware Disciplined Equity Fund
Institutional Class
Actual	$1,000.00	$710.50	$2.36	0.55%
Hypothetical	1,000.00	1,022.37	2.80	0.55

Tax Aware Enhanced Income Fund
Class A
Actual	1,000.00	1,010.20	3.79	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	1,012.10	2.53	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Institutional Class
Actual	1,000.00	1,012.40	1.26	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

Tax Aware Large Cap Growth Fund
Select Class
Actual	1,000.00	696.70	3.63	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85

76   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio

Tax Aware Real Return Fund
Class A
Actual	$1,000.00	$921.60	$3.62	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	918.90	6.75	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Select Class
Actual	1,000.00	922.30	3.14	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Institutional Class
Actual	1,000.00	923.90	2.42	0.50
Hypothetical	1,000.00	1,022.61	2.54	0.50

Tax Aware Short-Intermediate Income Fund
Select Class
Actual	1,000.00	987.50	2.75	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Institutional Class
Actual	1,000.00	989.30	2.00	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40

Tax Aware U.S. Equity Fund
Class A
Actual	1,000.00	722.50	4.76	1.10
Hypothetical	1,000.00	1,019.61	5.58	1.10
Class B
Actual	1,000.00	720.50	6.92	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class C
Actual	1,000.00	720.70	6.92	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Select Class
Actual	1,000.00	723.70	3.64	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Institutional Class
Actual	1,000.00	723.40	3.03	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   77

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

78   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund, Tax Aware Large Cap Growth Fund, Tax Aware Real Return Fund, Tax Aware Short-Intermediate Income Fund, and Tax Aware U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Tax Aware Disciplined Equity Fund’s performance was in the fourth, fourth and second quintiles for Institutional Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Aware Enhanced Income Fund’s performance was in the fourth, second and fourth quintiles for Class A shares and in the third, first and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Aware Large Cap Growth Fund’s performance was in the first, first and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Aware Real Return Fund’s performance was in the first quintile for Class A shares and for the Select Class shares for the one year period, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Aware Short-Intermediate Income Fund’s performance was in the second, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Aware U.S. Equity Fund’s performance was in the fifth, fifth and fourth quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Disciplined Equity Fund’s net advisory fee for the Institutional Class shares was in the first quintile and the actual total expenses for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware Enhanced Income Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware Large Cap Growth Fund’s net advisory fee for the Select Class shares was in the first quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe

80   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware Short-Intermediate Income Fund’s net advisory fee for the Select Class shares was in the third quintile and the actual total expenses for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Aware U.S. Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2008        JPMORGAN TAX AWARE FUNDS   81

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2008:

Dividend Received Deduction
Tax Aware Disciplined Equity Fund	100.00%
Tax Aware Large Cap Growth Fund	100.00
Tax Aware U.S. Equity Fund	100.00

Long Term Capital Gain Designation

The Tax Aware U.S. Equity Fund hereby designates $29,778 (amount in thousands) as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2008.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Disciplined Equity Fund	$11,173
Tax Aware Large Cap Growth Fund	145
Tax Aware U.S. Equity Fund	2,492

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2008:

Exempt Distributions Paid
Tax Aware Enhanced Income Fund	88.00%
Tax Aware Real Return Fund	100.00
Tax Aware Short-Intermediate Income Fund	98.00

82   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-TA-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan Funds

Country/Region

Funds

JPMorgan Asia Equity Fund
JPMorgan China Region Fund
JPMorgan India Fund
JPMorgan Intrepid European Fund
JPMorgan Intrepid Japan Fund (formerly JPMorgan Japan Fund)
JPMorgan Latin America Fund
JPMorgan Russia Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Asia Equity Fund	2
JPMorgan China Region Fund	4
JPMorgan India Fund	6
JPMorgan Intrepid European Fund	8
JPMorgan Intrepid Japan Fund	10
JPMorgan Latin America Fund	12
JPMorgan Russia Fund	14
Schedules of Portfolio Investments	16
Financial Statements	32
Financial Highlights	48
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	70
Trustees	71
Officers	73
Schedule of Shareholder Expenses	74
Board Approval of Investment Advisory Agreements	77
Tax Letter	81

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invest in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   1

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$750,977
Primary Benchmark	Morgan Stanley Capital International (MSCI) All Country Asia (ex Japan) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth,* returned –61.66%** (Class A Shares, no sales charge) for the 12 months ended October 31, 2008, compared to the –58.04% return for the MSCI All Country Asia ex-Japan Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in China and Singapore. Consumption in the U.S. weakened dramatically, ringing alarm bells for Asia’s exporters. Confirmation came in the third quarter that Europe’s financial system was weak, removing another source of strong export demand. In response, Asian economies slowed. What was surprising to investors, though, was the extent to which Asia’s minimal exposure to the credit crunch was ignored. Over the past year, there were significant forced redemptions in Asia from hedge funds and global funds. This selling pressure weighed on Asian equities.

At the individual stock level, Nine Dragons Paper Holdings Ltd., China’s largest producer of packaging containerboard, detracted from performance. The company’s shares fell on concerns about its profit margins, as input prices rose and the end-demand outlook for packaging products deteriorated. Investor worries about the company’s debt level and cash-flow generation ability also weighed on the stock. Golden Agri-Resources Ltd., a Singapore-listed palm oil plantation company, also hurt returns. Palm oil prices more than halved since peaking in July 2008, in line with crude oil prices. As a result, the company’s shares fell sharply, even though palm oil is an edible oil and should not have a high correlation to crude oil. Larsen & Toubro Ltd., one of India’s largest heavy equipment manufacturers with exposure to rising infrastructure spending in India, hindered performance. The stock was hurt by concerns about the impact of rising raw material prices on company earnings, fundamentals and sales.

On the positive side, stock selection in Thailand and Indonesia helped returns. At the individual stock level, Indonesian coal company PT Bumi Resources Pbk. contributed to performance. We successfully traded the stock throughout the year, and sold it before the sharp decline in coal prices in the second half of the year. Earlier in the year, the end demand outlook for coal was still very strong, driven by strong imports to China, which deteriorated in the second half of 2008. PTT Exploration and Production Public Company, Ltd., Thailand’s largest oil exploration company, also aided returns. The stock rose sharply in the first half of the period. We sold the stock in mid-2008, locking in a gain. Yuanta Core Pacific Securities, Taiwanese brokerage, supported performance. As the Taiwan market performed strongly early in 2008, the company benefited from rising turnover on the Taiwan stock exchange. The position was sold in mid-period, locking in some of the stock’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy remained broad and tended to overweight stocks in countries exposed to regional domestic demand. It was overweight earlier in the year in India and Indonesia, but we increased our weighting in China versus India later in the year. We felt that China’s strong fiscal position allowed the government to implement large fiscal stimulus measures to support the economy, which India’s government is unable to do on the same scale. We continue to emphasize domestic-oriented stocks, such as telecommunication, consumer and infrastructure companies. The Fund remained underweight in countries that largely depended on exports, such as Taiwan, and smaller emerging markets, such as the Philippines and Malaysia.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	China Mobile Ltd. (China)	8.9%
2.	Samsung Electronics Co., Ltd. (South Korea)	5.2
3.	China Construction Bank Corp., Class H (China)	4.7
4.	Olam International Ltd. (Singapore)	3.8
5.	Reliance Industries Ltd., GDR (India)	3.8
6.	China Life Insurance Co., Ltd., Class H (China)	3.5
7.	China Merchants Bank Co., Ltd., Class H (China)	3.1
8.	CapitaLand Ltd. (Singapore)	2.9
9.	HON HAI Precision Industry Co., Ltd. (Taiwan)	2.6
10.	Keppel Corp., Ltd. (Singapore)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***

China	33.9%
South Korea	20.6
Singapore	17.1
Hong Kong	9.7
Taiwan	7.3
India	6.1
Indonesia	5.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of the Class A Shares including a sales charge was –63.67%.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		(61.66)%	2.46%	4.22%
With Sales Charge*		(63.67)	1.36	3.42
SELECT CLASS SHARES	6/28/02	(61.55)	2.72	4.46
INSTITUTIONAL CLASS SHARES	6/28/02	(61.50)	2.86	4.60

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/1/01 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, the MSCI All Country Asia (ex Japan) Index and the Lipper Pacific Region (ex Japan) Funds Index from November 1, 2001 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia (ex Japan) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Pacific Region (ex Japan) Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Asia (ex Japan) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in Asia, excluding Japan. The Lipper Pacific Region (ex Japan) Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   3

JPMorgan China Region Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$7,009
Primary Benchmark	Morgan Stanley Capital International (MSCI) Golden Dragon Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan China Region Fund, which seeks long-term capital growth,* returned –59.67%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –58.03% return for the MSCI Golden Dragon Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in Hong Kong. The impact of credit tightening and Olympics-related disruptions continued to be felt in China, resulting in weakened gross domestic product growth. Facing slower growth and easing inflation pressure, the Chinese government shifted toward a pro-growth stance, as evidenced by its recent fiscal stimulus package.

At the individual stock level, China National Building Material Co., Ltd., detracted from performance. The company’s earnings outlook was hurt by a slowdown in China’s construction sector due to credit tightening measures announced at the end of 2007. The stock also fell on concerns about a potential oversupply of building materials, which would adversely impact company earnings. Hong Kong-based Kerry Properties Ltd. also hurt returns. Property price and transaction volume declines hurt the company’s earnings outlook. There were also concerns that, in the current uncertain environment, the company’s access to credit markets would be harder than in the past. Hong Kong Exchanges & Clearing Ltd. also hindered performance. The company’s earnings are tied to transactional volumes on the Hong Kong stock market. As the credit crisis unfolded and consumer confidence weakened, turnover on the Hong Kong market fell suddenly, hurting the company’s earnings outlook.

On the positive side, stock selection in China helped returns. At the individual stock level, China Unicom Ltd., a mobile phone company, contributed to performance. The stock performed better than its peers. Additionally, the restructuring of the telecommunication industry in China also positively impacted the company. Taiwan’s Chunghwa Telecom Co. Ltd., also helped returns. The stock offered strong earnings and high dividend yield to investors. In addition, the company had a strong net cash position, which helped it to outperform in the current environment. China Railway Construction Corp., also aided performance. The company’s shares rose on expectations that it would benefit from China’s upcoming fiscal stimulus package. In anticipation of the stimulus package, the potential increase in transport infrastructure spending by the central government was a positive catalyst for the stock.

Q:	HOW WAS THE FUND MANAGED?

A:	We felt that Greater China was a market in which top-down analysis should take precedence, whether on a macro or industry level. With that in mind, the Fund’s senior team established a top-down review on a bi-weekly basis, with each market (China, Taiwan and Hong Kong) ranked from one (overweight) to five (underweight). We incorporated these fundamental country rankings into the portfolio weightings, monitoring and controlling for absolute and relative risk.

Once the team established a top-down view, we proceeded with bottom-up portfolio construction in each region, targeting industry leaders and consolidators, and identifying potential long-term winners that offer high and/or rising return on equity. To identify such opportunities, we relied on our well-resourced, on-site teams, which average 100–200 company visits/meetings per portfolio manager per year.

We also ranked individual companies on a scale from one (overweight) to five (underweight), analyzing important fundamental factors, such as growth indicators and potential catalysts, value measures, management strength and capital structure, and market indicators (e.g., liquidity, sentiment and technical analysis). We focused on the highest conviction stocks, as indicated by ranking, with an emphasis on potential outperformance throughout a full market cycle, and risk management.

The Fund continues to be overweight China versus Hong Kong and Taiwan, as we see better growth prospects in China relative to the other two markets.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	China Mobile Ltd. (China)	9.5%
2.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	5.8
3.	China Life Insurance Co., Ltd., Class H (China)	5.3
4.	CNOOC Ltd. (China)	4.9
5.	China Petroleum & Chemical Corp., Class H (China)	4.4
6.	China Construction Bank Corp., Class H (China)	4.1
7.	Industrial & Commercial Bank of China, Class H (China)	4.1
8.	Chunghwa Telecom Co., Ltd. (Taiwan)	4.0
9.	Cheung Kong Holdings Ltd. (Hong Kong)	3.8
10.	HON HAI Precision Industry Co., Ltd. (Taiwan)	3.7

PORTFOLIO COMPOSITION BY COUNTRY***

China	48.9%
Taiwan	29.5
Hong Kong	21.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

4   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(59.78)%	(18.98)%
With Sales Charge*		(61.89)	(21.54)
CLASS C SHARES	2/28/07
Without CDSC		(59.99)	(19.39)
With CDSC**		(60.99)	(19.39)
CLASS R5 SHARES	2/28/07	(59.61)	(18.61)
SELECT CLASS SHARES	2/28/07	(59.67)	(18.76)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Average from February 28, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper China Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   5

JPMorgan India Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 1, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$11,059
Primary Benchmark	Morgan Stanley Capital International (MSCI) India Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan India Fund, which seeks long-term capital growth,* returned –62.15%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –61.96% return for the MSCI India Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, healthcare and utility sectors. After the sell-off in first-quarter 2008, the Indian market bounced back through mid-July and early August before selling off sharply to a new low in October. Apart from the U.S. dollar strengthening across the board, the lack of any concerted intervention by the Reserve Bank of India and outflows from Foreign Institutional Investors contributed to the rupee’s fall.

At the individual stock level, Larsen & Toubro Ltd., one of India’s largest heavy equipment manufacturers with exposure to rising infrastructure spending in India, detracted from performance. The stock was hurt by concerns about the impact of rising raw material prices on company earnings, fundamentals and sales. ICICI Bank Ltd. also hurt returns. The bank announced write-downs related to sub-prime exposure by its overseas subsidiaries. Compared to other banks in India, the company has been one of the most aggressive, particularly in overseas expansion. In the current environment, this has led to the most asset write-downs and consequent underperformance of the stock. Reliance Energy Ltd., an infrastructure and electricity-generation company, hindered performance. The company’s shares fell on concerns about the impact of rising raw material prices on its earnings. In addition, the quality and visibility of the company’s order book were called into question due to the uncertain credit environment.

On the positive side, stock selection in the financial, telecommunication and industrial sectors helped returns. At the individual stock level, HDFC Bank Ltd. contributed to performance. This mortgage lender performed better than its peers due to the high quality of management, conservative lending practices and strong balance sheet and capital position. In the current environment, these factors helped the stock to outperform the overall market. Bharti Airtel Ltd., India’s largest mobile telephone company, also helped returns. Cellular penetration in India was still under 30% and continued to see strong growth from a low base, despite the state of the global economy. In addition, the earnings profile of telecommunication companies was attractive in the current uncertain environment. An underweight in Sterlite Technologies Ltd., a manufacturer of optical fibers, telecommunication cables and power transmission conductors, also aided performance. The stock fell sharply as commodity prices plummeted late in the period.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy — focused on active and fundamental research, relying less on published data and more on subjective analysis through company visits by Indian country specialists — was unchanged. The Fund remained overweight in sectors dependent on infrastructure and consumption demand, including the financial and telecommunication sectors. We believe that the market’s uncertainty and volatility should present some attractive investment opportunities eventually but, in the current environment, we increased our weightings in defensive names, such as consumer staples and healthcare.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Reliance Industries Ltd.	14.3%
2.	HDFC Bank Ltd.	9.1
3.	Housing Development Finance Corp., Ltd.	8.9
4.	Infosys Technologies Ltd.	6.9
5.	ITC Ltd.	5.7
6.	Bharat Heavy Electricals Ltd.	5.3
7.	Bharti Airtel Ltd.	5.1
8.	ICICI Bank Ltd.	4.5
9.	Larsen & Toubro Ltd.	4.1
10.	Infosys Technologies Ltd., ADR	3.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	27.5%
Energy	18.7
Information Technology	14.1
Industrials	11.8
Telecommunication Services	7.6
Consumer Staples	6.9
Utilities	6.7
Health Care	3.6
Consumer Discretionary	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

6   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		(62.24)%	(34.87)%
With Sales Charge*		(64.23)	(37.16)
CLASS C SHARES	5/1/07
Without CDSC		(62.44)	(35.20)
With CDSC**		(63.44)	(35.20)
CLASS R5 SHARES	5/1/07	(62.05)	(34.54)
SELECT CLASS SHARES	5/1/07	(62.15)	(34.70)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper Emerging Markets Funds Index from May 1, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   7

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$280,750
Primary Benchmark	Morgan Stanley Capital International (MSCI) Europe Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth,* returned –49.91%** (Class A Shares, no sales charge) for the 12 months ended October 31, 2008, compared with the –48.02 % return for the MSCI Europe Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, energy and industrial sectors. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

At the individual stock level, our position in auto maker Volkswagen AG, detracted from performance. The company was hurt by decreased auto sales, as the slowing global economy and tight credit conditions deterred buyers. An overweight in Charter International plc, which makes welding equipment, also hurt returns. The company’s shares fell on concerns that slowing global growth would weigh on demand, despite receiving analyst upgrades due to a strong order book. An overweight in SGL Carbon AG, a carbon and graphite product producer, hindered performance. The company was hurt by steep declines in global stock markets, despite reiterating its earnings guidance.

On the positive side, stock selection in the financials and materials and an overweight position in healthcare sectors helped returns. At the individual stock level, an overweight in AstraZeneca plc contributed to performance. The drugmaker received analyst upgrades on its short-term earnings and pipeline momentum. In addition, the company benefited from investor favor toward pharmaceutical stocks for their defensive qualities. An overweight in Yara International ASA, a maker of agricultural chemicals, also helped returns. The company experienced a significant increase in profits, as strong food prices boosted demand for crop nutrients. An underweight in Fortis aided performance. The bank was rescued by Benelux governments in September on mounting concerns about its solvency. The Benelux is an economic union in Western Europe that includes three neighboring monarchies, Belgium, the Netherlands, and Luxembourg.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s disciplined investment process aimed to invest in the best European growth and value stocks. Risk was managed by holding 50+ stocks and seeking to ensure that the Fund had positive exposure to both growth and value compared to the broad market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Novartis AG (Switzerland)	3.7%
2.	Nestle S.A. (Switzerland)	3.7
3.	BP plc (United Kingdom)	3.3
4.	Total S.A. (France)	3.0
5.	GlaxoSmithKline plc (United Kingdom)	2.9
6.	Telefonica S.A. (Spain)	2.7
7.	Sanofi-Aventis S.A. (France)	2.4
8.	Royal Dutch Shell plc, Class A (Netherlands)	2.3
9.	France Telecom S.A. (France)	2.2
10.	AstraZeneca plc (United Kingdom)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	33.8%
Switzerland	14.2
France	12.8
Germany	10.3
Spain	8.5
Netherlands	7.1
Italy	4.8
Belgium	1.8
Norway	1.6
Sweden	1.5
Finland	1.4
Short-Term Investment	1.5
Others (each less than 1.0%)	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of the Class A Shares including a sales charge was –52.54%.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

8   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		(49.91)%	5.82%	5.99%
With Sales Charge*		(52.54)	4.68	5.43
CLASS B SHARES	11/3/95
Without CDSC		(50.17)	5.28	5.45
With CDSC**		(55.17)	4.95	5.45
CLASS C SHARES	11/1/98
Without CDSC		(50.15)	5.29	5.33
With CDSC***		(51.15)	5.29	5.33
SELECT CLASS SHARES	9/10/01	(49.79)	6.12	6.18
INSTITUTIONAL CLASS SHARES	9/10/01	(49.69)	6.37	6.43

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than those shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper European Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Funds Index represents the total returns of the funds in the indicated category defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   9

JPMorgan Intrepid Japan Fund*
    (formerly JPMorgan Japan Fund)

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$14,856
Primary Benchmark	Tokyo Stock Exchange (Topix) 1st Section Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Japan Fund, which seeks total return from long-term capital growth,** returned –43.39%*** (Class A Shares, no sales charge) for the 12 months ended October 31, 2008, compared to the –36.33% return for the Tokyo Stock Exchange (Topix) 1st Section Index for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the wholesale trade, automobile and real estate sectors. The past 12 months were overshadowed by concerns about the possibility of a global financial crisis, led by a collapse in the U.S. financial markets. Domestically the outlook for the economy became increasingly bleak as witnessed by the June Bank of Japan, Tankan survey on the back of high oil and commodity prices. The market gradually deteriorated over the year to decline sharply in September and October, following the collapse of Lehman Brothers in mid-September. Based on multiple economic indicators, the Japanese government acknowledged that the country had moved into recession and declared an economic stimulus package totaling ¥11.7 trillion.

At the individual stock level, Mazda Motor Corp. was a key detractor from performance. The company saw major earnings downgrades due to the strengthening yen in 2008, and the slowdown in consumer demand worldwide for big ticket items, such as automotives. Property stock Kenedix Ltd. also hurt returns. The stock plummeted over balance sheet concerns, poor fundamentals in the property market and concerns about the ability of real estate companies to gain access to credit in the current environment. In addition, government regulation of the real estate and construction market hurt the company’s outlook. Mitsui and Co. Ltd., a commodities trading company, hindered performance. The company’s earnings were revised downward in line with the sharp fall in commodity prices in the second half of 2008. The stock also was affected by concerns about the state of global growth, particularly in China, which weighed on the company’s earnings outlook.

On the positive side, stock selection in the telecommunication, financial and pharmaceutical sectors helped returns. At the individual stock level, NTT DoCoMo Inc. contributed to performance. Telecommunication stocks performed relatively strongly in the period due to their high dividend yields and high degree of earnings certainty. Domestic stocks in Japan were shielded from the negative earnings of a stronger yen. The Fund was underweight in megabanks versus regional banks, such as Keiyo Bank Ltd., which helped returns. Earnings momentum at large banks turned negative as a result of write-downs as well as credit costs. Keiyo Bank and other regional banks, with relatively stronger capital positions, were relative outperformers. Astellas Pharma Inc. aided performance. The stock was seen as a relatively defensive stock, with a high degree of earnings certainty and cash flow generation. The stock was also supported by its capital management program, such as stock buybacks during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	Effective March 31, 2008, the Fund’s name, investment process and portfolio management team changed. The investment process changed from one that used fundamental company research to identify attractive stock-picking investment opportunities to a behavioral process that used a bottom-up stock selection focusing on the value and growth characteristics of stocks. The Fund’s new management team is comprised of Christopher T. Blum and Mark Davids.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Toyota Motor Corp.	4.6%
2.	Honda Motor Co., Ltd.	3.0
3.	Mitsubishi UFJ Financial Group, Inc.	3.0
4.	Panasonic Corp.	2.6
5.	NTT DoCoMo, Inc.	2.4
6.	Mitsubishi Corp.	2.1
7.	Nippon Telegraph & Telephone Corp.	2.1
8.	Astellas Pharma, Inc.	2.1
9.	Tokyo Electric Power Co., Inc. (The)	1.8
10.	Seven & I Holdings Co., Ltd.	1.7

PORTFOLIO COMPOSITION BY SECTOR****

Consumer Discretionary	20.2%
Industrials	19.2
Financials	17.1
Information Technology	10.5
Materials	9.4
Utilities	6.2
Health Care	5.2
Telecommunication Services	5.0
Consumer Staples	4.7
Energy	2.5

*	The Fund’s name was changed from JPMorgan Japan Fund to JPMorgan Intrepid Japan Fund on March 31, 2008. The Fund’s investment process and portfolio management team also changed on the same date.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A Shares including a sales charge was –46.36%.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

10   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		(43.39)%	(3.47)%	(1.34)%
With Sales Charge*		(46.36)	(4.51)	(1.88)
CLASS B SHARES	11/3/95
Without CDSC		(43.85)	(4.08)	(1.86)
With CDSC**		(48.85)	(4.55)	(1.86)
CLASS C SHARES	2/28/06
Without CDSC		(43.75)	(4.06)	(1.99)
With CDSC***		(44.75)	(4.06)	(1.99)
SELECT CLASS SHARES	2/28/06	(43.25)	(3.36)	(1.29)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid Japan Fund, Tokyo Stock Exchange (Topix) 1st Section Index, MSCI Japan Index and Lipper Japan Funds Average from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Japan Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Tokyo Stock Exchange (Topix) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The MSCI Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Japan. The Lipper Japan Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   11

JPMorgan Latin America Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$5,302
Primary Benchmark	Morgan Stanley Capital International (MSCI) EM Latin America Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Latin America Fund, which seeks long-term capital growth,* returned –56.77%** (Class A Shares, no sales charge) for the 12 months ended October 31, 2008, compared to the –51.85% return for the MSCI EM Latin America Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the Brazil and Mexico. Despite stronger-than-expected second-quarter gross domestic product growth and decelerating inflation in Brazil, the impact of external events continued to weigh heavily on Latin American equities. Mexico, which had proven slightly more resilient than the rest of Latin America early in the period, faced declining remittances and shrinking trade exports in the face of the global financial climate.

At the individual stock level, Sadia SA detracted from performance. The company announced that it had lost a substantial amount of money on a foreign exchange contract, which significantly drove down its share prices. This more than offset the positive demand outlook around the world for the company’s poultry products. Usinas Siderurgicas de Minas Gerais SA (USIMINAS), Series A, also hurt returns. Recent declines in commodities prices on the back of slowing global demand placed downward pressure on the stock.

On the positive side, stock selection in Panama and Peru helped returns. At the individual stock level, Estacio Participacoes SA contributed to performance. The Brazilian education company benefited from strong growth expectations due to the anticipation of increased wages from post-secondary degrees, employers offering partial scholarships and increased availability of student loan products. Companhia Energetica de Minas Gerais also helped returns. The Brazilian utility reported strong results across the board for third-quarter 2008, with strong volume growth in its distribution arm and solid performance in its generation segment.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, diversified strategy in which portfolio construction was focused on the highest-conviction ideas, which are found at the stock level. The Fund held approximately 55 of the most promising investment opportunities identified by our network of analysts. Risk exposures were monitored and managed versus the benchmark. Security weightings were determined by a bottom-up stock selection process. Both sector and country weightings were residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A., ADR (Brazil) (Preferred Stock)	14.2%
2.	Cia Vale do Rio Doce, ADR (Brazil)	12.5
3.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	10.0
4.	Banco Itau Holding Financeira S.A. (Brazil) (Preferred Stock)	7.5
5.	Cia de Bebidas das Americas, ADR (Brazil) (Preferred Stock)	4.3
6.	Banco Bradesco S.A., ADR (Brazil)	4.2
7.	Unibanco — Uniao de Bancos Brasileiros S.A., GDR (Brazil)	3.5
8.	Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	3.4
9.	Grupo Televisa S.A. (Mexico)	3.4
10.	Cia Energetica de Minas Gerais (Brazil) (Preferred Stock)	3.2

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	67.8%
Mexico	24.3
Chile	4.6
Panama	1.3
Argentina	1.0
Peru	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A Shares including a sales charge was –59.04%.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

12   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(56.77)%	(21.66)%
With Sales Charge*		(59.04)	(24.15)
CLASS C SHARES	2/28/07
Without CDSC		(56.98)	(22.06)
With CDSC**		(57.98)	(22.06)
CLASS R5 SHARES	2/28/07	(56.57)	(21.31)
SELECT CLASS SHARES	2/28/07	(56.66)	(21.47)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. The Lipper Latin American Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   13

JPMorgan Russia Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$4,685
Primary Benchmark	Morgan Stanley Capital International (MSCI) Russia Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Russia Fund, which seeks long-term capital growth,* returned –71.20%** (Select Class Shares, no sales charge) for the 12 months ended October 31, 2008, compared to the –63.03% return for the MSCI Russia Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the materials and consumer discretionary sectors. Recent military action in Georgia, political uncertainty and the reversal of oil prices, combined with the global financial turmoil, drove the market down significantly. In addition, a strengthening dollar, tightening of international credit and margin calls prompted by a falling market turned an emerging market correction into a more significant event within Russia.

At the individual stock level, Sitronics GDR detracted from performance. Reports of write-downs in inventories and receivables of the consumer electronics segment and a weaker bottom line, affected by higher-than-expected depreciation, interest expense and taxes, weighed on the stock. Sberbank also hurt returns. The company weathered the credit crunch reasonably well, maintaining deposit market share and liquidity. However, the uncertain outlook for the ruble and Russian economy weighed heavily on the stock.

On the positive side, stock selection in the healthcare and industrial sectors helped returns. At the individual stock level, MMC Norilsk Nickel ADR contributed to performance. Despite the recent negative performance of materials in Russia, the company rendered positive returns in fourth-quarter 2007 and first-half 2008, as global steel demand was strong and commodities prices had yet to correct. Dragon Oil plc also helped returns. The stock performed strongly as one of the companies in the sector that was fully exposed to increased oil prices in fourth-quarter 2007 and first-half 2008 through its production-sharing agreement.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas, which were found at the stock level. The Fund held approximately 35 of the most promising investment opportunities identified by our network of analysts. The index was then used as a benchmark against which risk exposures were monitored and managed. Security weightings were determined by a bottom-up stock selection process. Sector weightings were a residual of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Gazprom OAO, ADR	23.6%
2.	Sberbank	12.7
3.	Mechel, ADR	6.4
4.	MMC Norilsk Nickel, ADR	6.2
5.	Tatneft, GDR	4.4
6.	Dragon Oil plc (Ireland)	4.4
7.	Aeroflot — Russian International Airlines	4.1
8.	Magnit OAO, GDR	4.0
9.	Magnitogorsk Iron & Steel Works, GDR	3.6
10.	West Siberian Resources Ltd., GDR (Sweden)	2.3

PORTFOLIO COMPOSITION BY SECTOR***

Energy	39.1%
Materials	23.0
Financials	15.3
Consumer Staples	6.9
Telecommunication Services	5.4
Industrials	4.1
Consumer Discretionary	2.5
Utilities	2.2
Others (each less than 1.0%)	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

14   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(71.28)%	(44.71)%
With Sales Charge*		(72.78)	(46.46)
CLASS C SHARES	2/28/07
Without CDSC		(71.42)	(44.98)
With CDSC**		(72.42)	(44.98)
CLASS R5 SHARES	2/28/07	(71.14)	(44.45)
SELECT CLASS SHARES	2/28/07	(71.20)	(44.55)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Russia Index is a capitalization weighted index that monitors the performance of stocks from the country of Russia. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   15

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.3%
	Common Stocks — 92.3%
	China — 31.3%
17,000	Belle International Holdings Ltd.	8,164
65,000	China Construction Bank Corp., Class H	32,245
9,300	China COSCO Holdings Co., Ltd., Class H	5,010
43,000	China Hongxing Sports Ltd.	5,451
9,000	China Life Insurance Co., Ltd., Class H	24,052
14,157	China Merchants Bank Co., Ltd., Class H	21,688
7,000	China Mobile Ltd.	61,623
18,500	China Petroleum & Chemical Corp., Class H	12,148
4,200	China Shenhua Energy Co., Ltd., Class H	7,974
5,000	China Sky Chemical Fibre Co., Ltd.	751
7,000	China Unicom Hong Kong Ltd.	9,994
12,000	CNOOC Ltd.	9,853
7,500	Guangzhou R&F Properties Co., Ltd., Class H	3,604
30,000	Nine Dragons Paper Holdings Ltd.	5,174
15,000	Pacific Basin Shipping Ltd.	8,032
11,000	Shimao Property Holdings Ltd.	5,964
33,897	Soho China Ltd.	10,078
24,200	Synear Food Holdings Ltd.	3,133
		234,938
	Hong Kong — 8.9%
15,500	AMVIG Holdings Ltd.	9,113
1,267	Cheung Kong Infrastructure Holdings Ltd.	4,641
2,000	Esprit Holdings Ltd.	11,364
1,500	Hong Kong Exchanges and Clearing Ltd.	15,211
19,860	Huabao International Holdings Ltd.	12,816
5,500	Kerry Properties Ltd.	13,816
		66,961
	India — 5.6%
960	Larsen & Toubro Ltd., GDR	15,648
475	Reliance Industries Ltd., GDR (e)	26,363
		42,011
	Indonesia — 4.9%
43,000	Bank Rakyat Indonesia	13,157
80,000	Indofood Sukses Makmur Tbk PT	7,868
14,500	Telekomunikasi Indonesia Tbk PT	7,254
28,611	United Tractors Tbk PT	8,339
		36,618
	Singapore — 15.8%
10,000	CapitaLand Ltd.	20,042
2,800	City Developments Ltd.	12,382
58,000	Golden Agri-Resources Ltd.	7,740
5,800	Keppel Corp., Ltd.	18,083
30,000	Olam International Ltd.	26,408
7,499	SembCorp Industries Ltd.	12,603
4,500	Singapore Telecommunications Ltd.	7,573
8,000	Wilmar International Ltd.	13,835
		118,666
	South Korea — 19.0%
200	Daelim Industrial Co.	5,774
703	Digitech Systems Co., Ltd. (a)	6,578
565	Kangwon Land, Inc.	5,780
580	KB Financial Group, Inc. (a)	14,377
295	LG Corp.	11,807
230	LG Electronics, Inc.	17,172
85	Samsung Electronics Co., Ltd.	35,836
320	Samsung Engineering Co., Ltd.	12,798
112	Samsung Fire & Marine Insurance Co., Ltd.	14,834
540	Samsung Heavy Industries Co., Ltd.	8,316
29	Shinsegae Co., Ltd.	10,003
		143,275
	Taiwan — 6.8%
22,000	Asia Cement Corp.	13,035
10,000	AU Optronics Corp.	6,982
7,744	Chunghwa Telecom Co., Ltd.	12,813
7,505	HON HAI Precision Industry Co., Ltd.	18,115
		50,945
	Total Investments — 92.3% (Cost $1,271,862)	693,414
	Other Assets in Excess of Liabilities — 7.7%	57,563
	NET ASSETS — 100.0%	$750,977

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.7%
Real Estate Management & Development	9.5
Wireless Telecommunication Services	8.9
Oil, Gas & Consumable Fuels	8.1
Industrial Conglomerates	6.1
Insurance	5.6
Diversified Telecommunication Services	5.4
Food & Staples Retailing	5.3
Semiconductors & Semiconductor Equipment	5.2
Construction & Engineering	4.9
Food Products	4.7
Electronic Equipment, Instruments & Components	3.6
Specialty Retail	2.8
Household Durables	2.5
Machinery	2.4
Diversified Financial Services	2.2
Marine	1.9
Construction Materials	1.9
Chemicals	1.8
Containers & Packaging	1.3
Others (each less than 1.0%)	4.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   17

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	China — 48.4%
95	Asia Cement China Holdings Corp. (a)	25
23	Beijing Enterprises Holdings Ltd.	91
260	Bosideng International Holdings, Ltd.	27
580	China Construction Bank Corp., Class H	288
138	China Life Insurance Co., Ltd., Class H	369
68	China Merchants Bank Co., Ltd., Class H	104
75	China Mobile Ltd.	663
470	China Petroleum & Chemical Corp., Class H	309
71	China Railway Construction Corp., Class H (a)	88
47	China Resources Power Holdings Co.	92
56	China Shenhua Energy Co., Ltd., Class H	105
98	China Unicom Hong Kong Ltd.	140
255	China Vanke Co., Ltd., Class B	150
416	CNOOC Ltd.	341
1	Ctrip.com International, Ltd., ADR	28
610	Industrial & Commercial Bank of China, Class H	287
46	Li Ning Co., Ltd.	56
1	New Oriental Education & Technology Group, ADR (a)	33
65	Parkson Retail Group Ltd.	60
19	Tencent Holdings Ltd.	140
		3,396
	Hong Kong — 21.4%
60	BOC Hong Kong Holdings Ltd.	69
28	Cheung Kong Holdings Ltd.	265
61	Cheung Kong Infrastructure Holdings Ltd.	223
19	CLP Holdings Ltd.	125
5	Esprit Holdings Ltd.	31
11	Hang Seng Bank Ltd.	135
12	Hong Kong Exchanges and Clearing Ltd.	120
24	Hutchison Whampoa Ltd.	130
26	Kerry Properties Ltd.	66
87	New World Development Ltd.	72
20	Sun Hung Kai Properties Ltd.	175
44	Wharf Holdings Ltd.	88
		1,499
	Taiwan — 29.3%
77	Acer, Inc.	100
130	AU Optronics Corp.	90
138	Cathay Financial Holding Co., Ltd.	149
190	Chinatrust Financial Holding Co., Ltd.	54
167	Chunghwa Telecom Co., Ltd.	276
121	Far Eastern Textile Co., Ltd.	70
156	First Financial Holding Co., Ltd.	74
42	Formosa Plastics Corp.	71
106	HON HAI Precision Industry Co., Ltd.	257
13	HTC Corp.	154
18	MediaTek, Inc.	163
30	Powertech Technology, Inc.	43
12	Shin Zu Shing Co., Ltd.	41
103	Siliconware Precision Industries Co.	106
278	Taiwan Semiconductor Manufacturing Co., Ltd.	405
		2,053
	Total Investments — 99.1% (Cost $10,288)	6,948
	Other Assets in Excess of Liabilities — 0.9%	61
	NET ASSETS — 100.0%	$7,009

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.5%
Real Estate Management & Development	11.8
Oil, Gas & Consumable Fuels	10.9
Semiconductors & Semiconductor Equipment	10.3
Wireless Telecommunication Services	9.5
Insurance	7.4
Diversified Telecommunication Services	6.0
Electric Utilities	5.0
Electronic Equipment, Instruments & Components	5.0
Industrial Conglomerates	4.2
Computers & Peripherals	3.7
Internet Software & Services	2.0
Diversified Financial Services	1.7
Independent Power Producers & Energy Traders	1.3
Construction & Engineering	1.3
Chemicals	1.0
Others (each less than 1.0%)	4.4

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.5%
	Air Freight & Logistics — 0.6%
39	Arshiya International Ltd.	72
	Auto Components — 1.3%
140	Exide Industries Ltd.	142
	Automobiles — 1.3%
12	Maruti Suzuki India Ltd.	140
	Commercial Banks — 15.3%
19	Axis Bank Ltd.	225
46	HDFC Bank Ltd.	983
59	ICICI Bank Ltd.	490
		1,698
	Construction & Engineering — 4.0%
26	Larsen & Toubro Ltd.	440
	Diversified Consumer Services — 0.5%
1	Educomp Solutions Ltd.	36
5	Everonn Systems India Ltd. (a)	17
		53
	Diversified Financial Services — 2.8%
71	Infrastructure Development Finance Co., Ltd.	85
20	Kotak Mahindra Bank Ltd.	141
7	Reliance Capital Ltd.	89
		315
	Electric Utilities — 3.1%
20	Reliance Infrastructure Ltd.	190
11	Tata Power Co., Ltd.	156
		346
	Electrical Equipment — 6.8%
16	ABB Ltd.	176
22	Bharat Heavy Electricals Ltd.	572
		748
	Household Products — 1.2%
28	Hindustan Unilever Ltd.	129
	Independent Power Producers & Energy Traders — 3.4%
130	NTPC Ltd.	377
	IT Services — 13.7%
25	Infosys Technologies Ltd.	739
14	Infosys Technologies Ltd., ADR	421
56	Satyam Computer Services Ltd.	356
		1,516
	Oil, Gas & Consumable Fuels — 18.3%
35	Hindustan Petroleum Corp., Ltd.	136
25	Oil & Natural Gas Corp., Ltd.	337
55	Reliance Industries Ltd.	1,548
		2,021
	Pharmaceuticals — 3.5%
5	Dr Reddys Laboratories Ltd.	46
20	Glenmark Pharmaceuticals Ltd.	118
16	Piramal Healthcare Ltd.	71
7	Sun Pharmaceutical Industries Ltd.	151
		386
	Thrifts & Mortgage Finance — 8.6%
26	Housing Development Finance Corp., Ltd.	955
	Tobacco — 5.6%
194	ITC Ltd.	617
	Transportation Infrastructure — 0.1%
1	Mundra Port and Special Economic Zone Ltd.	8
	Wireless Telecommunication Services — 7.4%
41	Bharti Airtel Ltd. (a)	551
60	Reliance Communications Ltd.	273
		824
	Total Investments — 97.5% (Cost $23,634)	10,787
	Other Assets in Excess of Liabilities — 2.5%	272
	NET ASSETS — 100.0%	$11,059

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   19

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Belgium — 1.8%
18	Bekaert S.A. (m)	1,735
46	Belgacom S.A.	1,583
25	Mobistar S.A. (m)	1,664
		4,982
	Finland — 1.4%
118	Metso OYJ (m)	1,573
167	UPM-Kymmene OYJ (m)	2,358
		3,931
	France — 12.7%
70	Air France-KLM (c)	1,003
43	Alten Ltd. (a) (m)	1,096
71	AXA S.A. (m)	1,349
81	BNP Paribas (m)	5,858
32	Cap Gemini S.A. (c)	1,037
246	France Telecom S.A. (m)	6,199
36	Renault S.A. (m)	1,097
106	Sanofi-Aventis S.A. (m)	6,696
11	Societe Generale	625
152	Total S.A. (m)	8,354
93	Vivendi (m)	2,430
		35,744
	Germany — 10.3%
10	Allianz SE (m)	763
27	Demag Cranes AG (m)	513
93	E.ON AG (m)	3,480
77	Fresenius Medical Care AG & Co. KGaA (c)	3,426
94	GEA Group AG (m)	1,344
52	MTU Aero Engines Holding AG (m)	995
31	Muenchener Rueckversicherungs AG (m)	4,083
32	Phoenix Solar AG (m)	986
58	RWE AG (m)	4,740
34	Siemens AG (m)	2,001
34	Software AG (m)	1,685
8	Volkswagen AG (c)	4,889
		28,905
	Greece — 0.5%
96	Alpha Bank AE (m)	1,396
	Italy — 4.8%
162	BUZZI UNICEM S.p.A. (m)	1,972
361	Enel S.p.A. (c)	2,414
170	ENI S.p.A. (m)	4,059
137	Fiat S.p.A. (c)	1,087
430	Intesa Sanpaolo S.p.A. (m)	1,573
211	Mediobanca S.p.A. (m)	2,410
		13,515
	Luxembourg — 0.2%
25	ArcelorMittal (c)	646
	Netherlands — 7.1%
24	Fugro N.V. CVA (m)	875
284	Koninklijke Ahold N.V. (m)	3,051
150	Koninklijke BAM Groep N.V. (c)	1,330
96	Koninklijke KPN N.V. (m)	1,345
176	Reed Elsevier N.V. (c)	2,356
238	Royal Dutch Shell plc, Class A (m)	6,536
163	Royal Dutch Shell plc, Class B (m)	4,419
		19,912
	Norway — 1.5%
444	DnB NOR ASA (m)	2,573
390	Pronova BioPharma A.S. (a) (m)	1,013
133	TGS Nopec Geophysical Co. ASA (a) (c)	740
		4,326
	Spain — 8.5%
327	Banco Bilbao Vizcaya Argentaria S.A.	3,793
473	Banco Santander S.A. (m)	5,111
102	Enagas (m)	1,999
87	Grifols S.A. (m)	1,738
192	Iberdrola S.A. (m)	1,387
28	Red Electrica Corp. S.A. (m)	1,246
37	Repsol YPF S.A. (m)	712
405	Telefonica S.A. (m)	7,497
20	Union Fenosa S.A. (m)	427
		23,910
	Sweden — 1.5%
185	NCC AB, Class B (m)	1,508
236	Nordea Bank AB (m)	1,888
19	Scania AB, Class B (m)	156
128	TeliaSonera AB (m)	564
		4,116
	Switzerland — 14.2%
31	Actelion Ltd. (a) (c)	1,639
96	Credit Suisse Group AG (m)	3,608
264	Nestle S.A. (m)	10,274
203	Novartis AG (m)	10,314
29	Roche Holding AG (m)	4,462

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — Continued
221	UBS AG (a) (m)	3,748
29	Zurich Financial Services AG (m)	5,813
		39,858
	United Kingdom — 33.7%
560	Amlin plc (m)	2,867
141	AstraZeneca plc (m)	5,964
726	BAE Systems plc (m)	4,081
248	Barclays plc (m)	711
152	BG Group plc (m)	2,238
1,138	BP plc (m)	9,273
191	British American Tobacco plc (m)	5,250
151	Bunzl plc (m)	1,518
104	Cadbury plc (m)	957
432	Centrica plc	2,124
182	Charter International plc (m)	1,187
869	G4S plc (m)	2,632
426	GlaxoSmithKline plc (m)	8,188
1,629	Hays plc (m)	1,788
1,431	HBOS plc (m)	2,344
895	HMV Group plc (c)	1,433
421	HSBC Holdings plc (m)	4,988
194	IG Group Holdings plc (m)	906
189	Imperial Tobacco Group plc (m)	5,054
189	Investec plc (m)	718
437	Legal & General Group plc (m)	502
237	Lloyds TSB Group plc (m)	766
1,177	Logica plc (m)	1,310
209	National Express Group plc (m)	1,921
170	Pearson plc (m)	1,690
1,185	QinetiQ plc (m)	3,256
357	Rexam plc (m)	2,152
14	Rio Tinto plc (m)	670
1,446	Royal Bank of Scotland Group plc (m)	1,593
1,227	RSA Insurance Group plc (m)	2,729
112	Severn Trent plc (m)	2,474
440	Stagecoach Group plc (m)	1,320
825	Standard Life plc (m)	3,193
454	TUI Travel plc (m)	1,384
1,980	Vodafone Group plc (m)	3,809
476	William Hill plc (m)	1,463
		94,453
	Total Long-Term Investments (Cost $368,312)	275,694
Short-Term Investment — 1.5%
	Investment Company — 1.5%
4,130	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $4,130)	4,130
Investments of Cash Collateral for Securities on Loan — 4.1%
	Investment Company — 4.1%
11,553	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $11,553)	11,553
	Total Investments — 103.8% (Cost $383,995)	291,377
	Liabilities in Excess of Other Assets — (3.8)%	(10,627)
	NET ASSETS — 100.0%	$280,750

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Pharmaceuticals	13.1%
Oil, Gas & Consumable Fuels	12.7
Commercial Banks	11.9
Insurance	7.6
Diversified Telecommunication Services	6.1
Food Products	4.0
Capital Markets	3.7
Tobacco	3.7
Electric Utilities	3.2
Aerospace & Defense	3.0
Automobiles	2.5
Multi-Utilities	2.5
Media	2.3
Wireless Telecommunication Services	2.0
Machinery	1.7
IT Services	1.2
Health Care Providers & Services	1.2
Biotechnology	1.2
Road & Rail	1.2
Food & Staples Retailing	1.1
Hotels, Restaurants & Leisure	1.0
Construction & Engineering	1.0
Short-Term Investment	1.5
Others (each less than 1.0%)	10.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
137	Dow Jones EURO STOXX 50 Index	12/19/08	$4,526	$154
18	FTSE 100 Index	12/19/08	1,268	99
				$253

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

JPMorgan Intrepid Japan Fund
    (formerly JPMorgan Japan Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
		Common Stocks — 98.6%
		Auto Components — 2.9%
2		FCC Co., Ltd.	21
4		Keihin Corp.	33
6		Koito Manufacturing Co., Ltd.	47
9		NHK Spring Co., Ltd.	36
12		Nissan Shatai Co., Ltd.	78
2		Stanley Electric Co., Ltd.	29
3		Tachi-S Co., Ltd.	16
10		Topre Corp.	80
2		TS Tech Co., Ltd.	13
4		Unipres Corp.	35
8		U-Shin Ltd.	46
			434
		Automobiles — 9.5%
6		Daihatsu Motor Co., Ltd.	44
18		Honda Motor Co., Ltd.	445
45		Mazda Motor Corp.	100
29		Nissan Motor Co., Ltd.	144
17		Toyota Motor Corp.	680
			1,413
		Beverages — 1.0%
4		Asahi Breweries Ltd.	66
7		Kirin Holdings Co., Ltd.	77
			143
		Building Products — 1.5%
27		Asahi Glass Co., Ltd.	169
10		Central Glass Co., Ltd.	32
3		Sekisui Jushi Corp.	19
			220
		Capital Markets — 0.6%
4		Daiwa Securities Group, Inc.	23
7		Nomura Holdings, Inc.	65
			88
		Chemicals — 4.2%
10		Arakawa Chemical Industries Ltd.	88
6		Daicel Chemical Industries Ltd.	22
10		Hitachi Chemical Co., Ltd.	103
3		Kanto Denka Kogyo Co., Ltd.	7
13		Kumiai Chemical Industry Co., Ltd.	35
4		KUREHA Corp.	18
1		Nihon Parkerizing Co., Ltd.	12
6		Nippon Chemical Industrial Co., Ltd.	11
12		Nippon Synthetic Chemical Industry Co., Ltd. (The)	28
12		NOF Corp.	34
1		Ohara, Inc.	10
8		Sakata INX Corp.	20
10		Sumitomo Bakelite Co., Ltd.	36
28		Toagosei Co., Ltd.	60
10		Toyo Ink Manufacturing Co., Ltd.	26
53		Ube Industries Ltd.	112
			622
		Commercial Banks — 10.5%
11		77 Bank Ltd. (The)	52
4		Bank of Nagoya Ltd. (The)	24
7		Bank of Saga Ltd. (The)	23
5		Bank of the Ryukyus Ltd.	44
8		Daishi Bank Ltd. (The)	31
3		Higo Bank Ltd. (The)	17
9		Iyo Bank Ltd. (The)	97
9		Kagoshima Bank Ltd. (The)	57
10		Kiyo Holdings, Inc.	16
2		Mie Bank Ltd. (The)	8
71		Mitsubishi UFJ Financial Group, Inc.	443
—	(h)	Mizuho Financial Group, Inc.	200
23		Nishi-Nippon City Bank Ltd. (The)	50
4		San-In Godo Bank Ltd. (The)	29
—	(h)	Sumitomo Mitsui Financial Group, Inc.	168
33		Sumitomo Trust & Banking Co., Ltd. (The)	153
10		Tochigi Bank Ltd. (The)	62
8		Yamaguchi Financial Group, Inc.	76
2		Yamanashi Chuo Bank Ltd. (The)	11
			1,561
		Commercial Services & Supplies — 1.1%
9		Dai Nippon Printing Co., Ltd.	107
1		Toppan Forms Co., Ltd.	12
6		Toppan Printing Co., Ltd.	44
			163
		Computers & Peripherals — 1.6%
41		Fujitsu Ltd.	161
13		NEC Corp.	38
2		Seiko Epson Corp.	35
			234
		Construction & Engineering — 2.8%
15		Kajima Corp.	43
13		Kinden Corp.	109
7		Kyudenko Corp.	50

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   23

JPMorgan Intrepid Japan Fund
    (formerly JPMorgan Japan Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Construction & Engineering — Continued
8		Nippon Densetsu Kogyo Co., Ltd.	71
14		Obayashi Corp.	68
3		Taihei Dengyo Kaisha Ltd.	25
10		Toenec Corp.	47
			413
		Consumer Finance — 0.8%
3		Credit Saison Co., Ltd.	33
5		Hitachi Capital Corp.	41
—	(h)	ORIX Corp.	37
			111
		Containers & Packaging — 0.1%
3		Rengo Co., Ltd.	15
		Diversified Financial Services — 0.2%
2		Ricoh Leasing Co., Ltd.	30
		Diversified Telecommunication Services — 2.1%
—	(h)	Nippon Telegraph & Telephone Corp.	310
		Electric Utilities — 2.9%
1		Chubu Electric Power Co., Inc.	21
6		Kansai Electric Power Co., Inc. (The)	150
9		Tokyo Electric Power Co., Inc. (The)	258
			429
		Electrical Equipment — 1.3%
27		Fujikura Ltd.	77
9		Mitsubishi Electric Corp.	56
2		Nippon Signal Co., Ltd.	9
5		Shin-Kobe Electric Machinery Co., Ltd.	24
3		Sumitomo Electric Industries Ltd.	27
			193
		Electronic Equipment, Instruments & Components — 3.8%
4		FUJIFILM Holdings Corp.	97
2		Furuno Electric Co., Ltd.	12
51		Hitachi Ltd.	239
7		Hosiden Corp. (c)	73
1		Kyocera Corp.	65
7		Nippon Electric Glass Co., Ltd.	42
3		Osaki Electric Co., Ltd.	13
4		Sumida Corp.	23
			564
		Food & Staples Retailing — 2.6%
1		Cawachi Ltd.	13
13		Izumiya Co., Ltd.	77
9		Seven & I Holdings Co., Ltd.	244
6		UNY Co., Ltd.	47
			381
		Food Products — 1.1%
2		Fuji Oil Co., Ltd.	20
16		Itoham Foods, Inc.	49
24		J-Oil Mills, Inc.	97
			166
		Gas Utilities — 2.0%
4		Hokkaido Gas Co., Ltd.	11
63		Osaka Gas Co., Ltd.	223
14		Shizuoka Gas Co., Ltd.	68
			302
		Health Care Equipment & Supplies — 0.1%
7		JMS Co., Ltd.	20
		Hotels, Restaurants & Leisure — 0.3%
—	(h)	Accordia Golf Co., Ltd.	39
		Household Durables — 5.0%
17		Casio Computer Co., Ltd.	110
2		Hitachi Koki Co., Ltd.	18
1		Makita Corp.	22
8		Meiwa Estate Co., Ltd.	38
24		Panasonic Corp.	387
7		Sony Corp.	161
			736
		Independent Power Producers & Energy Traders — 1.1%
6		Electric Power Development Co., Ltd.	170
		Insurance — 2.3%
7		Fuji Fire & Marine Insurance Co., Ltd. (The)	14
6		Nissay Dowa General Insurance Co., Ltd.	27
11		Sompo Japan Insurance, Inc.	77
7		Tokio Marine Holdings, Inc.	216
			334
		IT Services — 0.4%
4		CAC Corp.	35
2		Nihon Unisys Ltd.	20
			55
		Leisure Equipment & Products — 0.9%
—	(h)	Fields Corp.	8
2		Kimoto Co., Ltd.	7

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Leisure Equipment & Products — Continued
4		Nikon Corp. (c)	56
2		Sankyo Co., Ltd.	67
			138
		Machinery — 1.8%
5		Aida Engineering Ltd.	18
25		Amada Co., Ltd.	115
2		Denyo Co., Ltd.	12
1		Hisaka Works Ltd.	11
7		Komatsu Ltd.	75
1		Nitta Corp.	16
6		NSK Ltd.	24
			271
		Marine — 1.5%
20		Mitsui OSK Lines Ltd.	105
23		Nippon Yusen KK	111
			216
		Media — 0.1%
—	(h)	SKY Perfect JSAT Holdings, Inc.	20
		Metals & Mining — 3.7%
6		Furukawa-Sky Aluminum Corp.	12
27		Godo Steel Ltd.	71
2		JFE Holdings, Inc.	48
1		Kyoei Steel Ltd.	10
9		Nakayama Steel Works Ltd.	23
7		Nippon Denko Co., Ltd.	32
29		Nippon Steel Corp.	98
38		Nisshin Steel Co., Ltd.	51
14		Tokyo Rope Manufacturing Co., Ltd. (c)	23
6		Toyo Kohan Co., Ltd.	18
4		Yamato Kogyo Co., Ltd.	92
18		Yodogawa Steel Works Ltd.	75
			553
		Office Electronics — 2.9%
6		Canon, Inc.	210
16		Konica Minolta Holdings, Inc.	105
8		Ricoh Co., Ltd.	86
8		Toshiba TEC Corp.	25
			426
		Oil, Gas & Consumable Fuels — 2.4%
2		AOC Holdings, Inc.	8
1		Idemitsu Kosan Co., Ltd.	41
—	(h)	Inpex Corp.	93
1		Japan Petroleum Exploration Co.	53
17		Nippon Mining Holdings, Inc.	52
28		Nippon Oil Corp.	115
			362
		Paper & Forest Products — 1.2%
6		Chuetsu Pulp & Paper Co., Ltd.	10
3		Daio Paper Corp.	23
50		Mitsubishi Paper Mills Ltd.	72
—	(h)	Nippon Paper Group, Inc.	77
			182
		Pharmaceuticals — 5.0%
8		Astellas Pharma, Inc.	302
1		Daiichi Sankyo Co., Ltd.	29
13		Mitsubishi Tanabe Pharma Corp.	137
5		Nippon Shinyaku Co., Ltd.	49
2		Shionogi & Co., Ltd.	34
4		Takeda Pharmaceutical Co., Ltd.	174
1		Torii Pharmaceutical Co., Ltd.	16
			741
		Real Estate Investment Trusts (REITs) — 0.2%
—	(h)	Japan Real Estate Investment Corp.	35
		Real Estate Management & Development — 2.4%
7		Mitsubishi Estate Co., Ltd.	125
13		Mitsui Fudosan Co., Ltd.	227
			352
		Road & Rail — 4.1%
—	(h)	Central Japan Railway Co.	205
—	(h)	East Japan Railway Co.	71
3		Hitachi Transport System Ltd.	33
10		Nippon Konpo Unyu Soko Co., Ltd.	98
11		Sankyu, Inc.	35
9		Seino Holdings Corp.	44
6		Senko Co., Ltd.	24
—	(h)	West Japan Railway Co.	97
			607
		Semiconductors & Semiconductor Equipment — 0.2%
—	(h)	Ferrotec Corp.	3
1		Micronics Japan Co., Ltd.	8
7		Sanken Electric Co., Ltd. (c)	25
			36
		Software — 1.5%
1		Nintendo Co., Ltd.	225

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   25

JPMorgan Intrepid Japan Fund
    (formerly JPMorgan Japan Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Specialty Retail — 1.0%
1		Alpen Co., Ltd.	17
3		AOKI Holdings, Inc.	26
3		Aoyama Trading Co., Ltd.	38
2		Kohnan Shoji Co., Ltd. (c)	26
2		Shimachu Co., Ltd.	48
			155
		Textiles, Apparel & Luxury Goods — 0.1%
9		Fujibo Holdings, Inc.	8
10		Shikibo Ltd.	10
			18
		Trading Companies & Distributors — 4.9%
17		Hanwa Co., Ltd.	45
19		ITOCHU Corp.	100
5		Marubeni Corp.	20
19		Mitsubishi Corp.	312
23		Mitsui & Co., Ltd.	223
22		Mitsui Matsushima Co., Ltd. (c)	34
			734
		Wireless Telecommunication Services — 2.9%
—	(h)	KDDI Corp.	78
—	(h)	NTT DoCoMo, Inc.	349
			427
		Total Long-Term Investments (Cost $19,297)	14,644
Investments of Cash Collateral for Securities on Loan — 1.1%
		Investment Company — 1.1%
172		JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $172)	172

		Total Investments — 99.7% (Cost $19,469)	14,816
		Other Assets in Excess of Liabilities — 0.3%	40
		NET ASSETS — 100.0%	$14,856

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 65.4%
	Argentina — 1.0%
3	Tenaris S.A., ADR (m)	54
	Brazil — 33.5%
19	Banco Bradesco S.A., ADR (m)	219
19	BM&FBOVESPA S.A. (m)	51
3	Brasil Brokers Participacoes S.A. (a) (m)	4
1	Brasil Telecom Participacoes S.A. (m)	16
3	Cia Energetica de Minas Gerais, ADR (m)	43
56	Cia Vale do Rio Doce, ADR (m)	656
14	Estacio Participacoes S.A. (m)	88
7	Fertilizantes Heringer S.A. (m)	14
4	Gafisa S.A., ADR (m)	53
7	Global Village Telecom Holding S.A. (a) (m)	72
5	GP Investments Ltd. BDR (a) (m)	17
11	Localiza Rent A Car S.A. (m)	43
11	Lojas Renner S.A. (m)	84
7	NET Servicos de Comunicacao S.A., ADR (m)	43
6	Perdigao S.A. (m)	87
4	Totvs S.A. (m)	66
3	Unibanco—Uniao de Bancos Brasileiros S.A., GDR (m)	182
6	Weg S.A. (m)	35
		1,773
	Chile — 4.6%
3	Empresa Nacional de Electricidad S.A., ADR (m)	120
4	Empresa Nacional de Telecomunicaciones S.A. (m)	43
27	La Polar S.A. (m)	46
3	Lan Airlines S.A., ADR (m)	34
		243
	Mexico — 24.1%
17	America Movil S.A.B. de C.V., Series L, ADR (m)	525
13	Banco Compartamos S.A. de C.V. (m)	22
10	Cemex S.A.B. de C.V., ADR (a) (m)	74
24	Desarrolladora Homex S.A.B. de C.V. (a) (m)	94
4	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	94
32	Genomma Lab Internacional S.A. de C.V., Class B (a) (m)	32
98	Grupo Financiero Banorte S.A.B. de C.V., Class O	179
51	Grupo Televisa S.A. (m)	179
30	Wal-Mart de Mexico S.A.B. de C.V., Series V	81
		1,280
	Panama — 1.2%
3	Copa Holdings S.A. (m)	66
	Peru — 1.0%
1	Credicorp Ltd. (m)	52
	Total Common Stocks (Cost $5,956)	3,468
	Preferred Stocks — 33.9%
	Brazil — 33.9%
36	Banco Itau Holding Financeira S.A. (m)	393
5	Cia de Bebidas das Americas, ADR (m)	229
4	Cia de Transmissao de Energia Eletrica Paulista (m)	66
11	Cia Energetica de Minas Gerais (m)	171
26	Marcopolo S.A. (m)	45
34	Petroleo Brasileiro S.A., ADR (m)	748
11	Randon Participacoes S.A. (m)	36
2	Telemar Norte Leste S.A., Series A (m)	53
5	Vivo Participacoes S.A. (a) (m)	56
	Total Preferred Stocks (Cost $2,606)	1,797

NO. OF RIGHTS		SECURITY DESCRIPTION	VALUE($)
		Rights — 0.0%
		Brazil — 0.0%
—	(h)	Brasil Brokers Participacoes S.A., expiring 11/03/08 (a) (m) (Cost $ — )	—
		Total Investments — 99.3% (Cost $8,562)	5,265
		Other Assets in Excess of Liabilities — 0.7%	37
		NET ASSETS — 100.0%	$5,302

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   27

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	19.5%
Oil, Gas & Consumable Fuels	14.2
Metals & Mining	12.5
Wireless Telecommunication Services	11.1
Beverages	6.1
Electric Utilities	5.3
Media	4.2
Diversified Telecommunication Services	3.5
Household Durables	2.8
Multiline Retail	2.5
Independent Power Producers & Energy Traders	2.3
Machinery	2.2
Airlines	1.9
Diversified Consumer Services	1.7
Food Products	1.7
Food & Staples Retailing	1.5
Construction Materials	1.4
Software	1.2
Energy Equipment & Services	1.0
Diversified Financial Services	1.0
Others (each less than 1.0%)	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.6%
		Common Stocks — 94.6%
		Airlines — 3.9%
86		Aeroflot—Russian International Airlines (m)	183
		Auto Components — 0.0% (g)
22		AMTEL Vredestein N.V., (Netherlands), GDR (a) (f) (i)	—	(h)
		Automobiles — 0.7%
4		Sollers OJSC (m)	30
		Commercial Banks — 13.7%
23		Bank St. Petersburg OJSC (a) (m)	7
6		Halyk Savings Bank of Kazakhstan JSC, (Kazakhstan), GDR (m)	27
6		Kazkommertsbank, (Kazakhstan), GDR (a) (m)	45
594		Sberbank (m)	562
			641
		Communications Equipment — 0.7%
50		Sitronics, GDR (a) (m)	31
		Construction Materials — 0.9%
29		Steppe Cement Ltd., (Malaysia) (a) (m)	42
		Diversified Telecommunication Services — 1.8%
31		Comstar United Telesystems OJSC, Reg. S, GDR (m)	86
		Electric Utilities — 2.0%
81		Lenenergo OAO (a) (m)	96
		Energy Equipment & Services — 1.3%
11		Eurasia Drilling Co., Ltd., GDR (a) (m)	61
		Food & Staples Retailing — 5.1%
8		DIXY Group OJSC (a) (m)	37
1		Magnit OAO (a) (m)	24
39		Magnit OAO, GDR (a) (e) (m)	176
			237
		Food Products — 1.4%
13		Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	23
3		Progress Capital OAO (a) (f) (i)	43
			66
		Media — 1.7%
6		CTC Media, Inc. (a) (m)	41
24		RBC Information Systems (a) (m)	31
1		RBC Information Systems, ADR (m)	8
			80
		Metals & Mining — 20.5%
8		Chelyabinsk Zinc Plant, GDR (a) (m)	13
227		Orsu Metals Corp., (United Kingdom) (a) (m)	16
1		Evraz Group S.A., (Luxembourg), GDR (m)	20
6		KazakhGold Group Ltd., (United Kingdom), GDR (a) (m)	25
54		Magnitogorsk Iron & Steel Works, GDR (m)	159
31		Mechel, ADR (m)	283
27		MMC Norilsk Nickel, ADR (m)	273
11		Novolipetsk Steel OJSC, GDR (m)	96
22		Severstal, Reg. S, GDR (m)	76
			961
		Oil, Gas & Consumable Fuels — 35.7%
11		BMB Munai, Inc. (United States) (a) (m)	28
75		Dragon Oil plc, (Ireland) (a) (m)	194
53		Gazprom OAO, ADR (m)	1,046
3		Imperial Energy Corp. plc, (United Kingdom) (a) (m)	46
5		Tatneft, GDR (m)	197
43		Urals Energy PCL, (Cyprus) (a) (m)	5
257		West Siberian Resources Ltd., (Sweden), GDR (a) (m)	104
11		Zhaikmunai LP, (Kazakhstan), GDR (a) (e) (m)	53
			1,673
		Paper & Forest Products — 0.4%
15		Kazakhstan Kagazy plc, (Kazakhstan), GDR (a) (e) (m)	6
32		Kazakhstan Kagazy plc, (Kazakhstan), GDR (a) (m)	14
			20
		Pharmaceuticals — 0.7%
2		Veropharm (a) (m)	35
		Real Estate Management & Development — 0.8%
—	(h)	Open Investments JSC (a) (m)	11
23		RTM OAO (a) (m)	5
61		Sistema-Hals, GDR (a) (m)	18
8		XXI Century Investments Public Ltd., (Cyprus) (a) (i)	4
			38
		Wireless Telecommunication Services — 3.3%
2		Mobile Telesystems OJSC, ADR (m)	82
9		Sistema JSFC, GDR (m)	72
			154
		Total Investments — 94.6% (Cost $12,186)	4,434
		Other Assets in Excess of Liabilities — 5.4%	251
		NET ASSETS — 100.0%	$4,685

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   29

JPMorgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

ADR —	American Depositary Receipt

BDR —	Brazilian Depository Receipt

CVA —	Dutch Certification

GDR —	Global Depositary Receipt

(a) —	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Russia Fund	$43	1.0%

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, (excluding Investments of Cash Collateral for Securities on Loan) of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Equity Fund	$693,414	100.0%
China Region Fund	6,887	99.1
India Fund	10,366	96.1
Intrepid European Fund	275,694	98.5
Intrepid Japan Fund	14,644	100.0
Russia Fund	3,424	77.2

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   31

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	China Region Fund		India Fund		Intrepid European Fund
ASSETS:
Investments in non-affiliates, at value	$693,414	$6,948		$10,787		$275,694
Investments in affiliates, at value	—	—		—		15,683
Total investment securities, at value	693,414	6,948		10,787		291,377
Cash	61,993	65		342		281
Foreign currency, at value	4,983	77		11		455
Deposit with broker for open futures contracts	—	—		—		806
Receivables:
Investment securities sold	17,503	20		72		23,469
Fund shares sold	3,718	1		37		205
Interest and dividends	883	15		1		788
Tax reclaims	—	—		—		220
Variation margin on future contracts	—	—		—		295
Due from Advisor	—	13		—		—
Total Assets	782,494	7,139		11,250		317,896

LIABILITIES:
Payables:
Investment securities purchased	28,563	29		12		23,521
Collateral for securities lending program	—	—		—		11,553
Fund shares redeemed	1,730	12		82		1,531
Accrued liabilities:
Investment advisory fees	684	—		5		171
Administration fees	72	—		—	(b)	31
Shareholder servicing fees	93	1		2		55
Distribution fees	3	1		2		62
Custodian and accounting fees	307	21		25		99
Trustees’ and Chief Compliance Officer’s fees	2	—	(b)	—	(b)	2
Other	63	66		63		121
Total Liabilities	31,517	130		191		37,146
Net Assets	$750,977	$7,009		$11,059		$280,750

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
NET ASSETS:
Paid in capital	$1,470,355	$23,685	$37,729	$513,712
Accumulated undistributed (distributions in excess of) net investment income	3,191	— (b)	(1)	15,893
Accumulated net realized gains (losses)	(144,083)	(13,336)	(13,822)	(156,438)
Net unrealized appreciation (depreciation)	(578,486)	(3,340)	(12,847)	(92,417)
Total Net Assets	$750,977	$7,009	$11,059	$280,750

Net Assets:
Class A	$11,763	$2,305	$4,438	$139,208
Class B	—	—	—	15,678
Class C	—	728	1,960	28,904
Class R5	—	71	53	—
Select Class	641,451	3,905	4,608	48,741
Institutional Class	97,763	—	—	48,219
Total	$750,977	$7,009	$11,059	$280,750

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	670	220	562	9,157
Class B	—	—	—	1,127
Class C	—	70	250	2,093
Class R5	—	7	7	—
Select Class	36,154	372	581	3,168
Institutional Class	5,489	—	—	3,086

Net Asset Value:
Class A — Redemption price per share	$17.56	$10.46	$7.90	$15.20
Class B — Offering price per share (a)	—	—	—	13.92
Class C — Offering price per share (a)	—	10.38	7.84	13.81
Class R5 — Offering and redemption price per share	—	10.53	7.95	—
Select Class — Offering and redemption price per share	17.74	10.50	7.93	15.39
Institutional Class — Offering and redemption price per share	17.81	—	—	15.63
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.53	$11.04	$8.34	$16.04

Cost of investments in non-affiliates	$1,271,862	$10,288	$23,634	$368,312
Cost of investments in affiliates	—	—	—	15,683
Cost of foreign currency	5,038	77	11	455
Value of securities on loan	—	—	—	12,467

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Japan Fund (a)	Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$14,644	$5,265		$4,434
Investments in affiliates, at value	172	—		—
Total investment securities, at value	14,816	5,265		4,434
Cash	117	255		141
Foreign currency, at value	56	4		—	(c)
Receivables:
Investment securities sold	37	311		73
Fund shares sold	3	10		60
Interest and dividends	169	24		62
Tax reclaims	—	—		—	(c)
Due from Advisor	—	4		2
Due from affiliate (See Note 3)	2	—		—
Total Assets	15,200	5,873		4,772

LIABILITIES:
Payables:
Investment securities purchased	—	489		—
Collateral for securities lending program	172	—		—
Fund shares redeemed	64	14		30
Accrued liabilities:
Investment advisory fees	13	—		—
Administration fees	5	—		—
Shareholder servicing fees	2	1		1
Distribution fees	4	1		1
Custodian and accounting fees	17	15		7
Trustees’ and Chief Compliance Officer’s fees	1	—	(c)	—	(c)
Other	66	51		48
Total Liabilities	344	571		87
Net Assets	$14,856	$5,302		$4,685

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

	Intrepid Japan Fund (a)	Latin America Fund	Russia Fund
NET ASSETS:
Paid in capital	$43,086	$11,378	$14,054
Accumulated undistributed (distributions in excess of) net investment income	(9)	175	(2)
Accumulated net realized gains (losses)	(23,580)	(2,953)	(1,612)
Net unrealized appreciation (depreciation)	(4,641)	(3,298)	(7,755)
Total Net Assets	$14,856	$5,302	$4,685

Net Assets:
Class A	$8,739	$2,462	$1,034
Class B	1,958	—	—
Class C	1,679	1,017	1,288
Class R5	—	67	38
Select Class	2,480	1,756	2,325
Total	$14,856	$5,302	$4,685

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,111	255	192
Class B	521	—	—
Class C	446	106	241
Class R5	—	7	7
Select Class	540	181	429

Net Asset Value:
Class A — Redemption price per share	$4.14	$9.66	$5.39
Class B — Offering price per share (b)	3.76	—	—
Class C — Offering price per share (b)	3.76	9.61	5.35
Class R5 — Offering and redemption price per share	—	9.72	5.43
Select Class — Offering and redemption price per share	4.59	9.70	5.42
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$4.37	$10.20	$5.69

Cost of investments in non-affiliates	$19,297	$8,562	$12,186
Cost of investments in affiliates	172	—	—
Cost of foreign currency	57	4	— (c)
Value of securities on loan	161	—	—

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   35

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
INVESTMENT INCOME:
Dividend income	$22,839	$540	$304	$29,393
Dividend income from affiliates (a)	—	—	—	287
Interest income from affiliates	1,329	20	28	158
Income from securities lending (net)	—	—	—	1,241
Foreign taxes withheld	(1,468)	(45)	—	(2,185)
Total investment income	22,700	515	332	28,894

EXPENSES:
Investment advisory fees	13,585	357	544	4,666
Administration fees	1,373	29	44	724
Distribution fees:
Class A	62	12	19	735
Class B	—	—	—	238
Class C	—	10	26	463
Shareholder servicing fees:
Class A	62	12	19	735
Class B	—	—	—	79
Class C	—	3	9	154
Class R5	—	— (b)	— (b)	—
Select Class	2,878	56	81	431
Institutional Class	182	—	—	158
Custodian and accounting fees	1,612	187	119	488
Interest expense	—	14	17	91
Professional fees	70	50	25	66
Trustees’ and Chief Compliance Officer’s fees	14	— (b)	1	7
Printing and mailing costs	90	3	—	119
Registration and filing fees	51	35	1	93
Transfer agent fees	191	20	23	576
Other	27	2	—	16
Total expenses	20,197	790	928	9,839
Less amounts waived	(306)	(222)	(113)	(63)
Less earnings credits	(2)	— (b)	— (b)	(5)
Less expense reimbursements	—	(33)	(1)	—
Net expenses	19,889	535	814	9,771
Net investment income (loss)	2,811	(20)	(482)	19,123

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(143,976)	(13,211)	(13,800)	(151,530)
Futures	—	—	—	(2,116)
Foreign currency transactions	1,251	(24)	(115)	(2,394)
Net realized gain (loss)	(142,725)	(13,235)	(13,915)	(156,040)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,030,114)	(10,475)	(19,379)	(271,298)
Futures	—	—	—	(1,335)
Foreign currency translations	(12)	— (b)	3	3
Change in net unrealized appreciation (depreciation)	(1,030,126)	(10,475)	(19,376)	(272,630)
Net realized/unrealized gains (losses)	(1,172,851)	(23,710)	(33,291)	(428,670)
Change in net assets resulting from operations	$(1,170,040)	$(23,730)	$(33,773)	$(409,547)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

	Intrepid Japan Fund (a)	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income	$679	$342	$134
Dividend income from affiliates (b)	—	3	21
Interest income from affiliates	13	11	6
Income from securities lending (net)	17	—	—
Foreign taxes withheld	(48)	(2)	(2)
Total investment income	661	354	159

EXPENSES:
Investment advisory fees	318	111	150
Administration fees	32	11	12
Distribution fees:
Class A	51	12	11
Class B	26	—	—
Class C	25	15	29
Shareholder servicing fees:
Class A	51	12	11
Class B	8	—	—
Class C	8	5	10
Class R5	—	— (c)	— (c)
Select Class	11	10	9
Custodian and accounting fees	10	88	68
Interest expense	8	2	2
Professional fees	49	63	55
Trustees’ and Chief Compliance Officer’s fees	— (c)	— (c)	— (c)
Printing and mailing costs	5	5	6
Registration and filing fees	37	45	49
Transfer agent fees	38	19	22
Other	6	6	5
Total expenses	683	404	439
Less amounts waived	(81)	(122)	(147)
Less earnings credits	— (c)	— (c)	— (c)
Less expense reimbursements	—	(71)	(39)
Net expenses	602	211	253
Net investment income (loss)	59	143	(94)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7,874)	(2,818)	(1,510)
Foreign currency transactions	35	10	— (c)
Payments by affiliates (See Note 3)	2	—	4
Net realized gain (loss)	(7,837)	(2,808)	(1,506)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(9,232)	(5,359)	(8,968)
Foreign currency translations	19	(1)	(3)
Change in net unrealized appreciation (depreciation)	(9,213)	(5,360)	(8,971)
Net realized/unrealized gains (losses)	(17,050)	(8,168)	(10,477)
Change in net assets resulting from operations	$(16,991)	$(8,025)	$(10,571)

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)	Year Ended 10/31/2008	Period Ended 10/31/2007 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,811	$1,496	$(20)	$(15)	$(482)	$(61)
Net realized gain (loss)	(142,725)	73,165	(13,235)	183	(13,915)	(72)
Change in net unrealized appreciation (depreciation)	(1,030,126)	405,950	(10,475)	7,135	(19,376)	6,529
Change in net assets resulting from operations	(1,170,040)	480,611	(23,730)	7,303	(33,773)	6,396

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(30)	(18)	(20)	—	—	—
From net realized gains	(1,463)	(151)	(29)	—	—	—
Class C
From net investment income	—	—	(5)	—	—	—
From net realized gains	—	—	(10)	—	—	—
Class R5
From net investment income	—	—	(1)	—	—	—
From net realized gains	—	—	(1)	—	—	—
Select Class
From net investment income	(3,040)	(948)	(174)	—	—	—
From net realized gains	(59,170)	(4,587)	(217)	—	—	—
Institutional Class
From net investment income	(712)	(224)	—	—	—	—
From net realized gains	(10,413)	(749)	—	—	—	—
Total distributions to shareholders	(74,828)	(6,677)	(457)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	241,136	983,144	(25,752)	49,645	(12,433)	50,869

NET ASSETS:
Change in net assets	(1,003,732)	1,457,078	(49,939)	56,948	(46,206)	57,265
Beginning of period	1,754,709	297,631	56,948	—	57,265	—
End of period	$750,977	$1,754,709	$7,009	$56,948	$11,059	$57,265
Accumulated undistributed (distributions in excess of) net investment income	$3,191	$2,911	$— (c)	$(9)	$(1)	$— (c)

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

	Intrepid European Fund		Intrepid Japan Fund (a)
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,123	$13,043	$59	$(1,516)
Net realized gain (loss)	(156,040)	114,052	(7,837)	40,046
Change in net unrealized appreciation (depreciation)	(272,630)	102,470	(9,213)	(39,025)
Change in net assets resulting from operations	(409,547)	229,565	(16,991)	(495)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,259)	(1,346)	(7,920)	—
From net realized gains	(40,000)	(8,300)	—	—
Class B
From net investment income	(443)	(93)	(1,078)	—
From net realized gains	(4,609)	(1,305)	—	—
Class C
From net investment income	(964)	(205)	(1,061)	—
From net realized gains	(9,176)	(1,561)	—	—
Select Class
From net investment income	(4,350)	(1,616)	(931)	(2,100)
From net realized gains	(31,644)	(9,402)	—	—
Institutional Class
From net investment income	(4,374)	(1,991)	—	—
From net realized gains	(28,553)	(9,787)	—	—
Total distributions to shareholders	(129,372)	(35,606)	(10,990)	(2,100)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(342,466)	393,313	(15,970)	(845,460)

NET ASSETS:
Change in net assets	(881,385)	587,272	(43,951)	(848,055)
Beginning of period	1,162,135	574,863	58,807	906,862
End of period	$280,750	$1,162,135	$14,856	$58,807
Accumulated undistributed (distributions in excess of) net investment income	$15,893	$14,555	$(9)	$10,801

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$143	$6	$(94)	$5
Net realized gain (loss)	(2,808)	191	(1,506)	199
Change in net unrealized appreciation (depreciation)	(5,360)	2,062	(8,971)	1,216
Change in net assets resulting from operations	(8,025)	2,259	(10,571)	1,420

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(33)	—	(7)	—
From net realized gains	(85)	—	(85)	—
Class C
From net investment income	(12)	—	(1)	—
From net realized gains	(41)	—	(107)	—
Class R5
From net investment income	(1)	—	— (b)	—
From net realized gains	(3)	—	(4)	—
Select Class
From net investment income	(39)	—	(1)	—
From net realized gains	(97)	—	(106)	—
Total distributions to shareholders	(311)	—	(311)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,354	7,025	7,616	6,531

NET ASSETS:
Change in net assets	(3,982)	9,284	(3,266)	7,951
Beginning of period	9,284	—	7,951	—
End of period	$5,302	$9,284	$4,685	$7,951
Accumulated undistributed (distributions in excess of) net investment income	$175	$3	$(2)	$8

(a)	Commencement of operations was February 28, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)	Year Ended 10/31/2008	Period Ended 10/31/2007 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,868	$18,968	$3,467	$5,131	$11,021	$3,776
Dividends and distributions reinvested	1,089	126	46	—	—	—
Cost of shares redeemed	(12,160)	(4,643)	(3,103)	(600)	(3,510)	(117)
Redemption fees	2	1	2	3	5	1
Change in net assets from Class A capital transactions	$1,799	$14,452	$412	$4,534	$7,516	$3,660
Class C
Proceeds from shares issued	$—	$—	$1,045	$1,498	$6,192	$2,616
Dividends and distributions reinvested	—	—	10	—	—	—
Cost of shares redeemed	—	—	(948)	(78)	(3,210)	(531)
Redemption fees	—	—	1	1	2	— (c)
Change in net assets from Class C capital transactions	$—	$—	$108	$1,421	$2,984	$2,085
Class R5
Proceeds from shares issued	$—	$—	$—	$100	$—	$102
Dividends and distributions reinvested	—	—	1	—	—	—
Cost of shares redeemed	—	—	—	—	(1)	(1)
Redemption fees	—	—	— (c)	—	— (c)	— (c)
Change in net assets from Class R5 capital transactions	$—	$—	$1	$100	$(1)	$101
Select Class
Proceeds from shares issued	$644,629	$941,061	$5,493	$44,158	$17,452	$45,073
Dividends and distributions reinvested	7,619	584	66	—	—	—
Cost of shares redeemed	(418,638)	(151,320)	(31,845)	(583)	(40,409)	(58)
Redemption fees	105	33	13	15	25	8
Change in net assets from Select Class capital transactions	$233,715	$790,358	$(26,273)	$43,590	$(22,932)	$45,023
Institutional Class
Proceeds from shares issued	$75,419	$190,140	$—	$—	$—	$—
Dividends and distributions reinvested	2,488	478	—	—	—	—
Cost of shares redeemed	(72,302)	(12,289)	—	—	—	—
Redemption fees	17	5	—	—	—	—
Change in net assets from Institutional Class capital transactions	$5,622	$178,334	$—	$—	$—	$—

Total change in net assets from capital transactions	$241,136	$983,144	$(25,752)	$49,645	$(12,433)	$50,869

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)	Year Ended 10/31/2008	Period Ended 10/31/2007 (b)
SHARE TRANSACTIONS:
Class A
Issued	359	507	175	248	610	207
Reinvested	29	4	2	—	—	—
Redeemed	(379)	(128)	(175)	(30)	(248)	(7)
Change in Class A Shares	9	383	2	218	362	200
Class C
Issued	—	—	50	73	351	143
Reinvested	—	—	1	—	—	—
Redeemed	—	—	(50)	(4)	(215)	(29)
Change in Class C Shares	—	—	1	69	136	114
Class R5
Issued	—	—	—	7	—	7
Reinvested	—	—	— (c)	—	—	—
Redeemed	—	—	—	—	— (c)	— (c)
Change in Class R5 Shares	—	—	— (c)	7	— (c)	7
Select Class
Issued	19,435	23,931	246	1,896	886	2,426
Reinvested	198	20	3	—	—	—
Redeemed	(13,507)	(4,062)	(1,750)	(23)	(2,728)	(3)
Change in Select Class Shares	6,126	19,889	(1,501)	1,873	(1,842)	2,423
Institutional Class
Issued	2,439	4,833	—	—	—	—
Reinvested	64	16	—	—	—	—
Redeemed	(2,255)	(362)	—	—	—	—
Change in Institutional Class Shares	248	4,487	—	—	—	—

(a)	Commencement of operations was February 28, 2007.

(b)	Commencement of operations was May 1, 2007.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

	Intrepid European Fund		Intrepid Japan Fund (a)
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$78,069	$250,030	$9,452	$18,930
Dividends and distributions reinvested	40,359	8,433	2,524	—
Cost of shares redeemed	(157,058)	(72,672)	(24,588)	(72,603)
Redemption fees	25	41	30	5
Change in net assets from Class A capital transactions	$(38,605)	$185,832	$(12,582)	$(53,668)
Class B
Proceeds from shares issued	$4,671	$20,428	$760	$892
Dividends and distributions reinvested	4,435	1,214	424	—
Cost of shares redeemed	(12,216)	(8,887)	(1,540)	(2,546)
Redemption fees	3	5	5	1
Change in net assets from Class B capital transactions	$(3,107)	$12,760	$(351)	$(1,653)
Class C
Proceeds from shares issued	$12,858	$54,346	$697	$2,992
Dividends and distributions reinvested	7,676	1,327	481	—
Cost of shares redeemed	(27,539)	(9,475)	(2,422)	(2,618)
Redemption fees	5	8	5	1
Change in net assets from Class C capital transactions	$(7,000)	$46,206	$(1,239)	$375
Select Class
Proceeds from shares issued	$13,819	$126,610	$2,191	$38,176
Dividends and distributions reinvested	13,729	4,085	606	211
Cost of shares redeemed	(175,835)	(99,771)	(4,601)	(828,925)
Redemption fees	14	39	6	24
Change in net assets from Select Class capital transactions	$(148,273)	$30,963	$(1,798)	$(790,514)
Institutional Class
Proceeds from shares issued	$8,551	$166,261	$—	$—
Dividends and distributions reinvested	12,878	5,076	—	—
Cost of shares redeemed	(166,923)	(53,820)	—	—
Redemption fees	13	35	—	—
Change in net assets from Institutional Class capital transactions	$(145,481)	$117,552	$—	$—

Total change in net assets from capital transactions	$(342,466)	$393,313	$(15,970)	$(845,460)

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid Japan Fund (a)
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	2,929	8,171	1,386	1,952
Reinvested	1,459	298	379	—
Redeemed	(6,618)	(2,351)	(3,734)	(7,541)
Change in Class A Shares	(2,230)	6,118	(1,969)	(5,589)
Class B
Issued	186	719	134	98
Reinvested	175	46	70	—
Redeemed	(554)	(314)	(263)	(282)
Change in Class B Shares	(193)	451	(59)	(184)
Class C
Issued	499	1,918	116	325
Reinvested	305	51	79	—
Redeemed	(1,280)	(336)	(388)	(292)
Change in Class C Shares	(476)	1,633	(193)	33
Select Class
Issued	521	4,176	306	3,904
Reinvested	491	143	82	21
Redeemed	(7,227)	(3,318)	(653)	(84,848)
Change in Select Class Shares	(6,215)	1,001	(265)	(80,923)
Institutional Class
Issued	286	5,364	—	—
Reinvested	454	175	—	—
Redeemed	(6,546)	(1,703)	—	—
Change in Institutional Class Shares	(5,806)	3,836	—	—

(a)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

	Latin America Fund			Russia Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)		Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,296	$2,622		$9,201	$1,892
Dividends and distributions reinvested	107	—		85	—
Cost of shares redeemed	(3,722)	(300)		(6,736)	(34)
Redemption fees	13	1		9	10
Change in net assets from Class A capital transactions	$3,694	$2,323		$2,559	$1,868
Class C
Proceeds from shares issued	$1,819	$1,738		$4,990	$2,200
Dividends and distributions reinvested	50	—		92	—
Cost of shares redeemed	(1,018)	(306)		(2,230)	(187)
Redemption fees	5	—	(b)	7	11
Change in net assets from Class C capital transactions	$856	$1,432		$2,859	$2,024
Class R5
Proceeds from shares issued	$—	$100		$—	$100
Dividends and distributions reinvested	4	—		4	—
Cost of shares redeemed	—	—	(b)	—	—
Redemption fees	1	—	(b)	— (b)	1
Change in net assets from Class R5 capital transactions	$5	$100		$4	$101
Select Class
Proceeds from shares issued	$2,702	$3,173		$2,861	$4,763
Dividends and distributions reinvested	135	—		107	—
Cost of shares redeemed	(3,048)	(4)		(780)	(2,249)
Redemption fees	10	1		6	24
Change in net assets from Select Class capital transactions	$(201)	$3,170		$2,194	$2,538

Total change in net assets from capital transactions	$4,354	$7,025		$7,616	$6,531

(a)	Commencement of operations was February 28, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund			Russia Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)		Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
SHARE TRANSACTIONS:
Class A
Issued	338	135		498	110
Reinvested	5	—		5	—
Redeemed	(208)	(15)		(419)	(2)
Change in Class A Shares	135	120		84	108
Class C
Issued	83	91		283	129
Reinvested	2	—		5	—
Redeemed	(54)	(16)		(164)	(12)
Change in Class C Shares	31	75		124	117
Class R5
Issued	—	7		—	7
Reinvested	— (b)	—		— (b)	—
Redeemed	—	—	(b)	—	—
Change in Class R5 Shares	— (b)	7		— (b)	7
Select Class
Issued	120	201		289	306
Reinvested	7	—		6	—
Redeemed	(147)	—	(b)	(42)	(130)
Change in Select Class Shares	(20)	201		253	176

(a)	Commencement of operations was February 28, 2007.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Class A
Year Ended October 31, 2008	$48.39	$(0.04	)(f)	$(28.75)	$(28.79)	$(0.04)	$(2.00)	$(2.04)
Year Ended October 31, 2007	26.43	0.02	(f)	22.49	22.51	(0.06)	(0.49)	(0.55)
Year Ended October 31, 2006	21.68	0.10	(f)	5.59	5.69	(0.12)	(0.82)	(0.94)
Year Ended October 31, 2005	18.32	0.22	(f)	3.37	3.59	(0.23)	—	(0.23)
Year Ended October 31, 2004	17.74	0.06	(f)	0.63	0.69	(0.11)	—	(0.11)

Select Class
Year Ended October 31, 2008	48.82	0.07	(f)	(29.05)	(28.98)	(0.10)	(2.00)	(2.10)
Year Ended October 31, 2007	26.64	0.09	(f)	22.68	22.77	(0.10)	(0.49)	(0.59)
Year Ended October 31, 2006	21.82	0.18	(f)	5.61	5.79	(0.15)	(0.82)	(0.97)
Year Ended October 31, 2005	18.37	0.15	(f)	3.50	3.65	(0.20)	—	(0.20)
Year Ended October 31, 2004	17.80	0.14	(f)	0.60	0.74	(0.17)	—	(0.17)

Institutional Class
Year Ended October 31, 2008	48.96	0.11	(f)	(29.12)	(29.01)	(0.14)	(2.00)	(2.14)
Year Ended October 31, 2007	26.72	0.14	(f)	22.74	22.88	(0.15)	(0.49)	(0.64)
Year Ended October 31, 2006	21.84	0.22	(f)	5.62	5.84	(0.14)	(0.82)	(0.96)
Year Ended October 31, 2005	18.40	0.29	(f)	3.39	3.68	(0.24)	—	(0.24)
Year Ended October 31, 2004	17.84	0.17	(f)	0.59	0.76	(0.20)	—	(0.20)

China Region Fund
Class A
Year Ended October 31, 2008	26.24	0.05	(f)	(15.65)	(15.60)	(0.08)	(0.11)	(0.19)
February 28, 2007 (e) through October 31, 2007	15.00	—	(g)	11.21	11.21	—	—	—

Class C
Year Ended October 31, 2008	26.15	(0.03	)(f)	(15.59)	(15.62)	(0.05)	(0.11)	(0.16)
February 28, 2007 (e) through October 31, 2007	15.00	(0.02)		11.14	11.12	—	—	—

Class R5
Year Ended October 31, 2008	26.32	0.15	(f)	(15.75)	(15.60)	(0.09)	(0.11)	(0.20)
February 28, 2007 (e) through October 31, 2007	15.00	0.13		11.19	11.32	—	—	—

Select Class
Year Ended October 31, 2008	26.28	(0.03	)(f)	(15.56)	(15.59)	(0.09)	(0.11)	(0.20)
February 28, 2007 (e) through October 31, 2007	15.00	(0.01)		11.25	11.24	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Rounds to less than $0.01.

(h)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not occurred the total return for Class A, Select Class and Institutional Class would have been 86.43%, 86.90% and 87.16%, respectively.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(j)	Includes interest expense of 0.05%

(k)	Includes interest expense of 0.06%

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—	(g)	$17.56	(61.76)%	$11,763	1.73%		(0.11)%	1.75%		115%
—	(g)	48.39	86.62 (h)	31,985	1.74		0.07	1.77		78
—	(g)	26.43	26.95	7,360	1.75		0.43	1.85		99
—	(g)	21.68	19.72	2,445	1.75		1.00	2.49		78
—		18.32	3.91	513	1.75		0.34	5.07	(i)	175

—	(g)	17.74	(61.67)	641,451	1.48		0.20	1.51		115
—	(g)	48.82	87.05 (h)	1,466,109	1.48		0.25	1.51		78
—	(g)	26.64	27.30	270,131	1.50		0.73	1.60		99
—	(g)	21.82	19.99	69,986	1.50		1.25	1.95		78
—		18.37	4.21	18,101	1.50		0.78	2.17		175

—	(g)	17.81	(61.60)	97,763	1.33		0.31	1.35		115
—	(g)	48.96	87.31 (h)	256,615	1.34		0.40	1.36		78
—	(g)	26.72	27.52	20,140	1.35		0.90	1.45		99
—	(g)	21.84	20.19	7,990	1.36		1.26	1.92		78
—		18.40	4.29	16,905	1.35		0.93	2.03		175

0.01		10.46	(59.78)	2,305	2.05	(j)	0.30	3.13		122
0.03		26.24	74.93	5,728	2.00		0.09	9.26	(i)	50

0.01		10.38	(59.99)	728	2.56	(k)	(0.15)	3.67		122
0.03		26.15	74.33	1,815	2.50		(0.39)	10.03	(i)	50

0.01		10.53	(59.61)	71	1.60	(j)	0.82	2.73		122
—		26.32	75.47	175	1.55		1.08	10.46	(i)	50

0.01		10.50	(59.67)	3,905	1.80	(j)	(0.14)	2.65		122
0.04		26.28	75.20	49,230	1.75		(0.33)	7.96	(i)	50

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
India Fund
Class A
Year Ended October 31, 2008	$20.84	$(0.17	)(f)	$(12.78)	$(12.95)
May 1, 2007 (e) through October 31, 2007	15.00	(0.03)		5.86	5.83

Class C
Year Ended October 31, 2008	20.79	(0.25	)(f)	(12.71)	(12.96)
May 1, 2007 (e) through October 31, 2007	15.00	(0.05)		5.83	5.78

Class R5
Year Ended October 31, 2008	20.89	(0.12	)(f)	(12.83)	(12.95)
May 1, 2007 (e) through October 31, 2007	15.00	(0.03)		5.91	5.88

Select Class
Year Ended October 31, 2008	20.87	(0.18	)(f)	(12.77)	(12.95)
May 1, 2007 (e) through October 31, 2007	15.00	(0.02)		5.87	5.85

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(h)	Includes interest expense of 0.03%.

(i)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$0.01	$7.90	(62.09)%	$4,438	2.03	%(h)	(1.17)%	2.40%		80%
0.01	20.84	38.93	4,177	2.00		(1.31)	10.08	(g)	17

0.01	7.84	(62.29)	1,960	2.53	(h)	(1.67)	2.89		80
0.01	20.79	38.60	2,372	2.50		(1.61)	11.11	(g)	17

0.01	7.95	(61.94)	53	1.57	(i)	(0.75)	1.91		80
0.01	20.89	39.27	141	1.55		(0.35)	11.15	(g)	17

0.01	7.93	(62.00)	4,608	1.77	(i)	(1.04)	1.99		80
0.02	20.87	39.13	50,575	1.75		(1.17)	9.71	(g)	17

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance

		Investment operations			Distributions

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid European Fund
Class A
Year Ended October 31, 2008	$34.64	$0.70 (c)	$(16.27)	$(15.57)	$(0.41)	$(3.46)	$(3.87)
Year Ended October 31, 2007	27.98	0.43 (c)	7.85	8.28	(0.21)	(1.41)	(1.62)
Year Ended October 31, 2006	23.12	0.31 (c)	7.85	8.16	(0.14)	(3.16)	(3.30)
Year Ended October 31, 2005	19.81	0.19 (c)	4.37	4.56	(0.13)	(1.12)	(1.25)
Year Ended October 31, 2004	16.94	0.19 (c)	2.68	2.87	—	—	—

Class B
Year Ended October 31, 2008	32.09	0.53 (c)	(14.95)	(14.42)	(0.29)	(3.46)	(3.75)
Year Ended October 31, 2007	26.04	0.24 (c)	7.31	7.55	(0.09)	(1.41)	(1.50)
Year Ended October 31, 2006	21.74	0.17 (c)	7.33	7.50	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10 (c)	4.09	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.08	0.08 (c)	2.55	2.63	—	—	—

Class C
Year Ended October 31, 2008	31.91	0.52 (c)	(14.84)	(14.32)	(0.32)	(3.46)	(3.78)
Year Ended October 31, 2007	25.97	0.24 (c)	7.28	7.52	(0.17)	(1.41)	(1.58)
Year Ended October 31, 2006	21.72	0.18 (c)	7.30	7.48	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09 (c)	4.10	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.06	0.08 (c)	2.55	2.63	—	—	—

Select Class
Year Ended October 31, 2008	34.98	0.69 (c)	(16.37)	(15.68)	(0.45)	(3.46)	(3.91)
Year Ended October 31, 2007	28.18	0.50 (c)	7.94	8.44	(0.23)	(1.41)	(1.64)
Year Ended October 31, 2006	23.28	0.40 (c)	7.87	8.27	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33 (c)	4.32	4.65	(0.20)	(1.13)	(1.33)
Year Ended October 31, 2004	17.00	0.29 (c)	2.67	2.96	— (d)	—	— (d)

Institutional Class
Year Ended October 31, 2008	35.44	0.74 (c)	(16.59)	(15.85)	(0.50)	(3.46)	(3.96)
Year Ended October 31, 2007	28.54	0.56 (c)	8.03	8.59	(0.28)	(1.41)	(1.69)
Year Ended October 31, 2006	23.53	0.44 (c)	7.97	8.41	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33 (c)	4.43	4.76	(0.27)	(1.12)	(1.39)
Year Ended October 31, 2004	17.17	0.40 (c)	2.65	3.05	(0.06)	—	(0.06)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Amount rounds to less than $0.01.

(e)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

			Ratios/Supplemental data

					Ratios to average net assets
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$—	(d)	$15.20	(49.91)%	$139,208	1.46%		2.77%	1.46%	235%
—	(d)	34.64	30.94	394,416	1.42		1.39	1.42	171
—	(d)	27.98	39.68	147,422	1.44		1.22	1.44	97
—	(d)	23.12	23.83	35,445	1.57		0.85	1.71	281
—		19.81	16.94	35,781	1.75		1.01	2.13	440

—	(d)	13.92	(50.14)	15,678	1.96		2.28	1.96	235
—	(d)	32.09	30.31	42,374	1.91		0.84	1.92	171
—	(d)	26.04	38.97	22,621	1.94		0.72	1.95	97
—	(d)	21.74	23.17	12,716	2.06		0.47	2.20	281
—		18.71	16.36	12,187	2.27		0.47	2.64	440

—	(d)	13.81	(50.15)	28,904	1.96		2.27	1.96	235
—	(d)	31.91	30.31	81,982	1.92		0.85	1.92	171
—	(d)	25.97	38.94	24,316	1.93		0.78	1.94	97
—	(d)	21.72	23.20	3,730	2.06		0.42	2.19	281
—		18.69	16.38	3,165	2.27		0.46	2.63	440

—	(d)	15.39	(49.76)	48,741	1.20		2.63	1.20	235
—	(d)	34.98	31.29	328,183	1.16		1.61	1.17	171
—	(d)	28.18	40.01	236,203	1.19		1.60	1.20	97
—	(d)	23.28	24.16	71,960	1.24		1.47	1.35	281
—	(d)	19.96	17.43	20,897	1.37		1.54	1.71	440

—	(d)	15.63	(49.65)	48,219	1.01	(e)	2.77	1.05	235
—	(d)	35.44	31.48	315,180	0.99		1.77	1.02	171
—	(d)	28.54	40.27	144,301	1.00		1.75	1.05	97
—	(d)	23.53	24.56	48,448	1.00		1.47	1.24	281
—		20.16	17.83	37,115	1.00		2.10	1.48	440

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Japan Fund (n)
Class A
Year Ended October 31, 2008	$9.77	$0.02	(f)	$(3.62)	$(3.60)	$(2.04)	$—	$(2.04)
Year Ended October 31, 2007	9.78	(0.03	)(f)	0.02	(0.01)	—	—	—
Year Ended October 31, 2006	9.07	(0.03	)(f)	0.86	0.83	—	(0.12)	(0.12)
Year Ended October 31, 2005	7.02	(0.04	)(f)	2.09	2.05	—	—	—
Year Ended October 31, 2004	6.68	(0.04	)(f)	0.38	0.34	—	—	—

Class B
Year Ended October 31, 2008	9.08	(0.03	)(f)	(3.31)	(3.34)	(1.99)	—	(1.99)
Year Ended October 31, 2007	9.14	(0.08	)(f)	0.02	(0.06)	—	—	—
Year Ended October 31, 2006	8.53	(0.08	)(f)	0.81	0.73	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(f)	1.97	1.89	—	—	—
Year Ended October 31, 2004	6.36	(0.10	)(f)	0.38	0.28	—	—	—

Class C
Year Ended October 31, 2008	9.07	(0.03	)(f)	(3.31)	(3.34)	(1.98)	—	(1.98)
Year Ended October 31, 2007	9.13	(0.07	)(f)	0.01	(0.06)	—	—	—
February 28, 2006 (e) through October 31, 2006	9.78	(0.06	)(f)	(0.59)	(0.65)	—	—	—

Select Class
Year Ended October 31, 2008	9.77	0.03	(f)	(3.88)	(3.85)	(1.34)	—	(1.34)
Year Ended October 31, 2007	9.79	(0.03	)(f)	0.04	0.01	(0.03)	—	(0.03)
February 28, 2006 (e) through October 31, 2006	10.43	(0.01	)(f)	(0.63)	(0.64)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.03%.

(i)	Includes interest expense of 0.12%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Includes interest expense of 0.13%.

(l)	Includes interest expense of 0.09%.

(m)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.

(n)	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

					Ratios/Supplemental data

						Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$0.01		$4.14	(44.60	)%(m)	$8,739	1.78	%(h)	0.35%	2.09%		175%
—	(g)	9.77	(0.10)		39,873	1.84	(i)	(0.33)	1.94		111
—	(g)	9.78	9.16		94,585	1.68		(0.29)	1.68		151
—	(g)	9.07	29.20		200,558	1.75		(0.51)	1.86		164
—		7.02	5.09		47,106	1.75		(0.60)	2.84	(j)	221

0.01		3.76	(45.02	)(m)	1,958	2.53	(h)	(0.49)	2.59		175
—	(g)	9.08	(0.66)		5,271	2.39	(k)	(0.84)	2.46		111
—	(g)	9.14	8.56		6,985	2.19		(0.80)	2.19		151
—	(g)	8.53	28.46		1,927	2.36		(1.13)	2.37		164
—		6.64	4.40		959	2.50		(1.46)	4.44	(j)	221

0.01		3.76	(45.07	)(m)	1,679	2.53	(h)	(0.54)	2.59		175
—	(g)	9.07	(0.66)		5,793	2.40	(k)	(0.74)	2.49		111
—	(g)	9.13	(6.65)		5,530	2.22		(0.91)	2.22		151

0.01		4.59	(44.46	)(m)	2,480	1.53	(h)	0.49	1.84		175
—	(g)	9.77	0.09		7,870	1.56	(l)	(0.34)	1.61		111
—	(g)	9.79	(6.14)		799,762	1.47		(0.09)	1.47		151

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Latin America Fund
Class A
Year Ended October 31, 2008	$23.07	$0.26	(f)	$(13.08)	$(12.82)	$(0.18)	$(0.46)	$(0.64)
February 28, 2007 (e) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—

Class C
Year Ended October 31, 2008	22.99	0.17	(f)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)
February 28, 2007 (e) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—

Class R5
Year Ended October 31, 2008	23.14	0.35	(f)	(13.16)	(12.81)	(0.21)	(0.46)	(0.67)
February 28, 2007 (e) through October 31, 2007	15.00	0.08		8.05	8.13	—	—	—

Select Class
Year Ended October 31, 2008	23.11	0.30	(f)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)
February 28, 2007 (e) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—

Russia Fund
Class A
Year Ended October 31, 2008	19.43	(0.12	)(f)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)
February 28, 2007 (e) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—

Class C
Year Ended October 31, 2008	19.36	(0.18	)(f)	(13.26)	(13.44)	— (g)	(0.60)	(0.60)
February 28, 2007 (e) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—

Class R5
Year Ended October 31, 2008	19.55	(0.03	)(f)	(13.49)	(13.52)	(0.03)	(0.60)	(0.63)
February 28, 2007 (e) through October 31, 2007	15.00	0.07		4.34	4.41	—	—	—

Select Class
Year Ended October 31, 2008	19.53	(0.09	)(f)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)
February 28, 2007 (e) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.

(i)	Includes interest expense of 0.02%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$0.05	$9.66	(56.81)%		$2,462	1.92	%(i)	1.31%	3.61%		134%
0.01	23.07	53.80		2,775	1.90		(0.14)	7.28	(j)	39

0.06	9.61	(56.98)		1,017	2.42	(i)	0.88	4.18		134
0.01	22.99	53.27		1,716	2.40		(0.61)	8.11	(j)	39

0.06	9.72	(56.62)		67	1.47	(i)	1.74	3.29		134
0.01	23.14	54.27		154	1.45		0.65	8.65	(j)	39

0.05	9.70	(56.70)		1,756	1.67	(i)	1.46	3.49		134
0.01	23.11	54.07		4,639	1.65		0.40	8.63	(j)	39

0.03	5.39	(71.32	)(h)	1,034	2.02	(i)	(0.70)	3.57		76
0.25	19.43	29.53		2,106	2.01	(k)	(0.09)	8.75	(j)	68

0.03	5.35	(71.45	)(h)	1,288	2.52	(i)	(1.09)	4.02		76
0.26	19.36	29.07		2,272	2.51	(k)	(0.67)	9.04	(j)	68

0.03	5.43	(71.28	)(h)	38	1.57	(i)	(0.17)	3.20		76
0.14	19.55	30.33		131	1.56	(k)	0.62	9.99	(j)	68

0.03	5.42	(71.33	)(h)	2,325	1.77	(i)	(0.56)	3.39		76
0.12	19.53	30.20		3,442	1.76	(k)	0.39	9.67	(j)	68

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   57

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes offered
Asia Equity Fund	Class A, Select Class and Institutional Class
China Region Fund	Class A, Class C, Class R5 and Select Class
India Fund	Class A, Class C, Class R5 and Select Class
Intrepid European Fund	Class A, Class B, Class C, Select Class and Institutional Class
Intrepid Japan Fund	Class A, Class B, Class C and Select Class
Latin America Fund	Class A, Class C, Class R5 and Select Class
Russia Fund	Class A, Class C, Class R5 and Select Class

The China Region Fund, Latin America Fund and Russia Fund commenced operations on February 28, 2007.

The India Fund commenced operations on May 1, 2007.

Effective March 31, 2008, the Japan Fund was renamed Intrepid Japan Fund with the approval of the Board of Trustees.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

58   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Asia Equity Fund
Level 1 — Quoted prices	$—	$—	$—
Level 2 — Other significant observable inputs	693,414	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$693,414	$—	$—
China Region Fund
Level 1 — Quoted prices	$—	$—	$—
Level 2 — Other significant observable inputs	6,948	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$6,948	$—	$—
India Fund
Level 1 — Quoted prices	$421	$—	$—
Level 2 — Other significant observable inputs	10,366	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$10,787	$—	$—
Intrepid European Fund
Level 1 — Quoted prices	$15,683	$253	$—
Level 2 — Other significant observable inputs	275,694	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$291,377	$253	$—
Intrepid Japan Fund
Level 1 — Quoted prices	$172	$—	$—
Level 2 — Other significant observable inputs	14,644	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$14,816	$—	$—
Latin America Fund
Level 1 — Quoted prices	$2,235	$—	$—
Level 2 — Other significant observable inputs	3,030	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$5,265	$—	$—

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   59

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Russia Fund
Level 1 — Quoted prices	$118	$—	$—
Level 2 — Other significant observable inputs	4,273	—	—
Level 3 — Significant unobservable inputs	43	—	—
Total	$4,434	$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities	Other Financial Instruments*
India Fund
Balance as of 10/31/07	$810	$—
Realized gain (loss)	(324)	—
Change in unrealized appreciation (depreciation)	(87)	—
Net amortization/accretion	—	—
Net purchases (sales)	(399)	—
Net transfers in (out) of Level 3	—	—
Balance as of 10/31/08	$—	$—

Russia Fund
Balance as of 10/31/07	$30	$—
Realized gain (loss)	(18)	—
Change in unrealized appreciation (depreciation)	(84)	—
Net amortization/accretion	—	—
Net purchases (sales)	28	—
Net transfers in (out) of Level 3	87	—
Balance as of 10/31/08	$43	$—

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

*	Other financial instruments may include futures, forwards and swap contracts.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2008 (amounts in thousands):

	Value	Percentage
Russia Fund	$47	1.0%

C. Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

60   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

F. Securities Lending — To generate additional income, each Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively, due to market volatility of the markets coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement however requires that JPMCB maintain collateral equal to at least 100% of the value of loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Intrepid European and Intrepid Japan Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of Intrepid European and Intrepid Japan Funds waived approximately $2,000 and less than $1,000, respectively, of their fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on Intrepid European and Intrepid Japan Funds’ investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period November 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to: (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of the non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of October 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Loaned Securities	Value of Collateral		Lending Agent Fees Paid
Intrepid European Fund	$12,467	$12,962	(a)	$78
Intrepid Japan Fund	161	172		2

(a)	Collateral in the amount of approximately $1,409,000 was received in the form of U.S. Treasury Securities, which the Fund cannot sell or repledge, and accordingly, are not reflected in the Fund’s assets and liabilities.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

62   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

K. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Asia Equity Fund	$—	$1,251	$(1,251)
China Region Fund	(207)	229	(22)
India Fund	(607)	481	126
Intrepid European Fund	—	(2,395)	2,395
Intrepid Japan Fund	(39)	121	(82)
Latin America Fund	—	114	(114)
Russia Fund	(92)	93	(1)

The reclassifications for the Funds relate primarily to foreign currency gains or losses (Asia Equity Fund, India Fund, Intrepid European Fund, Intrepid Japan Fund and Latin America Fund), net operating loss (China Region Fund, India Fund and Russia Fund), distribution reclassifications (Intrepid European Fund), passive foreign investment company (PFIC) gains and losses (China Region Fund, Intrepid Japan Fund and Latin America Fund) and taxable overdistributions (China Region Fund).

L. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

M. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Intrepid Japan Fund	1.00
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into an investment sub-advisory agreement with JF International Management Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2008 were as follows (amounts in thousands):

Intrepid European Fund	$18
Latin America Fund	—	(a)
Russia Fund	1

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Intrepid Japan Fund	0.25	0.75	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Asia Equity Fund	$25	$5
China Region Fund	9	2
India Fund	20	21
Intrepid European Fund	78	123
Intrepid Japan Fund	19	9
Latin America Fund	9	4
Russia Fund	12	10

(a)	Amount rounds to less than $1,000.

64   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
China Region Fund	0.25	n/a	0.25%	0.05%	0.25	n/a
India Fund	0.25	n/a	0.25	0.05	0.25	n/a
Intrepid European Fund	0.25	0.25%	0.25	n/a	0.25	0.10
Intrepid Japan Fund	0.25	0.25	0.25	n/a	0.25	n/a
Latin America Fund	0.25	n/a	0.25	0.05	0.25	n/a
Russia Fund	0.25	n/a	0.25	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.50%	1.35%
China Region Fund	2.00	n/a	2.50%	1.55%	1.75	n/a
India Fund	2.00	n/a	2.50	1.55	1.75	n/a
Intrepid European Fund	1.75	2.50%	2.50	n/a	1.50	1.00
Intrepid Japan Fund	1.75	2.50	2.50	n/a	1.50	n/a
Latin America Fund	1.90	n/a	2.40	1.45	1.65	n/a
Russia Fund	2.00	n/a	2.50	1.55	1.75	n/a

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the year ended October 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Equity Fund	$—	$—	$306	$306	$—
China Region Fund	190	18	14	222	33
India Fund	87	15	11	113	1
Intrepid European Fund	—	1	59	60	—
Intrepid Japan Fund	13	7	61	81	—
Latin America Fund	105	11	6	122	71
Russia Fund	129	12	6	147	39

	Voluntary Waivers
	Administration	Total
Intrepid European Fund	$3	$3

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2008, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Asia Equity Fund	$168
China Region Fund	—	(a)
India Fund	18
Intrepid European Fund	12

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

Affiliates of JPMorgan Chase & Co. made a payment to the Russia Fund of approximately $4,000 and will make a payment to the Intrepid Japan Fund of approximately $2,000 relating to operational errors.

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government
Asia Equity Fund	$1,650,741	$1,471,632
China Region Fund	35,265	58,096
India Fund	33,625	42,570
Intrepid European Fund	1,668,070	2,045,285
Intrepid Japan Fund	57,052	82,848
Latin America Fund	18,778	14,404
Russia Fund	15,943	8,521

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$1,324,297	$553	$631,436	$(630,883)
China Region Fund	11,260	51	4,363	(4,312)
India Fund	24,131	—	13,344	(13,344)
Intrepid European Fund	404,515	1,273	114,411	(113,138)
Intrepid Japan Fund	19,813	277	5,274	(4,997)

66   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Latin America Fund	$9,169	$—	$3,904	$(3,904)
Russia Fund	12,710	135	8,411	(8,276)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Asia Equity Fund	$35,156	$39,672	$74,828
China Region Fund	457	—	457
Intrepid European Fund	60,815	68,557	129,372
Intrepid Japan Fund	10,990	—	10,990
Latin America Fund	311	—	311
Russia Fund	311	—	311

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Asia Equity Fund	$2,370	$4,307	$6,677
Intrepid European Fund	28,926	6,680	35,606
Intrepid Japan Fund	2,100	—	2,100

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Equity Fund	$3,196	$(91,647)	$(629,340)
China Region Fund	—	(12,363)	(4,312)
India Fund	—	(13,325)	(13,344)
Intrepid European Fund	15,901	(135,919)	(112,937)
Intrepid Japan Fund	—	(23,237)	(4,985)
Latin America Fund	175	(2,345)	(3,904)
Russia Fund	—	(1,089)	(8,279)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2008, the Funds had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2014	2015	2016	Total
Asia Equity Fund	$—	$—	$91,647	$91,647
China Region Fund	—	—	12,363	12,363
India Fund	—	33	13,292	13,325
Intrepid European Fund	—	—	135,919	135,919
Intrepid Japan Fund	15,113	—	8,124	23,237
Latin America Fund	—	—	2,345	2,345
Russia Fund	—	—	1,089	1,089

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Asia Equity, China Region, India and Intrepid European Funds, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2008, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2008, the Asia Equity Fund invested approximately 33.9% and 20.6% of its total investments in China and South Korea, respectively.

As of October 31, 2008, the Intrepid European Fund invested approximately 33.8% of its total investments (excluding Investments of Cash Collateral for Securities on Loan) in the United Kingdom.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At October 31, 2008, the Fund had 21.6%, 29.5% and 48.9% of its total investments invested in Hong Kong, Taiwan and China, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer.

68   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At October 31, 2008, the Fund had 67.8% and 24.3% of its total investments invested in Brazil and Mexico, respectively.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer. At October 31, 2008, the Fund had 37.7% and 21.7%, respectively, of its total investments in Oil, Gas & Consumable Fuels and Metals & Mining.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of
the JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid Japan Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid Japan Fund (formerly JPMorgan Japan Fund), JPMorgan Latin America Fund and JPMorgan Russia Fund (each a separate Fund of JPMorgan Trust I)(hereafter collectively referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

70   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   71

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

72   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   73

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$478.90	$6.54	1.76%
Hypothetical	1,000.00	1,016.29	8.92	1.76
Select Class
Actual	1,000.00	479.30	5.61	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51
Institutional Class
Actual	1,000.00	479.80	5.02	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35

China Region Fund
Class A
Actual	1,000.00	530.40	8.00	2.08
Hypothetical	1,000.00	1,014.68	10.53	2.08
Class C
Actual	1,000.00	529.10	9.92	2.58
Hypothetical	1,000.00	1,012.17	13.05	2.58
Class R5
Actual	1,000.00	531.50	6.27	1.63
Hypothetical	1,000.00	1,016.94	8.26	1.63
Select Class
Actual	1,000.00	531.10	7.16	1.86
Hypothetical	1,000.00	1,015.79	9.42	1.86

74   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
India Fund
Class A
Actual	$1,000.00	$465.00	$7.62	2.07%
Hypothetical	1,000.00	1,014.73	10.48	2.07
Class C
Actual	1,000.00	463.60	9.49	2.58
Hypothetical	1,000.00	1,012.17	13.05	2.58
Class R5
Actual	1,000.00	465.70	6.01	1.63
Hypothetical	1,000.00	1,016.94	8.26	1.63
Select Class
Actual	1,000.00	465.40	6.89	1.87
Hypothetical	1,000.00	1,015.74	9.48	1.87

Intrepid European Fund
Class A
Actual	1,000.00	572.50	5.85	1.48
Hypothetical	1,000.00	1,017.70	7.51	1.48
Class B
Actual	1,000.00	571.20	7.86	1.99
Hypothetical	1,000.00	1,015.13	10.08	1.99
Class C
Actual	1,000.00	571.10	7.86	1.99
Hypothetical	1,000.00	1,015.13	10.08	1.99
Select Class
Actual	1,000.00	573.40	4.86	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23
Institutional Class
Actual	1,000.00	574.20	4.00	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01

Intrepid Japan Fund **
Class A
Actual	1,000.00	649.90	7.38	1.78
Hypothetical	1,000.00	1,016.19	9.02	1.78
Class B
Actual	1,000.00	647.20	10.43	2.52
Hypothetical	1,000.00	1,012.47	12.75	2.52
Class C
Actual	1,000.00	647.20	10.43	2.52
Hypothetical	1,000.00	1,012.47	12.75	2.52
Select Class
Actual	1,000.00	651.10	6.35	1.53
Hypothetical	1,000.00	1,017.44	7.76	1.53

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   75

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio

Latin America Fund
Class A
Actual	$1,000.00	$426.90	$6.92	1.93%
Hypothetical	1,000.00	1,015.43	9.78	1.93
Class C
Actual	1,000.00	426.00	8.71	2.43
Hypothetical	1,000.00	1,012.92	12.30	2.43
Class R5
Actual	1,000.00	427.80	5.31	1.48
Hypothetical	1,000.00	1,017.70	7.51	1.48
Select Class
Actual	1,000.00	427.30	6.03	1.68
Hypothetical	1,000.00	1,016.69	8.52	1.68

Russia Fund
Class A
Actual	1,000.00	292.10	6.53	2.01
Hypothetical	1,000.00	1,015.03	10.18	2.01
Class C
Actual	1,000.00	291.40	8.18	2.52
Hypothetical	1,000.00	1,012.47	12.75	2.52
Class R5
Actual	1,000.00	292.70	5.07	1.56
Hypothetical	1,000.00	1,017.29	7.91	1.56
Select Class
Actual	1,000.00	292.70	5.72	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Effective March 31, 2008, the Japan Fund changed its name to the Intrepid Japan Fund.

76   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds and the sub-advisory agreements for the Asia Equity Fund, China Region Fund and India Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   77

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Asia Equity Fund, China Region Fund, India Fund, Intrepid European Fund, Intrepid Japan Fund, Latin America Fund and Russia Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Asia Equity Fund’s performance was in the first, third and fourth quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory.

78   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid European Fund’s performance was in the second, first and second quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Japan Fund’s performance was in the fourth, third and first quintiles for the Class A shares for the one, three and five year periods, respectively, and in the fourth quintile for the Select Class shares for the one year period and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Equity sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the performance of the one-year period of the China Region Fund as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the one-year period of the India Fund as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the one-year period of the Latin America Fund as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the one-year period of the Russia Fund as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Asia Equity Fund’s net advisory fee for the Class A shares was in the third quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid European Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Japan Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the China Region Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the fourth quintile and for the Select

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Class shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the India Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Latin America Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the fourth quintile and for the Select Class shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Russia Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

80   JPMORGAN COUNTRY/REGION FUNDS        OCTOBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Asia Equity Fund	$6,319
China Region Fund	47
Intrepid European Fund	13,011
Intrepid Japan Fund	2,541
Latin America Fund	56
Russia Fund	40

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2008, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Equity Fund	$22,869	$1,468
China Region Fund	505	45
India Fund	305	11
Intrepid European Fund	30,134	2,084
Intrepid Japan Fund	679	48
Latin America Fund	333	2
Russia Fund	133	2

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2008. These shareholders will receive more detailed information along with 2008 Form 1099-DIV.

Funds with Short Term Capital Gain Designation

For the fiscal year ended October 31, 2008, the Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Capital Gains
Asia Equity Fund	$31,374
China Region Fund	257
Intrepid European Fund	44,834
Latin America Fund	226
Russia Fund	302

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended October 31, 2008 (amounts in thousands):

15% Long-Term Capital Gain Distribution
Asia Equity Fund	$39,672
Intrepid European Fund	68,557

OCTOBER 31, 2008        JPMORGAN COUNTRY/REGION FUNDS   81

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-INTEQ-CO-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan

Funds

JPMorgan Strategic Preservation Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Trustees	24
Officers	26
Schedule of Shareholder Expenses	27
Board Approval of Investment Advisory Agreement	28
Tax Letter	30

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invests in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN FUNDS   1

JPMorgan Strategic Preservation Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$9,586
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Preservation Fund, which seeks to provide a total return from a diversified portfolio of stocks and bonds, returned –9.04% (Select Class Shares) for the 12 months ended October 31, 2008, compared to the 2.72% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period primarily due to its exposure to equity securities, which underperformed Treasuries. The Fund’s investments in convertible bonds, which suffered significant losses similar in magnitude to equities, also hurt returns. Equity performance was extremely weak due to the credit crisis and concerns that the global economy would fall into recession. Convertible bond prices suffered from similar concerns that plagued equities.

The Fund’s allocation to equities was between 0% and 40% during the course of the year but that exposure had a severely negative impact on performance, especially compared to the benchmark which only invests in short-term U.S. Treasuries. The equity holdings are global in nature and are well diversified across sectors and regions. The holdings outside of the United States generally underperformed U.S. stocks due to the strength of the U.S. Dollar. As the U.S. Dollar strengthens compared to foreign currencies, the value of non-U.S. stocks fall in value for U.S. investors. For most of the year the Fund held a limited amount of global equities reflecting a tactical view that stock markets around the world would struggle compared to U.S. Treasuries. However, the unexpected decline in equity prices resulted in a significant negative return for the Fund during this period.

On the positive side, Treasuries outperformed all other asset classes in which the Fund invested.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was designed to hold a combination of U.S. Treasuries, global stocks and convertible bonds, though it may hold other asset classes. During the period, the Fund generally held 5% to 20% in equities and convertible bonds. The Fund managers continue to position the Fund cautiously in anticipation of a difficult economic environment and highly volatile equity markets.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Procter & Gamble Co.	0.5%
2.	BG Group plc (United Kingdom)	0.5
3.	Philip Morris International, Inc.	0.5
4.	National Grid plc (United Kingdom)	0.4
5.	Colgate-Palmolive Co.	0.4
6.	McKesson Corp.	0.4
7.	Thermo Fisher Scientific, Inc.	0.4
8.	Amgen, Inc.	0.4
9.	Rio Tinto Ltd. (Australia)	0.4
10.	Reckitt Benckiser Group plc (United Kingdom)	0.4

PORTFOLIO COMPOSITION BY COUNTRY***

United States	90.7%
United Kingdom	4.1
Germany	2.3
Others (each less than 1.0%)	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(9.28)%	(2.78)%
With Sales Charge*		(12.70)	(5.07)
CLASS C SHARES	3/30/07
Without CDSC		(9.71)	(3.26)
With CDSC**		(10.71)	(3.26)
CLASS R5 SHARES	3/30/07	(8.83)	(2.32)
SELECT CLASS SHARES	3/30/07	(9.04)	(2.54)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Preservation Fund and the Merrill Lynch 3-Month U.S. Treasury Bill Index from March 30, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN FUNDS   3

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 40.1%
	Common Stocks — 10.7%
	Australia — 0.7%
2	BHP Billiton Ltd. (m)	32
1	Rio Tinto Ltd. (m)	34
		66
	Denmark — 0.3%
1	Novo Nordisk A/S, Class B (m)	27
	France — 0.2%
1	Alstom S.A. (m)	25
	Germany — 0.7%
—(h)	Deutsche Bank AG (m)	14
1	E.ON AG (m)	24
—(h)	RWE AG (m)	27
		65
	Hong Kong — 0.1%
1	Sun Hung Kai Properties Ltd. (m)	9
	Italy — 0.2%
6	Intesa Sanpaolo S.p.A. (m)	22
	Netherlands — 0.5%
1	Fugro N.V. CVA (m)	25
2	ING Groep N.V. CVA (m)	22
		47
	Norway — 0.2%
3	Subsea 7, Inc. (a) (m)	20
	Switzerland — 0.1%
1	Xstrata plc (m)	10
	United Kingdom — 2.8%
1	Aveva Group plc (m)	16
3	BG Group plc (m)	43
15	BT Group plc (m)	27
1	Imperial Tobacco Group plc (m)	33
4	National Grid plc (m)	41
1	Reckitt Benckiser Group plc (m)	34
1	Scottish & Southern Energy plc (m)	28
15	Vodafone Group plc (m)	30
4	Wm Morrison Supermarkets plc (m)	15
		267
	United States — 4.9%
1	Amgen, Inc. (a) (m)	34
1	AT&T, Inc. (m)	27
1	Celgene Corp. (a) (m)	33
—(h)	Chevron Corp. (m)	29
1	Colgate-Palmolive Co. (m)	41
1	Gilead Sciences, Inc. (a) (m)	33
—(h)	Google, Inc., Class A (a) (m)	32
1	McKesson Corp. (m)	40
1	Philip Morris International, Inc. (m)	43
1	Procter & Gamble Co. (m)	45
3	Symantec Corp. (a) (m)	33
1	Thermo Fisher Scientific, Inc. (a) (m)	39
1	Verizon Communications, Inc. (m)	26
1	Yahoo!, Inc. (a) (m)	14
		469
	Total Common Stocks (Cost $1,357)	1,027

PRINCIPAL AMOUNT
	Convertible Bonds — 3.6%
	Cayman Islands — 0.2%
25	Transocean, Inc., 1.63%, 12/15/37 (m)	22
	France — 0.3%
EUR 87	Rhodia S.A., 0.50%, 01/01/14 (m)	29
	Germany — 1.3%
EUR 100	Kreditanstalt fuer Wiederaufbau, Series DTE, 3.25%, 06/27/13 (m)	125
	Netherlands — 0.1%
CHF 15	Pargesa Netherlands NV, Series PARG, 1.75%, 06/15/14 (m)	9
	United Kingdom — 1.0%
100	AngloGold Ashanti Holdings plc, 2.38%, 02/27/09 (m)	90
	United States — 0.7%
31	Liberty Media LLC, 3.13%, 03/30/23 (m)	21
29	Vornado Realty Trust, 2.85%, 04/01/27 (m)	21
30	Wyeth, VAR, 2.62%, 01/15/24 (m)	29
		71
	Total Convertible Bonds (Cost $427)	346

SHARES
Preferred Stock — 0.2%
Germany — 0.2%
—(h)	Fresenius SE (m) (Cost $31)	25

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	U.S. Treasury Obligations — 25.6%
	U.S. Treasury Notes,
500	3.13%, 11/30/09 (m)	509
500	3.38%, 09/15/09 (m)	509
400	3.88%, 05/15/10 (m)	415
300	4.00%, 04/15/10 (m)	311
350	4.88%, 02/15/12 (m)	383
300	5.75%, 08/15/10 (m)	323
	Total U.S. Treasury Obligations (Cost $2,393)	2,450
	Total Long-Term Investments (Cost $4,208)	3,848

SHARES
Short-Term Investment — 54.6%
	Investment Company — 54.6%
5,229	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $5,229)	5,229
	Total Investments — 94.7% (Cost $9,437)	9,077
	Other Assets in Excess of Liabilities — 5.3%	509
	NET ASSETS — 100.0%	9,586

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
U.S. Treasury Obligations	27.0%
Commercial Banks	1.6
Diversified Financial Services	1.3
Household Products	1.3
Biotechnology	1.1
Others (each less than 1.0%)	10.1
Short-Term Investment	57.6

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
24	Euro Bobl	12/08/08	3,433	58
1	10 Year Japanese Government Bond	12/11/08	1,401	(1)
2	10 Year U.S. Treasury Note	12/19/08	226	(3)
6	Dow Jones Euro STOXX 50 Index	12/19/08	198	1
2	Long Gilt	12/29/08	358	(5)
2	Eurodollar	09/14/09	487	(2)
	Short Futures Outstanding
(3)	Euro Bund	12/08/08	(443)	(6)
(1)	DAX	12/19/08	(161)	(17)
(4)	2 Year U.S. Treasury Note	12/31/08	(859)	— (h)
				25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   5

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
31,604 AUD	12/09/08	21	21	— (h)
81,598 CAD	12/09/08	80	68	(12)
62,499 CHF	12/09/08	58	54	(4)
170,144 EUR	12/09/08	233	217	(16)
34,649 GBP	12/09/08	60	56	(4)
614,458 HKD	12/09/08	79	79	— (h)
104,382 ILS	12/09/08	30	28	(2)
102,280,882 JPY	12/09/08	1,023	1,040	17
323,903 NOK	12/09/08	52	48	(4)
77,265 SGD	12/09/08	54	52	(2)
99,763 ZAR	12/09/08	11	10	(1)
37,014 TRY	12/15/08	27	24	(3)
		1,728	1,697	(31)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
102,501 AUD	12/09/08	72	68	4
76,306 CAD	12/09/08	71	63	8
71,448 CHF	12/09/08	64	62	2
468,068 EUR	12/09/08	659	596	63
191,290 GBP	12/09/08	335	307	28
531,781 HKD	12/09/08	68	68	—	(h)
104,382 ILS	12/09/08	29	28	1
99,661,114 JPY	12/09/08	984	1,013	(29)
370,524 NOK	12/09/08	65	55	10
51,836 SGD	12/09/08	36	35	1
99,763 ZAR	12/09/08	12	10	2
37,014 TRY	12/15/08	29	24	5
		2,424	2,329	95

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        OCTOBER 31, 2008

JPMorgan Strategic Preservation Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

CVA—	Dutch Certification

EUR—	Euro

GBP—	British Pound

HKD—	Hong Kong Dollar

ILS —	Israeli Shekel

JPY—	Japanese Yen

NOK—	Norwegian Krone

SGD—	Singapore Dollar

TRY—	New Turkish Lira

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2008.

ZAR—	South African Rand

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $613,000 and 6.8%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$3,848
Investments in affiliates, at value	5,229
Total investment securities, at value	9,077
Cash	165
Foreign currency, at value	190
Deposit with broker for futures contracts	141
Receivables:
Investment securities sold	21
Interest and dividends	42
Tax reclaims	—	(b)
Variation margin on futures contracts	1
Unrealized appreciation on forward foreign currency exchange contracts	141
Due from Advisor	12
Total Assets	9,790

LIABILITIES:
Payables:
Investment securities purchased	47
Unrealized depreciation on forward foreign currency exchange contracts	77
Accrued liabilities:
Shareholder servicing fees	2
Distribution fees	—	(b)
Custodian and accounting fees	13
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	65
Total Liabilities	204
Net Assets	$9,586

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        OCTOBER 31, 2008

Strategic Preservation Fund
NET ASSETS:
Paid in capital	$10,038
Accumulated undistributed (distributions in excess of) net investment income	198
Accumulated net realized gains (losses)	(375)
Net unrealized appreciation (depreciation)	(275)
Total Net Assets	$9,586

Net Assets:
Class A	$191
Class C	190
Class R5	96
Select Class	9,109
Total	$9,586

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13
Class C	13
Class R5	7
Select Class	638

Net Asset Value:
Class A — Redemption price per share	$14.25
Class C — Offering price per share (a)	14.19
Class R5 — Offering and redemption price per share	14.31
Select Class — Offering and redemption price per share	14.28
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.81

Cost of investments in non-affiliates	$4,208
Cost of investments in affiliates	5,229
Cost of foreign currency	193

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amounts rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   9

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

Strategic Preservation Fund
INVESTMENT INCOME:
Interest income	$56
Interest income from affiliates	40
Dividend income	51
Dividend income from affiliates (a)	23
Foreign taxes withheld	(3)
Total investment income	167

EXPENSES:
Investment advisory fees	35
Administration fees	6
Distribution fees:
Class A	1
Class C	2
Shareholder servicing fees:
Class A	1
Class C	1
Class R5	— (b)
Select Class	13
Custodian and accounting fees	31
Interest expense	— (b)
Professional fees	77
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	23
Registration and filing fees	6
Transfer agent fees	16
Other	2
Total expenses	214
Less amounts waived	(44)
Less earnings credits	— (b)
Less reimbursements	(103)
Net expenses	67
Net investment income (loss)	100

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(262)
Written options	5
Futures	(47)
Foreign currency transactions	14
Net realized gain (loss)	(290)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(630)
Futures	28
Foreign currency translations	98
Change in net unrealized appreciation (depreciation)	(504)
Net realized/unrealized gains (losses)	(794)
Change in net assets resulting from operations	$(694)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        OCTOBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Strategic Preservation Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$100	$64
Net realized gain (loss)	(290)	(13)
Change in net unrealized appreciation (depreciation)	(504)	229
Change in net assets resulting from operations	(694)	280

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—
Class C
From net investment income	— (b)	—
Class R5
From net investment income	(1)	—
Select Class
From net investment income	(36)	—
Total distributions to shareholders	(38)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,038	5,000

NET ASSETS:
Change in net assets	4,306	5,280
Beginning of period	5,280	—
End of period	$9,586	$5,280
Accumulated undistributed (distributions in excess of) net investment income	$198	$64

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Strategic Preservation Fund
	Year Ended 10/31/2008		Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	1		—
Change in net assets from Class A capital transactions	$1		$200
Class C
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	—	(b)	—
Change in net assets from Class C capital transactions	$—	(b)	$200
Class R5
Proceeds from shares issued	$—		$100
Dividends and distributions reinvested	1		—
Change in net assets from Class R5 capital transactions	$1		$100
Select Class
Proceeds from shares issued	$5,000		$4,500
Dividends and distributions reinvested	36		—
Change in net assets from Select Class capital transactions	$5,036		$4,500

Total change in net assets from capital transactions	$5,038		$5,000

SHARE TRANSACTIONS:
Class A
Issued	—		13
Reinvested	—	(b)	—
Change in Class A Shares	—	(b)	13
Class C
Issued	—		13
Reinvested	—	(b)	—
Change in Class C Shares	—	(b)	13
Class R5
Issued	—		7
Reinvested	—	(b)	—
Change in Class R5 Shares	—	(b)	7
Select Class
Issued	336		300
Reinvested	2		—
Change in Select Class Shares	338		300

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Class A
Year Ended October 31, 2008	$15.82	$0.23	(f)	$(1.71)	$(1.48)	$(0.09)	$14.25
March 30, 2007 (e) through October 31, 2007	15.00	0.17		0.65	0.82	—	15.82

Class C
Year Ended October 31, 2008	15.77	0.15	(f)	(1.70)	(1.55)	(0.03)	14.19
March 30, 2007 (e) through October 31, 2007	15.00	0.13		0.64	0.77	—	15.77

Class R5
Year Ended October 31, 2008	15.86	0.30	(f)	(1.71)	(1.41)	(0.14)	14.31
March 30, 2007 (e) through October 31, 2007	15.00	0.21		0.65	0.86	—	15.86

Select Class
Year Ended October 31, 2008	15.84	0.27	(f)	(1.71)	(1.44)	(0.12)	14.28
March 30, 2007 (e) through October 31, 2007	15.00	0.19		0.65	0.84	—	15.84

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN FUNDS        OCTOBER 31, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
(9.40)%	$191	1.35%	1.50%	3.91%	89%
5.47	211	1.35	1.94	7.39	34

(9.83)	190	1.85	1.00	4.41	89
5.13	210	1.85	1.44	7.89	34

(8.95)	96	0.90	1.95	3.46	89
5.73	106	0.90	2.39	6.94	34

(9.16)	9,109	1.10	1.76	3.61	89
5.60	4,753	1.10	2.19	7.14	34

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on March 30, 2007. Currently the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Effective February 29, 2008, the maximum sales charge incurred on sales of Class A Shares of the Fund changed to 3.75% from 5.25%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

16   JPMORGAN FUNDS        OCTOBER 31, 2008

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$5,698	$200	$(111)
Level 2 — Other significant observable inputs	3,379	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$9,077	$200	$(111)

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Fund may enter into futures contracts as substitutes for securities in which the Fund can invest. The Fund may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

D.  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

OCTOBER 31, 2008        JPMORGAN FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

As of October 31, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

E.  Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Fund writes options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Fund to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Fund to loss only to the extent of the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of October 31, 2008, the Fund had no written options contracts outstanding. Transactions in written options during the year ended October 31, 2008 were as follows (amounts in thousands, except number of contracts):

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2007	—	$—
Options written	12	4
Options expired	(12)	(4)
Options outstanding at October 31, 2008	—	$—

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature

18   JPMORGAN FUNDS        OCTOBER 31, 2008

(i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$72	$(72)

The reclassification for the Fund relates primarily to foreign currency gains or losses, and foreign futures contracts.

K. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

L. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.60% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2008 was approximately $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor did not retain a front-end sales charge or CDSC.

OCTOBER 31, 2008        JPMORGAN FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.35%	1.85%	0.90%	1.10%

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the year ended October 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$35	$6	$3	$44	$103

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2008, the Fund incurred $21 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

20   JPMORGAN FUNDS        OCTOBER 31, 2008

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government	Sales (excluding U.S. Government
$4,875	$2,377

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$9,484	$57	$464	$(407)

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$38	$38

At October 31, 2008 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$262	$(327)	$(381)

For the Fund, the cumulative timing differences primarily consist of mark to market of forward foreign currency contracts and wash sale loss deferrals.

As of October 31, 2008, the Fund had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2015	2016	Total
$4	$323	$327

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

OCTOBER 31, 2008        JPMORGAN FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the year ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

22   JPMORGAN FUNDS        OCTOBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
JPMorgan Trust I and the Shareholders of the JPMorgan Strategic Preservation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Strategic Preservation Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

OCTOBER 31, 2008        JPMORGAN FUNDS   23

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

24   JPMORGAN FUNDS        OCTOBER 31, 2008

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustee
Frankie D. Hughes (1952), Trustee of Trust since 2008.*	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2008        JPMORGAN FUNDS   25

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

26   JPMORGAN FUNDS        OCTOBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$916.30	$6.50	1.35%
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class C
Actual	1,000.00	914.20	8.90	1.85
Hypothetical	1,000.00	1,015.84	9.37	1.85
Class R5
Actual	1,000.00	919.50	4.34	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Select Class
Actual	1,000.00	917.00	5.30	1.10
Hypothetical	1,000.00	1,019.61	5.58	1.10

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2008        JPMORGAN FUNDS   27

Board Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, with respect to the Fund, the Trustees have engaged an independent consultant to similarly review the performance of the Fund, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that

28   JPMORGAN FUNDS        OCTOBER 31, 2008

publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief
Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings. The attention that was given to the benchmark performance and the actions taken as a result of the review of the Fund’s investment performance are summarized below:

The Trustees noted the performance of the one-year period of the Fund as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2008        JPMORGAN FUNDS   29

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $15,000 of ordinary income distributions was treated as qualified dividends.

30   JPMORGAN FUNDS        OCTOBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-STRAT-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan

Funds

JPMorgan International Currency Income Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees	22
Officers	24
Schedule of Shareholder Expenses	25
Board Approval of Investment Advisory Agreement	26

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invests in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN FUNDS   1

JPMorgan International Currency Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$4,874
Primary Benchmark	Barclays Capital Global Aggregate Bond Index (ex-USD) (formerly Lehman Brothers Global Aggregate Bond Index (ex–USD))

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Currency Income Fund, which seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies,* returned –8.52%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –4.35% return for the Barclays Capital Global Aggregate Index (ex-USD) (formerly the Lehman Brothers Global Aggregate Bond Index (ex-USD)) for the same period.

Q:WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to an overweight position in spread sector securities including investment grade corporates and mortgage-backed securities. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. In general, the 12 month period was one of the most challenging times fixed income capital markets have faced, characterized by high volatility in spreads, yield curves (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time), and rate expectations. As investors off-loaded riskier assets for government bonds, bond yields plummeted and the market witnessed a classic flight-to-quality environment. Precipitous widening in swap and mortgage spreads, along with other credit spreads caused market liquidity to rapidly shrink. Almost every issuer and sector, regardless of actual sub-prime exposure, was affected. Our strategy to remain overweight in spread sector securities was negatively impacted by spreads drifting wider, as worries about economic weakness and de-leveraging put severe pressure on prices.

In currency, two key themes were the predominant drivers of performance. The first was a carry unwind trend and the second related to the recovery of the U.S. dollar. The carry unwind trend refers to currency carry trades that are closed by market participants. A currency carry trade is where an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. This strategy attempts to capture the difference between the two rates. We reflected these views by remaining short on the Japanese yen and Swiss franc against Pan-European currencies, and short on commodity currencies against the U.S. dollar, both of which helped performance.

On the positive side, the Fund benefited from interest rate and country spread decisions. Country spread decisions are when the Fund takes opposite positions (i.e. a long position in one country and a short position in another) to reflect the team’s views on particular bond markets. The end of 2007 saw a period of central bank easing and an overall flight-to-quality environment. The Fund was positioned strategically to benefit from this theme, as yields across the globe fell. The Fund’s yield-curve positioning bias in the U.K. and Europe added to performance along with long-duration exposure (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) in Japan. We opportunistically added to an underweight in European duration, which also helped performance during the year.

Q:	HOW WAS THE FUND MANAGED?

A:	We added to the Fund’s allocation in core international government bonds over the year by implementing yield-curve strategies in both the U.K. and Europe. Furthermore, we anticipated more aggressive interest rate cuts in the U.K. and added to duration on the short end. We added to Japan and remained long in duration. As fundamentals continued to deteriorate in spread products, the Fund began to exit less favorable positions in international government bonds.

PORTFOLIO COMPOSITION BY SECURITY TYPE***

Foreign Government Securities	83.8%
Corporate Bonds	11.0
Supranational	4.0
Collateralized Mortgage Obligations	0.8
Short-Term Investment	0.4

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	25.5%
Germany	20.2
United Kingdom	9.9
Netherlands	8.5
France	5.4
Denmark	4.2
Italy	4.1
Supranational	4.0
Canada	3.7
United States	2.7
Belgium	2.7
Sweden	2.7
Spain	1.9
Greece	1.7
Hungary	1.0
Others (each less than 1.0%)	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(8.76)%	(1.83)%
With Sales Charge*		(12.16)	(4.17)
CLASS C SHARES	3/30/07
Without CDSC		(9.28)	(2.37)
With CDSC**		(10.28)	(2.37)
CLASS R5 SHARES	3/30/07	(8.32)	(1.41)
SELECT CLASS SHARES	3/30/07	(8.52)	(1.58)

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund and the Barclays Capital Global Aggregate Bond Index (ex-USD) from March 30, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Global Aggregate Bond Index (ex-USD) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The Barclays Capital Global Aggregate Bond Index (ex-USD) provides a broad-based measure of the global investment-grade fixed-income markets. The Barclays Capital Global Aggregate Bond Index (ex-USD) excludes the U.S. Dollar denominated components of the Barclays Capital Global Aggregate Index. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN FUNDS   3

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in U.S. dollars unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 92.9%
	Collateralized Mortgage Obligation — 0.7%
	Non-Agency CMO — 0.7%
	United States — 0.7%
65	Indymac Index Mortgage Loan Trust, Series 2006 - AR6, Class 2A1A, VAR, 3.46%, 09/25/19 (i) (Cost $65)	36
	Corporate Bonds — 10.3%
	Cayman Islands — 0.2%
35	XL Capital Ltd., VAR, 6.50%, 04/15/17 (m)(x)	10
	Denmark — 3.9%
EUR 150	Nykredit Realkredit A/S, 4.00%, 01/01/12 (m)	191
	France — 0.3%
EUR 17	Gecina S.A., 4.88%, 01/25/12 (m)	15
	Netherlands — 0.3%
GBP 15	Siemens Financieringsmaatschappij N.V., VAR, 6.13%, 09/14/16 (m)	16
	United Kingdom — 4.1%
GBP 125	Network Rail MTN Finance plc, 4.88%, 03/06/09 (m)	202
	United States — 1.5%
EUR 30	CL Capital Trust I, 7.05%, 04/26/12 (m)(x)	32
EUR 25	Goldman Sachs Group, Inc. (The), 4.00%, 02/02/15 (m)	24
25	Lincoln National Corp., VAR, 7.00%, 05/17/16 (m)	12
		68
	Total Corporate Bonds (Cost $630)	502
	Foreign Government Securities — 78.2%
	Australia — 0.4%
AUD 33	New South Wales Treasury Corp., 5.50%, 03/01/17 (m)	22
	Belgium — 2.5%
EUR 100	Government of Belgium, 4.00%, 03/28/18 (m)	121
	Canada — 3.5%
	Government of Canada,
CAD 100	3.75%, 06/01/12 (m)	86
CAD 40	4.00%, 06/01/16 (m)	34
CAD 50	5.75%, 06/01/33 (m)	50
		170
	France — 4.7%
	Government of France,
EUR 80	4.00%, 04/25/09 (m)	102
EUR 99	4.75%, 04/25/35 (m)	127
		229
	Germany — 18.9%
	Bundesrepublik Deutschland,
EUR 6	4.00%, 10/11/13 (m)	8
EUR 521	4.25%, 01/04/14 (m)	693
EUR 95	4.25%, 07/04/18 (m)	124
EUR 67	5.50%, 01/04/31 (m)	95
		920
	Greece — 1.6%
EUR 60	Hellenic Republic of Greece, 5.90%, 10/22/22 (m)	79
	Hungary — 0.9%
EUR 50	Republic of Hungary, 4.38%, 07/04/17 (m)	45
	Italy — 3.9%
	Buoni Poliennali Del Tesoro,
EUR 140	4.00%, 02/01/17 (m)	168
EUR 19	4.00%, 02/01/37 (m)	20
		188
	Japan — 23.8%
	Government of Japan,
JPY 9,000	1.20%, 03/20/12 (m)	93
JPY 29,000	1.30%, 03/20/15 (m)	299
JPY 18,500	1.50%, 09/20/18 (m)	188
JPY 11,000	1.70%, 12/20/16 (m)	116
JPY 10,500	1.70%, 09/20/17 (m)	110
JPY 4,600	1.80%, 06/20/18 (m)	48
JPY 10,000	2.10%, 09/20/24 (m)	103
JPY 20,000	2.10%, 12/20/26 (m)	203
		1,160
	Mexico — 0.3%
MXN 200	United Mexican States, 8.00%, 12/19/13 (m)	15
	Netherlands — 7.6%
JPY 17,000	Bank Nederlandse Gemeenten, 1.85%, 11/07/16 (m)	179
EUR 150	Kingdom of Netherlands, 3.75%, 07/15/09 (m)	192
		371
	Poland — 0.8%
PLN 110	Government of Poland, 4.25%, 05/24/11 (m)	37
	Spain — 1.7%
EUR 63	Kingdom of Spain, 5.40%, 07/30/11 (m)	84
	Sweden — 2.5%
SEK 870	Kingdom of Sweden, 5.50%, 10/08/12 (m)	122
	United Kingdom — 5.1%
	United Kingdom Treasury Gilt,
GBP 45	4.50%, 12/07/42 (m)	72
GBP 15	4.75%, 12/07/38 (m)	25

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United Kingdom — Continued
GBP 90	5.00%, 03/07/18 (m)	150
		247
	Total Foreign Government Securities (Cost $3,928)	3,810
	Supranational — 3.7%
	European Investment Bank,
GBP 30	4.75%, 06/06/12 (m)	49
EUR 100	5.63%, 10/15/10 (m)	132
	Total Supranational (Cost $195)	181
	Total Long-Term Investments (Cost $4,818)	4,529
Short-Term Investment — 0.4%
	U.S. Treasury Obligation — 0.4%
19	U.S. Treasury Bill, Zero Coupon, 04/23/09 (k)(m)(n) (Cost $19)	19
	Total Investments — 93.3% (Cost $4,837)	4,548
	Other Assets in Excess of Liabilities — 6.7%	326
	NET ASSETS — 100.0%	4,874

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	EuroSchatz	12/08/08	1,621	13
1	2 Year U.S. Treasury Note	12/31/08	215	—	(h)
1	Euroyen	06/15/09	252	2
	Short Futures Outstanding
(1)	EuroBobl	12/08/08	(143)	—	(h)
(3)	5 Year U.S. Treasury Note	12/31/08	(340)	(2)
				13

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
73,393	AUD	11/26/08	50		49		(1)
13,040	AUD
9,893	for CHF	11/26/08	9	#	9	#	— (h)
14,473	AUD
1,007,634	for JPY	11/26/08	10	#	9	#	(1)
11,848	AUD
60,686	for SEK	11/26/08	8	#	8	#	— (h)
133,276	CHF	11/26/08	118		115		(3)
64,888	CHF
42,598	for EUR	11/26/08	54	#	56	#	2
190,450	DKK	11/26/08	34		32		(2)
17,078	EUR
32,647	for AUD	11/26/08	22	#	22	#	— (h)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   5

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in U.S. dollars unless otherwise noted)
(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
37,709	EUR
54,124	for CHF	11/26/08	47	#	48	#	1
75,113	EUR
9,312,242	for JPY	11/26/08	95	#	96	#	1
4,811	GBP	11/26/08	9		8		(1)
11,980	GBP
15,404	for EUR	11/26/08	19	#	19	#	—	(h)
7,552	GBP
1,183,775	for JPY	11/26/08	12	#	12	#	—	(h)
41,303,228	JPY	11/26/08	418		420		2
1,841,577	JPY
20,581	for CAD	11/26/08	17	#	19	#	2
5,912,016	JPY
48,321	for EUR	11/26/08	61	#	60	#	(1)
1,452,143	JPY
8,110	for GBP	11/26/08	13	#	15	#	2
88,191	MXN	11/26/08	7		7		—	(h)
949,969	NOK	11/26/08	144		141		(3)
9,100	NZD	11/26/08	5		5		—	(h)
215,994	PLN	11/26/08	71		78		7
19,246	SGD	11/26/08	13		13		—	(h)
139,055	ZAR	11/26/08	13		14		1
			1,249		1,255		6

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
10,235	CAD	11/26/08	9	9	—	(h)
9,607	CHF	11/26/08	8	8	—	(h)
323,882	EUR	11/26/08	424	412	12
42,398	GBP	11/26/08	72	68	4
9,589,046	JPY	11/26/08	98	97	1
70,218	NOK	11/26/08	10	10	—	(h)
268,722	PLN	11/26/08	101	97	4
613,530	SEK	11/26/08	81	79	2
			803	780	23

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/08 of the currency being sold, and the value at 10/31/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        OCTOBER 31, 2008

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

DKK—	Danish Krone

EUR—	Euro

GBP—	British Pound

JPY—	Japanese Yen

MXN—	Mexican Peso

NOK—	Norwegian Krone

NZD—	New Zealand dollar

PLN—	Polish Zloty

SEK—	Swedish Krona

SGD—	Singapore Dollar

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2008.

ZAR—	South African Rand

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	International Currency Income Fund
ASSETS:
Investments, at value	$4,548
Cash	146
Foreign currency, at value	82
Receivables:
Investment securities sold	82
Interest and dividends	77
Variation margin on futures contracts	1
Unrealized appreciation on forward foreign currency exchange contracts	41
Due from Advisor	4
Total Assets	4,981
LIABILITIES:
Payables:
Investment securities purchased	27
Unrealized depreciation on forward foreign currency exchange contracts	12
Accrued liabilities:
Shareholder servicing fees	—	(b)
Distribution fees	—	(b)
Custodian and accounting fees	8
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	60
Total Liabilities	107
Net Assets	$4,874
NET ASSETS:
Paid in capital	$5,225
Accumulated undistributed (distributions in excess of) net investment income	113
Accumulated net realized gains (losses)	(206)
Net unrealized appreciation (depreciation)	(258)
Total Net Assets	$4,874
Net Assets:
Class A	$194
Class C	193
Class R5	98
Select Class	4,389
Total	$4,874
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21
Class C	21
Class R5	10
Select Class	470
Net Asset Value:
Class A — Redemption price per share	$9.34
Class C — Offering price per share (a)	9.32
Class R5 — Offering and redemption price per share	9.35
Select Class — Offering and redemption price per share	9.34
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.70
Cost of investments	$4,837
Cost of foreign currency	82

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        OCTOBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

International Currency Income Fund
INVESTMENT INCOME:
Interest income	$209
Interest income from affiliates	5
Total investment income	214

EXPENSES:
Investment advisory fees	30
Administration fees	6
Distribution fees:
Class A	1
Class C	2
Shareholder servicing fees:
Class A	1
Class C	1
Class R5	— (a)
Select Class	12
Custodian and accounting fees	24
Interest expense	— (a)
Professional fees	73
Trustees’ and Chief Compliance Officer’s fees	— (a)
Printing and mailing costs	17
Registration and filing fees	5
Transfer agent fees	14
Other	1
Total expenses	187
Less amounts waived	(44)
Less earnings credits	— (a)
Less expense reimbursements	(91)
Net expenses	52
Net investment income (loss)	162

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(145)
Futures	(102)
Foreign currency transactions	179
Net realized gain (loss)	(68)
Change in net unrealized appreciation (depreciation) of:
Investments	(580)
Futures	10
Foreign currency translations	24
Change in net unrealized appreciation (depreciation)	(546)
Net realized/unrealized gains (losses)	(614)
Change in net assets resulting from operations	$(452)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Currency Income Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$162	$100
Net realized gain (loss)	(68)	(62)
Change in net unrealized appreciation (depreciation)	(546)	288
Change in net assets resulting from operations	(452)	326

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7)	(1)
Class C
From net investment income	(6)	(1)
Class R5
From net investment income	(4)	(1)
Select Class
From net investment income	(177)	(28)
Total distributions to shareholders	(194)	(31)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	194	5,031

NET ASSETS:
Change in net assets	(452)	5,326
Beginning of period	5,326	—
End of period	$4,874	$5,326
Accumulated undistributed (distributions in excess of) net investment income	$113	$31

(a)	Commencement of operations was March 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        OCTOBER 31, 2008

	International Currency Income Fund
	Year Ended 10/31/2008		Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	7		1
Change in net assets from Class A capital transactions	$7		$201
Class C
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	6		1
Change in net assets from Class C capital transactions	$6		$201
Class R5
Proceeds from shares issued	$—		$100
Dividends and distributions reinvested	4		1
Change in net assets from Class R5 capital transactions	$4		$101
Select Class
Proceeds from shares issued	$—		$4,500
Dividends and distributions reinvested	177		28
Change in net assets from Select Class capital transactions	$177		$4,528
Total change in net assets from capital transactions	$194		$5,031

SHARE TRANSACTIONS:
Class A
Issued	—		20
Reinvested	1		—	(b)
Change in Class A Shares	1		20
Class C
Issued	—		20
Reinvested	1		—	(b)
Change in Class C Shares	1		20
Class R5
Issued	—		10
Reinvested	—	(b)	—	(b)
Change in Class R5 Shares	—	(b)	10
Select Class
Issued	—		450
Reinvested	17		3
Change in Select Class Shares	17		453

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Class A
Year Ended October 31, 2008	$10.58	$0.30	$(1.18)	$(0.88)	$(0.36)	$9.34
March 30, 2007 (e) through October 31, 2007	10.00	0.19	0.45	0.64	(0.06)	10.58

Class C
Year Ended October 31, 2008	10.56	0.23	(1.18)	(0.95)	(0.29)	9.32
March 30, 2007 (e) through October 31, 2007	10.00	0.16	0.45	0.61	(0.05)	10.56

Class R5
Year Ended October 31, 2008	10.59	0.33	(1.17)	(0.84)	(0.40)	9.35
March 30, 2007 (e) through October 31, 2007	10.00	0.21	0.45	0.66	(0.07)	10.59

Select Class
Year Ended October 31, 2008	10.59	0.32	(1.18)	(0.86)	(0.39)	9.34
March 30, 2007 (e) through October 31, 2007	10.00	0.20	0.45	0.65	(0.06)	10.59

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN FUNDS        OCTOBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(8.66)%	$194	1.14%	2.80%	3.62%	68%
6.43	213	1.25	3.16	7.55	56

(9.28)	193	1.75	2.09	4.09	68
6.10	212	1.75	2.66	8.05	56

(8.32)	98	0.80	3.13	3.17	68
6.64	107	0.80	3.61	7.10	56

(8.52)	4,389	0.89	3.05	3.37	68
6.60	4,794	1.00	3.41	7.30	56

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
International Currency Income Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on March 30, 2007. Currently the Fund is not publicly offered for investment.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14   JPMORGAN FUNDS        OCTOBER 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$—	$56	$(14)
Level 2 — Other significant observable inputs	4,548	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$4,548	$56	$(14)

*	Other financial instruments may include futures, forwards and swap contracts.

B. Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2008 (amounts in thousands):

Value	Percentage
$36	0.74%

C. Futures Contracts — The Fund may enter into futures contracts as substitutes for securities in which the Fund can invest. The Fund may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into non-deliverable forwards (obligations to deliver in U.S. dollars the difference between the prevailing market rate for the reference currency and the agreed upon exchange rate). The Fund may also enter into forward foreign

OCTOBER 31, 2008        JPMORGAN FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of October 31, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — The Fund is treated as separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Paid in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain(Loss) on Investments
$—	$114	$(114)

The reclassifications for the Fund relate primarily to differences in character for tax purposes of foreign currency gains and losses and foreign futures contracts.

K. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

L. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective

16   JPMORGAN FUNDS        OCTOBER 31, 2008

Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the year ended October 31, 2008, the Fund did not invest in any money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

OCTOBER 31, 2008        JPMORGAN FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A		Class C	Class R5	Select Class
1.10	%*	1.75%	0.80%	0.85	%**

*	Prior to February 29, 2008, the contractual expense limitation was 1.25%.

**	Prior to February 29, 2008, the contractual expense limitation was 1.00%.

The contractual expense limitation agreements were in effect for the period ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the year ended October 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$30	$6	$8	$44	$91

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,602	$3,503

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

18   JPMORGAN FUNDS        OCTOBER 31, 2008

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,848	$191	$491	$(300)

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows (amount in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$194	$194

The tax character of distributions paid during the period ended October 31, 2007, was as follows (amount in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$31	$31

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$144	$(197)	$(297)

For the Fund, the cumulative timing differences primarily consist of wash sales, mark to market of futures, forward foreign currency contracts and deferred compensation.

As of October 31, 2008, the Fund had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2015	2016	Total
$13	$184	$197

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the year then ended.

OCTOBER 31, 2008        JPMORGAN FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2008, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2008, the Fund invested approximately 25.5% and 20.2% of its total investments in Japan and Germany, respectively.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

20   JPMORGAN FUNDS        OCTOBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
JPMorgan Trust I and the Shareholders of the JPMorgan International Currency Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Currency Income Fund (a separate Fund of JPMorgan Trust I)(hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

OCTOBER 31, 2008        JPMORGAN FUNDS   21

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

22   JPMORGAN FUNDS        OCTOBER 31, 2008

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2008        JPMORGAN FUNDS   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

24   JPMORGAN FUNDS        OCTOBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$869.50	$5.17	1.10%
Hypothetical	1,000.00	1,019.61	5.58	1.10
Class C
Actual	1,000.00	865.90	8.21	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R5
Actual	1,000.00	870.20	3.76	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	869.80	4.00	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2008        JPMORGAN FUNDS   25

Board Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous

26   JPMORGAN FUNDS        OCTOBER 31, 2008

assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief
Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The determination made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the International Currency Income Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2008        JPMORGAN FUNDS   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-INTLCUR-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan

Funds

JPMorgan Global Focus Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Trustees	24
Officers	26
Schedule of Shareholder Expenses	27
Board Approval of Investment Advisory Agreement	28
Tax Letter	31

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invests in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtainedfrom sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 5, 2008        JPMORGAN FUNDS   1

JPMorgan Global Focus Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$1,693
Primary Benchmark	Morgan Stanley Capital International (MSCI) World Index

Q:  HOW DID THE FUND PERFORM?

A:	The JPMorgan Global Focus Fund, which seeks to provide long-term capital growth by investing in a portfolio of equity securities of companies in developed and emerging markets,* returned –48.89%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –41.85% return for the MSCI World Index for the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due in part to stock selection in the basic industries, energy and utility sectors. From a regional perspective, stock selection in Continental Europe weighed on returns. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

At the individual stock level, International Power plc, a U.K.-based power producer, detracted from performance. The company’s shares fell as plant shutdowns continued to negatively impact earnings. In addition, investors were concerned about the possibility of power prices falling, potential costs associated with carbon emissions and the company’s ability to pursue its expansion plans in the midst of the current credit crisis. Premier Foods, a U.K. bread maker and food manufacturer, also hurt returns. Higher input prices, such as wheat, combined with the company’s heavy debt burden forced it to raise prices and cut dividends to shareholders. Schering-Plough, a U.S. pharmaceutical company, hindered performance. The stock fell throughout the period, as unfavorable studies and safety concerns about the drugs Vytorin and Zetia continued to have a negative impact on sales. In particular, reports stated that Vytorin may be no more effective than statins currently on the market and potentially cause significant liver problems.

On the positive side, stock selection in the transport services/consumer cyclical and telecommunication sectors benefited returns. Regionally, stock selection in Pacific ex- Japan had a positive impact on relative returns. At the individual stock level, Norfolk Southern Corp., a U.S. rail transport company, contributed to performance. Recent demand for railway transportation of coal, metal and agricultural products gained momentum, as firms shifted to transporting their goods by rail. China Merchants Bank, a Chinese bank that lends primarily to small and medium-sized firms, also helped returns. The stock bounced back in mid-2008, as the company announced that profits remained strong. Koninklijke KPN NV, a Dutch telecommunication service provider, aided performance. Though down over the 12-month period, the stock held up much better than the broader telecommunication market. Management continued to launch new services, such as digital TV and voice-over-internet protocol services, in order to offset the decline in its traditional phone service unit, while aggressively cutting costs.

Q:  HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund, which is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts aimed to identify “focus” stocks in each sector. We defined focus stocks as those with strong valuation signals, significant profit growth potential and an identifiable catalyst to unlock that potential. The Fund was constructed on a bottom-up basis, investing in the most attractive “focus” names globally.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Merck & Co., Inc.	3.3%
2.	Roche Holding AG (Switzerland)	2.8
3.	C.R. Bard, Inc.	2.5
4.	Bayer AG (Germany)	2.5
5.	Japan Tobacco, Inc. (Japan)	2.4
6.	Bank of America Corp.	2.4
7.	Koninklijke KPN N.V. (Netherlands)	2.3
8.	Norfolk Southern Corp.	2.3
9.	Intercell AG (Austria)	2.2
10.	Microsoft Corp.	2.2

PORTFOLIO COMPOSITION BY COUNTRY***

United States	41.5%
United Kingdom	13.6
Japan	9.8
France	8.9
Germany	5.6
Switzerland	3.6
Hong Kong	2.7
China	2.7
Austria	2.6
Netherlands	2.4
Italy	1.4
Greece	1.3
South Africa	1.2
Australia	1.2
Others (each less than 1.0%)	1.5

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(49.02)%	(30.36)%
With Sales Charge*		(51.71)	(32.68)
CLASS C SHARES	3/30/07
Without CDSC		(49.29)	(30.69)
With CDSC**		(50.29)	(30.69)
CLASS R5 SHARES	3/30/07	(48.82)	(30.04)
SELECT CLASS SHARES	3/30/07	(48.89)	(30.17)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund and the MSCI World Index from March 30, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN FUNDS   3

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.4%
	Common Stocks — 96.4%
	Australia — 1.1%
1	InterOil Corp. (a) (m)	19
	Austria — 2.5%
1	Intercell AG (a) (m)	37
— (h)	Schoeller-Bleckmann Oilfield Equipment AG (m)	5
		42
	China — 2.6%
28	Belle International Holdings Ltd. (m)	13
30	China Construction Bank Corp., Class H	15
17	Parkson Retail Group Ltd. (m)	16
		44
	France — 8.6%
1	Bouygues (m)	26
1	Compagnie Generale des Etablissements Michelin, Class B (m)	31
1	GDF Suez (m)	28
2	Rhodia S.A. (m)	18
— (h)	Societe Generale (m)	16
1	Sodexo (m)	26
		145
	Germany — 5.4%
1	Bayer AG (m)	40
— (h)	E.ON AG (m)	17
1	Lanxess AG (m)	14
— (h)	Wincor Nixdorf AG (m)	21
		92
	Greece — 1.2%
4	Corinth Pipeworks S.A. (a) (m)	8
3	Sidenor Steel Products Manufacturing Co. S.A. (m)	13
		21
	Hong Kong — 2.6%
9	Hengan International Group Co. Ltd. (m)	25
30	Huabao International Holdings Ltd. (m)	19
		44
	India — 0.9%
1	Reliance Capital Ltd., ADR (m)	15
	Italy — 1.4%
6	Intesa Sanpaolo S.p.A. (m)	23
	Japan — 9.4%
— (h)	Japan Tobacco, Inc. (m)	39
2	Mitsubishi Corp. (m)	27
3	Mitsubishi Electric Corp. (m)	19
— (h)	Nintendo Co., Ltd. (m)	32
1	Shiseido Co., Ltd. (m)	21
1	Yakult Honsha Co., Ltd. (m)	22
		160
	Netherlands — 2.4%
3	Koninklijke KPN N.V. (m)	38
3	Vimetco N.V., GDR (a) (m)	2
		40
	Russia — 0.0% (g)
— (h)	Magnitogorsk Iron & Steel Works, GDR (m)	—	(h)
	South Africa — 1.1%
7	African Bank Investments Ltd. (m)	19
	Switzerland — 3.5%
— (h)	Credit Suisse Group AG (m)	13
— (h)	Roche Holding AG (m)	46
		59
	United Arab Emirates — 0.5%
4	Lamprell plc (m)	9
	United Kingdom — 13.1%
14	Afren plc (a) (m)	11
25	Aricom plc (a) (m)	5
3	BAE Systems plc (m)	17
9	Beazley Group plc (m)	16
2	Cadbury plc (m)	14
2	Hikma Pharmaceuticals plc (m)	9
1	Imperial Tobacco Group plc (m)	28
2	Intercontinental Hotels Group plc (m)	13
9	International Power plc (m)	32
4	Man Group plc (m)	22
3	Shire Ltd. (m)	35
7	TUI Travel plc (m)	20
		222
	United States — 40.1%
1	Abbott Laboratories (m)	29
2	Bank of America Corp. (m)	39
— (h)	C.R. Bard, Inc. (m)	41
— (h)	Celgene Corp. (a) (m)	26
3	Corning, Inc. (m)	34
— (h)	General Mills, Inc. (m)	30
— (h)	Gilead Sciences, Inc. (a) (m)	22
— (h)	Goldman Sachs Group, Inc. (The) (m)	16
1	Hewlett-Packard Co.	26
2	Johnson Controls, Inc. (m)	27

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Common Stocks — Continued
	United States — 40.1%
1	Lam Research Corp. (a) (m)	14
2	Merck & Co., Inc. (m)	54
2	Microsoft Corp. (m)	35
1	Morgan Stanley (m)	14
3	News Corp., Class B (m)	29
— (h)	Nike, Inc., Class B (m)	25
1	Norfolk Southern Corp. (m)	37
— (h)	PACCAR, Inc. (m)	13
1	Paychex, Inc. (m)	17
1	Staples, Inc. (m)	25
1	SYSCO Corp. (m)	34
2	TD AMERITRADE Holding Corp. (a) (m)	25
1	Walt Disney Co. (The) (m)	32
1	Xilinx, Inc. (m)	20
— (h)	Zions Bancorp (m)	14
		678
	Total Investments — 96.4% (Cost $2,312)	1,632
	Other Assets in Excess of Liabilities — 3.6%	61
	NET ASSETS — 100.0%	$1,693

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	13.1%
Capital Markets	5.5
Biotechnology	5.2
Diversified Financial Services	4.4
Commercial Banks	4.2
Software	4.1
Tobacco	4.1
Food Products	4.1
Media	3.7
Hotels, Restaurants & Leisure	3.6
Auto Components	3.5
Chemicals	3.2
Computers & Peripherals	2.9
Personal Products	2.8
Health Care Equipment & Supplies	2.5
Specialty Retail	2.3
Diversified Telecommunication Services	2.3
Road & Rail	2.3
Food & Staples Retailing	2.1
Communications Equipment	2.1
Semiconductors & Semiconductor Equipment	2.1
Independent Power Producers & Energy Traders	1.9
Oil, Gas & Consumable Fuels	1.8
Metals & Mining	1.7
Multi-Utilities	1.7
Trading Companies & Distributors	1.6
Construction & Engineering	1.6
Textiles, Apparel & Luxury Goods	1.5
Electrical Equipment	1.1
Aerospace & Defense	1.1
IT Services	1.0
Electric Utilities	1.0
Insurance	1.0
Multiline Retail	1.0
Others (each less than 1.0%)	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   5

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini S&P 500	12/19/08	$48	$4

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
11,208	EUR
18,119	for CAD	12/09/08	$15	#	$14	#	$(1)
14,534	EUR
1,982,147	for JPY	12/09/08	20	#	18	#	(2)
7,162	GBP
95,786	for HKD	12/09/08	12	#	11	#	(1)
74,307	AUD	12/09/08	60		49		(11)
125,063	CAD	12/09/08	117		104		(13)
110,915	CHF	12/09/08	99		96		(3)
53,341	DKK	12/09/08	10		9		(1)
138,697	EUR	12/09/08	190		177		(13)
104,945	GBP	12/09/08	186		169		(17)
333,625	HKD	12/09/08	43		43		— (h)
11,695,247	JPY	12/09/08	111		119		8
93,642	NOK	12/09/08	16		14		(2)
196,528	SEK	12/09/08	29		25		(4)
22,517	SGD	12/09/08	16		15		(1)
			$924		$863		$(61)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
34,049	AUD	12/09/08	$28	$23	$5
31,408	CAD	12/09/08	29	26	3
104,388	CHF	12/09/08	93	90	3
238,931	EUR	12/09/08	338	304	34
148,884	GBP	12/09/08	257	239	18
654,966	HKD	12/09/08	84	85	(1)
6,632,449	JPY	12/09/08	63	67	(4)
			$892	$834	$58

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/08 of the currency being sold, and the value at 10/31/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        OCTOBER 31, 2008

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

ADR—	American Depositary Receipt

GDR—	Global Depositary Receipt

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

DKK—	Danish Krone

EUR—	Euro

GBP—	British Pound

HKD—	Hong Kong Dollar

JPY—	Japanese Yen

NOK—	Norwegian Krone

SEK—	Swedish Krona

SGD—	Singapore Dollar

(a)—	Non-income producing security.

(g)—	Amount rounds to less than 0.01%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $883,000 and 54.1%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Global Focus Fund
ASSETS:
Investments, at value	$1,632
Cash	144
Foreign currency, at value	1
Deposits with broker for futures contracts	10
Receivables:
Investment securities sold	81
Interest and dividends	3
Tax reclaims	1
Variation margin on futures contracts	—	(b)
Unrealized appreciation on forward foreign currency exchange contracts	71
Due from Advisor	7
Total Assets	1,950

LIABILITIES:
Payables:
Investment securities purchased	120
Unrealized depreciation on forward foreign currency exchange contracts	74
Accrued liabilities:
Shareholder servicing fees	—	(b)
Distribution fees	—	(b)
Custodian and accounting fees	15
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	48
Total Liabilities	257
Net Assets	$1,693

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        OCTOBER 31, 2008

Global Focus Fund
NET ASSETS:
Paid in capital	$3,083
Accumulated undistributed (distributions in excess of) net investment income	32
Accumulated net realized gains (losses)	(743)
Net unrealized appreciation (depreciation)	(679)
Total Net Assets	$1,693

Net Assets:
Class A	$112
Class C	112
Class R5	57
Select Class	1,412
Total	$1,693

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14
Class C	14
Class R5	7
Select Class	171

Net Asset Value:
Class A — Redemption price per share	$8.22
Class C — Offering price per share (a)	8.17
Class R5 — Offering and redemption price per share	8.25
Select Class — Offering and redemption price per share	8.24
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.68

Cost of investments	$2,312
Cost of foreign currency	1

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   9

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

Global Focus Fund
INVESTMENT INCOME:
Dividend income	$66
Interest income from affiliates	3
Foreign taxes withheld	(4)
Total investment income	65

EXPENSES:
Investment advisory fees	22
Administration fees	3
Distribution fees:
Class A	1
Class C	1
Shareholder servicing fees:
Class A	1
Class C	— (a)
Class R5	— (a)
Select Class	6
Custodian and accounting fees	53
Professional fees	48
Trustees’ and Chief Compliance Officer’s fees	— (a)
Printing and mailing costs	25
Registration and filing fees	5
Transfer agent fees	14
Other	2
Total expenses	181
Less amounts waived	(26)
Less earnings credits	— (a)
Less expense reimbursements	(121)
Net expenses	34
Net investment income (loss)	31

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(698)
Futures	(23)
Foreign currency transactions	(5)
Net realized gain (loss)	(726)
Change in net unrealized appreciation (depreciation) of:
Investments	(933)
Futures	4
Foreign currency translations	1
Change in net unrealized appreciation (depreciation)	(928)
Net realized/unrealized gains (losses)	(1,654)
Change in net assets resulting from operations	$(1,623)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        OCTOBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Focus Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31	$18
Net realized gain (loss)	(726)	49
Change in net unrealized appreciation (depreciation)	(928)	249
Change in net assets resulting from operations	(1,623)	316

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (b)	—
From net realized gains	(5)	—
Class C
From net investment income	—	—
From net realized gains	(5)	—
Class R5
From net investment income	(1)	—
From net realized gains	(2)	—
Select Class
From net investment income	(9)	—
From net realized gains	(62)	—
Total distributions to shareholders	(84)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	84	3,000

NET ASSETS:
Change in net assets	(1,623)	3,316
Beginning of period	3,316	—
End of period	$1,693	$3,316
Accumulated undistributed (distributions in excess of) net investment income	$32	$9

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Focus Fund
	Year Ended 10/31/2008		Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	5		—
Change in net assets from Class A capital transactions	$5		$200
Class C
Proceeds from shares issued	$—		$200
Dividends and distributions reinvested	5		—
Change in net assets from Class C capital transactions	$5		$200
Class R5
Proceeds from shares issued	$—		$100
Dividends and distributions reinvested	3		—
Change in net assets from Class R5 capital transactions	$3		$100
Select Class
Proceeds from shares issued	$—		$2,500
Dividends and distributions reinvested	71		—
Change in net assets from Select Class capital transactions	$71		$2,500

Total change in net assets from capital transactions	$84		$3,000

SHARE TRANSACTIONS:
Class A
Issued	—		13
Reinvested	1		—
Change in Class A Shares	1		13
Class C
Issued	—		13
Reinvested	1		—
Change in Class C Shares	1		13
Class R5
Issued	—		7
Reinvested	—	(b)	—
Change in Class R5 Shares	—	(b)	7
Select Class
Issued	—		167
Reinvested	4		—
Change in Select Class Shares	4		167

(a)	Commencement of operations was March 30, 2007.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class A
Year Ended October 31, 2008	$16.56	$0.12	$(8.07)	$(7.95)	$(0.02)	$(0.37)	$(0.39)
March 30, 2007(e) through October 31, 2007	15.00	0.07	1.49	1.56	—	—	—

Class C
Year Ended October 31, 2008	16.51	0.06	(8.03)	(7.97)	—	(0.37)	(0.37)
March 30, 2007(e) through October 31, 2007	15.00	0.03	1.48	1.51	—	—	—

Class R5
Year Ended October 31, 2008	16.60	0.18	(8.08)	(7.90)	(0.08)	(0.37)	(0.45)
March 30, 2007(e) through October 31, 2007	15.00	0.11	1.49	1.60	—	—	—

Select Class
Year Ended October 31, 2008	16.58	0.16	(8.08)	(7.92)	(0.05)	(0.37)	(0.42)
March 30, 2007(e) through October 31, 2007	15.00	0.10	1.48	1.58	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN FUNDS        OCTOBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$8.22	(49.02)%	$112	1.45%	0.97%	6.94%	264%
16.56	10.40	221	1.45	0.80	11.93	135

8.17	(49.26)	112	1.95	0.47	7.44	264
16.51	10.07	220	1.95	0.30	12.43	135

8.25	(48.79)	57	1.00	1.42	6.48	264
16.60	10.67	111	1.00	1.25	11.48	135

8.24	(48.86)	1,412	1.20	1.22	6.69	264
16.58	10.53	2,764	1.20	1.05	11.68	135

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Global Focus Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on March 30, 2007. Currently the Fund is not publicly offered for investment.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

16   JPMORGAN FUNDS        OCTOBER 31, 2008

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$697	$75	$(74)
Level 2 — Other significant observable inputs	935	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,632	$75	$(74)

*	Other financial instruments may include futures, forwards and swap contracts.

B. Futures Contracts — The Fund may enter into futures contracts as substitutes for securities in which the Fund can invest. The Fund may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

D. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

OCTOBER 31, 2008        JPMORGAN FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

As of October 31, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$2	$(2)

The reclassifications for the Fund relate primarily to foreign currency gains or losses and passive foreign investment company gains and losses.

J. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

18   JPMORGAN FUNDS        OCTOBER 31, 2008

K. Recent Accounting Pronouncements —In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.80% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the year ended October 31, 2008, the Fund did not invest in any money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

OCTOBER 31, 2008        JPMORGAN FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.45%	1.95%	1.00%	1.20%

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the year ended October 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$22	$3	$1	$26	$121

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2008, the Fund incurred $55 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$6,931	$6,906

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

20   JPMORGAN FUNDS        OCTOBER 31, 2008

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,346	$26	$740	$(714)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$84	$84

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$31	$(705)	$(717)

For the Fund, the cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, mark to market of futures contracts and wash sale loss deferrals.

As of October 31, 2008, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2016	Total
$705	$705

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

OCTOBER 31, 2008        JPMORGAN FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2008, a majority of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2008, the Fund invested approximately 41.5% of its total investments in the United States.

22   JPMORGAN FUNDS        OCTOBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the
JPMorgan Global Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Focus Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

OCTOBER 31, 2008        JPMORGAN FUNDS   23

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

24   JPMORGAN FUNDS        OCTOBER 31, 2008

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2008        JPMORGAN FUNDS   25

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

26   JPMORGAN FUNDS        OCTOBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annual Expense Ratio
Global Focus Fund
Class A
Actual	$1,000.00	$599.60	$5.83	1.45%
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class C
Actual	1,000.00	598.50	7.84	1.95
Hypothetical	1,000.00	1,015.33	9.88	1.95
Class R5
Actual	1,000.00	600.90	4.02	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Select Class
Actual	1,000.00	600.60	4.83	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2008        JPMORGAN FUNDS   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement, for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the

28   JPMORGAN FUNDS        OCTOBER 31, 2008

types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The determination made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees noted the performance of the one-year period of the Global Focus Fund as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Focus Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the

OCTOBER 31, 2008        JPMORGAN FUNDS   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

30   JPMORGAN FUNDS        OCTOBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

7.25% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2008.

For the fiscal year ended October 31, 2008, the Fund designates approximately $74,000 of ordinary distributions paid during the Fund’s fiscal year that are from short-term capital gain.

OCTOBER 31, 2008        JPMORGAN FUNDS   31

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-GLOBALFOC-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan Funds

SMA

Funds

JPMorgan International Value SMA Fund
JPMorgan Tax Aware Real Return SMA Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan International Value SMA Fund	2
JPMorgan Tax Aware Real Return SMA Fund	4
Schedules of Portfolio Investments	6
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26
Board Approval of Investment Advisory Agreements	27
Tax Letter	30

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invests in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   1

JPMorgan International Value SMA Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	August 17, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$68,158
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value SMA Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned –48.92%** for the 12 months ended October 31, 2008, compared to the –48.42% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due in part to stock selection in the utility and auto sectors as well as an underweight in the energy sector. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

From a regional perspective, stock selection in the U.K. weighed on returns. At the individual stock level, International Power plc, a U.K-based power producer, detracted from performance. The company’s shares fell, as plant shutdowns continued to negatively impact earnings. In addition, investors were concerned about the possibility of power prices falling, potential costs associated with carbon emissions and the company’s ability to pursue its expansion plans in the midst of the current credit crisis. Premier Foods, a U.K. bread maker and food manufacturer, also hurt returns. Higher input prices, such as wheat, combined with the company’s heavy debt burden forced management to cut its dividend. Marfin Popular Bank Public Co. Ltd., a Cypriot bank, hindered performance. The stock declined sharply, falling victim to weakness in both the Greek and Cypriot markets along with weak sentiment surrounding the banking sector in general. While the bank’s 2007 net profits more than doubled from the year before on the back of acquisitions, competition for bank deposits in Greece intensified, undermining profit margins, while conditions in Eastern Europe (a major growth driver for many Greek banks) deteriorated.

On the positive side, stock selection in the insurance, capital market and transport services & consumer cyclical sectors helped returns. Regionally, Pacific ex-Japan contributed to performance. At the individual stock level, Daiwa Securities Group Inc., a Japanese securities firm, aided returns. Though the company’s shares were down over the period, the stock held up far better than the capital markets sector and the broader market (MSCI EAFE Index). Investors were encouraged by the company’s modest exposure to sub-prime loans, placing it in a stronger position relative to its overseas competitors. Shin-Etsu Chemical Co. Ltd., a Japanese chemical producer, also supported performance. Management expressed confidence that it can meet guidance for the upcoming year. The company has a strong presence in the PVC and wafer market, and U.S. sales of PVC and caustic soda remained strong. Mitsubishi Electric Corp., a Japanese manufacturer of factory equipment, elevators, power and railway systems, helped returns. Strong demand for power generation gear and home appliances fueled earnings in the first-half of 2008.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was established as part of the International Value SMA strategy. The Fund held common shares of companies deemed attractive but were not accessible in ADR form. Fundamental research is the cornerstone of the Fund, which is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Taking the names with the strongest characteristics, the portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, seeking to invest in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Japan Tobacco, Inc. (Japan)	8.6%
2.	Vivendi (France)	7.5
3.	Shin-Etsu Chemical Co., Ltd. (Japan)	5.7
4.	Muenchener Rueckversicherungs AG (Germany)	5.3
5.	Compagnie Generale des Etablissements Michelin, Class B (France)	5.1
6.	Unilever N.V. CVA (Netherlands)	4.9
7.	Mitsubishi Electric Corp. (Japan)	4.7
8.	Sodexo (France)	4.5
9.	Kao Corp. (Japan)	4.3
10.	JFE Holdings, Inc. (Japan)	4.2

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	33.2%
France	23.6
United Kingdom	8.1
Germany	7.2
South Korea	5.2
Netherlands	4.9
China	3.9
Australia	3.3
Sweden	2.8
Taiwan	2.3
Spain	2.0
Finland	1.5
Greece	1.3
Others (each less than 1.0%)	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2008

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	(48.92)%	(38.14)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from August 17, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   3

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 31, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$7,340
Primary Benchmark	Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index (formerly Lehman Brothers 1–10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index)

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return SMA Fund, which seeks to maximize after-tax inflation protected return,* returned –2.86%** for the 12 months ended October 31, 2008, compared to the –1.74% return for the Barclays Capital 1–10 Year U.S. TIPS Index (formerly Lehman Brothers 1–10 Year U.S. TIPS Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to municipal bonds. In general, credit markets became increasingly sluggish as investors lost confidence, and the flight-to-quality was pushed to its limits in short-term markets. Central banks globally responded by pouring enormous amounts of liquidity into the financial system, as credit spreads across sectors saw unprecedented widening. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

Municipals hurt returns as a result of the massive flight-to-quality during the period. Rapid decline in inflation expectations also detracted from performance. Due to a weaker economy and tumbling commodity prices, inflation breakevens declined sharply, causing our inflation hedge to lower in value.

On the positive side, high-grade municipals, which outperformed securities of lower credit quality, contributed to performance. The Fund’s overweight at the short end and underweight at the longer end of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) also helped returns, as the municipal curve steepened and the longer end sold off significantly while the front end rallied.

Q:	HOW WAS THE FUND MANAGED?

A:	We invested approximately 97% of the Fund in high-quality municipal securities. We also maintained an inflation-overlay strategy using consumer price index swaps. The Fund’s average duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) was approximately 5.0 years and its average credit-quality rating was AA. We opportunistically decreased our inflation hedge, as inflation expectations declined late in the period. Toward the end of the period, we added inflation-protection securities, which had decreased to attractive levels. We also reduced the Fund’s underlying duration by moving down the yield curve, focusing on securities with shorter-term maturities.

PORTFOLIO COMPOSITION***

Municipal Bonds	91.9%
Short-Term Investment	8.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

4   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	5/31/07
Before taxes		(2.86)%	0.08%
After Taxes on Distributions		(2.87)	0.07
After Taxes on Distributions and Sale of Fund Shares		(0.53)	0.69

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Capital 1–10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = [(Barclays Capital 1–10 Year U.S. TIPS Index—Barclays Capital 1–10 Year Treasury Index) X 0.75] + Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   5

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Australia — 3.3%
193	Australia & New Zealand Banking Group Ltd. (m)	2,257
	China — 3.9%
2,752	China Construction Bank Corp., Class H	1,365
840	China Merchants Bank Co., Ltd., Class H (m)	1,287
		2,652
	Finland — 1.5%
128	Ruukki Group OYJ	233
38	Sampo OYJ, Class A (m)	767
		1,000
	France — 23.5%
36	Alstom S.A. (m)	1,801
62	Bouygues	2,644
67	Compagnie Generale des Etablissements Michelin, Class B (m)	3,447
63	Sodexo	3,029
196	Vivendi (m)	5,118
		16,039
	Germany — 7.2%
86	Lanxess AG (m)	1,309
28	Muenchener Rueckversicherungs AG (m)	3,582
		4,891
	Greece — 1.3%
203	Sidenor Steel Products Manufacturing Co. S.A. (m)	899
	Japan — 33.0%
277	Daiwa Securities Group, Inc. (m)	1,566
2	Japan Tobacco, Inc. (m)	5,829
112	JFE Holdings, Inc. (m)	2,847
99	Kao Corp.	2,895
611	Marubeni Corp. (m)	2,374
510	Mitsubishi Electric Corp. (m)	3,162
72	Shin-Etsu Chemical Co., Ltd. (m)	3,843
		22,516
	Netherlands — 4.8%
137	Unilever N.V. CVA (m)	3,301
	South Korea — 5.2%
136	Hana Financial Group, Inc. (m)	2,159
3	Samsung Electronics Co., Ltd. (m)	1,380
		3,539
	Spain — 2.0%
186	Iberdrola S.A. (m)	1,349
	Sweden — 2.8%
228	Atlas Copco AB, Class A (m)	1,916
	Taiwan — 2.3%
316	HON HAI Precision Industry Co., Ltd., GDR (m)	1,544
	United Kingdom — 8.1%
771	Afren plc (a)(m)	592
362	Britvic plc (m)	1,329
644	International Power plc (m)	2,304
419	TUI Travel plc (m)	1,279
		5,504
	Total Long-Term Investments (Cost $102,762)	67,407
Short-Term Investment — 0.7%
	Investment Company — 0.7%
500	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $500)	500
	Total Investments — 99.6% (Cost $103,262)	67,907
	Other Assets in Excess of Liabilities — 0.4%	251
	NET ASSETS — 100.0%	$68,158

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.4%
Tobacco	8.6
Chemicals	7.6
Media	7.5
Electrical Equipment	7.3
Insurance	6.4
Hotels, Restaurants & Leisure	6.3
Metals & Mining	5.5
Auto Components	5.1
Food Products	4.9
Household Products	4.3
Construction & Engineering	3.9
Trading Companies & Distributors	3.5
Independent Power Producers & Energy Traders	3.4
Machinery	2.8
Capital Markets	2.3
Electronic Equipment, Instruments & Components	2.3
Semiconductors & Semiconductor Equipment	2.0
Electric Utilities	2.0
Beverages	2.0
Others (each less than 1.0%)	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 99.3%
	Municipal Bonds — 99.3%
	Alaska — 1.4%
100	Matanuska-Susitna Boro School Board, Series A, GO, MBIA, 5.25%, 04/01/15	105
	Arizona — 2.5%
90	Arizona State Transportation Board, Series B, Rev., 5.00%, 07/01/13 (m)	96
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, MBIA, 5.00%, 07/01/16	88
		184
	California — 7.0%
100	California State Public Works Board, Various University of California Projects, Series D, Rev., 5.00%, 05/01/11 (m)	105
80	Golden State Tobacco Securitization Corp., Series 2003 A-1, Rev., 6.75%, 06/01/13 (p)	90
75	Golden West Schools Financing Authority, Series A, Rev., MBIA, 5.80%, 02/01/20	76
175	San Ramon Valley Unified School District, 2002 Election, GO, FSA, 5.25%, 08/01/14	187
50	University of California, Series C, Rev., MBIA, 4.75%, 05/15/13	52
		510
	Colorado — 1.5%
100	City of Grand Junction, Rev., 5.00%, 03/01/13	106
	District of Columbia — 1.4%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.00%, 04/01/16	101
	Florida — 6.8%
100	Florida State Department of Environmental Protection, Series A, Rev., FGIC, MBIA, 5.75%, 07/01/10	104
100	Florida State Department of Environmental Protection, Florida Forever, Series A, Rev., AMBAC, 5.00%, 07/01/10	104
125	Florida State Turnpike Authority, Series C, Rev., 5.00%, 07/01/13	132
50	Florida State Turnpike Authority, Department of Transportation, Series B, Rev., AMBAC, 5.00%, 07/01/11	52
80	Polk County, Public Facilities Authority, Rev., MBIA, 5.00%, 12/01/15	79
25	Seminole County, Water & Sewer, Rev., 5.00%, 10/01/15	25
		496
	Georgia — 3.6%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.25%, 09/01/21	57
	State of Georgia,
150	Series B, GO, 5.00%, 07/01/13	155
50	Series D, GO, 4.00%, 08/01/11	52
		264
	Idaho — 0.7%
50	Idaho Board Bank Authority, Series 2006 B, Rev., MBIA, 5.00%, 09/15/15	53
	Illinois — 3.9%
60	City of Chicago, Series A, GO, FSA, 5.50%, 01/01/19 (m)	64
60	Cook-Kane Lake & Mchenry Counties Community College District No. 512, William Rainey Harper College, GO, 5.00%, 12/01/11	64
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.50%, 06/15/18 (p)	160
		288
	Indiana — 1.4%
100	Purdue University, Student Fees, Series U, Rev., 5.25%, 07/01/21	104
	Iowa — 0.9%
65	City of Des Moines, Sewer System, Series H, Rev., FSA, 5.00%, 06/01/14	69
	Louisiana — 2.8%
200	Terrebonne Parish, Rev., 5.88%, 03/01/19 (w)	205
	Maryland — 0.7%
50	Prince Georges County, Public Improvement, Series A, GO, 5.00%, 10/01/13	54
	Massachusetts — 2.9%
100	Commonwealth of Massachusetts, Series C, GO, FSA, 5.50%, 12/01/22	106
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.00%, 01/01/14 (p)	103
		209
	Michigan — 2.3%
85	Ovid Elsie Area Schools, School Building & Site, GO, MBIA, Q-SBLF, 5.00%, 11/01/12 (p)	91
75	Western Michigan University, Rev., FGIC, MBIA, 5.00%, 05/15/15	78
		169

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   7

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — Continued
	Mississippi — 2.2%
100	Mississippi Housing Finance Corp., Rev., Zero Coupon, 06/01/15 (p)	74
85	State of Mississippi, Capital Improvements, GO, 5.00%, 11/01/10	89
		163
	Missouri — 4.9%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.50%, 07/01/14	82
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.00%, 05/01/16	101
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.00%, 03/01/18	179
		362
	Nevada — 2.5%
175	Clark County, Flood Control, GO, 5.00%, 11/01/10	183
	New Jersey — 1.9%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.25%, 12/15/20	81
60	Series A, Rev., 5.50%, 12/15/21	61
		142
	New York — 15.7%
50	Ardsley Union Free School District, Series B, GO, FSA, 4.00%, 06/15/15 (m)	51
195	Briarcliff Manor, Public Improvement, Series A, GO, FSA, 5.00%, 09/01/14 (m)	209
280	City of New York, Series E-1, GO, 6.25%, 10/15/18	295
75	City of White Plains, Public Improvement, Series A, GO, 4.40%, 05/15/11	78
175	New York City Municipal Water Finance Authority, Series AA, Rev., 5.00%, 06/15/17	183
50	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Projects, Sub Series E, Rev., 5.00%, 06/15/12	53
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.00%, 01/01/16	105
175	Yorktown Central School District, GO, 5.00%, 10/01/18	177
		1,151
	North Carolina — 3.1%
65	Cabarrus County, COP, 5.25%, 02/01/13 (m)	68
150	State of North Carolina, Rev., MBIA, 5.00%, 03/01/12	158
		226
	Ohio — 3.3%
80	Buckeye Tobacco Settlement Financing Authority, Asset Backed, Series A-2, Rev., 5.13%, 06/01/17 (m)	62
100	Cincinnati City School District, Classroom Construction & Improvement, GO, FGIC, MBIA, 5.25%, 12/01/19 (m)	105
75	Hamilton County, Sewer System, Series A, Rev., MBIA, 5.00%, 06/01/15	76
		243
	Pennsylvania — 6.3%
50	Allegheny County, Series C-57, GO, FGIC, MBIA, 5.25%, 11/01/12 (m)	52
100	City of Philadelphia, Water & Wastewater, Series A, Rev., FGIC, MBIA, 5.50%, 11/01/11	105
200	Commonwealth of Pennsylvania, Second Series, GO, 5.00%, 01/01/16	203
100	Upper Darby School District, GO, AMBAC, 5.00%, 05/01/09 (p)	102
		462
	Texas — 13.7%
75	City of El Paso, Series A, GO, MBIA, 4.75%, 08/15/17	70
50	City of Garland, Electric System, Rev., MBIA, 5.63%, 03/01/15	54
50	City of Houston, Utilities System, First Lien, Series A, Rev., FSA, 5.00%, 11/15/15	52
25	City of San Antonio, Water Authority, Rev., FGIC, MBIA, 5.50%, 05/15/15	27
50	Harris County, Senior Lien, Toll Road, Rev., FSA, 5.38%, 08/15/11	53
60	Houston Independent School District, GO, PSF-GTD, 5.00%, 02/15/10	62
75	Liberty Independent School District, GO, PSF-GTD, 5.50%, 02/15/12	81
70	Mesquite Waterworks & Sewer System, Rev., FSA, 5.00%, 03/01/17 (p)	70
85	Texas A&M University, Financing System, Series B, Rev., 5.38%, 05/15/11	90
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.00%, 02/01/14	151
100	Trinity River Authority, Rev., 5.00%, 08/01/14	106

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
100	University of Texas, Financing System, Series C, Rev., 5.00%, 08/15/12	106
75	University of Texas, Series A, Rev., 6.25%, 01/01/13 (p)	84
		1,006
	Utah — 1.1%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Rev., FSA, 5.50%, 05/15/14	81
	Vermont — 0.5%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., MBIA, 5.25%, 07/01/14	37
	Washington — 0.7%
25	Port of Seattle, Intermediate Lien, Series A, Rev., MBIA, 5.00%, 03/01/15	26
25	Snohomish County School District No. 2 Everett, GO, FGIC, MBIA, 5.00%, 12/01/16	26
		52
	West Virginia — 1.5%
100	West Virginia Water Development Authority, Series A, Rev., FSA, 5.50%, 10/01/10 (p)	106
	Wisconsin — 2.1%
50	Northland Pines School District, GO, FSA, 5.00%, 04/01/12	52
100	State of Wisconsin, Series C, GO, 5.30%, 05/01/10 (p)	104
		156
	Total Long-Term Investments (Cost $7,384)	7,287

SHARES
Short-Term Investment — 8.7%
	Investment Company — 8.7%
638	JPMorgan Tax Free Money Market Fund, Institutional Class Shares (b) (Cost $638)	638
	Total Investments — 108.0% (Cost $8,022)	7,925
	Liabilities in Excess of Other Assets — (8.0)%	(585)
	NET ASSETS — 100.0%	$7,340

Percentages indicated are based on net assets.

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.67% at termination	90 day CPIU at termination	06/04/12	$750	$(50)
Barclays Bank plc	2.57% at termination	90 day CPIU at termination	01/15/14	1,000	(52)
Barclays Bank plc	2.61% at termination	90 day CPIU at termination	03/19/15	1,500	(90)
Barclays Bank plc	2.68% at termination	90 day CPIU at termination	10/12/15	500	(31)
BNP Paribas	3 month LIBOR quarterly	4.11% semi-annually	02/15/14	3,132	36
Goldman Sachs Capital Management	3 month LIBOR quarterly	4.53% semi-annually	11/15/14	1,600	39
Royal Bank of Scotland	2.49% at termination	90 day CPIU at termination	08/07/10	1,000	(68)
Royal Bank of Scotland	2.74% at termination	90 day CPIU at termination	07/31/13	1,000	(69)
					$(285)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
BNP Paribas (†)	United States Treasury Note, 4.00%, 02/15/14	$103.02	11/14/08	$3,000	$(79)
BNP Paribas (†)	United States Treasury Note, 4.25%, 11/15/14	103.69	12/30/08	1,500	(44)
					$(123)

(†)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price at termination.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   9

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

AMBAC	— American Municipal Bond Assurance Corp.

COP	— Certificate of Participation

CPIU	— Consumer Price Index for Urban Consumers

CVA	— Dutch Certification

FGIC	— Financial Guaranty Insurance Co.

FSA	— Financial Security Assurance

GO	— General Obligation

GDR	— Global Depositary Receipt

GTD	— Guaranteed

LIBOR	— London Interbank Offered Rate

MBIA	— Municipal Bond Insurance Association

PSF	— Public School Fund

Q-SBLF	— Qualified School Bond Loan Fund

Rev.	— Revenue Bond

XLCA	— XL Capital Assurance

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)	— All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)	— Security is prerefunded or escrowed to maturity.

(r)	— Rates shown are per annum and payments are as described.

(t)	— The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)	— When-issued security.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $67,407,000 and 99.3%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008
(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$67,407	$7,287
Investments in affiliates, at value	500	638
Total investment securities, at value	67,907	7,925
Cash	749	—
Foreign currency, at value	40	—
Receivables:
Investment securities sold	1,576	—
Fund shares sold	424	—
Interest and dividends	238	104
Tax reclaims	5	—
Outstanding swap contracts, at value	—	75
Due from Advisor	6	7
Total Assets	70,945	8,111

LIABILITIES:
Payables:
Dividends	—	25
Investment securities purchased	2,602	194
Fund shares redeemed	117	—
Outstanding swap contracts, at value	—	483
Accrued liabilities:
Custodian and accounting fees	18	3
Trustees’ and Chief Compliance Officer’s fees	— (a)	—	(a)
Other	50	66
Total Liabilities	2,787	771
Net Assets	$68,158	$7,340

NET ASSETS:
Paid in capital	$117,863	$7,846
Accumulated undistributed (distributions in excess of) net investment income	1,994	—	(a)
Accumulated net realized gains (losses)	(16,359)	(1)
Net unrealized appreciation (depreciation)	(35,340)	(505)
Total Net Assets	$68,158	$7,340

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	8,117	774

Net asset value, offering and redemption price per share	$8.40	$9.49

Cost of investments in non-affiliates	$102,762	$7,384
Cost of investments in affiliates	500	638
Cost of foreign currency	40	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   11

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008
(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Dividend income	$2,227	$—
Dividend income from affiliates (a)	40	10
Interest income	—	196
Interest income from affiliates	60	—
Foreign taxes withheld	(214)	—
Total investment income	2,113	206

EXPENSES:
Administration fees	71	5
Custodian and accounting fees	90	23
Interest expense	1	—
Professional fees	42	87
Trustees’ and Chief Compliance Officer’s fees	1	— (b)
Printing and mailing costs	10	4
Registration and filing fees	— (b)	22
Transfer agent fees	10	7
Other	4	4
Total expenses	229	152
Less amounts waived	(71)	(5)
Less earnings credits	—	— (b)
Less expense reimbursements	(158)	(147)
Net expenses	—	—
Net investment income (loss)	2,113	206

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments in non-affiliates	(16,346)	(25)
Swaps	—	24
Foreign currency transactions	(24)	—
Net realized gain (loss)	(16,370)	(1)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(35,979)	(135)
Swaps	—	(410)
Foreign currency translations	15	—
Change in net unrealized appreciation (depreciation)	(35,964)	(545)
Net realized/unrealized gains (losses)	(52,334)	(546)
Change in net assets resulting from operations	$(50,221)	$(340)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)	Year Ended 10/31/2008	Period Ended 10/31/2007 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,113	$4	$206	$42
Net realized gain (loss)	(16,370)	(26)	(1)	—	(c)
Change in net unrealized appreciation (depreciation)	(35,964)	624	(545)	40
Change in net assets resulting from operations	(50,221)	602	(340)	82

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(86)	—	(206)	(42)
From net realized gains	—	—	— (c)	—
Total distributions to shareholders	(86)	—	(206)	(42)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	123,615	24,842	6,613	2,865
Dividends and distributions reinvested	—	—	— (c)	6
Cost of shares redeemed	(29,960)	(634)	(1,638)	—
Change in net assets from capital transactions	93,655	24,208	4,975	2,871

NET ASSETS:
Change in net assets	43,348	24,810	4,429	2,911
Beginning of period	24,810	—	2,911	—
End of period	$68,158	$24,810	$7,340	$2,911
Accumulated undistributed (distributions in excess of) net investment income	$1,994	$(10)	$— (c)	$—	(c)

SHARE TRANSACTIONS:
Issued	9,039	1,547	646	286
Reinvested	—	—	— (c)	1
Redeemed	(2,429)	(40)	(159)	—
Change in shares	6,610	1,507	487	287

(a)	Commencement of operations was August 17, 2007.

(b)	Commencement of operations was May 31, 2007.

(c)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
International Value SMA Fund
Year Ended October 31, 2008	$16.47	$0.29		$(8.33)	$(8.04)	$(0.03)	$—		$(0.03)
August 17, 2007 (f) through October 31, 2007	15.00	—	(g)	1.47	1.47	—	—		—

Tax Aware Real Return SMA Fund
Year Ended October 31, 2008	10.14	0.38		(0.65)	(0.27)	(0.38)	—	(g)	(0.38)
May 31, 2007 (f) through October 31, 2007	10.00	0.16		0.14	0.30	(0.16)	—		(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Reflects the fact that no fees or expenses are incurred. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Commencement of operations.

(g)	Amounts to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$8.40	(48.89)%	$68,158	—%	3.03%	0.33%	115%
16.47	9.80	24,810	—	0.26	14.79	10

9.49	(2.86)	7,340	—	3.83	2.84	37
10.14	3.06	2,911	—	4.03	21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The International Value SMA Fund and the Tax Aware Real Return SMA Fund are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report.

The International Value SMA Fund commenced operations on August 17, 2007.

The Tax Aware Real Return SMA Fund commenced operations on May 31, 2007.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Tax Aware Real Return SMA Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Tax Aware Real Return SMA Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

16   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
International Value SMA Fund
Level 1 — Quoted prices	$500	$—	$—
Level 2 — Other significant observable inputs	67,407	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$67,907	$—	$—
Tax Aware Real Return SMA Fund
Level 1 — Quoted prices	$638	$—	$—
Level 2 — Other significant observable inputs	7,287	75	(483)
Level 3 — Significant unobservable inputs	—	—	—
Total	$7,925	$75	$(483)

*	Other financial instruments may include futures, forwards and swap contracts.

B. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid.

Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index and total return swaps, primarily to manage duration and yield curve risk or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value and the risk of loss may exceed amounts recognized in the Statements of Assets and Liabilities. Notional principal amounts are used to express the extent of involvement in these transactions. Other risks associated with these contracts include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. The types of interest rate swap agreements the Funds may invest in are: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”, (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate or “floor”, (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (4) callable interest rate swaps, under which a counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to expiration date.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

Premiums paid/received by the Funds are recognized as an asset/liability on the Statements of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

Price lock swap agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount . As a receiver of the realized price differential, a Fund would receive the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, a Fund would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

As of October 31, 2008, the Tax Aware Real Return SMA Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

E. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually for the International Value SMA Fund and monthly for the Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousand):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
International Value SMA Fund	$—	$(23)		$23
Tax Aware Real Return SMA Fund	—	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassification for the International Value SMA Fund relates primarily to differences in character for tax purposes of foreign currency gains or losses and passive foreign investment company (PFIC) gains and losses.

18   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

I. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor will be compensated directly or indirectly by the separately managed account sponsors.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2008 was as follows (amounts in thousands):

International Value SMA Fund	$2
Tax Aware Real Return SMA Fund	1

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than the JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For the Tax Aware Real Return SMA Fund, the custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (other than dividend expense related to short sales, interest, taxes and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 28, 2009.

For the year ended October 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

	Contractual Waivers
	Administration	Total	Contractual Reimbursements
International Value SMA Fund	$71	$71	$158
Tax Aware Real Return SMA Fund	5	5	147

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2008, the International Value SMA Fund incurred approximately $1,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$173,189	$74,883
Tax Aware Real Return SMA Fund	6,547	1,866

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$105,986	$952	$39,031	$(38,079)
Tax Aware Real Return SMA Fund	8,022	60	157	(97)

For the International Value SMA Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Tax Exempt Distributions	Total Distributions Paid
International Value SMA Fund	$ 86	$ 86
Tax Aware Real Return SMA Fund	206	206

The tax character of distributions paid during the period ended October 31, 2007 was as follows (amounts in thousands):

20   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Tax Aware Real Return SMA Fund	$42	$42

At October 31, 2008 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$1,994	$—	$(13,636)	$(38,079)
Tax Aware Real Return SMA Fund	—	25	(1)	(505)

(a)	Amount rounds to less than $1,000.

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals (for International Value SMA Fund) and distribution payable (for Tax Aware Real Return Fund).

As of October 31, 2008, the Funds had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	Total
International Value SMA Fund	$13	$13,623	$13,636
Tax Aware Real Return SMA Fund	—	1	1

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2008, the International Value SMA Fund invested approximately 33.2% and 23.6% of its total investments in Japan and France, respectively.

The Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. Issuances backed by bond insurers may be impacted by changes to bond insurers’ ratings.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of
the JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate Fund of JPMorgan Trust I)(hereafter collectively referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

22   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$589.10	$0.00	0.00%
Hypothetical	1,000.00	1,025.14	0.00	0.00
Tax Aware Real Return SMA Fund
Actual	1,000.00	936.60	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement, for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Tax Aware Real Return SMA Fund and the International Value SMA Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Advisor. The determination made by the Trustees with respect to the Funds’ performance is summarized below:

The Trustees noted that the Tax Aware Real Return Fund had limited performance history and that prospects for acceptable performance of the Fund appeared strong based on both the team and investment approach proposed for the Fund. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value SMA Fund had limited performance history and that prospects for acceptable performance of the Fund appeared strong based on both the team and investment approach proposed for the Fund. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios are summarized below:

28   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

The Trustees noted that the Tax Aware Real Return SMA Fund’s contractual advisory fee was 0.00% and the actual total expenses for the Fund’s shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Value SMA Fund’s contractual advisory fee was 0.00% and the actual total expenses for the Fund’s shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2008        JPMORGAN SMA FUNDS   29

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2008:

Dividend Received Deduction
International Value SMA Fund	2.53%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Value SMA Fund	$8

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2008, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$2,253	$ 213

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2008. These shareholders will receive more detailed information along with 2008 Form 1099-DIV.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2008:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	100.00%

30   JPMORGAN SMA FUNDS        OCTOBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-SMA-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan Funds

International

Equity

Funds

JPMorgan Emerging Economies Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Trustees	21
Officers	23
Schedule of Shareholder Expenses	24

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invest in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The above commentary is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets. For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Economies Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2008
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$3,575
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Economies Fund, which seeks long-term capital growth,* returned –52.33%** (Select Class Shares) for the since-inception period ended October 31, 2008, compared to the –51.20% return for the MSCI Emerging Markets Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in Russia, Mexico and Indonesia. Global emerging markets were dragged down by their developed market counterparts. Investors fretted about slower gross domestic product growth forecasts and high inflation in several of the big emerging economies. In addition, fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness.

At the individual stock level, Evraz Group S.A. detracted from performance. The Russian steel company was negatively affected by expectations of a significant slowdown in construction activity within the region. Recent declines in commodities prices on the back of slowing global demand placed downward pressure on the stock. Samsung Electronics Co. Ltd. also hurt returns. Caution regarding performance of all divisions due to the worsening macroeconomy and concerns surrounding the sustainability of consumer demand has put downward pressure on the stock. Additionally, the company was hindered by its exposure to consumer discretionary products, where demand is weakening, as well as an unfavorable currency environment.

On the positive side, stock selection in Brazil, Taiwan and India helped returns. At the individual stock level, Partner Communications contributed to performance. The company’s high dividend payout and its relatively defensive sector (telecommunications) made it attractive to investors in the current market and a strong performer when compared to the heavily commodity-exposed opportunities across much of emerging Europe. Companhia Energetica de Minas Gerais also helped returns. The Brazilian utility reported strong results across the board for third-quarter 2008, with strong volume growth in its distribution arm and solid performance in its generation segment.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using a structured, diversified strategy in which portfolio construction was focused on the highest-conviction ideas, which are found at the stock level. The Fund held approximately 90 of the most attractive investment opportunities identified by our proprietary multi-factor model, which was used to quantitatively rank securities in the Fund’s investment universe. The portfolio construction process controls for country weights, sector weights and position size.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A., ADR (Brazil)	4.9%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.3
3.	Shoprite Holdings Ltd. (South Africa)	3.1
4.	China Construction Bank Corp., Class H (China)	2.1
5.	Sasol Ltd. (South Africa)	2.1
6.	Industrial & Commercial Bank of China, Class H (China)	2.0
7.	Tele Norte Leste Participacoes S.A., ADR (Brazil)	2.0
8.	Partner Communications (Israel)	2.0
9.	Gazprom OAO, ADR (Russia)	1.9
10.	Brasil Telecom SA (Preference) (Brazil)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	18.0%
Taiwan	12.8
South Korea	10.3
Russia	8.5
South Africa	8.2
China	6.3
Hong Kong	5.8
Israel	4.7
Czech Republic	4.2
Turkey	3.2
Egypt	2.7
Poland	2.7
India	2.7
Hungary	2.3
Mexico	2.2
Indonesia	1.8
United Arab Emirates	1.2
Malaysia	1.1
Others (each less than 1.0%)	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		(52.40)%
With Sales Charge*		(54.90)
CLASS C SHARES	2/28/08
Without CDSC		(52.60)
With CDSC**		(53.60)
CLASS R5 SHARES	2/28/08	(52.27)
SELECT CLASS SHARES	2/28/08	(52.33)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.4%
	Common Stocks — 92.0%
	Brazil — 12.5%
6	Banco Itau Holding Financeira SA, ADR (m)	63
5	Centrais Eletricas Brasileiras S.A. (m)	55
1	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (m)	27
4	Companhia Vale do Rio Doce, ADR (m)	54
7	Petroleo Brasileiro S.A., ADR (m)	177
5	Tele Norte Leste Participacoes S.A., ADR (m)	71
		447
	China — 6.3%
94	Bank of China Ltd. (m)	27
155	China Construction Bank Corp., Class H	77
18	China COSCO Holdings Co., Ltd., Class H (m)	9
6	China Shipping Development Co., Ltd., Class H (m)	6
154	Industrial & Commercial Bank of China, Class H (m)	73
44	PetroChina Co., Ltd., Class H (m)	33
		225
	Czech Republic — 4.2%
1	CEZ (m)	46
—(h)	Komercni Banka AS (m)	54
2	Telefonica O2 AS (m)	50
		150
	Egypt — 2.7%
5	Commercial International Bank (m)	27
3	Egyptian Co. for Mobile Services (m)	56
4	Egyptian Financial Group-Hermes Holding (m)	15
		98
	Hong Kong — 5.8%
94	Chaoda Modern Agriculture (m)	66
8	China Mobile Ltd. (m)	66
59	CNOOC Ltd. (m)	49
90	Lenovo Group Ltd.	27
		208
	Hungary — 2.3%
16	Magyar Telekom Telecommunications plc (m)	52
1	MOL Hungarian Oil and Gas Nyrt. (m)	29
		81
	Indonesia — 1.8%
237	Bank Mandiri Persero Tbk PT (m)	34
38	PT Astra International Tbk (m)	31
		65
	Israel — 4.7%
19	Bank Leumi Le-Israel BM (m)	51
4	Israel Chemicals Ltd. (m)	36
4	Partner Communications (m)	70
— (h)	Teva Pharmaceutical Industries Ltd., ADR (m)	13
		170
	Luxembourg — 0.7%
2	Evraz Group S.A., GDR (m)	24
	Malaysia — 1.1%
17	Public Bank BHD (m)	41
	Mexico — 2.2%
1	America Movil S.A.B. de C.V., Series L, ADR (m)	21
27	Grupo Financiero Banorte S.A.B. de C.V., Class O	49
4	Grupo Financiero Inbursa S.A., Class O (m)	10
		80
	Poland — 2.7%
3	KGHM Polska Miedz S.A. (m)	32
9	Telekomunikacja Polska S.A. (m)	65
		97
	Russia — 8.6%
3	Gazprom OAO, ADR (m)	68
2	Gazpromneft OAO, ADR (m)	27
2	LUKOIL OAO, ADR (a) (m)	67
2	Novolipetsk Steel OJSC, GDR (m)	17
6	Raspadskaya (m)	13
13	Rosneft Oil Co., GDR (a) (m)	59
1	Tatneft, GDR (m)	30
1	Uralkali, GDR (m)	25
		306
	Singapore — 0.5%
170	Mercator Lines Singapore Ltd. (m)	17
	South Africa — 8.3%
2	ArcelorMittal South Africa Ltd. (m)	18
4	Aveng Ltd. (m)	22
5	Massmart Holdings Ltd. (m)	45
3	Sasol Ltd. (m)	75
21	Shoprite Holdings Ltd. (m)	113
2	Telkom S.A. Ltd. (m)	22
		295

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 10.3%
1	Korea Line Corp. (m)	29
1	KT&G Corp. (m)	54
1	LG Chem Ltd. (m)	42
1	LG Corp. (m)	60
7	LG Telecom Ltd. (m)	51
4	LIG Insurance Co., Ltd. (m)	42
—(h)	Nong Shim Co. Ltd. (m)	32
—(h)	Samsung Electronics Co., Ltd. (m)	60
		370
	Taiwan — 12.9%
7	Acer, Inc., GDR (m)	45
— (h)	AU Optronics Corp., ADR (m)	2
1	China Steel Corp., GDR (m)	17
15	Compal Electronics, Inc., GDR (m)	53
1	First Financial Holding Co., Ltd. (m)	—	(h)
11	Gemtek Technology Corp. (m)	13
33	Hung Poo Real Estate Development Corp. (m)	17
48	Quanta Computer, Inc. (m)	51
27	Radiant Opto-Electronics Corp. (m)	23
58	Sincere Navigation (m)	38
44	Taiwan Mobile Co., Ltd. (m)	61
14	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	118
9	U-Ming Marine Transport Corp. (m)	11
12	Wistron Corp. (m)	10
1	WPG Holdings Co. Ltd. (m)	1
		460
	Turkey — 3.2%
5	Tupras Turkiye Petrol Rafine (m)	62
8	Turk Telekomunikasyon AS (a) (m)	16
13	Turkiye Is Bankasi, Class C (m)	36
		114
	United Arab Emirates — 1.2%
26	Arabtec Holding Co. (m)	42
	Total Common Stocks (Cost $5,920)	3,290
	Participation Notes — 2.8%
	India — 2.7%
11	Bank of India, expiring 05/02/11 (e) (m)	54
3	Gail India, Ltd., expiring 09/29/11 (m)	15
2	Tata Power Co., Ltd., expiring 12/06/10 (m)	29
		98
	Taiwan — 0.1%
1	Quanta Computer, Inc., expiring 01/24/17 (a) (e) (m)	1
	Total Participation Notes (Cost $147)	99
	Preferred Stocks — 5.6%
	Brazil — 5.6%
11	Brasil Telecom SA (m)	68
1	Cia de Transmissao de Energia Eletrica Paulista (m)	25
4	Cia Energetica de Minas Gerais (m)	64
1	Cia Paranaense de Energia (m)	10
3	Usinas Siderurgicas de Minas Gerais S.A., Series A (m)	33
	Total Preferred Stocks (Cost $360)	200
	Total Investments — 100.4% (Cost $6,427)	3,589
	Liabilities in Excess of Other Assets — (0.4)%	(14)
	NET ASSETS — 100.0%	$3,575

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.4%
Oil, Gas & Consumable Fuels	17.2
Diversified Telecommunication Services	9.6
Wireless Telecommunication Services	9.1
Metals & Mining	5.8
Semiconductors & Semiconductor Equipment	5.6
Electric Utilities	5.5
Computers & Peripherals	5.2
Food & Staples Retailing	4.4
Marine	3.1
Chemicals	2.9
Food Products	2.7
Construction & Engineering	1.8
Industrial Conglomerates	1.7
Oil & Gas	1.7
Tobacco	1.5
Insurance	1.2
Others (each less than 1.0%)	3.6

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

GDR—	Global Depositary Receipt

(a)—	Non-income producing security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $2,477,000 and 69.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

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OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund
ASSETS:
Investments, at value	$3,589
Cash	12
Foreign currency, at value	1
Receivables:
Interest and dividends	11
Due from Advisor	7
Total Assets	3,620

LIABILITIES:
Accrued liabilities:
Shareholder servicing fees	1
Distribution fees	—	(b)
Custodian and accounting fees	24
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	20
Total Liabilities	45
Net Assets	$3,575

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

Emerging Economies Fund
NET ASSETS:
Paid in capital	$7,500
Accumulated undistributed (distributions in excess of) net investment income	139
Accumulated net realized gains (losses)	(1,225)
Net unrealized appreciation (depreciation)	(2,839)
Total Net Assets	$3,575

Net Assets:
Class A	$24
Class C	24
Class R5	24
Select Class	3,503
Total	$3,575

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3
Class C	3
Class R5	3
Select Class	490
Net Asset Value:
Class A — Redemption price per share	$7.14
Class C — Offering price per share (a)	7.11
Class R5 — Offering and redemption price per share	7.16
Select Class — Offering and redemption price per share	7.15
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.54

Cost of investments	$6,427
Cost of foreign currency	1

(a) Redemption price for Class C Shares varies based upon length of time the shares are held.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2008 (a)

(Amounts in thousands)

Emerging Economies Fund
INVESTMENT INCOME:
Dividend income	$193
Interest income from affiliates	3
Foreign taxes withheld	(13)
Total investment income	183

EXPENSES:
Investment advisory fees	43
Administration fees	5
Distribution fees:
Class A	— (b)
Class C	— (b)
Shareholder servicing fees:
Class A	— (b)
Class C	— (b)
Class R5	— (b)
Select Class	11
Custodian and accounting fees	39
Interest expense	— (b)
Professional fees	71
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	40
Registration and filing fees	2
Transfer agent fees	7
Other	1
Total expenses	219
Less amounts waived	(50)
Less expense reimbursements	(99)
Net expenses	70
Net investment income (loss)	113

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(1,225)
Foreign currency transactions	26
Net realized gain (loss)	(1,199)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,838)
Foreign currency translations	(1)
Change in net unrealized appreciation (depreciation)	(2,839)
Net realized/unrealized gains (losses)	(4,038)
Change in net assets resulting from operations	$(3,925)

(a)	Commencement of operations was February 28, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED OCTOBER 31, 2008 (a)

(Amounts in thousands)

Emerging Economies Fund
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$113
Net realized gain (loss)	(1,199)
Change in net unrealized appreciation (depreciation)	(2,839)
Change in net assets resulting from operations	(3,925)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	7,500

NET ASSETS:
Change in net assets	3,575
Beginning of period	—
End of period	$3,575
Accumulated undistributed (distributions in excess of) net investment income	$139

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50
Change in net assets from Class A capital transactions	$50
Class C
Proceeds from shares issued	$50
Change in net assets from Class C capital transactions	$50
Class R5
Proceeds from shares issued	$50
Change in net assets from Class R5 capital transactions	$50
Select Class
Proceeds from shares issued	$7,350
Change in net assets from Select Class capital transactions	$7,350
Total change in net assets from capital transactions	$7,500

SHARE TRANSACTIONS:
Class A
Issued	3
Change in Class A Shares	3
Class C
Issued	3
Change in Class C Shares	3
Class R5
Issued	3
Change in Class R5 Shares	3
Select Class
Issued	490
Change in Select Class Shares	490

(a)	Commencement of operations was February 28, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Class A
February 28, 2008 (e) through October 31, 2008	$15.00	$0.20	$(8.06)	$(7.86)	$7.14

Class C
February 28, 2008 (e) through October 31, 2008	15.00	0.16	(8.05)	(7.89)	7.11

Class R5
February 28, 2008 (e) through October 31, 2008	15.00	0.24	(8.08)	(7.84)	7.16

Select Class
February 28, 2008 (e) through October 31, 2008	15.00	0.23	(8.08)	(7.85)	7.15

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Includes interest expense of 0.01%.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
(52.40)%	$24	1.86%(f)		2.37%	5.30	%(g)	110%

(52.60)	24	2.36	(f)	1.86	5.81	(g)	110

(52.27)	24	1.41	(f)	2.82	4.86	(g)	110

(52.33)	3,503	1.61	(f)	2.62	5.05	(g)	110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on February 28, 2008. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$363	$—
Level 2 — Other significant observable inputs	3,226	—
Level 3 — Significant unobservable inputs	—	—
Total	$3,589	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	(a)	$26	$(26)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

I.  Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

J.  Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.00% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

For the period ended October 31, 2008, the Fund did not invest in any money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2008, the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2008, the Distributor did not retain a front-end sales charge or CDSC.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — J.P. Morgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.85%	2.35%	1.40%	1.60%

The contractual expense limitation agreements were in effect for the period ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the period ended October 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$43	$5	$2	$50	$99

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended October 31, 2008, the Fund incurred approximately $19 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$14,571	$6,919

During the period ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$6,427	$14	$2,852	$(2,838)

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$139	$(1,225)	$(2,839)

As of October 31, 2008, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2016	Total
$1,225	$1,225

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund’s relatively large investment in companies domiciled in emerging market countries may be subject to potential higher risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of less political, social or economic stability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

As of October 31, 2008, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and dividend income from such securities.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders
of the JPMorgan Emerging Economies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2008 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$472.50	$6.92	1.87%
Hypothetical	1,000.00	1,015.74	9.48	1.87
Class C
Actual	1,000.00	470.90	8.76	2.37
Hypothetical	1,000.00	1,013.22	11.99	2.37
Class R5
Actual	1,000.00	473.50	5.26	1.42
Hypothetical	1,000.00	1,018.00	7.20	1.42
Select Class
Actual	1,000.00	472.90	6.00	1.62
Hypothetical	1,000.00	1,016.99	8.21	1.62

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-EE-1008

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan Funds

Income

Funds

JPMorgan Income Builder Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	10
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees	26
Officers	28
Schedule of Shareholder Expenses	29
Board Approval of Investment Advisory Agreement	30
Tax Letter	32

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invest in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The above commentary is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets. For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   1

JPMorgan Income Builder Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 31, 2007
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$15,042
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Income Builder Fund, which seeks to maximize income while maintaining prospects for capital appreciation,* returned –25.59%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –36.10% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to U.S. high quality bonds which performed better than the S&P 500 Index. High-quality mortgages and mortgage-backed securities also contributed to returns. Though mortgage-related debt lost value during the period, the Fund’s mortgage-related debt performed better than equities. These positions were primarily comprised of investment-grade mortgage securities that were purchased at discounts to par. The Fund had a larger allocation to fixed income securities compared to equity securities and the Index is comprised solely of equity securities

On the negative side, the Fund’s positions in global equities hurt performance as markets sold off globally. In mid- to late 2008, weakness in the euro and pound sterling exacerbated negative performance. Emerging market bond holdings also were weak, especially bonds denominated in local currencies. Lower—quality, high-yield bonds in the Fund suffered during the 12 months due to concerns that defaults would rise in the weakening economy.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund aimed to provide a high level of income, while maintaining the potential for appreciation. The Fund held U.S. high-yield bonds and global stocks that could potentially pay high dividends, real estate investment trusts, high-quality U.S. bonds and emerging market debt. The Fund would buy securities in developed markets if the portfolio management team determined that those securities may enhance yield and capital appreciation.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands) (Common Stock)	1.2%
2.	Verizon Communications, Inc. (Common Stock)	0.9
3.	Alliance One International, Inc. 11.00%, 05/15/12	0.9
4.	Petroleos de Venezuela S.A. 5.38%, 04/12/27 (Venezuela)	0.9
5.	GDF Suez (France) (Common Stock)	0.8
6.	Total S.A. (France) (Common Stock)	0.8
7.	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, 2.70%, 03/19/37	0.8
8.	Intesa Sanpaolo S.p.A. (Italy) (Common Stock)	0.7
9.	Morgan Stanley ABS Capital I, Series 2006-WMC1, Class A2B, VAR, 3.46%, 12/25/35	0.7
10.	Vodafone Group plc (United Kingdom) (Common Stock)	0.7

PORTFOLIO COMPOSITION BY COUNTRY***

United States	55.6%
France	3.0
United Kingdom	2.8
Netherlands	2.6
Switzerland	1.6
Germany	1.5
Italy	1.4
Venezuela	1.4
Spain	1.1
Japan	1.1
Others (each less than 1.0%)	10.5
Short-Term Investment	17.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		(25.78)%	(18.41)%
With Sales Charge*		(29.15)	(21.01)
CLASS C SHARES	5/31/07
Without CDSC		(26.10)	(18.80)
With CDSC**		(27.10)	(18.80)
SELECT CLASS SHARES	5/31/07	(25.59)	(18.21)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Income Builder Fund, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index from May 31, 2007 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   3

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 79.5%
	Asset-Backed Securities — 1.4%
	United States — 1.4%
	Citigroup Mortgage Loan Trust, Inc.
14	Series 2006-WFH4, Class A1, VAR, 3.31%, 11/25/36	14
17	Series 2006-WMC1, Class A2B, VAR, 3.41%, 12/25/35	17
34	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A21, VAR, 3.30%, 07/25/36	34
111	Morgan Stanley ABS Capital I, Series 2006-WMC1, Class A2B, VAR, 3.46%, 12/25/35	106
35	New Century Home Equity Loan Trust, Series 2005-C, Class A2B, VAR, 3.43%, 12/25/35	34
7	Wells Fargo Home Equity Trust, Series 2006-1, Class A2, VAR, 3.35%, 05/25/36	7
	Total Asset-Backed Securities (Cost $215)	212
	Collateralized Mortgage Obligations — 2.7%
	Non-Agency CMO — 2.7%
198	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, VAR, 2.70%, 03/19/37	109
	WaMu Mortgage Pass Through Certificates,
171	Series 2005-AR2, Class 2A21, VAR, 3.59%, 01/25/45	97
176	Series 2005-AR15, Class A1A1, VAR, 3.52%, 11/25/45	103
170	Series 2005-AR17, Class A1A1, VAR, 3.53%, 12/25/45	98
	Total Collateralized Mortgage Obligations (Cost $558)	407

SHARES
	Common Stocks — 28.9%
	Australia — 0.6%
5	Australia & New Zealand Banking Group Ltd. (m)	55
1	Macquarie Group Ltd.	21
		76
	Austria — 0.3%
1	Oesterreichische Post AG (m)	39
	Brazil — 0.6%
3	Cia Energetica de Minas Gerais, ADR (m)	43
4	Cia Vale do Rio Doce, ADR (m)	43
		86

SHARES
	Finland — 0.8%
3	Nokia OYJ (m)	42
4	Sampo OYJ, Class A (m)	83
		125
	France — 2.8%
1	BNP Paribas (m)	76
3	GDF Suez (m)	121
—(h)	Societe Generale	27
2	Total S.A. (m)	115
4	Vivendi (m)	92
		431
	Germany — 1.7%
2	Daimler AG (m)	69
3	E.ON AG (m)	96
1	Muenchener Rueckversicherungs AG (m)	77
		242
	Greece — 0.4%
3	National Bank of Greece S.A. (m)	66
	Hong Kong — 0.5%
12	CLP Holdings Ltd. (m)	78
	Italy — 1.4%
4	ENI S.p.A. (m)	103
29	Intesa Sanpaolo S.p.A. (m)	106
		209
	Japan — 1.0%
—(h)	Nintendo Co., Ltd. (m)	64
2	Toyota Motor Corp. (m)	90
		154
	Netherlands — 2.2%
7	Koninklijke KPN N.V. (m)	99
6	Royal Dutch Shell plc, Class A (m)	173
3	Unilever N.V. CVA (m)	79
		351
	Norway — 0.2%
1	StatoilHydro ASA (m)	26
	Singapore — 0.4%
35	Singapore Telecommunications Ltd.(m)	59
	South Africa — 0.3%
15	African Bank Investments Ltd. (m)	40
	Spain — 1.1%
3	Banco Santander S.A. (m)	28
9	Iberdrola S.A. (m)	66

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Spain — Continued
4	Telefonica S.A. (m)	70
		164
	Sweden — 0.8%
7	Atlas Copco AB, Class A (m)	58
2	Hennes & Mauritz AB, Class B	60
		118
	Switzerland — 1.6%
2	Credit Suisse Group AG (m)	65
—(h)	Roche Holding AG (m)	69
—(h)	Zurich Financial Services AG (m)	98
		232
	Taiwan — 0.7%
2	Chunghwa Telecom Co., Ltd., ADR (m)	32
9	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	73
		105
	United Kingdom — 2.2%
3	British American Tobacco plc (m)	89
4	GlaxoSmithKline plc (m)	69
7	HSBC Holdings plc (m)	78
53	Vodafone Group plc (m)	103
		339
	United States — 9.3%
1	Abbott Laboratories (m)	68
5	Altria Group, Inc. (m)	90
3	AT&T, Inc. (m)	70
4	Bank of America Corp. (m)	99
3	Bristol-Myers Squibb Co. (m)	68
2	Coca-Cola Co. (The) (m)	90
2	Dow Chemical Co. (The) (m)	60
2	DTE Energy Co. (m)	73
1	Exxon Mobil Corp. (m)	101
2	McDonald’s Corp. (m)	95
3	Merck & Co., Inc. (m)	103
3	Microsoft Corp. (m)	68
1	Occidental Petroleum Corp. (m)	74
1	Paychex, Inc. (m)	34
4	Pfizer, Inc. (m)	65
3	U.S. Bancorp (m)	83
4	Verizon Communications, Inc. (m)	129
2	Xcel Energy, Inc. (m)	38
		1,408
	Total Common Stocks (Cost $5,561)	4,348

PRINCIPAL AMOUNT
	Corporate Bonds — 37.6%
	Canada — 0.8%
50	Quebecor Media, Inc., 7.75%, 03/15/16	35
50	Quebecor World Capital Corp., 6.13%, 11/15/13 (d)	4
50	Quebecor World, Inc., 9.75%, 01/15/15 (d)(e)	7
100	Videotron Ltee, 6.88%, 01/15/14	83
		129
	Cayman Islands — 0.5%
100	Seagate Technology HDD Holdings, 6.80%, 10/01/16	70
	Luxembourg — 0.5%
75	FMC Finance III S.A., 6.88%, 07/15/17	60
100	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 6.88%, 12/15/11	10
		70
	Netherlands — 0.2%
50	NXP BV/NXP Funding LLC, 7.88%, 10/15/14	25

	Russia — 0.4%
81	Gazprom International S.A., 7.20%, 02/01/20 (f)	59

	Singapore — 0.5%
100	Flextronics International Ltd., 6.25%, 11/15/14	76

	United Kingdom — 0.4%
100	Virgin Media Finance plc, 9.13%, 08/15/16	66

	United States — 33.5%
100	ACE Cash Express, Inc., 10.25%, 10/01/14 (e)	47
50	AES Corp. (The), 8.75%, 05/15/13 (e)	46
30	Airgas, Inc., 7.13%, 10/01/18 (e)	25
150	Alliance One International, Inc., 11.00%, 05/15/12	127
	Allied Waste North America, Inc.
50	6.13%, 02/15/14	44
100	7.13%, 05/15/16	88
25	American Tire Distributors, Inc., VAR, 9.04%, 04/01/12	19
100	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	74
16	Associated Materials, Inc., 9.75%, 04/15/12	14
100	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.50%, 08/15/14	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United States — Continued
70	Biomet, Inc., 10.00%, 10/15/17	64
50	Block Communications, Inc., 8.25%, 12/15/15 (e)	37
50	Broder Brothers Co., 11.25%, 10/15/10	18
50	Calfrac Holdings LP, 7.75%, 02/15/15 (e)	33
100	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	66
50	Central Garden and Pet Co., 9.13%, 02/01/13	31
100	Chiquita Brands International, Inc., 8.88%, 12/01/15	74
50	CHS/Community Health Systems, Inc., 8.88%, 07/15/15	42
30	Citigroup Funding, Inc., 12.23%, 12/17/10	28
20	Collective Brands, Inc., 8.25%, 08/01/13	15
125	Constar International, Inc., VAR, 6.18%, 02/15/12	75
80	Constellation Brands, Inc., 8.38%, 12/15/14	71
	Continental Airlines, Inc.
34	7.49%, 10/02/10	32
83	9.56%, 09/01/19 (i)	48
20	Copano Energy LLC/Copano Energy Finance Corp., 7.75%, 06/01/18 (e)	14
40	CSC Holdings, Inc., 6.75%, 04/15/12	34
40	Dean Foods Co., 7.00%, 06/01/16	30
	DIRECTV Holdings LLC/DIRECTV Financing Co.
50	6.38%, 06/15/15	41
50	8.38%, 03/15/13	47
50	Dole Food Co., Inc., 8.63%, 05/01/09	45
25	Dollar General Corp., PIK, 11.88%, 07/15/17	20
100	Encore Acquisition Co., 7.25%, 12/01/17	66
89	Eurofresh, Inc., 11.50%, 01/15/13 (e)	36
25	FireKeepers Development Authority, 13.88%, 05/01/15 (e)	18
100	Ford Motor Co., 7.45%, 07/16/31	31
100	Ford Motor Credit Co., LLC, 8.00%, 12/15/16	55
55	Forest Oil Corp., 7.25%, 06/15/19	37
25	Frontier Oil Corp., 8.50%, 09/15/16	22
100	General Cable Corp., VAR, 5.17%, 04/01/15	58
160	General Motors Corp., 8.38%, 07/15/33	52
25	General Nutrition Centers, Inc., PIK, 7.58%, 03/15/14	15
75	Georgia-Pacific LLC, 7.13%, 01/15/17 (e)	52
100	Harland Clarke Holdings Corp., VAR, 7.55%, 05/15/15	44
100	HCA, Inc., 9.25%, 11/15/16	85
100	Holly Energy Partners LP, 6.25%, 03/01/15	68
30	HSN, Inc., 11.25%, 08/01/16 (e)	25
100	Idearc, Inc., 8.00%, 11/15/16	14
50	Intcomex, Inc., 11.75%, 01/15/11 (i)	32
100	iPCS, Inc., VAR, 5.32%, 05/01/13	77
25	Jarden Corp., 7.50%, 05/01/17	19
100	JB Poindexter & Co., Inc., 8.75%, 03/15/14	44
40	Kansas City Southern Railway, 8.00%, 06/01/15	33
50	Keycorp, 6.50%, 05/14/13	44
100	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	78
100	L-3 Communications Corp., 6.38%, 10/15/15	83
50	Lamar Media Corp., 6.63%, 08/15/15	37
25	Land O’ Lakes, Inc., 9.00%, 12/15/10	25
90	Level 3 Financing, Inc., 9.25%, 11/01/14	51
50	Mac-Gray Corp., 7.63%, 08/15/15	47
5	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.88%, 11/01/14	4
40	Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 (e)	22
10	Mediacom LLC/Mediacom Capital Corp., 9.50%, 01/15/13	8
50	Meritage Homes Corp., 7.00%, 05/01/14	30
50	MetroPCS Wireless, Inc., 9.25%, 11/01/14	42
100	Mirant North America LLC, 7.38%, 12/31/13	87
100	Mosaic Co. (The), 7.38%, 12/01/14 (e)	87
75	NewPage Corp., 12.00%, 05/01/13	44
100	Omnicare, Inc., 6.88%, 12/15/15	77
100	PHI, Inc., 7.13%, 04/15/13	73
50	Pilgrim’s Pride Corp., 7.63%, 05/01/15 (d)	17
100	PolyOne Corp., 8.88%, 05/01/12	78
25	Polypore, Inc., 8.75%, 05/15/12	20
100	Quality Distribution LLC/QD Capital Corp., 9.00%, 11/15/10 (i)	32
100	Qwest Corp., 7.63%, 06/15/15	77
120	Range Resources Corp., 7.50%, 05/15/16	98
50	RBS Global, Inc./Rexnord LLC, 8.88%, 09/01/16	32
100	Reliant Energy, Inc., 7.63%, 06/15/14	77
2	RH Donnelley Corp., 6.88%, 01/15/13	—	(h)
66	RH Donnelley, Inc., 11.75%, 05/15/15 (e)	26
100	Rite Aid Corp., 7.50%, 03/01/17	63
100	Sabine Pass LNG LP, 7.25%, 11/30/13	71
30	Sanmina-SCI Corp., VAR, 5.57%, 06/15/14 (e)	23
25	Seminole Hard Rock Entertainment, Inc., VAR, 5.32%, 03/15/14 (e)	17
100	Service Corp. International, 7.00%, 06/15/17	76
25	Shingle Springs Tribal Gaming Authority, 9.38%, 06/15/15 (e)	12
100	Smithfield Foods, Inc., 7.75%, 05/15/13	67

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United States — Continued
50	Sotheby’s, 7.75%, 06/15/15 (e) (i)	30
25	Southwestern Energy Co., 7.50%, 02/01/18 (e)	20
100	Spansion, Inc., VAR, 5.93%, 06/01/13 (e)	21
100	Spectrum Brands, Inc., 7.38%, 02/01/15	33
100	Sprint Nextel Corp., 6.00%, 12/01/16	69
50	SPX Corp., 7.63%, 12/15/14 (e)	42
50	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	40
100	Sterling Chemicals, Inc., 10.25%, 04/01/15	96
10	Stewart Enterprises, Inc., 6.25%, 02/15/13	8
100	Swift Energy Co., 7.13%, 06/01/17	70
50	Targa Resources Partners LP, 8.25%, 07/01/16 (e)	31
75	TeamHealth, Inc., 11.25%, 12/01/13	72
80	Tenet Healthcare Corp., 9.88%, 07/01/14	65
100	Terra Capital, Inc., 7.00%, 02/01/17	85
25	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15 (e)	19
50	Time Warner Telecom Holdings, Inc., 9.25%, 02/15/14	40
50	Unisys Corp., 12.50%, 01/15/16	35
50	United Rentals North America, Inc., 6.50%, 02/15/12	35
100	Valassis Communications, Inc., 8.25%, 03/01/15	54
50	Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14	42
25	Verso Paper Holdings LLC/Verso Paper, Inc., 9.13%, 08/01/14	14
25	Visant Corp., 7.63%, 10/01/12	20
25	W&T Offshore, Inc., 8.25%, 06/15/14 (e)	16
100	Westlake Chemical Corp., 6.63%, 01/15/16	72
50	Williams Partners LP/Williams Partners Finance Corp., 7.25%, 02/01/17	40
25	Windstream Corp., 8.63%, 08/01/16	19
50	Wolverine Tube, Inc., 10.50%, 04/01/09	45
		5,039
	Venezuela — 0.8%
350	Petroleos de Venezuela S.A., 5.38%, 04/12/27	124
	Total Corporate Bonds (Cost $8,450)	5,658
	Foreign Government Securities — 2.0%
	Argentina — 0.6%
	Republic of Argentina,
460	VAR, 3.13%, 08/03/12	66
ARS 185	10.50%, 06/12/12	11
		77
	Colombia — 0.0% (g)
COP 15,000	Republic of Colombia, 12.00%, 10/22/15	6

	Dominican Republic — 0.2%
46	Government of Dominican Republic, 9.50%, 09/27/11	35

	Egypt — 0.5%
EGP 500	Republic of Egypt, 8.75%, 07/18/12	69

	Russia — 0.2%
22	Russian Federation, 12.75%, 06/24/28	26

	Venezuela — 0.5%
	Republic of Venezuela,
55	9.00%, 05/07/23	27
75	10.75%, 09/19/13	52
		79
	Total Foreign Government Securities (Cost $544)	292
	Loan Participations & Assignments — 2.0%
	United States — 2.0%
	Baldor Electric Co., Term Loan,
43	4.88%, 01/31/14	33
41	5.25%, 01/31/14	34
	First Data Corp., Initial Tranche B3,
93	5.95%, 09/24/14	68
6	6.51%, 09/24/14	5
8	IASIS Healthcare Corp., Letter of Credit, 2.48%, 03/14/14	7
91	IASIS Healthcare, Term Loan, 5.12%, 03/14/14	72
29	NRG Energy, Inc. (Opco), Credit-Linked Deposit, 3.66%, 02/01/13	26
60	NRG Energy, Inc. (Opco), Term Loan B, 5.26%, 02/01/13	52
	Total Loan Participations & Assignments (Cost $362)	297
	Preferred Stocks — 1.9%
	Germany — 0.3%
1	RWE AG (m)	47

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United States — 1.6%
3	Apartment Investment & Management Co., Series U, 7.75%, 03/24/09 (m) (x)	42
1	Fifth Third Capital Trust VI, 7.25%, 11/15/12 (m) (x)	22
2	KeyCorp Capital X, 8.00%, 03/15/13 (m) (x)	24
2	Kilroy Realty Corp., Series F, 7.50%, 12/08/09 (m) (x)	23
2	Merrill Lynch Capital Trust II, 6.45%, 06/15/12 (m) (x)	30
1	PS Business Parks, Inc., Series K, 7.95%, 06/30/09 (m) (x)	25
2	Public Storage, Series M, 6.63%, 01/09/12 (m) (x)	30
2	Taubman Centers, Inc., Series G, 8.00%, 11/23/09 (m) (x)	26
1	Wachovia Capital Trust IX, 6.38%, 06/01/12 (m) (x)	22
		244
	Total Preferred Stocks (Cost $376)	291

PRINCIPAL AMOUNT
	U.S. Treasury Obligation — 3.0%
440	U.S. Treasury Notes, 3.25%, 01/15/09 (k) (Cost $442)	442
	Total Long-Term Investments (Cost $16,508)	11,947

SHARES
Short-Term Investment — 16.7%
	Investment Company — 16.7%
2,518	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $2,518)	2,518
	Total Investments — 96.2% (Cost $19,026)	14,465
	Other Assets in Excess of Liabilities — 3.8%	577
	NET ASSETS — 100.0%	15,042

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	E-mini S&P 500	12/19/08	1,403	(159)

	Short Futures Outstanding
(5)	Euro FX	12/15/08	(796)	23
(22)	Dow Jones Euro STOXX 50 Index	12/19/08	(727)	3
				(133)

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	9.3%
Media	4.8
Diversified Telecommunication Services	4.5
Commercial Banks	4.4
Chemicals	3.9
Pharmaceuticals	3.0
Non-Agency CMO	2.8
Health Care Providers & Services	2.7
Food Products	2.6
Tobacco	2.1
Electric Utilities	2.1
Wireless Telecommunication Services	2.0
Independent Power Producers & Energy Traders	2.0
Multi-Utilities	2.0
Foreign Governments	2.0
Insurance	1.8
Automobiles	1.7
Diversified Consumer Services	1.6
Commercial Services & Supplies	1.5
Asset-Backed Securities	1.5
Diversified Financial Services	1.3
Machinery	1.1
Beverages	1.1
Hotels, Restaurants & Leisure	1.0
Real Estate Investment Trusts (REITs)	1.0
IT Services	1.0
U.S. Treasury Obligation	3.1
Short-Term Investment	17.4
Others (each less than 1.0%)	14.7

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

ARS—	Argentine Peso

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

CVA—	Dutch Certification

EGP—	Egyptian Pound

PIK—	Payment-in Kind

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2008.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Security in default.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $59,000 which amounts to 0.4% of total investments.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2008.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $2,796,000 and 19.3%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$11,947
Investments in affiliates, at value	2,518
Total investment securities, at value	14,465
Cash	154
Foreign currency, at value	11
Receivables:
Investment securities sold	431
Interest and dividends	253
Tax reclaims	3
Variation margin on futures contracts	26
Unrealized appreciation on unfunded commitments	12
Due from Advisor	7
Total Assets	15,362

LIABILITIES:
Payables:
Investment securities purchased	241
Unrealized depreciation on unfunded commitments	5
Accrued liabilities:
Distribution fees	—	(b)
Custodian and accounting fees	13
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	61
Total Liabilities	320
Net Assets	$15,042

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

Income Builder Fund
NET ASSETS:
Paid in capital	$21,581
Accumulated undistributed (distributions in excess of) net investment income	— (b)
Accumulated net realized gains (losses)	(1,849)
Net unrealized appreciation (depreciation)	(4,690)
Total Net Assets	$15,042

Net Assets:
Class A	$75
Class C	74
Select Class	14,893
Total	$15,042

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11
Class C	11
Select Class	2,157

Net Asset Value:
Class A — Redemption price per share	$6.90
Class C — Offering price per share (a)	6.90
Select Class — Offering and redemption price per share	6.90
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.23

Cost of investments in non-affiliates	$16,508
Cost of investments in affiliates	2,518
Cost of foreign currency	11

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Dividend income	$239
Dividend income from affiliates (a)	76
Interest income	1,069
Interest income from affiliates	4
Foreign taxes withheld	(17)
Total investment income	1,371

EXPENSES:
Investment advisory fees	84
Administration fees	19
Distribution fees:
Class A	— (b)
Class C	1
Shareholder servicing fees:
Class A	— (b)
Class C	— (b)
Select Class	46
Custodian and accounting fees	93
Interest expense	— (b)
Professional fees	82
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	29
Registration and filing fees	1
Transfer agent fees	9
Other	3
Total expenses	367
Less amounts waived	(150)
Less earnings credits	(4)
Less expense reimbursements	(81)
Net expenses	132
Net investment income (loss)	1,239

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,504)
Futures	(213)
Foreign currency transactions	(176)
Net realized gain (loss)	(1,893)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(4,364)
Futures	(142)
Foreign currency translations	(7)
Unfunded commitments	7
Change in net unrealized appreciation (depreciation)	(4,506)
Net realized/unrealized gains (losses)	(6,399)
Change in net assets resulting from operations	$(5,160)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,239	$498
Net realized gain (loss)	(1,893)	(112)
Change in net unrealized appreciation (depreciation)	(4,506)	(184)
Change in net assets resulting from operations	(5,160)	202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6)	(2)
Class C
From net investment income	(6)	(2)
Select Class
From net investment income	(1,194)	(392)
Total distributions to shareholders	(1,206)	(396)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,206	20,396

NET ASSETS:
Change in net assets	(5,160)	20,202
Beginning of period	20,202	—
End of period	$15,042	$20,202
Accumulated undistributed (distributions in excess of) net investment income	$— (b)	$123

(a)	Commencement of operations was May 31, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Year Ended 10/31/2008	Period Ended 10/31/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$100
Dividends and distributions reinvested	6	2
Change in net assets from Class A capital transactions	$6	$102
Class C
Proceeds from shares issued	$—	$100
Dividends and distributions reinvested	6	2
Change in net assets from Class C capital transactions	$6	$102
Select Class
Proceeds from shares issued	$—	$19,800
Dividends and distributions reinvested	1,194	392
Change in net assets from Select Class capital transactions	$1,194	$20,192
Total change in net assets from capital transactions	$1,206	$20,396

SHARE TRANSACTIONS:
Class A
Issued	—	10
Reinvested	1	—	(b)
Change in Class A Shares	1	10
Class C
Issued	—	10
Reinvested	1	—	(b)
Change in Class C Shares	1	10
Select Class
Issued	—	1,980
Reinvested	136	41
Change in Select Class Shares	136	2,021

(a)	Commencement of operations was May 31, 2007.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Class A
Year Ended October 31, 2008	$9.90	$0.57	$(3.02)	$(2.45)	$(0.55)	$6.90
May 31, 2007 (e) through October 31, 2007	10.00	0.24	(0.15)	0.09	(0.19)	9.90

Class C
Year Ended October 31, 2008	9.89	0.52	(3.00)	(2.48)	(0.51)	6.90
May 31, 2007 (e) through October 31, 2007	10.00	0.22	(0.16)	0.06	(0.17)	9.89

Select Class
Year Ended October 31, 2008	9.90	0.59	(3.01)	(2.42)	(0.58)	6.90
May 31, 2007 (e) through October 31, 2007	10.00	0.25	(0.15)	0.10	(0.20)	9.90

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(25.78)%	$75	0.95%		6.38%	2.21%	82%
0.94	101	0.96	(f)	5.85	3.18	30

(26.10)	74	1.45		5.88	2.71	82
0.69	101	1.46	(f)	5.35	3.68	30

(25.59)	14,893	0.70		6.63	1.96	82
1.03	20,000	0.71	(f)	6.09	2.93	30

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Income Builder Fund	Class A, Class C and Select Class

The Fund commenced operations on May 31, 2007. Currently the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Effective February 29, 2008, the maximum sales charges incurred on sales of Class A Shares of the Fund changed to 4.50% from 3.75%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

18   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$3,925	$26	$(159)
Level 2 — Other significant observable inputs	10,540	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$14,465	$26	$(159)

* Other financial instruments may include futures, forwards and swap contracts.

B. Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2008 (amounts in thousands):

Amount	Percentage
$142	0.9%

C. Loan Participations and Assignments — The Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the senior loan in which it has purchased the loan participation.

D. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At October 31, 2008, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

Security Description	Term	Maturity Date	Rate	Commitment Amount	Value
Calpine Term Loan	First Priority Lien	03/29/14	6.65%	$196	$199
Community Health Term Loan Strip	Term Loan	07/25/14	5.06	116	121
CSC Holdings Inc.	Incremental Term Loan	03/29/13	4.57	128	127
Directv Holdings TL	Term Loan	04/13/13	5.25	91	90
Dollar General TL B1 1st Lien	Tranche B-1 Term Loan	07/03/14	6.17	121	121
Fresenius Medical Care TL B	Term Loan B	03/31/13	2.81	145	146
Georgia-Pacific TL B	Term Loan B	12/20/12	5.47	162	161
HCA Inc.	Term Loan B	11/14/13	6.01	123	124
Lyondell Chemical TL	U.S. Tranche B-1 Dollar Term Loan	12/20/14	8.04	90	89
Metropcs Wireless	Term Loan B	11/03/13	5.38	123	122
NRG Opco Term Loan	Term Loan B	02/01/13	5.26	129	131
				$1,424	$1,431

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

E. Futures Contracts — The Fund may enter into futures contracts as substitutes for securities in which the Fund can invest. The Fund may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but

20   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(21)	$(156)	$177

The reclassifications for the Fund relate primarily to foreign currency gains or losses and taxable overdistribution.

L. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

M. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2008 was approximately $4,000.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.95%	1.45%	0.70%

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

For the year ended October 31, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$84	$19	$47	$150	$81

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

22   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2008, the Fund incurred approximately $16 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$13,240	$13,042

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$19,109	$16	$4,660	$(4,644)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,206	$1,206

The tax character of distribution paid during the period ended October 31, 2007, was follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$396	$396

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(1,925)	$(4,614)

The cumulative timing differences primarily consist of wash sale loss deferrals and mark to market of futures contracts.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

As of October 31, 2008, the Fund had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2015	2016	Total
$121	$1,804	$1,925

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

At October 31, 2008, the Fund invested approximately 55.6% of its total investments in the United States.

24   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders
of the JPMorgan Income Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   25

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

26   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees(continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   27

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

28   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$773.50	$4.24	0.95%
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class C
Actual	1,000.00	772.30	6.46	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Select Class
Actual	1,000.00	774.50	3.12	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, with respect to the Fund, the Trustees have engaged an independent consultant to similarly review the performance of the Fund, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous

30   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings. The attention that was given to the benchmark performance and the actions taken as a result of the review of the Fund’s investment performance is summarized below:

The Trustees noted the performance of the one-year period of the Fund as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2008        JPMORGAN INCOME FUNDS   31

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

6.30% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2008.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $1,185,000 of ordinary income distributions was treated as qualified dividends.

32   JPMORGAN INCOME FUNDS        OCTOBER 31, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-INCBUILD-1008

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2008 – $1,668,200

2007 – $1,634,300

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2007 – $15,213,000

2006 –   $9,775,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2008 – $299,120

2007 – $279,600

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2007 and 2008.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2008 – Not applicable

2007 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.0%

2007 – 0.0%

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.9 million in 2007 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

January 9, 2009

By:

/s/____________________________

Patricia A. Maleski

Principal Financial Officer

January 9, 2009